UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

Marshall Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue

                Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

M&I Investment Management Corp.

111 East Kilbourn Avenue

                Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Annual Report

August 31, 2011

• Marshall Large-Cap Value Fund

• Marshall Large-Cap Growth Fund

• Marshall Large-Cap Focus Fund

• Marshall Mid-Cap Value Fund

• Marshall Mid-Cap Growth Fund

• Marshall Small-Cap Value Fund

• Marshall Small-Cap Growth Fund

• Marshall International Stock Fund

• Marshall Emerging Markets Equity Fund

• Marshall Ultra Short Tax-Free Fund

• Marshall Short-Term Income Fund

• Marshall Short-Intermediate Bond Fund

• Marshall Intermediate Tax-Free Fund

• Marshall Government Income Fund

• Marshall Corporate Income Fund

• Marshall Aggregate Bond Fund

• Marshall Core Plus Bond Fund

• Marshall Government Money Market Fund

• Marshall Tax-Free Money Market Fund

• Marshall Prime Money Market Fund

Commentaries

Marshall Large-Cap Value Fund	1	Marshall Short-Intermediate Bond Fund	12
Marshall Large-Cap Growth Fund	2	Marshall Intermediate Tax-Free Fund	13
Marshall Large-Cap Focus Fund	3	Marshall Government Income Fund	14
Marshall Mid-Cap Value Fund	4	Marshall Corporate Income Fund	15
Marshall Mid-Cap Growth Fund	5	Marshall Aggregate Bond Fund	16
Marshall Small-Cap Value Fund	6	Marshall Core Plus Bond Fund	17
Marshall Small-Cap Growth Fund	7	Marshall Government Money Market Fund	18
Marshall International Stock Fund	8	Marshall Tax-Free Money Market Fund	19
Marshall Emerging Markets Equity Fund	9	Marshall Prime Money Market Fund	20
Marshall Ultra Short Tax-Free Fund	10	Explanation of the Indexes and Notes in the Commentary	21
Marshall Short-Term Income Fund	11

Financial Information

Expense Example			24
Schedules of Investments:
Marshall Large-Cap Value Fund	26	Marshall Short-Intermediate Bond Fund	62
Marshall Large-Cap Growth Fund	28	Marshall Intermediate Tax-Free Fund	64
Marshall Large-Cap Focus Fund	29	Marshall Government Income Fund	80
Marshall Mid-Cap Value Fund	30	Marshall Corporate Income Fund	82
Marshall Mid-Cap Growth Fund	32	Marshall Aggregate Bond Fund	85
Marshall Small-Cap Value Fund	34	Marshall Core Plus Bond Fund	88
Marshall Small-Cap Growth Fund	36	Marshall Government Money Market Fund	91
Marshall International Stock Fund	38	Marshall Tax-Free Money Market Fund	92
Marshall Emerging Markets Equity Fund	42	Marshall Prime Money Market Fund	96
Marshall Ultra Short Tax-Free Fund	44	Notes to Schedules of Investments	100
Marshall Short-Term Income Fund	58

Statements of Assets and Liabilities			102
Statements of Operations			106
Statements of Changes in Net Assets			110
Financial Highlights			116
Notes to Financial Statements			122

Report of Independent Registered Public Accounting Firm			148

Directors and Officers of the Funds			149

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts			152

Results of the Special Meeting of Shareholders			157

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	Marshall Large-Cap Value Fund

Fund Manager:	Daniel P. Brown, CFA, began investment experience in 1997
Analysts:	Kenneth M. Conrad, CFA and Casey J. Sambs, CFA

The Marshall Large-Cap Value Fund (the Fund) returned 15.15% for the fiscal year ended August 31, 2011 versus the Lipper Large-Cap Value Fund Index and the Russell 1000® Value Index, which returned 13.81% and 14.37%, respectively.

The themes that we wrote about last year unfortunately persisted into this fiscal year. Economic and regulatory uncertainties continued to be major themes that were generally negative for equity investors. Two new macro concerns this past year were the Euro debt contagion fears and declining investor confidence, both of which have weighed heavily on the Financials sector. The increased market volatility caused us to put more emphasis on higher quality, dividend paying stocks.

The Fund continued to maintain an underweight position of approximately 3% in the Financials sector due to downward housing trends, potentially restrictive regulatory changes, lack of dividends, and weak loan demand. In the Financials sector, our stock selection and underweight decision added value. The Financials sector was the worst performer over the past year for the Fund, but was significantly better than the benchmark’s negative return. Discover Financial Services (2.3% of the Fund, 75%) benefited by the fact that their credit metrics improved consistently over the past year. Much of the regulation proposed will have little impact on them and additionally, they acquired some assets that should be accretive to their earnings.

The global growth slowdown was the main factor for the Materials sector being the Fund’s largest detractor. Freeport-McMoRan Copper & Gold, Inc. (0.0% of the Fund, -7.8%) and Mosaic Co. (1.4% of the Fund, -17.9%) were two large detractors as the trend of quarterly GDP being revised lower hurt industrial demand for economically sensitive inputs such as copper, oil, and other commodities.

The Fund was aided by strong stock selection in the Energy & Utilities sectors. Marathon Oil Corp. (0.0% of the Fund, 75.5%) unlocked shareholder value by spinning off their downstream business into Marathon Petroleum Corp. (1.0% of the Fund, -11.7%). ONEOK, Inc. (1.0% of the Fund, 70.9%) continues to benefit from a price difference between oil and natural gas. Finally, Halliburton Co. (1.9% of the Fund, 58.6%) rose as the market gained confidence that the North American pressure-pumping business would be stronger for longer than previous cycles.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LLCVFI	Russell 1000® VI
1-year (Class Y)	15.15%	13.81%	14.37%
1-year (Class I)	15.47%	13.81%	14.37%
5-year (Class Y)	(1.63)%	(1.00)%	(1.62)%
10-year (Class Y)	1.82%	2.34%	3.41%

Commencement of Operations
(2/1/08) (Class I)	(4.15)%	(3.11)%	(3.71)%

Expense Ratios	Gross	Net
Investor shares	1.27%	1.24%
Institutional shares	1.02%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	9.5%
Consumer Staples	8.4
Energy	13.8
Financials	21.5
Healthcare	14.3
Industrials	8.6
Information Technology	7.7
Materials	4.3
Telecommunication Services	2.1
Utilities	4.8
Purchased Call Options	0.0
Purchased Put Options	0.0
Other Assets & Liabilities, Net	5.0

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Growth Fund

Fund Managers:	Robert G. Cummisford, CFA and Alan K. Creech, began investment experience in 1992 and 1995, respectively
Analyst:	Shane T. Sawyer, CFA

The Marshall Large-Cap Growth Fund (the Fund) returned 20.99% for the fiscal year ended August 31, 2011 versus the Lipper Large-Cap Growth Fund Index and the Russell 1000® Growth Index, which returned 21.22% and 23.96%, respectively.

In the past year, equity markets experienced a substantial recovery as strength in corporate earnings and balance sheets gave investors plenty to cheer about. In the fall of 2010, fears of a global economic slowdown and a double-dip recession in the U.S. largely faded away as U.S. companies showed considerable strength in earnings. Quarterly reports continued to be quite strong through 2011, however the fears of the previous year have returned. In the spring, signs of domestic economic weakness began to appear, with housing, employment, and consumer confidence remaining challenged. Globally, political unrest in the Middle East, sovereign debt concerns in Europe, and slower growth in developing markets and China dampened investor enthusiasm. Through the summer of 2011, fears of a double dip recession in the U.S. returned to the forefront, leading to a very challenging final month to the fiscal year.

As we discussed last year, market volatility remains high, as daily moves of 1% or more have become commonplace, and stock correlations remain high. The stock market has continued to wrestle with largely divergent views of where the economy is headed. The “Bears” point to continued trouble in housing, employment, and confidence and foresee a “double dip” recession. The “Bulls” believe strong corporate earnings, revenues, and balance sheets will lift the global economy from near term trials.

The Fund benefited most from our positioning in the Consumer Discretionary and Energy sectors. We were overweight both sectors for the year as our process revealed a large number of investment opportunities with significant growth potential. Many investments saw sizable gains for the year including National Oilwell Varco, Inc. (2.6% of Fund, 77.0%), Halliburton Co. (2.8% of Fund, 59.0%), and Bed Bath & Beyond, Inc. and Dollar General Corp. (each 0.0% of Fund, 52.0% and 46.0%, respectively).

The Information Technology sector proved to be a more challenging area for growth investing during the year. A majority of the underperformance came from Akamai Technologies, Inc., ON Semiconductor Corp., and Cisco Systems, Inc. (each 0% of Fund, -56.0%, -34.0%, and -17.0%, respectively). In each case we had anticipated the companies’ products and services would propel earnings higher in a global recovery, but underestimated the potential commoditization of their products and the negative impact on earnings if the recovery faltered.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LLCGFI	Russell 1000® GI
1-year (Class Y)	20.99%	21.22%	23.96%
1-year (Class I)	21.33%	21.22%	23.96%
5-year (Class Y)	2.07%	2.57%	3.75%
10-year (Class Y)	1.35%	1.76%	2.71%

Commencement of Operations
(2/1/08) (Class I)	0.37%	(0.06)%	1.94%

Expense Ratios	Gross	Net
Investor shares	1.29%	1.24%
Institutional shares	1.04%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	14.9%
Consumer Staples	8.3
Energy	13.6
Financials	4.0
Healthcare	10.7
Industrials	14.5
Information Technology	25.9
Materials	5.0
Other Assets & Liabilities, Net	3.1

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Focus Fund

Fund Managers:	Carl L. Goldsmith; Marla K. Ryan, CFA and Brenda C. Cullen, began investment experience in 1980, 1989 and 2000, respectively

The Marshall Large-Cap Focus Fund (the Fund) returned 11.65% for the fiscal year ended August 31, 2011 versus the Lipper Large-Cap Core Fund Index and the S&P 500® Index, which returned 16.94% and 18.50%, respectively.

The U.S. market posted a strong overall return during the fiscal year, as the latter months of 2010 saw some of the global macroeconomic uncertainty lifted. A second round of quantitative easing, aimed at keeping borrowing rates low and promoting faster economic growth, in addition to tax cuts enacted as part of a fiscal stimulus program, helped to create some of the early positive momentum. This trend was not to last, however, as uncertainty in European markets coupled with the global economic impact of the Japanese earthquake/tsunami and growing concerns over a continuously weak U.S. economy weighed on investor optimism. The latter portion of the fiscal year saw increasingly volatile equity markets, as consumer, business and investor sentiment further soured despite relatively benign macroeconomic data.

The fund underperformed its benchmark over the fiscal year as both sector allocation and stock selection detracted from performance, generally due to the fund’s pro-cyclical positioning. Positive stock selection within the Information Technology and Materials sectors was the largest positive contributor to performance over the period. Negative stock selection in the Consumer Discretionary sector and the Fund’s cash position hurt the overall performance. Technology securities such as Apple, Inc. (5.4% of the Fund), Teradyne, Inc. (0.9% of the Fund), and International Business Machines Corp. (2.4% of the Fund) were positive contributors, while Energy holding Hess Corp. (1.0% of the Fund), Financial holdings Citigroup, Inc. (2.1% of the Fund) and JPMorgan Chase & Co. (2.0% of the Fund), and Consumer Discretionary holding Visteon Corp. (1.6% of the Fund) were the largest negative performers over the fiscal year.

As more and more macroeconomic data seem to indicate, the successful transition from recovery to a sustained level of acceptably strong economic growth is becoming less probable. Accordingly, we have modified our views for economic activity in the second half of 2011 and now believe that growth will linger at a below-trend level as we head into 2012, unless current fiscal stimulus is extended and/or new, intelligent stimulus policies are implemented. We continue to expect corporate investment to have the greatest impact on economic activity, especially as companies continue to make productivity-oriented capital expenditures and take advantage of investment tax incentives prior to their year-end expiration, with little benefit expected from debt-burdened consumers and reduced government expenditures.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LLCCFI	S&P500
1-year (Class Y)	11.65%	16.94%	18.50%
1-year (Class I)	12.01%	16.94%	18.50%

Commencement of Operations
(9/1/10) (Class Y)	11.65%	16.94%	18.50%

Commencement of Operations
(9/1/10) (Class I)	12.01%	16.94%	18.50%

Expense Ratios	Gross	Net
Investor shares	1.41%	0.90%
Institutional shares	1.16%	0.65%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	9.4%
Consumer Staples	4.5
Energy	12.3
Financials	7.4
Healthcare	7.3
Industrials	13.0
Information Technology	28.9
Materials	7.7
Other Assets & Liabilities, Net	9.5

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Value Fund

Fund Managers:	Matthew B. Fahey; Gregory S. Dirkse, CFA and Brian J. Janowski, CFA, CPA, began investment experience in 1984, 1999 and 2002, respectively
Analyst:	Jeffrey J. Strong

The Marshall Mid-Cap Value Fund (the Fund) returned 16.35% for the fiscal year ended August 31, 2011 versus the Lipper Multi-Cap Value Fund Index and the Russell Midcap® Value Index (RMVI), which returned 13.52% and 17.51%, respectively.

The fiscal year started with eight consecutive monthly gains, as fears of a slowing economy began to dissipate with the help of monetary policy actions. The remaining four months of the year produced negative returns as the global economic outlook slowed due to European banking issues and developing countries attempting to slow their growth in fear of inflation. All ten economic sectors in the Russell Index recorded positive results for the year ranging from 36% in Healthcare to 8% in Financials.

In terms of relative stock selection results versus the RMVI, three sectors, Materials, Information Technology, and Telecommunication Services produced strong results. Within the Materials sector, the Fund produced a return in excess of 35%, led by CF Industries Holdings, Inc. (1.4% of the Fund, 98.6%), Sealed Air Corp. (0.0% of the Fund, 32.4%), and PPG Industries, Inc. (0.0% of the Fund, 30.0%). In Information Technology, InterDigital, Inc. (2.2% of the Fund, 111.0%) propelled that sector much higher than the comparable index results. The Telecommunication Services sector outperformance was driven by two takeovers owned in the Fund, namely Quest Communications International, Inc. (0.0% of the Fund, 25.4%) and Syniverse Holdings, Inc. (0.0% of the Fund, 34.4%).

Healthcare, Financials, and Industrials sectors trailed in relative results. In Healthcare, several stocks performed well including AmerisourceBergen Corp. (2.1% of the Fund, 46.8%) and CIGNA Corp. (2.0% of the Fund, 45.2%), however, their return was not sufficient to overcome Community Health Systems, Inc. (1.5% of the Fund, -21.9%). The REIT segment of the Financials was a detractor from relative performance within the Financials sector. The average return of the REIT’s in the Index was over 17% and the Index average weight in REIT’s was over 10%. The Fund holds approximately 2% in REIT’s. Additionally, bank stocks detracted from performance, in particular, Comerica, Inc. (0.9% of the Fund, -24.9%) and Popular, Inc. (1.0% of the Fund, -18.8%). Also, the Industrials sector performance was pulled down by Diana Shipping, Inc. (0.0% of the Fund, -31.0%) and Oshkosh Corp. (0.0% of the Fund, -21.1%).

In the sector weight category, an overweight in Healthcare added to relative performance as the fund carried an average weight of 8.5% during the year compared to 5.6% in the index and the sector was an outperformer. An underweight position in the worst performing sector, Financials, added to relative performance. A substantial underweight in Utilities, however, detracted from performance as the sector was up approximately 20%.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. The Lipper Multi-Cap Value Fund Index is replacing the Lipper Mid-Cap Value Fund Index as the Fund’s Benchmark. Lipper has reclassified the Fund based on a review of the Fund’s current portfolio holdings. The Lipper Mid-Cap Value Fund Index will be excluded from this comparison in the future.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LMCVFI	LMLCVFI	RMCVI
1-year (Class Y)	16.35%	16.29%	13.52%	17.51%
1-year (Class I)	16.72%	16.29%	13.52%	17.51%
5-year (Class Y)	1.69%	1.80%	(1.53)%	1.36%
10-year (Class Y)	6.09%	6.26%	2.92%	7.50%

Commencement of Operations
(2/1/08) (Class I)	1.16%	0.40%	(3.04)%	0.95%

Expense Ratios	Gross	Net
Investor shares	1.27%	1.24%
Institutional shares	1.02%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	15.2%
Consumer Staples	5.4
Energy	10.9
Financials	19.5
Healthcare	10.1
Industrials	11.7
Information Technology	12.6
Materials	5.6
Telecommunication Services	1.4
Utilities	4.7
Other Assets & Liabilities, Net	2.9

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Growth Fund

Fund Managers: Analysts:	Kenneth S. Salmon and Patrick M. Gundlach, CFA, began investment experience in 1986 and 2002, respectively Bryan J. Bigari, CFA; Ryan P. Bushman, CFA and Earl R. DeLaet, CFA

The Marshall Mid-Cap Growth Fund (the Fund) returned 23.30% for the fiscal year ended August 31, 2011 versus the Lipper Mid-Cap Growth Fund Index and the Russell Midcap® Growth Index, which returned 22.13% and 25.61%, respectively.

Fiscal year 2011 began on a strong note in the wake of the Federal Reserve’s (the Fed) quantitative easing plan. Ongoing global economic expansion continued for the first three-fourths of the period, as stocks generally rallied and our exposure to companies benefiting from the expansion continued to be additive to the Fund. However, similar to last year, macroeconomic headlines, notably the continued debt crisis in the Euro Zone, the Japanese earthquake/tsunami, and the United States’ own debt ceiling issues and eventual credit downgrade, served to weigh on investor and consumer confidence as the spring and summer unfolded, despite companies continuing to report strong fundamental results in most instances. This environment drove a “flight to quality,” which meant less equity exposure for many, especially in small and midcap issues, and a crowding into what are perceived to be more historically defensive sectors like Healthcare and Consumer Staples.

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk in the portfolio and reduce volatility in what has been a highly volatile fiscal year. Strict adherence to our process continues to uncover stocks that will benefit in a variety of economic conditions.

The Fund’s performance was driven by strong stock selection in the Healthcare, Industrials, and Information Technology sectors and hurt by overall sector allocation. Health Care and Industrials performed the best, while Consumer Discretionary and Materials performed the worst. The top contributors to the Fund’s performance in the period were: Energy XXI (Bermuda), Ltd. (3.8% of the Fund, 34.1%), Gulfport Energy Corp. (4.6% of the Fund, 40.3%), and Sonic Solutions, Inc. (0.0% of the Fund, 79.9%). The top detractors to Fund performance were: Thompson Creek Metals Co., Inc. (1.6% of the Fund, -3.6%), Dendreon Corp. (0.4% of the Fund, -65.7%), and Advantage Oil & Gas, Ltd. (1.5% of the Fund, -28.4%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LMCGFI	RMCGI
1-year (Class Y)	23.30%	22.13%	25.61%
1-year (Class I)	23.66%	22.13%	25.61%
5-year (Class Y)	5.43%	4.94%	4.28%
10-year (Class Y)	3.22%	4.79%	5.90%

Commencement of Operations
(2/1/08) (Class I)	2.97%	1.59%	2.67%

Expense Ratios	Gross	Net
Investor shares	1.25%	1.24%
Institutional shares	1.00%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	14.0%
Consumer Staples	0.9
Energy	11.2
Financials	2.5
Healthcare	16.1
Industrials	19.5
Information Technology	25.7
Materials	4.5
Telecommunication Services	4.1
Warrants	0.0
Other Assets & Liabilities, Net	1.5

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Value Fund

Fund Managers:	Matthew B. Fahey; Gregory S. Dirkse, CFA and Brian J. Janowski, CFA, CPA, began investment experience in 1984, 1999 and 2002, respectively
Analyst:	Jeffrey J. Strong

The Marshall Small-Cap Value Fund (the Fund) returned -7.50% for the six-month period from inception (March 1, 2011) to August 31, 2011 versus the Lipper Small-Cap Value Fund Index and the Russell 2000® Value Index, which returned -12.63% and -12.99%, respectively.

The fears of a slowing economy began to dissipate, with the help of monetary policy actions, in the second half of 2010, fueling a market rally which lasted until early in the second quarter of 2011. Unfortunately, concerns of a slowing global economic outlook due to European banking issues and attempts by developing countries to slow their growth contributed to a sell-off in the equity markets from May to the end of the fiscal year. Macro issues continue to dominate the headlines, but the Fund focuses on individual company fundamentals and valuations. While macro factors are considered; they are not the driving force for investment decisions.

During the first six months of the fund’s existence, relative performance was strong due to successful stock selection, while sector allocation contributed negatively to relative performance. In the Information Technology sector, superior stock selection led to strong relative results, including InterDigital, Inc. (2.1% of the Fund, 48.3%), Brightpoint, Inc. (1.3% of the Fund, 16.4%), and Littlefuse Inc. (0.0% of the Fund, 17.7%). Quest Software, Inc. (1.2% of the Fund, -35.7%) hindered performance.

The average return of the stocks in the Energy sector was down approximately 6% for the Fund, but that compared favorably to the index return of -18%. Significant contributors included Bill Barrett Corp (1.7% of the Fund, 23.3%) and Helix Energy Solutions Group, Inc. (1.2% of the Fund, 9.7%). Detractors in the sector included VAALCO Energy, Inc. (1.1% of the Fund, -20.6%) and Matrix Services Co. (0.8% of the Fund, -20.0%).

Stock selection was also positive in the Healthcare and Materials sectors. Healthcare was led by Medicis Pharmaceutical Corp., Class A (1.8% of the Fund, 21.8%). A buyout offer for Graham Packaging Co., Inc. (0.0% of the Fund, 30.8%) in the Materials sector propelled sector returns and more than offset losses in Chemtura Corp. (0.8% of the Fund, -30.4%) and Stillwater Mining Co. (0.0% of the Fund, -20.2%).

Sector allocation detracted from relative performance. An overweight position in Information Technology detracted from relative performance as did an underweight position in Utilities.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Cumulative
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LSCVFI	Russell 2000® VI
Commencement of Operations
(3/1/11) (Class Y)	(7.50)%	(12.63)%	(12.99)%

Commencement of Operations
(3/1/11) (Class I)	(7.40)%	(12.63)%	(12.99)%

Expense Ratios	Gross	Net
Investor shares	1.82%	1.24%
Institutional shares	1.57%	0.99%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	12.6%
Consumer Staples	4.4
Energy	8.2
Financials	22.4
Healthcare	8.0
Industrials	15.6
Information Technology	16.8
Materials	5.6
Utilities	1.5
Other Assets & Liabilities, Net	4.9

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Growth Fund

Fund Managers: Analysts:	Kenneth S. Salmon and Patrick M. Gundlach, CFA, began investment experience in 1986 and 2002, respectively Bryan J. Bigari, CFA; Ryan P. Bushman, CFA and Earl R. DeLaet, CFA

The Marshall Small-Cap Growth Fund (the Fund) returned 24.66% for the fiscal year ended August 31, 2011 versus the Lipper Small-Cap Growth Fund Index and the Russell 2000® Growth Index, which returned 24.66% and 27.54%, respectively.

Fiscal year 2011 began on a strong note in the wake of the Federal Reserve’s (the Fed) quantitative easing plan. Ongoing global economic expansion continued for the first three-fourths of the period, as stocks generally rallied and our exposure to companies benefiting from the expansion continued to be additive to the Fund. However, similar to last year, macroeconomic headlines, notably the continued debt crisis in the Euro Zone, the Japanese earthquake/tsunami, and the United States’ own debt ceiling issues and eventual credit downgrade, served to weigh on investor and consumer confidence as the spring and summer unfolded, despite companies continuing to report strong fundamental results in most instances. This environment drove a “flight to quality”, which meant less equity exposure for many, especially in small and midcap issues, and a crowding into what are perceived to be more historically defensive sectors like Health Care and Consumer Staples.

Our stock selection process remains disciplined and active. Companies must demonstrate improving rates of what we view to be sustainable growth prior to us investing. In effect, this serves to limit risk in the portfolio and reduce volatility in what has been a highly volatile fiscal year 2011. Strict adherence to our process continues to uncover stocks that will benefit in a variety of economic conditions.

The Fund’s performance was driven primarily by strong stock selection in the Materials, Information Technology and Consumer Staples sectors, along with sector allocation within Energy and Information Technology. Energy and Materials performed best, while Financials and Industrials were laggards. The top contributors to total return for the Fund during the year were: Sonic Solutions, Inc. (0.0% of the Fund, 82.5%), Energy XXI (Bermuda), Ltd. (4.3% of the Fund, 34.1%), and Gulfport Energy Corp. (4.7% of the Fund, 72.3%). The worst performers for the Fund during the year were: American Superconductor Corp. (0.0% of the Fund, -33.2%), Thompson Creek Metals Co., Inc. (2.1% of the Fund, -3.6%), and Brown Shoe Co., Inc. (0.0% of the Fund, -32.1%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LSCGFI	Russell 2000® GI
1-year (Class Y)	24.66%	24.66%	27.54%
1-year (Class I)	25.00%	24.66%	27.54%
5-year (Class Y)	6.62%	2.76%	3.59%
10-year (Class Y)	7.41%	3.89%	4.89%

Commencement of Operations
(2/1/08) (Class I)	5.18%	1.58%	3.23%

Expense Ratios	Gross	Net
Investor shares	1.50%	1.44%
Institutional shares	1.25%	1.19%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	9.4%
Consumer Staples	1.6
Energy	14.3
Financials	7.6
Healthcare	16.2
Industrials	19.0
Information Technology	23.6
Materials	5.3
Telecommunication Services	1.2
Warrants	0.0
Other Assets & Liabilities, Net	1.8

Total	100.0%

Annual Report—Commentary	Marshall International Stock Fund

Investment Adviser: Sub-advisers:	M&I Investment Management Corp. Acadian Asset Management, LLC Trilogy Global Advisors, LLC

The Marshall International Stock Fund (the Fund) returned 10.17% for the fiscal year ended August 31, 2011 versus the Lipper International Large-Cap Core Fund Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) which returned 10.25% and 10.01%, respectively.

International markets were in positive territory for the fiscal year, though solid gains in 2010 gave way to more volatile and negative performance in 2011. In the latter part of 2010, investors overlooked concerns about the strength and sustainability of global recovery and responded to bright spots in a few key economies. However, it remained an uncertain environment characterized by considerable volatility. As we entered 2011, improving economic news in some key markets contended with the disaster in Japan, political unrest across the Middle East and North Africa, debt concerns in Europe, rising energy prices, and accelerating inflation. Subsequently, less positive developments became more prominent, particularly the concerns about Europe’s financial stability, fears of fading economic recovery in the U.S., and the downgrade on U.S. credit.

Trilogy’s portion of the Fund underperformed the MSCI EAFE Growth Index for the fiscal year. Stock selection in the Energy, Health Care, Industrials, and Utilities sectors added the most relative value as did an overweight allocation to the Energy sector. Offsetting these positives was the relative underperformance of holdings in the Consumer Discretionary, Consumer Staples, and Information Technology sectors as well as an overweight allocation to the Financials sector and an underweight allocation to the Consumer Staples sector. Geographically, stock selection in the United Kingdom and Japan contributed to relative performance as did an overweight allocation to Canada and an underweight allocation to Japan. Offsetting these positives was the relative underperformance of holdings in Asia ex-Japan, continental Europe, and Emerging Markets. On an individual stock basis, significant contributors for the period were Petroleum Geo-Services ASA (0.8% of the Fund, 40.3%), Yara International ASA (1.4% of the Fund, 39.2%), and Daimler AG (0.2% of the Fund, 14.3%) while significant detractors included Marine Harvest ASA (0.0% of the Fund, -53.3%), Credit Suisse Group AG (0.7% of the Fund, -32.8%), and Fiat Industrial SpA (0.6% of the Fund, -30.9%).

Acadian’s portion of the Fund outperformed the MSCI EAFE Value Index for the fiscal year. Stock selection was the main source of return, but gains were realized from country allocations. Contributing most notably to return was stock selection in Japan, France, Singapore, Italy, Switzerland, and Sweden. Stock selection was strongest in Utilities, Industrials, and Consumer Discretionary companies, including Telecom Corp. of New Zealand, Ltd. (0.7% of the fund, 68.0%), Jardine Cycle and Carriage, Ltd. (0.8% of the Fund, 60.4%), and BASF SE (0.8% of the Fund, 40.0%). Geographically, the portfolio gained from its allocation to emerging markets, including Korea, Poland, and Indonesia; its underweighting in Spain; and its overweightings in Singapore and Sweden. Allocations hindering performance included the overweighting in Japan, allocations to Greece and India, and stock selection in Germany, notably a position in Deutsche Bank AG (0.9% of the Fund, -44.5%). Other holdings that detracted return included Research in Motion, Ltd. (0.0% of the Fund, -33.1%) and Bank of Cyprus Public Co., Ltd. (0.2% of the Fund, -65.1%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LILCCFI	EAFE
1-year (Class Y)	10.17%	10.25%	10.01%
1-year (Class I)	10.41%	10.25%	10.01%
5-year (Class Y)	(4.07)%	(1.53)%	(1.48)%
5-year (Class I)	(3.72)%	(1.53)%	(1.48)%
10-year (Class Y)	2.37%	4.37%	4.96%
10-year (Class I)	2.69%	4.37%	4.96%

Expense Ratios	Gross	Net
Investor shares	1.81%	1.45%
Institutional shares	1.56%	1.20%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	11.6%
Consumer Staples	4.6
Energy	12.4
Financials	22.7
Healthcare	7.2
Industrials	11.8
Information Technology	6.4
Materials	8.6
Telecommunication Services	6.3
Utilities	2.7
Other Assets & Liabilities, Net	5.7

Total	100.0%

Annual Report—Commentary	Marshall Emerging Markets Equity Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Trilogy Global Advisors, LLC

The Marshall Emerging Markets Equity Fund (the Fund) returned 5.08% for the fiscal year ended August 31, 2011 versus the Lipper Emerging Markets Fund Index and the Morgan Stanley Capital International Emerging Markets Index (MSCI) which returned 9.58% and 9.07%, respectively.

For the last four months of 2010, emerging markets equities experienced significant double digit returns despite much angst about a double-dip recession, sovereign debt troubles in the Euro Zone, and ongoing concerns about inflation, deflation, “currency wars”, and the efficacy of quantitative easing. Emerging market equities registered positive returns in the first quarter in U.S. dollar terms as investor perceptions of global growth prospects remained positive, despite concerns about rising inflationary pressures, heightened geopolitical risk, and Japan’s tragic earthquake and tsunami disasters. The second quarter saw emerging market equities post modest losses as a variety of macroeconomic concerns appeared to dominate market swings with investors becoming alternately optimistic and pessimistic about global economic growth, Europe’s sovereign debt crisis, and the impact of Japan’s triple disaster on global growth and supply chains. After posting modest losses in July, emerging market equities suffered high single digit losses in August. Catalysts for the August decline included the confidence-eroding effects of the U.S. debt-ceiling drama and Standard and Poors downgrade of U.S. debt, together with weak economic data and concerns that Europe’s sovereign debt crisis was spinning out of control.

During this very volatile period, the Fund underperformed the MSCI Emerging Markets Index. Stock selection in the Information Technology, Energy, Consumer Staples, and Utilities sectors added the most relative value as did an underweight allocation to the Utilities sector. Offsetting these positives was the relative underperformance of holdings in the Consumer Discretionary, Financials, Materials, and Telecommunication Services sectors as well as an underweight allocation to the Telecommunication Services sector. Geographically, stock selection in China, Brazil, South Africa, and South Korea added the most relative value as did an overweight allocation to South Africa. Offsetting these positives was the relative underperformance of holdings in Asia, primarily as a result of poor stock selection in India, Taiwan, and Indonesia. Holdings in EMEA (Europe, Middle East, and Africa) also underperformed on a relative basis mainly due to poor stock selection in Russia and an overweight allocation to Egypt. Finally, holdings in Latin America underperformed relatively as a result of negative stock selection in Mexico and Peru. On an individual stock basis, significant positive contributors for the period included SINA Corp. (0.0% of the Fund, 188.8%), Naspers, Ltd., N Shares (2.7% of the Fund, 30.5%), and NovaTek OAO, GDR (0.0% of the Fund, 49.1%) while significant detractors for the period included Unitech, Ltd. (0.0% of the Fund, -63.4%), OJSC Novolipetsk Steel (NLMK), GDR (1.3% of the Fund, -34.4%), and Huabao International Holdings, Ltd. (0.6% of the Fund, -46.2%).

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LEMFI	EMI
1-year (Class Y)	5.08%	9.58%	9.07%
1-year (Class I)	5.32%	9.58%	9.07%
Commencement of Operations
(12/23/08) (Class Y)	23.73%	29.13%	28.99%
Commencement of Operations
(12/23/08) (Class I)	24.00%	29.13%	28.99%

Expense Ratios	Gross	Net
Investor shares	1.87%	1.50%
Institutional shares	1.62%	1.25%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Consumer Discretionary	13.9%
Consumer Staples	4.2
Energy	14.8
Financials	25.8
Healthcare	2.1
Industrials	4.2
Information Technology	14.1
Materials	12.1
Telecommunication Services	3.0
Utilities	2.3
Other Assets & Liabilities, Net	3.5

Total	100.0%

Annual Report—Commentary	Marshall Ultra Short Tax-Free Fund

Fund Managers: Analysts:	Craig J. Mauermann and Duane A. McAllister, CFA, began investment experience in 1997 and 1987, respectively Erik R. Schleicher; Andrew W. Tillman and Joseph J. Czechowicz

The Marshall Ultra Short Tax-Free Fund (the Fund) returned 1.33% for the fiscal year ended August 31, 2011 versus the Lipper Short Municipal Debt Fund Index, the Barclays Capital 1 Year Municipal Bond Index and the blended benchmark of 50% Barclays Capital 1 Year Municipal Bond Index, and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index, which returned 1.77%, 1.22%, and 0.62%, respectively.

Performance in the tax-exempt market last year depended to a large extent on where along the yield curve one was invested. Short-term rates fell as much as 20 basis points, while 15 year maturities and longer rose as much as 30 basis points.

A year ago, the economy was slowing and deflation concerns were on the rise, spurring the Federal Reserve (the Fed) toward a second round of quantitative easing (QE2). Stock prices rose, but so did interest rates and energy prices. Persistent and heavy redemptions of tax-exempt mutual funds, driven by predictions in the media of unprecedented default levels, forced funds to sell into an already weak market. Defaults ultimately fell rather than rose and outflows slowed, stabilizing tax-exempt prices. The economy received little benefit from QE2. In recent months, economic data has slowed and European sovereign debt concerns have worsened, pushing yields lower.

We were cautious on rates throughout the year, holding Fund duration generally between 0.50 and 0.70 years. As short rates fell, we reduced our fixed-rate exposure from 60% of the Fund to 50% to minimize price volatility; even reducing exposure to three and four year maturities, in favor of shorter maturities. We were able to increase our floating-rate allocation without sacrificing yield, given the ample opportunities among these issues. We continue to avoid any issues, fixed- or floating-rate, that are subject to the alternative minimum tax (AMT). The modest additional yield on short-term AMT issues is not worth the inconvenience and potential cost it presents many shareholders.

The Fed is now on hold until mid-2013 and the yield curve remains steep, rewarding investors willing to extend out of cash or short-term investments. Barring a significant increase in supply, unlikely given the austere mood across municipalities, demand should be sufficiently strong. As the new fiscal year begins, tax-exempt yields are high relative to Treasury yields. While there will certainly be more challenges ahead, both within and outside the municipal market, tax-exempt investors weathered a fairly significant storm over the past year and found the asset class remains a steady source of income with relative stability.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LSMDFI	B1MBI	BI
1-year (Class Y)	1.33%	1.77%	1.22%	0.62%
1-year (Class I)	1.58%	1.77%	1.22%	0.62%

Commencement of Operations
(10/1/09) (Class Y)	1.64%	1.98%	1.61%	0.82%

Commencement of Operations
(10/1/09) (Class I)	1.89%	1.98%	1.61%	0.82%

Expense Ratios	Gross	Net
Investor shares	0.73%	0.57%
Institutional shares	0.48%	0.32%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings(2)
Sector	Fund
AAA	9.1%
AA	25.3
A	31.0
BBB	13.0
BB	2.0
SP-1	0.3
SP-2	1.6
NR	9.9
Other Assets & Liabilities, Net	7.8

Total	100.0%

Municipal Issuance/Industry Type(2)
Issuance/Industry	Fund
General Obligation—17.2%
School District	5.4%
State or Local	11.8
Revenue Bonds—75.0%
Appropriation	13.3
Education	5.8
General Revenue	8.8
Healthcare	26.2
Housing	2.2
Industrial Revenue	5.0
Power	2.4
Special Tax	1.6
Student Loan	0.8
Tobacco	0.2
Transportation	2.2
Water & Sewer	6.5
Other Assets & Liabilities, Net	7.8

Total	100.0%

Annual Report—Commentary	Marshall Short-Term Income Fund

Fund Manager:	Vincent S. Russo, CFA, began investment experience in 1991
Analysts:	Daniel P. Byrne, CFA; David M. Komberec, CFA; Genny C. Lynkiewicz, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek X. Pulakanti, FRM and Andrew M. Reed, CFA

The Marshall Short-Term Income Fund (the Fund) returned 2.59% for the fiscal year ended August 31, 2011 versus the Lipper Short-Term Investment Grade Debt Fund Index and the Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index, which returned 1.77% and 1.75%, respectively.

Last year at this time, the economy was slowing and deflation concerns were on the rise. To help stimulate growth and boost inflation, the Federal Reserve (the Fed) embarked on a second round of quantitative easing. Treasury yields rose in response to the Fed action, but soon began trending downward on continued slow economic growth, a lingering European sovereign debt crisis, and political gridlock with respect to how to handle the deficit issues in the U.S. Treasuries posted a healthy total return during the Fund’s fiscal year of 4.17%. Risk assets, including corporate bonds, commercial and residential mortgage-backed securities (CMBS and MBS), and asset-backed securities (ABS) outperformed Treasuries for the Fund’s fiscal year, but not without significant volatility. Risk assets were in and out of favor throughout the year as risk appetites vacillated with the macro conditions. This fluctuation between “risk on” and “risk off” resulted in a challenging environment for bond investors.

During the last half of 2010, the Fund’s performance was bolstered by strong security and sector selection. Within the structured product universe, the Fund’s tactical allocation to CMBS, MBS, and auto loan ABSs were additive to performance on both an absolute and relative basis. In the corporate bond sector, lower rated credits, specifically A and BBB industrial names exhibited solid fundamentals backed by stronger balance sheets and large cash reserves. The Fund took advantage of these improving credit situations which added to performance during this “risk on” phase of the year. Moving into 2011, the Fund continued to underweight Treasury securities and overweight corporate bonds and structured product, which was additive to performance as investors continued to play the “risk on” trade. Individual security selection saw enhanced performance with names from the banking, non-captive finance and healthcare industries posting solid returns. As we entered the summer months and unemployment remained at 9%, the U.S. deficit issues took center stage and the fate of Greece and large European banking institutions seemed grim, investors retreated back to the “risk off” trade. During this time period the Fund underperformed its benchmark and market peers as it remained underweight in Treasuries. Additionally, the Fund was modestly shorter duration on expectations of higher rates on improving economic fundamentals.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This, coupled with continued uncertainty abroad, will produce ongoing volatility and uncertainty in the markets. We will continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LSTIDI	ML13
1-year (Class Y)	2.59%	1.77%	1.75%
1-year (Class I)	2.73%	1.77%	1.75%
5-year (Class Y)	4.42%	3.51%	4.26%
10-year (Class Y)	3.75%	3.17%	3.81%

Commencement of Operations
(6/1/07) (Class I)	4.60%	3.33%	4.22%

Expense Ratios	Gross	Net
Investor shares	0.82%	0.64%
Institutional shares	0.57%	0.39%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	5.3%
Collateralized Mortgage Obligations	4.5
Commercial Mortgage Securities	11.8
Corporate Bonds & Notes	43.9
Municipals	6.4
Mutual Funds	4.2
U.S. Government & U.S. Government Agency Obligations	12.9
U.S. Government Agency—Mortgage Securities	3.7
Other Assets & Liabilities, Net	7.3

Total	100.0%

Annual Report—Commentary	Marshall Short-Intermediate Bond Fund

Fund Manager: Analysts:

Jason D. Weiner, CFA, began investment

experience in 1993

Daniel P. Byrne, CFA; David M. Komberec, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek X. Pulakanti, FRM; Andrew M. Reed, CFA and Vincent S. Russo, CFA

The Marshall Short-Intermediate Bond Fund (the Fund) returned 4.07% for the fiscal year ended August 31, 2011 versus the Lipper Short/Intermediate Investment Grade Debt Fund Index and the Barclays Intermediate Government/Credit Index, which returned 3.08% and 4.01%, respectively.

Last year at this time, the economy was slowing and deflation concerns were on the rise. To help stimulate growth and boost inflation, the Federal Reserve (the Fed) embarked on a second round of quantitative easing. Treasury yields rose in response to the Fed action, but soon began trending downward on continued slow economic growth, a lingering European sovereign debt crisis, and political gridlock with respect to how to handle the deficit issues in the U.S. Treasuries posted a healthy total return during the Fund’s fiscal year of 4.17%. Risk assets, including corporate bonds, commercial and residential mortgage-backed securities (CMBS and MBS), and asset-backed securities (ABS) outperformed Treasuries for the Fund’s fiscal year, but not without significant volatility. Risk assets were in and out of favor throughout the year as risk appetites vacillated with the macro conditions. This fluctuation between “risk on” and “risk off” resulted in a challenging environment for bond investors.

During the last half of 2010, the Fund’s performance was bolstered by strong security and sector selection. From a sector standpoint, holdings of specific MBS and CMBS enhanced performance. Additionally, the Fund was tactically overweight in financial names and credits rated A and BBB. Moving into 2011, the Fund continued to underweight Treasury securities and overweight corporate bonds and structured product, which was additive to performance as investors continued to employ the “risk on” trade. As we entered the summer months and unemployment remained at 9%, the U.S. deficit issues took center stage and the fate of Greece and large European banking institutions seemed grim, investors retreated back to the “risk off” trade. During this time period, the Fund had begun to systematically shift exposures in structured products to Treasuries and high quality corporate bonds. As a result of these transitions, the Fund, at times during the quarter, held unusually high cash balances and was short-duration, which hurt relative performance. This underperformance was transitory as the Fund outperformed the benchmark and market peers during the last three months of the fiscal year.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This, coupled with continued uncertainty abroad, will produce ongoing volatility and uncertainty in the markets. We will continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LSIDF	BIGCI
1-year (Class Y)	4.07%	3.08%	4.01%
1-year (Class I)	4.22%	3.08%	4.01%
5-year (Class Y)	5.77%	5.05%	6.11%
10-year (Class Y)	4.87%	4.35%	5.29%

Commencement of Operations
(6/1/07) (Class I)	6.37%	5.19%	6.41%

Expense Ratios	Gross	Net
Investor shares	0.93%	0.80%
Institutional shares	0.68%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Collateralized Mortgage Obligations	2.8%
Commercial Mortgage Securities	5.1
Corporate Bonds & Notes	51.5
Municipals	1.4
U.S. Government & U.S. Government Agency Obligations	28.3
U.S. Government Agency—Mortgage Securities	6.7
Other Assets & Liabilities, Net	4.2

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Tax-Free Fund

Fund Managers: Analysts:	John D. Boritzke, CFA and Duane A. McAllister, CFA, began investment experience in 1983 and 1987, respectively Andrew W. Tillman; Erik R. Schleicher and Joseph J. Czechowicz

The Marshall Intermediate Tax-Free Fund (the Fund) returned 2.65% for the fiscal year ended August 31, 2011 versus the Lipper Intermediate Municipal Debt Fund Index and the Barclays Capital Municipal Bond 1-15 Year Blend Index which returned 2.45% and 2.96%, respectively.

Performance in the tax-exempt market last year depended to a large extent on where along the yield curve one was invested. Short-term rates fell as much as 20 basis points, while 15 year maturities and longer rose as much as 30 basis points.

A year ago, the economy was slowing and deflation concerns were on the rise, spurring the Federal Reserve (the Fed) toward a second round of quantitative easing (QE2). Stock prices rose, but so did interest rates and energy prices. Persistent and heavy redemptions of tax-exempt mutual funds, driven by predictions in the media of unprecedented default levels, forced funds to sell into an already weak market. Defaults ultimately fell rather than rose and outflows slowed, stabilizing tax-exempt prices. The economy received little benefit from QE2. In recent months, economic data has slowed and European sovereign debt concerns have worsened, pushing yields lower.

We were cautious on rates throughout the year, but yield curve positioning drove performance. Five to ten year maturities, where the majority of Fund holdings are priced, outperformed other curve segments as short- and intermediate-term rates fell, and bonds rolled down the curve. Over time, a portion of the intermediate holdings were repositioned into a modest barbell, emphasizing both shorter and longer maturities. Among Fund credits, A rated issues outperformed all other investment grade categories, but the BBB rated issues lagged as credit spreads widened. We elected to add BBB exposure over the course of the year as valuations improved. Surprisingly, general obligation issues outperformed revenue bonds, despite media focus on local government fiscal challenges.

The Fed is now on hold until mid-2013 and the yield curve remains steep, rewarding investors willing to extend out of cash or short-term investments. Barring a significant increase in supply, unlikely given the austere mood across municipalities, demand should be sufficiently strong. As the new fiscal year begins, tax-exempt yields are high relative to Treasury yields. While there will certainly be more challenges ahead, both within and outside the municipal market, tax-exempt investors weathered a fairly significant storm over the past year and found the asset class remains a steady source of income with relative stability.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LIMDI	BMB15I
1-year (Class Y)	2.65%	2.45%	2.96%
5-year (Class Y)	5.58%	4.35%	5.28%
10-year (Class Y)	4.57%	4.07%	4.80%

Cumulative
Total Returns (Institutional Class)
As of 8/31/2011
	Fund	LIMDI	BMB15I
Commencement of Operations
(12/28/10) (Class I)	6.17%	6.13%	6.19%

Expense Ratios	Gross	Net
Investor shares	0.77%	0.56%
Institutional shares	0.72%	0.51%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings(2)
Sector	Fund
AAA	8.0%
AA	39.4
A	25.6
BBB	13.7
BB	0.2
SP-1	0.8
SP-2	1.3
NR	6.7
Other Assets & Liabilities, Net	4.3

Total	100.0%

Municipal Issuance/Industry Type(2)
Issuance/Industry	Fund
General Obligation—23.1%
School District	12.8%
State or Local	10.3
Revenue Bonds—72.6%
Appropriation	13.6
Education	7.5
General Revenue	3.4
Healthcare	13.8
Housing	6.7
Industrial Revenue	2.8
Power	4.8
Special Tax	1.6
Student Loan	1.3
Tobacco	0.2
Transportation	5.6
Water & Sewer	11.3
Other Assets & Liabilities, Net	4.3

Total	100.0%

Annual Report—Commentary	Marshall Government Income Fund

Fund Manager:	Jason D. Weiner, CFA, began investment experience in 1993
Analysts:	David M. Komberec, CFA and Daniel P. Byrne, CFA

The Marshall Government Income Fund (the Fund) returned 4.72% for the fiscal year ended August 31, 2011 versus the Lipper U.S. Mortgage Funds Index and the Barclays U.S. Mortgage-Backed Securities Index, which returned 4.87% and 4.98%, respectively.

Last year at this time, the economy was slowing and deflation concerns were on the rise. To help stimulate growth and boost inflation, the Federal Reserve (the Fed) embarked on a second round of quantitative easing. Treasury yields rose in response to the Fed action, but soon began trending downward on continued slow economic growth, a lingering European sovereign debt crisis, and political gridlock with respect to how to handle the deficit issues in the U.S. Treasuries posted a healthy total return during the Fund’s fiscal year of 4.17%. Risk assets, including corporate bonds, commercial and residential mortgage-backed securities (CMBS and MBS), and asset-backed securities (ABS) outperformed Treasuries for the Fund’s fiscal year, but not without significant volatility. Risk assets were in and out of favor throughout the year as risk appetites vacillated with the macro conditions.

The biggest drivers of performance for the last half of 2010 and early 2011 were the Fund’s duration positioning, allocation to CMBS, and security and subsector selection within MBS, which are the majority of the Fund’s holdings. In addition, the Fund modestly employed ABSs and collateralized mortgage obligations (CMOs) which also benefited performance for the year.

The Fund underperformed its benchmark and peers during the second half of the fiscal year, primarily due to the Fund’s relative duration mismatch at various points throughout the period. Additionally, allocations to the structured product sector, including certain ABS and non-agency CMOs, coupled with an underweight to GNMA securities, detracted from performance as investors sought the relative safety and security of U.S. agency and Treasury securities. The real possibility of a U.S. government sponsored mortgage refinancing program emerged again during the last few weeks of the Fund’s fiscal year. While the intentions of moving consumers into lower coupon mortgages and thus freeing up cash to spend elsewhere are good, the unintended consequences to the MBS market in the form of rapid pre-payments and extended new mortgage durations put significant downward pressure on the sector.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This environment coupled with continued uncertainty abroad will produce ongoing volatility and uncertainty in the markets. We will continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LUSMI	BMI
1-year (Class Y)	4.72%	4.87%	4.98%
1-year (Class I)	4.99%	4.87%	4.98%
5-year (Class Y)	6.41%	5.97%	6.80%
10-year (Class Y)	5.35%	5.00%	5.75%

Commencement of Operations
(6/1/07) (Class I)	7.03%	6.21%	7.09%

Expense Ratios	Gross	Net
Investor shares	0.88%	0.80%
Institutional shares	0.63%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	1.9%
Collateralized Mortgage Obligations	17.3
Commercial Mortgage Securities	10.1
Corporate Bonds & Notes	0.9
U.S. Government & U.S. Government Agency Obligations	4.0
U.S. Government Agency-Mortgage Securities	78.5
Other Assets & Liabilities, Net	(12.7)

Total	100.0%

Annual Report—Commentary	Marshall Corporate Income Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Taplin, Canida & Habacht, LLC

The Marshall Corporate Income Fund (the Fund) returned 5.60% for the fiscal year ended August 31, 2011 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Capital U.S. Credit Index, which returned 4.52% and 4.98%, respectively.

Yield curve, quality, and security selection were the primary drivers of outperformance during the fiscal year. Our commitment to lower quality investment grade securities benefited the Fund as BBB rated corporate debt was the best performing quality category of the credit markets during the Fund’s fiscal year. In this timeframe, BBB rated securities outperformed A, AA, and AAA rated securities by 130, 148, and 111 basis points of excess return, respectively. Somewhat offsetting the benefit of quality selection was sector selection. The portfolio is underweight in the non-corporate sector of the credit index which outperformed other credit sectors on both an absolute and a duration-matched basis.

The Federal Reserve (the Fed) remains committed to its current accommodative monetary policy, with the expectation of a 0.00%-0.25% target for the Fed funds rate “at least through mid-2013”. As such, the Treasury yield curve and credit curves remain steep in a historical context. The portfolio is structured with a barbelled approach to credit, emphasizing high quality, floating rate notes on the short end of the yield curve and lower quality, investment grade securities on the long end of the curve. This overweight to longer dated securities versus the benchmark benefited the portfolio as long credit outperformed intermediate credit by 120 basis points.

The U.S. economy has been decelerating as a weak residential housing market, volatile financial markets, tight credit conditions, higher food and energy prices, and a weak labor market have impacted consumer spending. The Fed has noted it still has a range of policy initiatives at its disposal in which to provide further monetary stimulus. Among the possible options are expanding its asset purchase program, changing the composition of its balance sheet, and reducing the interest rate paid on excess reserves. A change in the composition of the Fed’s balance sheet would entail extending the average maturity of the portfolio expressly to reduce longer-term interest rates. Such a move would flatten the historically steep Treasury yield curve. Accordingly, the portfolio remains structured in a barbelled fashion as we continue to expect outperformance in longer dated securities.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LIIGDFI	BCCI
1-year (Class Y)	5.60%	4.52%	4.98%
1-year (Class I)	5.77%	4.52%	4.98%

Commencement of Operations
(12/23/08) (Class Y)	14.20%	10.67%	11.65%

Commencement of Operations
(12/23/08) (Class I)	14.44%	10.67%	11.65%
Expense Ratios	Gross	Net
Investor shares	1.09%	0.82%
Institutional shares	0.84%	0.57%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	11.5%
Corporate Bonds & Notes	80.6
Municipals	0.6
U.S. Government & U.S. Government Agency Obligations	1.2
Other Assets & Liabilities, Net	6.1

Total	100.0%

Annual Report—Commentary	Marshall Aggregate Bond Fund

Fund Manager: Analysts:

Jason D. Weiner, CFA, began investment

experience in 1993

Daniel P. Byrne, CFA; David M. Komberec, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek X. Pulakanti, FRM; Andrew M. Reed, CFA and Vincent S. Russo, CFA

The Marshall Aggregate Bond (the Fund) returned 4.24% for the fiscal year ended August 31, 2011 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Aggregate Bond Index, which returned 4.52% and 4.62%, respectively.

Last year at this time, the economy was slowing and deflation concerns were on the rise. To help stimulate growth and boost inflation, the Federal Reserve (the Fed) embarked on a second round of quantitative easing. Treasury yields rose in response to the Fed action, but soon began trending downward on continued slow economic growth, a lingering European sovereign debt crisis, and political gridlock with respect to how to handle the deficit issues in the U.S. Treasuries posted a healthy total return during Fund’s fiscal year of 4.17%. Risk assets, including corporate bonds, commercial and residential mortgage-backed securities (CMBS and MBS) and asset-backed securities (ABS) outperformed Treasuries for the Fund’s fiscal year, but not without significant volatility. Risk assets were in and out of favor throughout the year as risk appetites vacillated with the macro conditions. This fluctuation between “risk on” and “risk off” resulted in a challenging environment for bond investors.

During the last half of 2010, the Fund’s performance was bolstered by a tactical overweight to the corporate sector, with a particular emphasis on securities with a lower credit quality. Additionally, the Fund was overweight CMBS. During this “risk on” phase of the year, the Fund’s strategy was effective. Moving into 2011, the Fund restructured to reflect a relatively conservative posture versus peers and the Indexes, predicated on the position that economic conditions would deteriorate and that the Euro Zone issues would re-emerge. This position, which was primarily reflected in the form of a higher allocation to Treasuries and a longer duration, was detrimental to performance for most of the first half of 2011 as investors continued to employ the “risk on” trade. As we entered the summer months and unemployment remained at 9%, the U.S. deficit issues took center stage and the fate of Greece and large European banking institutions seemed grim, investors retreated back to the “risk off” trade. During the last three months of the fiscal year, the Fund captured much of the return lost in previous months.

Looking forward, we expect lackluster economic growth and sluggish new jobs creation. Corporations and individuals are sitting on record levels of cash, but remain reticent to redeploy assets until more clarity is given on tax policy and healthcare and regulatory reform. This, coupled with continued uncertainty abroad, will produce ongoing volatility and uncertainty in the markets. We will continue to manage the Fund in a conservative fashion, while opportunistically capturing incremental return by capitalizing on market inefficiencies.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LIIGDFI	BABI
1-year (Class Y)	4.24%	4.52%	4.62%
1-year (Class I)	4.50%	4.52%	4.62%

Commencement of Operations
(6/1/07) (Class Y)	7.96%	6.27%	6.90%

Commencement of Operations
(6/1/07) (Class I)	8.21%	6.27%	6.90%

Expense Ratios	Gross	Net
Investor shares	0.87%	0.80%
Institutional shares	0.62%	0.55%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	0.8%
Collateralized Mortgage Obligations	4.2
Commercial Mortgage Securities	2.8
Corporate Bonds & Notes	42.2
Municipals	1.8
U.S. Government & U.S. Government Agency Obligations	17.3
U.S. Government Agency—Mortgage Securities	30.2
Other Assets & Liabilities, Net	0.7

Total	100.0%

Annual Report—Commentary	Marshall Core Plus Bond Fund

Investment Adviser: Sub-adviser:	M&I Investment Management Corp. Taplin, Canida & Habacht, LLC

The Marshall Core Plus Bond Fund (the Fund) returned 6.18% for the fiscal year ended August 31, 2011 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Barclays Aggregate Bond Index, which returned 4.52% and 4.62%, respectively.

Sector, quality, and yield curve selection were the primary drivers of the Fund’s outperformance during the fiscal year. The portfolio has maintained an above market weighting to corporate bonds which outperformed duration-matched Treasuries by 47 basis points during the Fund’s fiscal year. Within credit, the Fund is overweight lower quality investment grade securities which also enhanced returns. BBB rated securities were the best performing credit subsector during the fiscal year, realizing 133 basis points of excess return. Our underweight in mortgage-backed securities, which outperformed Treasuries on a duration-matched basis, had a moderating influence.

The Federal Reserve (the Fed) remains committed to its current accommodative monetary policy, with the expectation of a 0.00%-0.25% target for the Fed funds rate “at least through mid-2013”. As such, the Treasury yield curve remains steep in a historical context. Throughout the year, the Fund employed a barbelled strategy regarding duration exposure. This yield curve strategy enhanced returns as longer dated securities outperformed shorter maturities. Over the trailing twelve months through August 31, 2011, long Treasuries outperformed intermediate Treasuries by 107 basis points.

The U.S. economy has been decelerating as a weak residential housing market, volatile financial markets, tight credit conditions, higher food and energy prices, and a weak labor market have inhibited consumer spending. The Fed has noted it still has a range of policy initiatives at its disposal in which to provide further monetary stimulus. Among the possible options are expanding its asset purchase program, changing the composition of its balance sheet, and reducing the interest rate paid on excess reserves. A change in the composition of the Fed’s balance sheet would entail extending the average maturity of the portfolio expressly to reduce longer-term interest rates. Such a move would flatten the historically steep Treasury yield curve. Accordingly, the portfolio remains structured in a barbelled fashion as we continue to expect outperformance in longer dated securities.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LIIGDFI	BABI
1-year (Class Y)	6.18%	4.52%	4.62%
1-year (Class I)	6.45%	4.52%	4.62%

Commencement of Operations
(12/23/08) (Class Y)	10.15%	10.67%	6.96%

Commencement of Operations
(12/23/08) (Class I)	10.43%	10.67%	6.96%

Expense Ratios	Gross	Net
Investor shares	0.91%	0.81%
Institutional shares	0.66%	0.56%

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2011. The Adviser has committed to continue this arrangement through December 31, 2012. The Fund’s return would have been lower without these contractual expense limitations.

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations(2)
Sector	Fund
Asset-Backed Securities	9.8%
Commercial Mortgage Securities	1.4
Corporate Bonds & Notes	60.5
Municipals	0.3
U.S. Government & U.S. Government Agency Obligations	4.4
U.S. Government Agency—Mortgage Securities	15.8
Other Assets & Liabilities, Net	7.8

Total	100.0%

Annual Report—Commentary	Marshall Government Money Market Fund

Fund Manager: Analyst:	John D. Boritzke, CFA, began investment experience in 1983 Genny C. Lynkiewicz, CFA

The Marshall Government Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2011 versus the Lipper U.S. Government Money Market Fund Index and the iMoneyNet, Inc. Government Money Market Index, which returned 0.01% and 0.01%, respectively.

Money market investors faced another challenging year. Economic conditions, which showed some signs of improvement earlier in the year, languished in recent months. Most notably, unemployment remains at 9.1%, down only slightly from 9.6% at the beginning of the Fund’s fiscal year. Housing also remained a sore spot with the foreclosure pipeline continuing to build. Additionally, the second quarter of 2011 brought a “confirmed double-dip” in housing prices. While other economic measures fluctuated between somewhat good and not-so-good news, it is really the status of housing and unemployment that is weighing on the minds of consumers. Throw in a domestic deficit crisis, political gridlock, unrest in the Middle East and North Africa, and concerns over the health of European banks and certain Sovereign debt and you have a highly volatile environment with very little chance for a short-term resolution.

The Federal Reserve (the Fed) remained active throughout the year in an attempt to boost economic growth. The Fed enacted quantitative easing (QE2) in the form of a systematic purchase of over $600 billion in Treasury securities between November 2010 and June 2011 along with exceptionally low rates for Fed Funds. Most recently the Fed stated that, barring an unforeseen uptick in economic activity, the target rate for Fed Funds will remain at 0.00%-0.25% until sometime in mid-2013. While the Fed action pushed investors into riskier assets at various points throughout the year, it has done little to spur economic growth, the housing market, or employment gains.

The Fund continued to perform in line with market peers. The Fed’s QE2 and an increased demand for short-term funding vehicles coupled with weak issuance equated to low rates across all high-quality short-term asset classes. These low rates, coupled with increased SEC regulations with respect to quality and maturity created an environment where money market funds earned very little above 0.01% and the Marshall Government Money Market Fund was no exception. Over the course of the year the Fund extended its maturity structure slightly to try to capture higher yields, but overall remained relatively short. With repurchase agreements and T-bills trading at unattractive levels, the Fund relied more heavily on agency-backed municipal securities. These securities proved to be a good alternative as tax-exempt rates exceeded those of their taxable counterparts on an absolute and after-tax basis. Floating rate securities were utilized earlier in the year on the expectation of higher rates, but became less attractive as prospects for higher rates diminished.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2011
	Fund	LUSGMMFI	INGMMI
1-year	0.01%	0.01%	0.01%
5-year	1.73%	1.60%	1.46%

Commencement of Operations
(5/18/04)	2.08%	1.91%	1.77%
7-day Current Yield	0.01%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/2011
	Fund	LUSGMMFI	INGMMI
1-year	0.04%	0.01%	0.01%
5-year	1.91%	1.60%	1.46%

Commencement of Operations
(5/29/04)	2.28%	1.90%	1.77%
7-day Current Yield	0.01%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations(2)
Sector	Fund
Municipals	23.9%
Repurchase Agreements	51.0
U.S. Government & U.S. Government Agency Obligations	22.6
Other Assets & Liabilities, Net	2.5

Total	100.0%

Annual Report—Commentary	Marshall Tax-Free Money Market Fund

Fund Manager: Analyst:	Craig J. Mauermann, began investment experience in 1997 Erik R. Schleicher

The Marshall Tax-Free Money Market Fund (the Fund) returned 0.07% for the fiscal year ended August 31, 2011 versus the Lipper Tax Exempt Money Market Fund Index and the iMoneyNet, Inc. Fund Report/Tax-Free National Retail, which returned 0.03% and 0.03%, respectively.

The U.S. business cycle has always had its ups and downs and interest rates have likewise ebbed and flowed; however, the cycle today has now hit record lows. The Federal Reserve (the Fed) stated that, barring unforeseen positive data, overnight lending rates are on hold through roughly mid-2013. The Fed cut its overnight lending rate to nearly zero in December 2008 to spur economic growth during one of the worst recessions in U.S. history. Ordinarily, very low interest rates and massive liquidity infusions by the Fed have fueled recoveries, albeit with added inflation. This time we have had some inflation, only a limited Gross Domestic Product (GDP) recovery, and very little job growth. What is different this time?

Certainly, global events have been a problem. The debt crisis in Europe has undermined confidence in the Euro Zone nations. Further east, the earthquake and subsequent tsunami in Japan was credited with declines in GDP across the world in the second and third quarters. In the U.S., the main culprit relates to uncertainty about future tax rates on businesses and individuals, the budget deficit, and pending healthcare legislation costs. When business owners and managers are faced with this level of uncertainty, new hiring is postponed and plant expansions are cancelled. Managers focus on improving productivity without adding workers, which is precisely what we have been seeing in the data: rising productivity, rising hours worked, and only a very slow pace of new job creation. Given these dynamics, we are unlikely to see a strong improvement in the economy and jobs until Congress eliminates the uncertainty that is holding business owners hostage.

Municipal securities and funds remain attractive investments relative to taxable counterparts. So much so that taxable money market funds have been routinely buying municipal floating rate bonds over the past couple years, which historically is rare. We expect taxable buyers to remain in the municipal space until rates begin rising again under the Fed’s direction.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/2011
	Fund	LTEMMFI	IMNTFNR
1-year	0.07%	0.03%	0.03%
5-year	1.53%	1.23%	1.22%

Commencement of Operations
(9/23/04)	1.74%	1.47%	1.46%
7-day Current Yield	0.08%

Average Annual
Total Returns (Institutional Class)*
As of 8/31/2011
	Fund	LTEMMFI	IMNTFNR
1-year	0.31%	0.03%	0.03%
5-year	1.78%	1.23%	1.22%

Commencement of Operations
(6/30/05)	2.01%	1.48%	1.46%
7-day Current Yield	0.33%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations(2)
Sector	Fund
Municipals	100.3%
Mutual Funds	0.1
Other Assets & Liabilities, Net	(0.4)

Total	100.0%

Municipal Issuance/Industry Type(2)
Issuance/Industry	Fund
General Obligation—8.2%
School District	5.2%
State or Local	3.0
Revenue Bonds—92.1%
Appropriation	12.9
Education	7.7
General Revenue	2.6
Healthcare	23.9
Housing	12.0
Industrial Revenue	16.2
Power	1.6
Special Tax	5.6
Student Loan	0.6
Transportation	1.7
Water & Sewer	7.3
Other Assets & Liabilities, Net	(0.3)

Total	100.0%

Annual Report—Commentary	Marshall Prime Money Market Fund

Fund Manager: Analysts:

John D. Boritzke, CFA, began investment

experience in 1983

David M. Komberec, CFA; Genny C. Lynkiewicz, CFA; Andrew J. O’Connell; Matthew J. Olmsted, CFA; Abhishek X. Pulakanti, FRM and Andrew M. Reed, CFA

The Marshall Prime Money Market Fund (the Fund) returned 0.01% for the fiscal year ended August 31, 2011 versus the Lipper Money Market Fund Index and the iMoneyNet, Inc. Money Fund Report Averages, which returned 0.02% and 0.03%, respectively.

Money market investors faced another challenging year. Economic conditions, which showed some signs of improvement earlier in the year, languished in recent months. Most notably, unemployment remains at 9.1%, down only slightly from 9.6% at the beginning of the Fund’s fiscal year. Housing also remained a sore spot with the foreclosure pipeline continuing to build. Additionally, the second quarter of 2011 brought a “confirmed double-dip” in housing prices. While other economic measures fluctuated between somewhat good and not-so-good news, it is really the status of housing and unemployment that is weighing on the minds of U.S. consumers. Throw in a domestic deficit crisis, political gridlock, unrest in the Middle East and North Africa and concerns over the health of European banks and certain Sovereign debt and you have a highly volatile environment with very little hope for a short-term resolution.

The Federal Reserve (the Fed) remained active throughout the year in an attempt to boost economic growth. The Fed enacted quantitative easing (QE2) in the form of a systematic purchase of over $600 billion in Treasury securities between November 2010 and June 2011 along with exceptionally low rates for Fed Funds. Most recently the Fed stated that, barring an unforeseen uptick in economic activity, Fed Funds target will remain at 0.00%-0.25% until sometime in mid-2013. While the Fed action pushed investors into riskier assets at various points throughout the year, it has done little to spur economic growth, the housing market, and employment gains.

The Fund continued to perform in line with market peers. The Fed’s QE2 and an increased demand for short-term funding vehicles coupled with weak issuance resulted in low rates across all high-quality short-term asset classes. These low rates, coupled with increased SEC regulations with respect to quality and maturity, created an environment where money market funds earned very little above 0.01% and the Marshall Prime Money Market Fund was no exception. Over the course of the year, the Fund extended its maturity structure slightly to try to capture higher yields, but overall remained relatively short. Tax-exempt variable rate demand notes were an attractive alternative to repurchase agreements and other taxable securities for overnight and 7-day maturities. Floating rate securities were utilized earlier in the year on the expectation of higher rates, but became less attractive as prospects for higher rates diminished.

Growth of an Assumed $10,000 Investment(1)*

See Explanation of the Indexes and Notes in the Commentary for additional information.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))*
As of 8/31/2011
	Fund	LMMFI	MFRA
1-year (Class Y)	0.01%	0.02%	0.03%
1-year (Class I)	0.19%	0.02%	0.03%
5-year (Class Y)	1.96%	1.80%	1.69%
5-year (Class I)	2.19%	1.80%	1.69%
10-year (Class Y)	2.00%	1.80%	1.75%
10-year (Class I)	2.25%	1.80%	1.75%
7-day Current Yield (Y)	0.01%
7-day Current Yield (I)	0.11%
Average Annual
Total Returns (Advisor Class)*
As of 8/31/2011
	Fund	LMMFI	MFRA
1-year	0.01%	0.02%	0.03%
5-year	1.78%	1.80%	1.69%
10-year	1.76%	1.80%	1.75%
7-day Current Yield	0.01%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio Sector Allocations(2)
Sector	Fund
Certificates of Deposit	6.9%
Commercial Paper	40.9
Funding Agreements	3.2
Municipals	25.2
Mutual Funds	4.1
Notes-Variable	10.9
Repurchase Agreements	6.8
Trust Demand Notes	3.9
U.S. Government & U.S. Government Agency Obligations	1.7
Other Assets & Liabilities, Net	(3.6)

Total	100.0%

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2011 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio manager’s forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one, or more, of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross and net expense ratios are based on expenses incurred by a Fund as disclosed in the Funds’ Prospectus dated December 29, 2010.

Fund/Benchmark Comparison per Fund		Explanation
Large-Cap Value Fund*	LLCVFI—Lipper Large-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	Russell 1000® VI—Russell 1000® Value Index	The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.(6)
Large-Cap Growth Fund*	LLCGFI—Lipper Large-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	Russell 1000® GI—Russell 1000® Growth Index	The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.(6)
Large-Cap Focus Fund*	LLCCFI—Lipper Large-Cap Core Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	S&P500—S&P 500® Index	The S&P 500® is an unmanaged index of large-cap common stocks.
Mid-Cap Value Fund*	LMCVFI—Lipper Mid-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	LMLCVFI—Lipper Multi-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	RMCVI—Russell Midcap® Value Index	The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.(6)
Mid-Cap Growth Fund*	LMCGFI—Lipper Mid-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	RMCGI—Russell Midcap® Growth Index	The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.(6)
Small-Cap Value Fund*(3)	LSCVFI—Lipper Small-Cap Value Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	Russell 2000® VI—Russell 2000® Value Index	The Russell 2000® VI measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.(6)
Small-Cap Growth Fund*(3)	LSCGFI—Lipper Small-Cap Growth Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	Russell 2000® GI—Russell 2000® Growth Index	The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.(6)
International Stock Fund*(5)	LILCCFI—Lipper International Large-Cap Core Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	EAFE—Morgan Stanley Capital International Europe, Australasia, Far East Index	Europe, Australasia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International.(6)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Emerging Markets Equity Fund*(5)	LEMFI—Lipper Emerging Markets Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	EMI—Morgan Stanley Capital International Emerging Markets Index	The MSCI Emerging Markets Index (EMI) is a market capitalization weighted index comprised of over 800 companies representative of the market structure of the emerging countries in Europe, Latin America, Africa, Middle East and Asia, as monitored by Morgan Stanley Capital International.(7)
Ultra Short Tax-Free Fund*(4)(8)	LSMDFI—Lipper Short Municipal Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	B1MBI—Barclays Capital 1 Year Municipal Bond Index	The B1MBI is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final Maturity.(6)
	BI—Blended Index (50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index)	The BI consists of 50% Barclays Capital 1 Year Municipal Bond Index and 50% iMoneyNet Money Market Fund Tax-Free National Retail Index. The Barclays Capital 1 Year Municipal Bond Index is the 1 year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. The iMoneyNet Money Market Fund Tax-Free National Retail Index is an average of money funds with investment objectives similar to that of the Fund.(6)
Short-Term Income Fund*(8)	LSTIDI—Lipper Short-Term Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	ML13—Bank of America Merrill Lynch 1-3 Year U.S. Government/Corporate Index	The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith.(6)
Short-Intermediate Bond Fund*(8)	LSIDF—Lipper Short/Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BIGCI—Barclays Intermediate Government/Credit Index	The BIGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years.(6)
Intermediate Tax-Free Fund*(4)(8)	LIMDI—Lipper Intermediate Municipal Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BMB15I—Barclays Capital Municipal Bond 1-15 Year Blend Index	The BMB15I is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1-17 years. To qualify for inclusion, a bond or security must have outstanding par value of at least $7 million, issued as part of a transaction of at least $75 million, fixed rate, dated-date after December 31, 1990 and must have at least one year from final maturity.(6)
Government Income Fund*(8)	LUSMI—Lipper U.S. Mortgage Funds Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BMI—Barclays U.S. Mortgage-Backed Securities Index	The BMI is an unmanaged index that includes 15 and 30 year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA).(6)
Corporate Income Fund*(8)	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BCCI—Barclays Capital U.S. Credit Index	Barclays Capital U.S. Credit Index (BCCI) represents securities that are SEC registered, taxable and U.S. dollar denominated. The index covers U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.(6)
Aggregate Bond Fund*(8)	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(6)

Explanation of the Indexes and Notes in the Commentary (continued)

Fund/Benchmark Comparison per Fund		Explanation
Core Plus Bond Fund*(8)	LIIGDFI—Lipper Intermediate Investment Grade Debt Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	BABI—Barclays Aggregate Bond Index	Barclays U.S. Aggregate Bond Index (BABI) is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity, rated investment grade Baa3 or better, dollar denominated, non-convertible, fixed rate and be publicly issued.(6)
Government Money Market Fund*	LUSGMMFI—Lipper U.S. Government Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	INGMMI—iMoneyNet, Inc. Government Money Market Index	The INGMMI is an average of money funds with investment objectives similar to that of the Fund.
Tax-Free Money Market Fund*	LTEMMFI—Lipper Tax Exempt Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	IMNTFNR—iMoneyNet, Inc. Fund Report/Tax-Free National Retail	The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund.
Prime Money Market Fund*	LMMFI—Lipper Money Market Fund Index	Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.(7)
	MFRA—iMoneyNet, Inc. Money Fund Report Averages	The MFRA is an average of money funds with investment objectives similar to that of the Fund.

*	The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for all benchmark comparisons assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

(1)	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from the lesser of the Fund’s inception date or August 31, 2001 to August 31, 2011. The inception dates of the Large-Cap Focus Fund, Small-Cap Value Fund, Emerging Markets Equity Fund, Ultra Short Tax-Free Fund, Corporate Income Fund, Aggregate Bond Fund, Core Plus Bond Fund, Government Money Market Fund, and Tax-Free Money Market Fund are August 31, 2010, February 28, 2011, December 22, 2008, September 30, 2009, December 22, 2008, May 31, 2007, December 22, 2008, May 17, 2004, and September 22, 2004, respectively.

(2)	Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2011 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

(3)	Small-Cap stocks are less liquid and more volatile than large-cap stocks.

(4)	Income generated by the Fund may be subject to the federal alternative minimum tax.

(5)	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(6)	Performance returns do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.

(7)	Performance returns do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses.

(8)	Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

(See Notes which are an integral part of the Financial Statements)

Expense Example (Unaudited)

For the Six Months Ended August 31, 2011

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2011 (3/1/11-8/31/11).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Investor				Institutional
Fund	Beginning account value 3/1/11	Ending account value 8/31/11	Annualized Expense Ratio(1)	Expenses paid during period 3/1/11- 8/31/11(1)	Beginning account value 3/1/11	Ending account value 8/31/11	Annualized Expense Ratio(1)	Expenses paid during period 3/1/11- 8/31/11(1)
Large-Cap Value Fund
Actual	$1,000.00	$905.40	1.24%	$5.95	$1,000.00	$907.20	0.99%	$4.75
Hypothetical (5% return before expenses)	1,000.00	1,018.76	1.24	6.30	1,000.00	1,020.02	0.99	5.03
Large-Cap Growth Fund
Actual	1,000.00	909.60	1.24	5.97	1,000.00	911.30	0.99	4.77
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.31	1,000.00	1,020.01	0.99	5.04
Large-Cap Focus Fund
Actual	1,000.00	880.10	0.90	4.27	1,000.00	881.10	0.65	3.09
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.90	4.59	1,000.00	1,021.72	0.65	3.32
Mid-Cap Value Fund
Actual	1,000.00	883.00	1.24	5.88	1,000.00	884.40	0.99	4.70
Hypothetical (5% return before expenses)	1,000.00	1,018.75	1.24	6.30	1,000.00	1,020.02	0.99	5.03
Mid-Cap Growth Fund
Actual	1,000.00	881.10	1.22	5.81	1,000.00	882.40	0.97	4.62
Hypothetical (5% return before expenses)	1,000.00	1,018.83	1.22	6.23	1,000.00	1,020.09	0.97	4.96
Small-Cap Value Fund
Actual	1,000.00	925.00	1.24	5.98	1,000.00	926.00	0.99	4.76
Hypothetical (5% return before expenses)	1,000.00	1,018.79	1.24	6.27	1,000.00	1,020.06	0.99	4.99
Small-Cap Growth Fund
Actual	1,000.00	854.40	1.44	6.73	1,000.00	856.00	1.19	5.56
Hypothetical (5% return before expenses)	1,000.00	1,017.75	1.44	7.32	1,000.00	1,019.01	1.19	6.05

Expense Example (Unaudited) (continued)

	Investor				Institutional
Fund	Beginning account value 3/1/11	Ending account value 8/31/11	Annualized Expense Ratio(1)	Expenses paid during period 3/1/11- 8/31/11(1)	Beginning account value 3/1/11	Ending account value 8/31/11	Annualized Expense Ratio(1)	Expenses paid during period 3/1/11- 8/31/11(1)
International Stock Fund
Actual	$1,000.00	$881.30	1.45%	$6.88	$1,000.00	$882.70	1.20%	$5.69
Hypothetical (5% return before expenses)	1,000.00	1,017.69	1.45	7.37	1,000.00	1,018.95	1.20	6.11
Emerging Markets Equity Fund
Actual	1,000.00	925.60	1.50	7.29	1,000.00	927.50	1.25	6.08
Hypothetical (5% return before expenses)	1,000.00	1,017.42	1.50	7.64	1,000.00	1,018.69	1.25	6.37
Ultra Short Tax-Free Fund
Actual	1,000.00	1,009.40	0.55	2.78	1,000.00	1,011.70	0.30	1.52
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,023.49	0.30	1.53
Short-Term Income Fund
Actual	1,000.00	1,007.30	0.60	3.03	1,000.00	1,007.50	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.60	3.05	1,000.00	1,023.24	0.35	1.78
Short-Intermediate Bond Fund
Actual	1,000.00	1,034.70	0.80	4.10	1,000.00	1,036.00	0.55	2.82
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80	4.08	1,000.00	1,022.23	0.55	2.80
Intermediate Tax-Free Fund
Actual	1,000.00	1,052.80	0.55	2.84	1,000.00	1,053.10	0.50	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.55	2.80	1,000.00	1,022.49	0.50	2.54
Government Income Fund
Actual	1,000.00	1,040.90	0.80	4.12	1,000.00	1,042.20	0.55	2.83
Hypothetical (5% return before expenses)	1,000.00	1,020.96	0.80	4.08	1,000.00	1,022.22	0.55	2.81
Corporate Income Fund
Actual	1,000.00	1,034.00	0.80	4.09	1,000.00	1,034.50	0.55	2.81
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80	4.07	1,000.00	1,022.23	0.55	2.80
Aggregate Bond Fund
Actual	1,000.00	1,046.30	0.80	4.12	1,000.00	1,046.70	0.55	2.83
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80	4.07	1,000.00	1,022.23	0.55	2.80
Core Plus Bond Fund
Actual	1,000.00	1,043.30	0.80	4.11	1,000.00	1,044.70	0.55	2.83
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80	4.06	1,000.00	1,022.24	0.55	2.80
Government Money Market Fund
Actual	1,000.00	1,000.10	0.14	0.72	1,000.00	1,000.10	0.14	0.74
Hypothetical (5% return before expenses)	1,000.00	1,024.28	0.14	0.73	1,000.00	1,024.26	0.14	0.75
Tax-Free Money Market Fund
Actual	1,000.00	1,000.30	0.43	2.15	1,000.00	1,001.40	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,022.85	0.43	2.17	1,000.00	1,023.99	0.20	1.02
Prime Money Market Fund
Actual	1,000.00	1,000.10	0.33	1.69	1,000.00	1,000.70	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,023.31	0.33	1.71	1,000.00	1,023.99	0.20	1.02

	Advisor
Fund	Beginning account value 3/1/11	Ending account value 8/31/11	Annualized Expense Ratio(1)	Expenses paid during period 3/1/11- 8/31/11(1)
Prime Money Market Fund
Actual	$1,000.00	$1,000.10	0.33%	$1.68
Hypothetical (5% return before expenses)	1,000.00	1,023.32	0.33	1.70

(1)	Expenses are equal to the Funds’ annualized expense ratios for the period March 1, 2011 through August 31, 2011, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

August 31, 2011

Schedules of Investments

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 95.0%

Consumer Discretionary — 9.5%

Apparel Retail — 1.0%
Limited Brands, Inc.	38,020	$ 1,434,875

Automobile Manufacturers — 0.7%
Ford Motor Co. (2)	94,945	1,055,788

Broadcasting — 1.6%
CBS Corp., Class B	91,070	2,281,303

Cable & Satellite — 3.1%
Comcast Corp., Class A (1)	53,940	1,160,250
DISH Network Corp., Class A (1)(2)	53,570	1,331,750
Time Warner Cable, Inc.	30,900	2,023,950

		4,515,950

Department Stores — 1.2%
Macy’s, Inc. (1)	66,340	1,721,523

Hotels, Resorts & Cruise Lines — 0.5%
Royal Caribbean Cruises, Ltd. (1)	27,430	712,083

Restaurants — 0.8%
Darden Restaurants, Inc. (1)	24,795	1,192,640

Specialty Stores — 0.6%
Staples, Inc. (1)	64,250	947,045

Total Consumer Discretionary		13,861,207

Consumer Staples — 8.4%

Agricultural Products — 1.1%
Archer-Daniels-Midland Co. (1)	56,300	1,603,424

Drug Retail — 0.5%
Walgreen Co. (1)	19,440	684,483

Hypermarkets & Super Centers — 1.1%
Wal-Mart Stores, Inc. (1)	31,320	1,666,537

Soft Drinks — 1.4%
Coca-Cola Co.	29,155	2,053,970

Tobacco — 4.3%
Altria Group, Inc. (1)	56,790	1,544,120
Lorillard, Inc.	14,765	1,645,116
Philip Morris International, Inc.	45,315	3,141,236

		6,330,472

Total Consumer Staples		12,338,886

Energy — 13.8%

Integrated Oil & Gas — 6.0%
Chevron Corp. (1)	43,860	4,338,192
ConocoPhillips (1)	66,040	4,495,343

		8,833,535

Oil & Gas-Equipment & Services — 3.0%
Halliburton Co.	61,340	2,721,656
National Oilwell Varco, Inc.	25,040	1,655,645

		4,377,301

Oil & Gas-Exploration & Production — 3.8%
Anadarko Petroleum Corp.	41,680	3,073,900
Apache Corp. (1)	14,670	1,512,037
Cimarex Energy Co.	13,540	962,558

		5,548,495

Oil & Gas-Refining & Marketing — 1.0%
Marathon Petroleum Corp.	39,692	1,470,986

Total Energy		20,230,317

Description	Shares	Value
Common Stocks (continued)

Financials — 21.5%

Asset Management & Custody Banks — 2.7%
Ameriprise Financial, Inc.	38,875	$ 1,776,587
BlackRock, Inc.	13,740	2,263,665

		4,040,252

Consumer Finance — 4.2%
Capital One Financial Corp. (1)	60,465	2,784,413
Discover Financial Services (1)	132,585	3,335,839

		6,120,252

Diversified Banks — 2.5%
U.S. Bancorp	55,550	1,289,315
Wells Fargo & Co.	89,910	2,346,651

		3,635,966

Insurance Brokers — 1.1%
Marsh & McLennan Cos., Inc. (1)	55,435	1,647,528

Life & Health Insurance — 1.9%
MetLife, Inc. (1)	25,680	862,848
Prudential Financial, Inc.	38,090	1,912,499

		2,775,347

Other Diversified Financial Services — 4.0%
Citigroup, Inc.	59,570	1,849,649
JPMorgan Chase & Co.	106,445	3,998,074

		5,847,723

Property & Casualty Insurance — 1.7%
ACE, Ltd. (1)	38,480	2,485,038

Regional Banks — 1.8%
CIT Group, Inc. (1)(2)	40,760	1,409,073
PNC Financial Services Group, Inc. (1)	24,225	1,214,642

		2,623,715

Specialized Finance — 0.6%
CME Group, Inc.	3,105	829,408

Specialized REIT’s — 1.0%
Public Storage	12,215	1,511,362

Total Financials		31,516,591

Healthcare — 14.3%

Biotechnology — 0.7%
Gilead Sciences, Inc. (1)(2)	26,580	1,060,143

Healthcare Distributors — 2.7%
AmerisourceBergen Corp. (1)	68,740	2,720,729
Cardinal Health, Inc. (1)	29,745	1,264,163

		3,984,892

Healthcare Facilities — 0.6%
Community Health Systems, Inc. (2)	39,055	795,160

Healthcare Services — 1.5%
Medco Health Solutions, Inc. (2)	41,260	2,233,816

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc. (2)	21,470	1,179,347

Managed Healthcare — 3.3%
Humana, Inc.	32,310	2,508,548
UnitedHealth Group, Inc.	49,015	2,329,193

		4,837,741

Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co. (1)	90,445	2,690,739
Eli Lilly & Co. (1)	30,070	1,127,926
Forest Laboratories, Inc. (2)	48,060	1,645,574

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Pharmaceuticals (continued)
Johnson & Johnson	22,690	$ 1,493,002

		6,957,241

Total Healthcare		21,048,340

Industrials — 8.6%

Aerospace & Defense — 1.5%
General Dynamics Corp.	22,850	1,464,228
Honeywell International, Inc. (1)	15,115	722,648

		2,186,876

Airlines — 1.0%
Alaska Air Group, Inc. (2)	25,060	1,446,714

Construction & Engineering — 1.0%
KBR, Inc.	48,135	1,446,457

Construction & Farm Machinery & Heavy Trucks — 1.2%
Joy Global, Inc.	14,170	1,182,486
Navistar International Corp. (1)(2)	15,195	629,073

		1,811,559

Industrial Conglomerates — 1.7%
General Electric Co. (1)	156,775	2,557,000

Industrial Machinery — 0.5%
Eaton Corp.	16,230	697,079

Railroads — 1.7%
CSX Corp.	111,075	2,436,985

Total Industrials		12,582,670

Information Technology — 7.7%

Computer Hardware — 1.4%
Apple, Inc. (1)(2)	5,435	2,091,551

Computer Storage & Peripherals — 1.3%
SanDisk Corp. (2)	32,680	1,197,722
Western Digital Corp. (2)	23,390	689,771

		1,887,493

Data Processing & Outsourced Services — 1.4%
Visa, Inc., Class A (1)	23,275	2,045,407

Electronic Manufacturing Services — 0.7%
Jabil Circuit, Inc. (1)	59,590	1,004,092

Semiconductor Equipment — 0.6%
Lam Research Corp. (2)	22,080	820,493

Semiconductors — 1.1%
Intel Corp. (1)	78,425	1,578,695

Systems Software — 1.2%
Oracle Corp.	64,755	1,817,673

Total Information Technology		11,245,404

Materials — 4.3%

Diversified Chemicals — 2.0%
E.I. du Pont de Nemours & Co. (1)	32,280	1,558,156
Eastman Chemical Co.	16,440	1,360,081

		2,918,237

Fertilizers & Agricultural Chemicals — 1.4%
Mosaic Co. (1)	28,370	2,017,958

Paper Products — 0.9%
Domtar Corp.	17,530	1,408,009

Total Materials		6,344,204

Description	Shares, Contracts or Principal Amount	Value
Common Stocks (continued)

Telecommunication Services — 2.1%

Integrated Telecommunication Services — 2.1%
AT&T, Inc.	64,370	$ 1,833,258
CenturyLink, Inc.	35,861	1,296,375

Total Telecommunication Services		3,129,633

Utilities — 4.8%

Electric Utilities — 3.0%
American Electric Power Co., Inc.	20,410	788,438
Edison International	57,495	2,138,239
PPL Corp.	49,360	1,425,517

		4,352,194

Gas Utilities — 1.0%
ONEOK, Inc.	21,570	1,529,313

Multi-Utilities — 0.8%
CenterPoint Energy, Inc.	57,235	1,145,272

Total Utilities		7,026,779

Total Common Stocks (identified cost $114,426,770)		139,324,031

Purchased Call Options — 0.0%
Marvell Technology Group, Ltd., Exercise Price: $14.00, 1/21/2012 (2)	430	48,375

Total Purchased Call Options (identified cost $58,910)		48,375

Purchased Put Options — 0.0%
Lorillard, Inc., Exercise Price: $105.00, 9/17/2011 (2)	100	9,300

Total Purchased Put Options (identified cost $62,800)		9,300

Short-Term Investments — 31.4%

Collateral Pool Investment for Securities on Loan — 27.3%

(See Note 2 of the Financial Statements)		40,097,729

Repurchase Agreement — 4.1%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $5,949,650 on 9/1/2011, collateralized by U.S. Government Agency Obligations with various maturities to 6/22/2012, with a market value of $6,068,943 (at amortized cost)	$5,949,642	5,949,642

Total Short-Term Investments (identified cost $46,047,371)		46,047,371

Total Investments — 126.4% (identified cost $160,595,851)		185,429,077
Other Assets and Liabilities — (26.4)%		(38,706,643)

Total Net Assets — 100.0%		$146,722,434

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 96.9%

Consumer Discretionary — 14.9%

Apparel Retail — 2.5%
Ross Stores, Inc.	60,000	$ 4,591,500

Auto Parts & Equipment — 1.9%
Johnson Controls, Inc.	110,000	3,506,800

Broadcasting — 2.3%
Discovery Communications, Inc., Class A (1)(2)	100,000	4,228,000

Cable & Satellite — 4.1%
Comcast Corp., Class A	200,000	4,302,000
DIRECTV Group, Inc., Class A (1)(2)	75,000	3,297,750

		7,599,750

Homefurnishing Retail — 2.0%
Williams-Sonoma, Inc. (1)	110,000	3,642,100

Internet Retail — 2.1%
Priceline.com, Inc. (1)(2)	7,000	3,760,820

Total Consumer Discretionary		27,328,970

Consumer Staples — 8.3%

Soft Drinks — 4.0%
Coca-Cola Co.	65,500	4,614,475
PepsiCo, Inc.	44,000	2,834,920

		7,449,395

Tobacco — 4.3%
Altria Group, Inc.	95,000	2,583,050
Philip Morris International, Inc.	76,500	5,302,980

		7,886,030

Total Consumer Staples		15,335,425

Energy — 13.6%

Coal & Consumable Fuels — 1.4%
Peabody Energy Corp. (1)	51,500	2,513,200

Oil & Gas-Equipment & Services — 12.2%
Cameron International Corp. (2)	65,700	3,413,772
Dresser-Rand Group, Inc. (1)(2)	86,000	3,650,700
Halliburton Co.	116,000	5,146,920
McDermott International, Inc. (2)	155,000	2,230,450
National Oilwell Varco, Inc.	72,500	4,793,700
Schlumberger, Ltd.	42,500	3,320,100

		22,555,642

Total Energy		25,068,842

Financials — 4.0%

Asset Management & Custody Banks — 2.3%
Ameriprise Financial, Inc.	53,500	2,444,950
Invesco Ltd.	99,800	1,826,340

		4,271,290

Specialized Finance — 1.7%
IntercontinentalExchange, Inc. (1)(2)	26,700	3,149,265

Total Financials		7,420,555

Healthcare — 10.7%

Biotechnology — 2.6%
Celgene Corp. (1)(2)	81,500	4,846,805

Healthcare Equipment — 2.3%
Intuitive Surgical, Inc. (1)(2)	11,200	4,271,120
Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Services — 3.0%
Express Scripts, Inc. (1)(2)	55,000	$ 2,581,700
Medco Health Solutions, Inc. (2)	55,200	2,988,528

		5,570,228

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc. (1)(2)	53,000	1,954,110

Pharmaceuticals — 1.7%
Allergan, Inc. (1)	38,000	3,108,780

Total Healthcare		19,751,043

Industrials — 14.5%

Aerospace & Defense — 2.4%
Goodrich Corp.	49,100	4,378,738

Air Freight & Logistics — 1.9%
FedEx Corp.	45,500	3,581,760

Construction & Farm Machinery & Heavy Trucks — 3.1%
Caterpillar, Inc. (1)	23,000	2,093,000
Deere & Co. (1)	44,000	3,556,080

		5,649,080

Electrical Components & Equipment — 1.8%
Emerson Electric Co. (1)	71,500	3,328,325

Heavy Electrical Equipment — 1.4%
Babcock & Wilcox Co. (2)	110,000	2,533,300

Human Resource & Employment Services — 1.2%
Manpower, Inc.	55,000	2,215,400

Industrial Machinery — 2.7%
Parker Hannifin Corp. (1)	47,000	3,451,210
SPX Corp.	27,000	1,536,030

		4,987,240

Total Industrials		26,673,843

Information Technology — 25.9%

Application Software — 1.5%
Salesforce.com, Inc. (1)(2)	21,000	2,703,750

Communications Equipment — 4.0%
F5 Networks, Inc. (2)	40,000	3,264,800
QUALCOMM, Inc.	80,000	4,116,800

		7,381,600

Computer Hardware — 6.5%
Apple, Inc. (1)(2)	31,000	11,929,730

Computer Storage & Peripherals — 2.0%
NetApp, Inc. (1)(2)	95,000	3,573,900

Consulting & Other Services — 4.9%
Cognizant Technology Solutions Corp., Class A (2)	55,000	3,489,750
International Business Machines Corp. (1)	32,600	5,604,266

		9,094,016

Internet Software & Services — 2.2%
eBay, Inc. (2)	130,000	4,013,100

Systems Software — 4.8%
Oracle Corp.	250,000	7,017,500
VMware, Inc., Class A (1)(2)	20,000	1,887,200

		8,904,700

Total Information Technology		47,600,796

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials — 5.0%

Diversified Chemicals — 2.0%
E.I. du Pont de Nemours & Co. (1)	77,800	$ 3,755,406

Specialty Chemicals — 1.5%
Albemarle Corp.	54,600	2,768,766

Steel — 1.5%
Steel Dynamics, Inc.	212,900	2,710,217

Total Materials		9,234,389

Total Common Stocks (identified cost $165,176,938)		178,413,863

Short-Term Investments — 41.7%

Collateral Pool Investment for Securities on Loan — 38.6%

(See Note 2 of the Financial Statements)		71,038,865

Repurchase Agreement — 3.1%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $5,628,506 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 6/22/2012, with a market value of $5,741,921 (at amortized cost)	$5,628,499	5,628,499

Total Short-Term Investments (identified cost $76,667,364)		76,667,364

Total Investments — 138.6% (identified cost $241,844,302)		255,081,227
Other Assets and Liabilities — (38.6)%		(70,974,783)

Total Net Assets — 100.0%		$184,106,444

Large-Cap Focus Fund

Description	Shares	Value
Common Stocks — 90.5%

Consumer Discretionary — 9.4%

Apparel Retail — 1.7%
TJX Cos., Inc. (1)	17,600	$ 961,312

Auto Parts & Equipment — 3.3%
Lear Corp.	19,500	931,710
Visteon Corp. (2)	17,500	893,900

		1,825,610

Home Improvement Retail — 1.7%
Home Depot, Inc. (1)	27,900	931,302

Homefurnishing Retail — 1.7%
Bed Bath & Beyond, Inc. (1)(2)	16,200	921,132

Hotels, Resorts & Cruise Lines — 1.0%
InterContinental Hotels Group PLC, ADR (1)	31,500	538,020

Total Consumer Discretionary		5,177,376

Description	Shares	Value
Common Stocks (continued)

Consumer Staples — 4.5%

Drug Retail — 2.0%
CVS Caremark Corp. (1)	30,800	$ 1,106,028

Soft Drinks — 2.5%
Coca-Cola Co. (1)	19,300	1,359,685

Total Consumer Staples		2,465,713

Energy — 12.3%

Integrated Oil & Gas — 5.8%
Chevron Corp. (1)	18,900	1,869,399
Hess Corp.	9,200	545,928
Occidental Petroleum Corp. (1)	8,800	763,312

		3,178,639

Oil & Gas-Equipment & Services — 4.4%
National Oilwell Varco, Inc.	14,700	971,964
Schlumberger, Ltd.	18,100	1,413,972

		2,385,936

Oil & Gas-Exploration & Production — 2.1%
Anadarko Petroleum Corp.	8,100	597,375
Apache Corp. (1)	5,500	566,885

		1,164,260

Total Energy		6,728,835

Financials — 7.4%

Asset Management & Custody Banks — 1.5%
Blackstone Group L.P. (1)	60,000	822,600

Life & Health Insurance — 1.9%
MetLife, Inc. (1)	30,600	1,028,160

Other Diversified Financial Services — 4.0%
Citigroup, Inc.	36,300	1,127,115
JPMorgan Chase & Co.	28,600	1,074,216

		2,201,331

Total Financials		4,052,091

Healthcare — 7.3%

Biotechnology — 1.1%
Gilead Sciences, Inc. (2)	15,000	598,275

Healthcare Distributors — 1.5%
McKesson Corp. (1)	10,400	831,272

Healthcare Services — 1.7%
Express Scripts, Inc. (1)(2)	20,200	948,188

Pharmaceuticals — 3.0%
Johnson & Johnson (1)	24,600	1,618,680

Total Healthcare		3,996,415

Industrials — 13.0%

Aerospace & Defense — 1.7%
Boeing Co.	13,600	909,296

Airlines — 0.6%
U.S. Airways Group, Inc. (1)(2)	59,500	332,605

Construction & Farm Machinery & Heavy Trucks — 4.1%
Caterpillar, Inc. (1)	10,300	937,300
Deere & Co. (1)	16,400	1,325,448

		2,262,748

Industrial Conglomerates — 1.8%
Tyco International, Ltd. (1)	23,800	989,604

Industrial Machinery — 2.9%
Eaton Corp. (1)	19,300	828,935
Kennametal, Inc. (1)	21,000	774,060

		1,602,995

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Large-Cap Focus Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Railroads — 1.9%
CSX Corp. (1)	47,100	$ 1,033,374

Total Industrials		7,130,622

Information Technology — 28.9%

Communications Equipment — 2.6%
QUALCOMM, Inc.	27,900	1,435,734

Computer Hardware — 5.4%
Apple, Inc. (2)	7,700	2,963,191

Computer Storage & Peripherals — 2.3%
EMC Corp. (1)(2)	55,900	1,262,781

Consulting & Other Services — 2.4%
International Business Machines Corp. (1)	7,800	1,340,898

Internet Software & Services — 3.7%
eBay, Inc. (2)	17,800	549,486
Google, Inc., Class A (2)	2,700	1,460,592

		2,010,078

Semiconductor Equipment — 1.9%
Novellus Systems, Inc. (1)(2)	19,500	545,415
Teradyne, Inc. (1)(2)	42,200	510,620

		1,056,035

Semiconductors — 3.6%
Broadcom Corp., Class A (2)	17,600	627,440
Intel Corp. (1)	52,100	1,048,773
Micron Technology, Inc. (2)	48,800	288,408

		1,964,621

Systems Software — 5.5%
Microsoft Corp.	58,400	1,553,440
Oracle Corp.	52,500	1,473,675

		3,027,115

Technology Distributors — 1.5%
Arrow Electronics, Inc. (2)	26,400	823,680

Total Information Technology		15,884,133

Materials — 7.7%

Diversified Chemicals — 1.7%
Eastman Chemical Co.	11,400	943,122

Diversified Metals & Mining — 1.5%
Freeport-McMoRan Copper & Gold, Inc. (1)	17,500	824,950

Fertilizers & Agricultural Chemicals — 1.6%
Agrium, Inc.	9,900	851,004

Specialty Chemicals — 1.7%
Celanese Corp.	20,000	940,200

Steel — 1.2%
Cliffs Natural Resources, Inc. (1)	8,000	662,800

Total Materials		4,222,076

Total Common Stocks (identified cost $48,858,404)		49,657,261

Short-Term Investments — 45.3%

Collateral Pool Investment for Securities on Loan — 36.0%

(See Note 2 of the Financial Statements)		19,737,163

Description	Principal Amount	Value
Short-Term Investments (continued)

Repurchase Agreement — 9.3%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $5,127,245 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 6/22/2012, with a market value of $5,230,585 (at amortized cost)	$5,127,237	$ 5,127,237

Total Short-Term Investments (identified cost $24,864,400)		24,864,400

Total Investments — 135.8% (identified cost $73,722,804)		74,521,661
Other Assets and Liabilities — (35.8)%		(19,644,063)

Total Net Assets — 100.0%		$54,877,598

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.1%

Consumer Discretionary — 15.2%

Advertising — 1.4%
Interpublic Group of Cos., Inc.	398,500	$ 3,439,055

Auto Parts & Equipment — 1.1%
Visteon Corp. (2)	53,000	2,707,240

Cable & Satellite — 1.5%
Liberty Global, Inc. (1)(2)	87,956	3,552,543

Catalog Retail — 2.0%
Liberty Media Corp. —Interactive (2)	307,100	4,858,322

Department Stores — 1.5%
Kohl’s Corp.	78,100	3,619,154

Household Appliances — 1.6%
Whirlpool Corp.	60,200	3,773,938

Internet Retail — 2.1%
Expedia, Inc. (1)	167,400	5,073,894

Leisure Products — 1.9%
Mattel, Inc.	170,200	4,573,274

Specialty Stores — 2.1%
Staples, Inc. (1)	334,300	4,927,582

Total Consumer Discretionary		36,525,002

Consumer Staples — 5.4%

Agricultural Products — 0.9%
Darling International, Inc. (1)(2)	122,100	2,057,385

Food Retail — 3.1%
Kroger Co. (1)	189,800	4,471,688
Safeway, Inc. (1)	167,300	3,066,609

		7,538,297

Packaged Foods & Meats — 1.4%
ConAgra Foods, Inc.	132,800	3,242,976

Total Consumer Staples		12,838,658

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Energy — 10.9%

Oil & Gas-Drilling — 1.7%
Noble Corp. (1)(2)	117,200	$ 3,956,672

Oil & Gas-Equipment & Services — 1.5%
Tidewater, Inc.	68,300	3,660,880

Oil & Gas-Exploration & Production — 7.7%
EQT Corp. (1)	89,900	5,377,818
Forest Oil Corp. (1)(2)	189,700	3,693,459
Noble Energy, Inc. (1)	38,800	3,428,368
QEP Resources, Inc.	116,800	4,112,528
SandRidge Energy, Inc. (1)(2)	262,400	1,926,016

		18,538,189

Total Energy		26,155,741

Financials — 19.5%

Asset Management & Custody Banks — 4.3%
Affiliated Managers Group, Inc. (1)(2)	47,900	4,174,964
Ameriprise Financial, Inc.	70,200	3,208,140
Invesco Ltd. (1)	157,600	2,884,080

		10,267,184

Consumer Finance — 1.3%
Discover Financial Services (1)	126,000	3,170,160

Diversified Banks — 0.9%
Comerica, Inc.	84,700	2,167,473

Investment Banking & Brokerage — 1.3%
TD Ameritrade Holding Corp. (1)	208,200	3,202,116

Life & Health Insurance — 1.4%
Lincoln National Corp. (1)	162,000	3,361,500

Office REIT’s — 1.4%
Mack-Cali Realty Corp. (1)	104,600	3,258,290

Property & Casualty Insurance — 2.3%
Axis Capital Holdings, Ltd.	125,000	3,582,500
Hanover Insurance Group, Inc.	55,900	1,985,568

		5,568,068

Regional Banks — 2.5%
Fifth Third Bancorp (1)	344,110	3,654,448
Popular, Inc. (2)	1,127,700	2,345,616

		6,000,064

Reinsurance — 3.0%
PartnerRe Ltd.	54,600	3,111,654
Reinsurance Group of America, Inc.	74,700	3,986,739

		7,098,393

Specialized REIT’s — 1.1%
Sovran Self Storage, Inc. (1)	67,800	2,755,392

Total Financials		46,848,640

Healthcare — 10.1%

Healthcare Distributors — 2.1%
AmerisourceBergen Corp. (1)	124,900	4,943,542

Healthcare Facilities — 1.4%
Community Health Systems, Inc. (1)(2)	171,950	3,500,902

Healthcare Services — 1.5%
DaVita, Inc. (2)	49,200	3,620,136

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Life Sciences Tools & Services — 1.7%
Thermo Fisher Scientific, Inc. (2)	74,100	$ 4,070,313

Managed Healthcare — 3.4%
CIGNA Corp.	102,900	4,809,546
Coventry Health Care, Inc. (2)	100,700	3,311,016

		8,120,562

Total Healthcare		24,255,455

Industrials — 11.7%

Aerospace & Defense — 1.7%
L-3 Communications Holdings, Inc.	59,300	4,021,726

Construction & Engineering — 2.0%
Fluor Corp.	20,700	1,256,904
Jacobs Engineering Group, Inc. (1)(2)	92,500	3,444,700

		4,701,604

Diversified Support Services — 1.0%
Cintas Corp. (1)	73,950	2,364,921

Electrical Components & Equipment — 1.2%
Thomas & Betts Corp. (1)(2)	67,100	2,930,928

Environmental & Facilities Services — 1.7%
Republic Services, Inc. (1)	136,500	4,144,140

Human Resource & Employment Services — 1.3%
Manpower, Inc. (1)	79,500	3,202,260

Industrial Conglomerates — 1.7%
Carlisle Companies, Inc.	100,400	3,936,684

Industrial Machinery — 1.1%
Eaton Corp. (1)	61,200	2,628,540

Total Industrials		27,930,803

Information Technology — 12.6%

Communications Equipment — 3.6%
ARRIS Group, Inc. (1)(2)	309,100	3,375,372
InterDigital, Inc. (1)	73,500	5,174,400

		8,549,772

Computer Storage & Peripherals — 2.5%
Lexmark International, Inc., Class A (1)(2)	85,300	2,726,188
Seagate Technology	279,100	3,231,978

		5,958,166

Consulting & Other Services — 1.7%
Amdocs, Ltd. (2)	151,100	4,150,717

Data Processing & Outsourced Services — 1.3%
Western Union Co.	187,800	3,102,456

Office Electronics — 1.4%
Xerox Corp.	400,200	3,321,660

Technology Distributors — 2.1%
Ingram Micro, Inc. (1)(2)	283,900	5,064,776

Total Information Technology		30,147,547

Materials — 5.6%

Commodity Chemicals — 1.6%
Kronos Worldwide, Inc.	177,500	3,885,475

Fertilizers & Agricultural Chemicals — 1.4%
CF Industries Holdings, Inc. (1)	18,000	3,290,760

Paper Products — 1.3%
International Paper Co. (1)	113,700	3,086,955

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Mid-Cap Value Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials (continued)

Steel — 1.3%
Reliance Steel & Aluminum Co. (1)	76,800	$ 3,182,592

Total Materials		13,445,782

Telecommunication Services — 1.4%

Integrated Telecommunication Services — 1.4%
CenturyLink, Inc.	90,446	3,269,623

Utilities — 4.7%

Electric Utilities — 1.5%
Edison International	96,400	3,585,116

Multi-Utilities — 3.2%
CMS Energy Corp. (1)	208,100	4,099,570
Sempra Energy (1)	68,600	3,602,872

		7,702,442

Total Utilities		11,287,558

Total Common Stocks (identified cost $207,020,199)		232,704,809

Short-Term Investments — 37.5%

Collateral Pool Investment for Securities on Loan — 34.6%

(See Note 2 of the Financial Statements)		82,935,153

Repurchase Agreement — 2.9%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $6,833,366 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 9/2/2011, with a market value of $6,971,033 (at amortized cost)	$6,833,357	6,833,357

Total Short-Term Investments (identified cost $89,768,510)		89,768,510

Total Investments — 134.6% (identified cost $296,788,709)		322,473,319
Other Assets and Liabilities — (34.6)%		(82,839,574)

Total Net Assets — 100.0%		$239,633,745

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.5%

Consumer Discretionary — 14.0%

Apparel Retail — 2.0%
Ann, Inc. (1)(2)	100,800	$ 2,375,856
Limited Brands, Inc. (1)	70,800	2,671,992

		5,047,848

Apparel, Accessories & Luxury Goods — 2.5%
Coach, Inc.	55,700	3,131,454
Phillips-Van Heusen Corp.	47,770	3,184,348

		6,315,802

Description	Shares	Value
Common Stocks (continued)

Consumer Discretionary (continued)

Auto Parts & Equipment — 1.7%
Lear Corp.	54,400	$ 2,599,232
Visteon Corp. (2)	33,800	1,726,504

		4,325,736

Automotive Retail — 1.0%
O’Reilly Automotive, Inc. (1)(2)	39,900	2,588,712

Broadcasting — 1.3%
Discovery Communications, Inc., Class A (1)(2)	80,000	3,382,400

General Merchandise Stores — 1.4%
Dollar Tree, Inc. (1)(2)	51,100	3,649,562

Hotels, Resorts & Cruise Lines — 2.3%
Marriott International, Inc., Class A (1)	65,400	1,914,912
Wyndham Worldwide Corp.	118,000	3,832,640

		5,747,552

Housewares & Specialties — 1.3%
Jarden Corp.	108,900	3,162,456

Specialty Stores — 0.5%
Dick’s Sporting Goods, Inc. (1)(2)	38,600	1,356,018

Total Consumer Discretionary		35,576,086

Consumer Staples — 0.9%

Soft Drinks — 0.9%
Heckmann Corp. (1)(2)	394,800	2,285,892

Energy — 11.2%

Oil & Gas-Exploration & Production — 11.2%
Advantage Oil & Gas, Ltd. (2)	653,500	3,809,905
Denbury Resources, Inc. (2)	100,400	1,601,380
Energy XXI (Bermuda), Ltd. (1)(2)	359,105	9,627,605
Gulfport Energy Corp. (2)	401,105	11,591,935
Magnum Hunter Resources Corp. (1)(2)	388,800	1,745,712

Total Energy		28,376,537

Financials — 2.5%

Asset Management & Custody Banks — 1.3%
Affiliated Managers Group, Inc. (1)(2)	15,200	1,324,832
Ameriprise Financial, Inc.	42,400	1,937,680

		3,262,512

Real Estate Services — 0.7%
Jones Lang LaSalle, Inc.	26,700	1,786,497

Specialized REIT’s — 0.5%
Host Hotels & Resorts, Inc.	115,600	1,367,548

Total Financials		6,416,557

Healthcare — 16.1%

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc. (1)(2)	59,200	3,430,344
Dendreon Corp. (1)(2)	78,300	961,524

		4,391,868

Healthcare Equipment — 0.7%
Edwards Lifesciences Corp. (1)(2)	25,475	1,922,089

Healthcare Facilities — 2.5%
HEALTHSOUTH Corp. (1)(2)	127,000	2,716,530

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Facilities (continued)
Universal Health Services, Inc., Class B	87,300	$ 3,631,680

		6,348,210

Healthcare Services — 0.8%
Express Scripts, Inc. (1)(2)	44,500	2,088,830

Healthcare Technology — 1.4%
Cerner Corp. (1)(2)	52,600	3,469,496

Life Sciences Tools & Services — 2.6%
Covance, Inc. (1)(2)	43,500	2,155,860
Mettler-Toledo International, Inc. (1)(2)	13,200	2,102,364
Pharmaceutical Product Development, Inc.	78,900	2,483,772

		6,741,996

Managed Healthcare — 1.0%
AMERIGROUP Corp. (1)(2)	50,600	2,503,182

Pharmaceuticals — 5.4%
Mylan, Inc. (2)	135,700	2,817,132
Shire PLC, ADR	32,300	3,136,330
Valeant Pharmaceuticals International (1)	71,433	3,213,056
Watson Pharmaceuticals, Inc. (1)(2)	66,500	4,463,480

		13,629,998

Total Healthcare		41,095,669

Industrials — 19.5%

Aerospace & Defense — 3.0%
Goodrich Corp.	40,800	3,638,544
Triumph Group, Inc.	74,800	3,918,024

		7,556,568

Air Freight & Logistics — 1.2%
Atlas Air Worldwide Holdings, Inc. (2)	64,600	3,170,568

Construction & Farm Machinery & Heavy Trucks — 1.2%
Joy Global, Inc.	37,000	3,087,650

Electrical Components & Equipment — 3.5%
AMETEK, Inc.	82,750	3,233,870
Rockwell Automation, Inc. (1)	40,400	2,590,852
Roper Industries, Inc. (1)	39,500	3,039,525

		8,864,247

Industrial Conglomerates — 1.0%
Tyco International, Ltd. (1)	62,200	2,586,276

Industrial Machinery — 4.3%
IDEX Corp. (1)	70,900	2,636,062
Parker Hannifin Corp. (1)	35,800	2,628,794
Snap-On, Inc.	64,700	3,423,277
Timken Co.	55,900	2,199,665

		10,887,798

Railroads — 1.2%
Kansas City Southern (1)(2)	57,850	3,133,156

Research & Consulting Services — 1.3%
Acacia Research Corp. (2)	31,300	1,367,810
Verisk Analytics, Inc., Class A (1)(2)	54,100	1,884,844

		3,252,654
Common Stocks (continued)

Industrials (continued)

Trading Companies & Distributors — 0.7%
MSC Industrial Direct Co., Inc., Class A	30,800	$ 1,899,436

Trucking — 2.1%
Hertz Global Holdings, Inc. (1)(2)	232,300	2,601,760
J.B. Hunt Transport Services, Inc. (1)	66,700	2,680,673

		5,282,433

Total Industrials		49,720,786

Information Technology — 25.7%

Application Software — 5.2%
Ebix, Inc. (2)	487,700	7,988,526
Informatica Corp. (1)(2)	48,000	2,005,440
Intuit, Inc. (2)	67,000	3,305,110

		13,299,076

Consulting & Other Services — 1.3%
Cognizant Technology Solutions Corp., Class A (2)	51,400	3,261,330

Data Processing & Outsourced Services — 6.1%
Alliance Data Systems Corp. (1)(2)	28,300	2,643,503
FleetCor Technologies, Inc. (2)	15,000	426,150
NeuStar, Inc., Class A (2)	158,100	3,952,500
Total System Services, Inc.	131,300	2,383,095
VeriFone Systems, Inc. (1)(2)	96,900	3,412,818
Western Union Co.	162,700	2,687,804

		15,505,870

Electronic Components — 0.8%
Amphenol Corp., Class A	41,900	1,968,462

Electronic Manufacturing Services — 0.7%
Trimble Navigation, Ltd. (1)(2)	48,000	1,782,720

Internet Software & Services — 3.8%
Ancestry.com, Inc. (1)(2)	126,900	4,531,599
QuinStreet, Inc. (1)(2)	112,800	1,360,368
Rackspace Hosting, Inc. (1)(2)	67,100	2,453,176
WebMD Health Corp. (1)(2)	35,700	1,261,638

		9,606,781

Semiconductor Equipment — 0.7%
ASML Holding N.V. (1)	51,900	1,830,513

Semiconductors — 2.2%
Atmel Corp. (1)(2)	216,100	1,968,671
Cavium Networks, Inc. (1)(2)	55,300	1,780,107
Cypress Semiconductor Corp. (1)(2)	124,700	1,975,248

		5,724,026

Systems Software — 4.9%
Check Point Software Technologies, Ltd. (1)(2)	77,800	4,235,432
Red Hat, Inc. (2)	57,300	2,265,642
Rovi Corp. (1)(2)	122,900	6,008,581

		12,509,655

Total Information Technology		65,488,433

Materials — 4.5%

Diversified Chemicals — 0.9%
FMC Corp.	30,100	2,285,493

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Mid-Cap Growth Fund (continued)

Description	Shares, Warrants or Principal Amount	Value
Common Stocks (continued)

Materials (continued)

Diversified Metals & Mining — 1.6%
Thompson Creek Metals Co., Inc. (1)(2)	494,400	$ 4,088,688

Industrial Gases — 0.9%
Praxair, Inc.	22,400	2,206,176

Specialty Chemicals — 1.1%
Celanese Corp. (1)	58,900	2,768,889

Total Materials		11,349,246

Telecommunication Services — 4.1%

Wireless Telecommunication Services — 4.1%
American Tower Corp., Class A (1)(2)	72,500	3,904,850
Crown Castle International Corp. (1)(2)	86,200	3,743,666
NII Holdings, Inc. (2)	71,600	2,758,748

Total Telecommunication Services		10,407,264

Total Common Stocks (identified cost $213,736,703)		250,716,470

Warrants — 0.0%
Magnum Hunter Resource Corp., Exercise Price: $10.50, 10/14/2013 (2)	38,880	—

Total Warrants (identified cost $0)		—

Short-Term Investments — 42.3%

Collateral Pool Investment for Securities on Loan — 41.0%

(See Note 2 of the Financial Statements)		104,158,527

Repurchase Agreement — 1.3%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $3,346,594 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 6/22/2012, with a market value of $3,413,624 (at amortized cost)	$3,346,590	3,346,590

Total Short-Term Investments (identified cost $107,505,117)		107,505,117

Total Investments — 140.8% (identified cost $321,241,820)		358,221,587
Other Assets and Liabilities — (40.8)%		(103,771,644)

Total Net Assets — 100.0%		$254,449,943

Small-Cap Value Fund

Description	Shares	Value
Common Stocks — 95.1%

Consumer Discretionary — 12.6%

Apparel Retail — 2.2%
Ann, Inc. (1)(2)	10,100	$ 238,057
The Finish Line, Inc., Class A (1)	15,300	307,530

		545,587

Apparel, Accessories & Luxury Goods — 1.7%
The Warnaco Group, Inc. (2)	8,000	426,800

Broadcasting — 0.9%
Sinclair Broadcast Group, Inc., Class A	30,200	235,862

Department Stores — 1.0%
Dillard’s, Inc., Class A (1)	5,300	245,284

Household Appliances — 1.2%
Helen of Troy, Ltd. (1)(2)	9,700	291,194

Housewares & Specialties — 1.0%
American Greetings Corp., Class A (1)	12,100	256,762

Leisure Products — 1.0%
JAKKS Pacific, Inc. (1)(2)	14,300	243,100

Publishing — 1.5%
Valassis Communications, Inc. (1)(2)	14,600	368,942

Restaurants — 1.1%
Bob Evans Farms, Inc.	8,800	279,488

Specialty Stores — 1.0%
OfficeMax, Inc. (1)(2)	40,100	251,427

Total Consumer Discretionary		3,144,446

Consumer Staples — 4.4%

Agricultural Products — 1.7%
Darling International, Inc. (1)(2)	25,200	424,620

Packaged Foods & Meats — 1.2%
Chiquita Brands International, Inc. (1)(2)	29,400	303,114

Personal Products — 1.5%
Nu Skin Enterprises, Inc., Class A (1)	8,700	367,923

Total Consumer Staples		1,095,657

Energy — 8.2%

Coal & Consumable Fuels — 1.3%
Cloud Peak Energy, Inc. (1)(2)	15,900	318,000

Oil & Gas-Equipment & Services — 2.0%
Helix Energy Solutions Group, Inc. (2)	17,400	293,886
Matrix Service Co. (1)(2)	18,500	201,095

		494,981

Oil & Gas-Exploration & Production — 4.9%
Berry Petroleum Co., Class A (1)	6,700	328,501
Bill Barrett Corp. (2)	9,000	431,550
Forest Oil Corp. (2)	9,800	190,806
VAALCO Energy, Inc. (2)	43,100	274,547

		1,225,404

Total Energy		2,038,385

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials — 22.4%

Asset Management & Custody Banks — 2.3%
Calamos Asset Management, Inc., Class A	25,800	$ 304,182
Fifth Street Finance Corp. (1)	27,900	276,489

		580,671

Consumer Finance — 1.3%
Nelnet, Inc., Class A	16,600	318,720

Life & Health Insurance — 1.4%
American Equity Investment Life Holding Co. (1)	33,300	336,330

Mortgage REIT’s — 1.6%
Walter Investment Management Corp.	16,300	405,055

Office REIT’s — 1.2%
CoreSite Realty Corp. (1)	18,900	304,290

Property & Casualty Insurance — 2.4%
Argo Group International Holdings, Ltd.	7,600	209,076
Tower Group, Inc. (1)	15,900	381,759

		590,835

Regional Banks — 3.4%
IBERIABANK Corp. (1)	7,500	361,050
Nara Bancorp, Inc. (1)(2)	41,100	291,810
PrivateBancorp, Inc. (1)	21,700	192,696

		845,556

Reinsurance — 2.2%
Enstar Group, Ltd. (2)	3,100	319,176
Montpelier Re Holdings, Ltd.	13,700	235,366

		554,542

Specialized Finance — 1.0%
Encore Capital Group, Inc. (1)(2)	10,500	248,535

Specialized REIT’s — 2.1%
LaSalle Hotel Properties (1)	13,000	244,400
Sovran Self Storage, Inc. (1)	7,000	284,480

		528,880

Thrifts & Mortgage Finance — 3.5%
Northwest Bancshares, Inc. (1)	30,900	368,328
Ocwen Financial Corp. (1)(2)	36,500	503,700

		872,028

Total Financials		5,585,442

Healthcare — 8.0%

Healthcare Equipment — 1.0%
Greatbatch, Inc. (1)(2)	10,700	239,145

Healthcare Facilities — 1.5%
Health Management Associates, Inc., Class A (2)	44,800	368,256

Life Sciences Tools & Services — 1.1%
PAREXEL International Corp. (1)(2)	14,000	285,320

Managed Healthcare — 1.2%
HealthSpring, Inc. (1)(2)	8,000	312,320

Pharmaceuticals — 3.2%
Medicis Pharmaceutical Corp., Class A (1)	11,300	439,570
Common Stocks (continued)

Healthcare (continued)

Pharmaceuticals (continued)
Par Pharmaceutical Cos., Inc. (1)(2)	11,920	$ 354,382

		793,952

Total Healthcare		1,998,993

Industrials — 15.6%

Aerospace & Defense — 2.5%
Alliant Techsystems, Inc. (1)	4,900	311,003
Moog, Inc., Class A (1)(2)	7,600	303,088

		614,091

Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc. (2)	4,600	225,768

Commercial Printing — 1.4%
Deluxe Corp. (1)	16,300	360,719

Construction & Engineering — 1.9%
EMCOR Group, Inc. (1)(2)	10,600	242,846
Insituform Technologies, Inc., Class A (1)(2)	14,000	231,420

		474,266

Electrical Components & Equipment — 0.7%
Thomas & Betts Corp. (2)	3,900	170,352

Industrial Conglomerates — 2.1%
Carlisle Companies, Inc.	8,000	313,680
Standex International Corp. (1)	7,600	221,160

		534,840

Industrial Machinery — 3.6%
Kaydon Corp. (1)	8,900	299,218
LB Foster Co., Class A	9,000	220,500
Mueller Industries, Inc. (1)	8,000	377,120

		896,838

Railroads — 1.1%
RailAmerica, Inc. (2)	20,200	275,730

Research & Consulting Services — 1.4%
FTI Consulting, Inc. (1)(2)	9,400	341,972

Total Industrials		3,894,576

Information Technology — 16.8%

Application Software — 1.2%
Quest Software, Inc. (2)	17,900	308,417

Communications Equipment — 3.7%
ARRIS Group, Inc. (1)(2)	35,600	388,752
InterDigital, Inc. (1)	7,500	528,000

		916,752

Consulting & Other Services — 1.2%
ManTech International Corp.	7,700	288,673

Data Processing & Outsourced Services — 2.8%
CSG Systems International, Inc. (1)(2)	20,600	275,216
NeuStar, Inc., Class A (2)	16,700	417,500

		692,716

Electronic Components — 1.4%
Power-One, Inc. (1)(2)	47,200	356,832

Internet Software & Services — 1.0%
EarthLink, Inc.	34,100	251,658

Semiconductor Equipment — 2.0%
Tessera Technologies, Inc. (2)	19,900	280,192

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Small-Cap Value Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Information Technology (continued)

Semiconductor Equipment (continued)
Veeco Instruments, Inc. (1)(2)	5,800	$ 210,888

		491,080

Semiconductors — 1.0%
Lattice Semiconductor Corp. (2)	46,100	259,543

Technology Distributors — 2.5%
Brightpoint, Inc. (2)	34,500	328,785
SYNNEX Corp. (1)(2)	11,690	307,914

		636,699

Total Information Technology		4,202,370

Materials — 5.6%

Commodity Chemicals — 1.0%
TPC Group, Inc. (2)	7,950	253,605

Paper Packaging — 1.2%
Graphic Packaging Corp. (2)	68,800	289,648

Paper Products — 1.2%
KapStone Paper and Packaging Corp. (2)	20,000	300,600

Specialty Chemicals — 2.2%
Chemtura Corp. (2)	15,700	207,868
W.R. Grace & Co. (2)	8,600	339,012

		546,880

Total Materials		1,390,733

Utilities — 1.5%

Electric Utilities — 1.5%
Portland General Electric Co. (1)	15,000	361,800

Total Common Stocks (identified cost $25,686,068)		23,712,402

Short-Term Investments — 47.3%

Collateral Pool Investment for Securities on Loan — 41.9%

(See Note 2 of the Financial Statements)		10,461,560

Repurchase Agreement — 5.4%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $1,345,019 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 6/22/2012, with a market value of $1,372,321 (at amortized cost)	$1,345,018	1,345,018

Total Short-Term Investments (identified cost $11,806,578)		11,806,578

Total Investments — 142.4% (identified cost $37,492,646)		35,518,980
Other Assets and Liabilities — (42.4)%		(10,573,333)

Total Net Assets — 100.0%		$24,945,647

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.2%

Consumer Discretionary — 9.4%

Apparel Retail — 0.9%
Ann, Inc. (1)(2)	208,800	$ 4,921,416

Apparel, Accessories & Luxury Goods — 1.6%
Perry Ellis International, Inc. (1)(2)	373,200	8,576,136

Auto Parts & Equipment — 1.2%
Dana Holding Corp. (1)(2)	479,050	6,107,888

Automotive Retail — 1.9%
Lithia Motors, Inc., Class A (1)	194,100	3,662,667
Sonic Automotive, Inc., Class A	436,600	6,060,008

		9,722,675

Casinos & Gaming — 0.7%
Pinnacle Entertainment, Inc. (1)(2)	267,900	3,675,588

Household Appliances — 0.7%
Helen of Troy, Ltd. (1)(2)	126,200	3,788,524

Housewares & Specialties — 1.2%
Jarden Corp. (1)	220,000	6,388,800

Restaurants — 1.2%
Biglari Holdings, Inc. (1)(2)	19,885	6,547,335

Total Consumer Discretionary		49,728,362

Consumer Staples — 1.6%

Soft Drinks — 1.6%
Heckmann Corp. (1)(2)	1,491,500	8,635,785

Energy — 14.3%

Oil & Gas-Exploration & Production — 14.3%
Energy XXI (Bermuda), Ltd. (1)(2)	842,105	22,576,835
Goodrich Petroleum Corp. (1)(2)	218,800	3,505,176
Gulfport Energy Corp. (1)(2)	860,934	24,880,993
Lone Pine Resources, Inc. (1)(2)	267,100	2,598,883
Magnum Hunter Resources Corp. (1)(2)	808,200	3,628,818
Rex Energy Corp. (1)(2)	1,497,500	18,404,275

Total Energy		75,594,980

Financials — 7.6%

Asset Management & Custody Banks — 5.2%
Internet Capital Group, Inc. (2)	764,100	7,828,204
Safeguard Scientifics, Inc. (1)(2)(11)	1,230,900	19,743,636

		27,571,840

Specialized REIT’s — 2.4%
LaSalle Hotel Properties (1)	262,200	4,929,360
Sabra Health Care REIT, Inc.	644,600	7,532,151

		12,461,511

Total Financials		40,033,351

Healthcare — 16.2%

Healthcare Equipment — 5.5%
Cardiovascular Systems, Inc. (1)(2)	109,900	1,412,215
DexCom, Inc. (1)(2)	378,400	4,552,152
Insulet Corp. (1)(2)	240,000	4,195,200
NxStage Medical, Inc. (1)(2)	313,280	5,761,219
Thoratec Corp. (1)(2)	119,900	4,107,774

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Healthcare (continued)

Healthcare Equipment (continued)
Volcano Corp. (1)(2)	202,300	$ 6,058,885
Zoll Medical Corp. (1)(2)	63,300	2,828,244

		28,915,689

Healthcare Facilities — 3.0%
Emeritus Corp. (1)(2)	216,100	3,779,589
Health Management Associates, Inc., Class A (2)	774,300	6,364,746
HEALTHSOUTH Corp. (1)(2)	257,800	5,514,342

		15,658,677

Healthcare Services — 2.2%
HMS Holdings Corp. (1)(2)	209,400	5,492,562
MEDNAX, Inc. (2)	97,000	6,335,070

		11,827,632

Healthcare Technology — 0.9%
Quality Systems, Inc.	53,600	4,932,272

Life Sciences Tools & Services — 1.7%
PAREXEL International Corp. (1)(2)	196,700	4,008,746
Pharmaceutical Product Development, Inc.	159,000	5,005,320

		9,014,066

Managed Healthcare — 1.8%
Centene Corp. (1)(2)	154,200	4,917,438
Molina Healthcare, Inc. (1)(2)	253,450	4,873,844

		9,791,282

Pharmaceuticals — 1.1%
Akorn, Inc. (1)(2)	301,000	2,420,040
Salix Pharmaceuticals, Ltd. (1)(2)	110,100	3,352,545

		5,772,585

Total Healthcare		85,912,203

Industrials — 19.0%

Aerospace & Defense — 3.8%
BE Aerospace, Inc. (1)(2)	190,200	6,624,666
Hexcel Corp. (1)(2)	239,400	5,499,018
Triumph Group, Inc.	152,000	7,961,760

		20,085,444

Air Freight & Logistics — 2.9%
Air Transport Services Group, Inc. (1)(2)	626,700	3,377,913
Atlas Air Worldwide Holdings, Inc. (1)(2)	149,700	7,347,276
Hub Group, Inc., Class A (1)(2)	147,700	4,651,073

		15,376,262

Construction & Engineering — 0.8%
Aecom Technology Corp. (1)(2)	188,900	4,291,808

Construction & Farm Machinery & Heavy Trucks — 0.7%
Greenbrier Cos., Inc. (1)(2)	210,500	3,658,490

Human Resource & Employment Services — 0.7%
Korn/Ferry International (1)(2)	233,100	3,790,206

Industrial Conglomerates — 0.8%
Standex International Corp.	143,500	4,175,850

Industrial Machinery — 4.2%
Actuant Corp., Class A (1)	271,600	5,453,728
Altra Holdings, Inc. (1)(2)	260,511	4,043,131

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Industrial Machinery (continued)
Gardner Denver, Inc. (1)	91,000	$ 7,169,890
Trimas Corp. (1)(2)	272,500	5,267,425

		21,934,174

Research & Consulting Services — 0.5%
Acacia Research Corp. (2)	65,000	2,840,500

Trading Companies & Distributors — 4.6%
GATX Corp.	189,400	6,867,644
MSC Industrial Direct Co., Inc., Class A (1)	62,300	3,842,041
Titan Machinery, Inc. (1)(2)	148,400	3,934,084
United Rentals, Inc. (1)(2)	266,700	4,448,556
Watsco, Inc. (1)	86,500	5,159,725

		24,252,050

Total Industrials		100,404,784

Information Technology — 23.6%

Application Software — 6.9%
Bottomline Technologies, Inc. (2)	81,300	1,867,461
Ebix, Inc. (2)	1,119,450	18,336,591
NICE Systems, Ltd., ADR (2)	206,900	6,457,349
SuccessFactors, Inc. (1)(2)	178,100	4,160,416
Taleo Corp., Class A (1)(2)	210,400	5,430,424

		36,252,241

Communications Equipment — 1.3%
Aruba Networks, Inc. (1)(2)	112,500	2,399,625
NETGEAR, Inc. (1)(2)	164,100	4,563,621

		6,963,246

Computer Storage & Peripherals — 0.8%
Electronics for Imaging, Inc. (2)	311,300	4,423,573

Data Processing & Outsourced Services — 3.8%
Cardtronics, Inc. (1)(2)	243,300	6,024,108
NeuStar, Inc., Class A (2)	296,400	7,410,000
VeriFone Systems, Inc. (1)(2)	193,600	6,818,592

		20,252,700

Internet Software & Services — 5.8%
Ancestry.com, Inc. (1)(2)	305,500	10,909,405
Quepasa Corp. (1)(2)	388,800	1,792,368
QuinStreet, Inc. (1)(2)	560,800	6,763,248
Rackspace Hosting, Inc. (1)(2)	103,000	3,765,680
Zix Corp. (1)(2)	2,103,700	7,152,580

		30,383,281

Semiconductor Equipment — 1.2%
GT Advanced Technologies, Inc. (1)(2)	511,000	6,239,310

Semiconductors — 2.6%
Cavium Networks, Inc. (1)(2)	117,300	3,775,887
Cypress Semiconductor Corp. (1)(2)	261,400	4,140,576
Microsemi Corp. (1)(2)	367,300	5,704,169

		13,620,632

Systems Software — 1.2%
Ariba, Inc. (1)(2)	242,000	6,565,460

Total Information Technology		124,700,443

Materials — 5.3%

Commodity Chemicals — 0.5%
Methanex Corp.	103,700	2,698,274

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Small-Cap Growth Fund (continued)

Description	Shares, Warrants or Principal Amount	Value
Common Stocks (continued)

Materials (continued)

Diversified Metals & Mining — 2.1%
Thompson Creek Metals Co., Inc. (1)(2)	1,364,400	$ 11,283,588

Gold — 2.7%
Northgate Minerals Corp. (1)(2)	3,447,500	14,169,225

Total Materials		28,151,087

Telecommunication Services — 1.2%

Wireless Telecommunication Services — 1.2%
SBA Communications Corp. (1)(2)	167,200	6,318,488

Total Common Stocks (identified cost $490,341,043)		519,479,483

Warrants — 0.0%
Magnum Hunter Resource Corp., Exercise Price: $10.50, 10/14/2013 (2)	80,820	—

Total Warrants (identified cost $0)		—

Short-Term Investments — 42.9%

Collateral Pool Investment for Securities on Loan — 41.1%

(See Note 2 of the Financial Statements)		216,907,862

Repurchase Agreement — 1.8%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $9,701,844 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 9/2/2011, with a market value of $9,896,386 (at amortized cost)	$9,701,830	9,701,830

Total Short-Term Investments (identified cost $226,609,692)		226,609,692

Total Investments — 141.1% (identified cost $716,950,735)		746,089,175
Other Assets and Liabilities — (41.1)%		(217,234,000)

Total Net Assets — 100.0%		$528,855,175

International Stock Fund

Description	Shares	Value
Common Stocks — 94.3%

Australia — 4.2%
BHP Billiton, Ltd.	10,834	$ 460,229
Credit Corp. Group, Ltd.	7,862	36,053
Data#3, Ltd.	2,219	31,690
McPherson’s, Ltd.	6,231	20,048
National Australia Bank, Ltd.	34,786	882,017
NIB Holdings, Ltd.	18,168	26,801
Patties Foods, Ltd.	5,197	8,944
Rio Tinto, Ltd.	9,938	770,397

Description	Shares	Value
Common Stocks (continued)

Australia (continued)
Ruralco Holdings, Ltd.	2,913	$ 9,404
Santos, Ltd.	42,151	529,424
Thorn Group, Ltd.	30,900	60,281

		2,835,288

Austria — 0.7%
OMV AG	12,909	509,954

Belgium — 0.9%
Anheuser-Busch InBev NV	9,741	538,029
KBC Groep NV	2,096	59,315
Recticel SA	1,940	15,272

		612,616

Bermuda — 1.4%
Alco Holdings, Ltd.	117,000	40,123
Allan International Holdings, Ltd.	48,000	14,858
Champion Technology Holdings, Ltd.	356,000	6,036
Dickson Concepts International, Ltd.	18,500	11,215
Emperor Entertainment Hotel, Ltd.	65,000	11,938
Emperor International Holdings, Ltd.	22,750	4,500
Esprit Holdings, Ltd.	71,957	201,938
Fairwood, Ltd.	94,000	138,359
First Pacific Co., Ltd.	62,000	59,246
Hongkong Land Holdings, Ltd.	8,000	46,400
Kingmaker Footwear Holdings, Ltd.	188,000	34,529
Lancashire Holdings, Ltd.	3,543	39,253
Li & Fung, Ltd.	168,836	304,023
Sing Tao News Corp., Ltd.	102,000	19,913
Tai Cheung Holdings, Ltd.	22,000	16,163
Victory City International Holdings, Ltd.	234,000	28,251
Wuling Motors Holdings, Ltd. (2)	110,000	12,292

		989,037

Brazil — 0.9%
Banco Santander Brasil SA, ADR	23,704	228,032
Petroleo Brasileiro SA, ADR	2,551	74,107
Vale SA, ADR	11,271	318,293

		620,432

British Virgin Islands — 0.0%
Nam Tai Electronics, Inc.	5,700	29,412

Canada — 1.6%
Canadian Natural Resources, Ltd.	6,136	231,831
Cogeco, Inc.	600	26,100
FirstService Corp. (2)	713	22,766
Sun Life Financial, Inc.	5,700	154,476
Telus Corp.	12,000	629,225

		1,064,398

Cayman Islands — 0.0%
China Sky Chemical Fibre Co., Ltd. (2)	95,000	8,756
Digitalhongkong.com (2)	675	87
Luen Thai Holdings, Ltd.	96,000	8,508
Vedan International (Holdings), Ltd.	184,000	11,816

		29,167

China — 0.9%
Dongfeng Motor Group Co., Ltd., Class H	117,654	187,682

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

China (continued)
Industrial & Commercial Bank of China, Ltd., Class H	369,799	$ 242,706
PetroChina Co., Ltd., Class H	155,369	199,553

		629,941

Cyprus — 0.2%
Bank of Cyprus Public Co., Ltd.	62,472	108,587

Denmark — 1.0%
A P Moller—Maersk A/S, Class B	57	398,758
Novo Nordisk A/S, Class B	2,630	280,699

		679,457

Finland — 0.4%
Digia PLC	6,702	28,497
Stora Enso OYJ, R Shares	33,143	242,335

		270,832

France — 6.0%
Alstom SA (1)	12,278	570,128
AXA SA	13,262	212,989
BNP Paribas SA	15,328	789,810
Bouygues SA	2,390	91,753
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	1,989	49,715
Cegid Group	627	14,420
CNP Assurances	6,358	112,431
Groupe Steria SCA	486	10,779
LDC SA	137	14,770
Les Nouveaux Constructeurs SA	3,111	25,562
Linedata Services	2,266	32,388
Parrot SA (2)	539	17,266
Peugeot SA (1)	10,370	317,743
Sanofi	8,276	602,271
Tessi SA	468	42,018
Total SA	5,324	259,991
Vallourec SA	2,799	251,901
Vivendi SA	28,135	685,657

		4,101,592

Germany — 8.8%
Aixtron SE (1)	20,492	459,361
Aleo Solar AG (2)	239	8,930
Allianz SE	9,915	1,021,644
Amadeus Fire AG	3,068	110,179
BASF SE	8,056	574,804
Bavaria Industriekapital AG	668	12,906
Bayer AG	6,984	450,360
Centrosolar Group AG (2)	1,306	5,028
Cewe Color Holding AG	400	17,123
Daimler AG	2,926	158,334
Deutsche Bank AG	15,159	615,061
Deutsche Lufthansa AG	510	8,641
Deutsche Telekom AG	4,677	59,163
Elmos Semiconductor AG	1,614	17,621
Fresenius SE & Co. KGaA	5,550	574,504
Gesco AG	322	30,700
Hannover Rueckversicherung AG	7,695	363,009
Muenchener Rueckversicherungs—Gesellschaft AG	7,999	1,044,148
Nemetschek AG	10	387
QSC AG (2)	7,427	24,176
SAP AG	5,051	275,719
Software AG	4,578	201,498

		6,033,296

Description	Shares	Value
Common Stocks (continued)

Greece — 0.0%
Public Power Corp. SA	2,438	$ 21,013

Hong Kong — 1.4%
CLP Holdings, Ltd.	4,500	41,614
CNOOC, Ltd.	160,543	328,680
Hong Kong Ferry (Holdings) Co., Ltd.	19,000	15,935
Hutchison Whampoa, Ltd.	54,587	523,025
Lippo, Ltd.	53,255	19,015

		928,269

India — 1.0%
Bharti Airtel, Ltd.	26,062	228,446
Canara Bank	630	5,814
Gujarat Narmada Valley Fertilizers Co., Ltd.	24,554	50,014
Housing Development Finance Corp., Ltd.	19,454	280,045
Sterlite Industries India, Ltd.	44,537	125,439
Vijaya Bank	5,359	6,645

		696,403

Indonesia — 0.3%
Gajah Tunggal Tbk PT	644,000	218,868

Ireland — 0.3%
Ryanair Holdings PLC, ADR	7,916	209,141

Italy — 2.8%
Enel SpA	135,469	661,644
Exor SpA	6,198	148,242
Fiat Industrial SpA (2)	45,263	440,188
Intesa Sanpaolo SpA	208,159	339,089
Servizi Italia SpA	1,699	12,545
Telecom Italia SpA	231,328	280,630

		1,882,338

Japan — 18.4%
Aeon Fantasy Co., Ltd.	1,600	24,950
Aeon Hokkaido Corp. (2)	1,500	6,719
Ahresty Corp.	2,500	19,329
Alpen Co., Ltd.	1,600	28,356
Alps Logistics Co., Ltd.	700	6,975
Amuse, Inc.	700	9,069
Arc Land Sakamoto Co., Ltd.	3,400	57,725
Artnature, Inc.	6,200	67,773
Asahi Kogyosha Co., Ltd.	2,000	9,612
Asunaro Aoki Construction Co., Ltd.	1,500	7,934
AT-Group Co., Ltd.	1,000	13,582
Bando Chemical Industries, Ltd.	9,000	34,792
Best Bridal, Inc.	45	43,490
Best Denki Co., Ltd. (2)	9,500	27,668
BML, Inc.	400	10,359
Canon, Inc.	5,651	265,317
Central Automotive Products, Ltd.	3,000	15,633
Century Tokyo Leasing Corp.	6,200	121,053
Chuo Spring Co., Ltd.	2,000	7,731
Daihatsu Diesel Manufacturing Co., Ltd.	17,000	89,252
Dainichi Co., Ltd.	4,100	44,818
Dainippon Screen Manufacturing Co., Ltd.	7,000	45,801
Daito Trust Construction Co., Ltd.	3,200	294,632
Daiwa House Industry Co., Ltd.	6,000	73,972
East Japan Railway Co.	6,624	395,779
EDION Corp.	8,300	71,976
F-Tech, Inc.	1,200	16,126
Faith, Inc.	774	92,088

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Fanuc Corp.	1,461	$ 240,797
First Juken Co., Ltd.	2,900	22,876
Fuji Kiko Co., Ltd. (2)	8,000	27,478
FUJI SOFT, Inc.	1,300	20,000
Fujitsu Broad Solution & Consulting, Inc.	700	6,674
Fujitsu Frontech, Ltd.	1,900	13,275
FuKoKu Co., Ltd.	3,400	31,926
Fukuda Denshi Co., Ltd.	1,400	42,016
Fukushima Industries Corp.	700	8,593
Fuso Chemical Co., Ltd.	500	15,339
Future Architect, Inc.	104	46,859
Gamecard-Joyco Holdings, Inc. (2)	2,600	34,431
H-One Co., Ltd.	2,000	14,314
Happinet Corp.	2,100	34,200
Hitachi, Ltd.	87,000	469,257
Hokkaido Coca-Cola Bottling Co., Ltd.	4,000	19,851
Hokkan Holdings, Ltd.	10,000	34,217
Honda Motor Co., Ltd.	6,728	217,384
Horipro, Inc.	900	8,075
Iida Home Max	3,700	32,231
Inabata & Co., Ltd.	4,100	23,828
Information Services International-Dentsu, Ltd.	4,400	31,260
Itochu-Shokuhin Co., Ltd.	200	7,562
J Trust Co., Ltd.	6,900	30,008
Japan Tobacco, Inc.	107	459,051
K’s Holdings Corp.	5,300	232,225
Kamei Corp.	9,000	60,533
KAWADA TECHNOLOGIES, Inc.	1,300	21,358
Kawasaki Kinkai Kisen Kaisha, Ltd.	6,000	16,769
Kawasumi Laboratories, Inc.	7,000	45,436
Konishi Co., Ltd.	1,600	22,714
KRS Corp.	3,500	39,585
Kyodo Printing Co., Ltd.	10,000	25,598
LAC Holdings, Inc.	1,300	6,129
Maezawa Kasei Industries Co., Ltd.	3,600	36,437
Mimasu Semiconductor Industry Co., Ltd.	2,900	29,655
Mitani Corp.	800	10,176
Mitsubishi Corp.	13,372	319,063
Mitsubishi Electric Corp.	29,416	291,970
Mitsubishi UFJ Financial Group, Inc.	163,400	734,094
Mitsui & Co., Ltd.	15,940	271,045
NIC Corp.	2,900	12,082
Nichireki Co., Ltd.	8,000	39,598
NIFTY Corp.	36	45,605
Nihon Plast Co., Ltd.	1,100	9,051
Nippo Corp.	15,000	130,861
Nippon Antenna Co., Ltd.	1,200	8,964
Nippon Telegraph & Telephone Corp.	15,200	705,707
NIS Group Co., Ltd. (2)	45,200	3,542
Nishikawa Rubber Co., Ltd.	1,000	9,926
Nishimatsu Construction Co., Ltd.	39,000	59,083
Nisshin Fudosan Co.	1,500	8,326
Nissin Sugar Manufacturing Co., Ltd.	17,000	39,519
Nitori Holdings Co., Ltd.	4,367	447,137
Nittan Valve Co., Ltd.	5,100	18,317
Nojima Corp.	4,043	40,076
Nomura Holdings, Inc.	70,693	296,362

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Obayashi Road Corp.	28,000	$ 72,404
Oita Bank, Ltd.	16,000	50,359
Pacific Industrial Co., Ltd.	4,000	21,366
Piolax, Inc.	5,200	118,642
Ricoh Leasing Co., Ltd.	1,100	24,839
Rokko Butter Co., Ltd.	3,000	17,004
Saison Information Systems Co., Ltd.	2,700	32,265
Sanoyas Hishino Meisho Corp.	2,400	9,215
Seiko PMC Corp.	600	2,100
Seino Holdings Corp.	1,000	7,235
Sekisui Jushi Corp.	3,000	30,168
Seria Co., Ltd.	5	31,377
Shidax Corp.	10,700	43,320
Shindengen Electric Manufacturing Co., Ltd.	4,000	16,769
Shinsei Bank, Ltd.	7,000	8,319
Shobunsha Publications, Inc.	1,100	8,433
Sojitz Corp.	20,900	39,032
Sony Financial Holdings, Inc.	19,642	308,598
SRA Holdings	1,500	15,437
Stanley Electric Co., Ltd.	20,235	289,109
Sumitomo Mitsui Financial Group, Inc.	44,243	1,302,964
Suncall Corp.	11,000	49,275
T&K Toka Co., Ltd.	1,700	20,825
Tachibana Eletech Co., Ltd.	2,300	21,087
Takagi Securities Co., Ltd. (2)	7,000	6,948
Takeda Pharmaceutical Co., Ltd.	17,600	849,314
Teraoka Seisakusho Co., Ltd.	2,200	10,027
Toa Road Corp.	29,000	62,871
Tokai Corp. (Gifu)	1,500	31,030
Tokyu Construction Co., Ltd.	24,980	76,013
Toshiba TEC Corp.	30,000	123,808
Totetsu Kogyo Co., Ltd.	1,000	9,181
Toyota Motor Corp.	11,763	420,008
Wakita & Co., Ltd.	4,000	23,665
Watabe Wedding Corp.	2,253	19,714
Yahoo Japan Corp.	1,020	328,633
Yamada Denki Co., Ltd.	2,580	188,353
Yondenko Corp.	10,000	43,881
Yonekyu Corp.	3,000	22,842
Yurtec Corp.	2,000	9,899

		12,597,285

Jersey — 1.2%
Cape PLC	39,681	309,188
Experian PLC	4,578	52,280
Wolseley PLC	18,525	481,748

		843,216

Malaysia — 0.1%
Affin Holdings Berhard	44,800	44,004

Mexico — 0.7%
America Movil SAB de C.V., ADR	7,911	202,205
Gruma SAB de C.V., Class B (2)	128,200	254,563

		456,768

Netherlands — 1.3%
European Aeronautic Defence and Space Co. NV	14,824	470,293
Koninklijke KPN NV	31,349	444,024

		914,317

New Zealand — 0.7%
Telecom Corp. of New Zealand, Ltd.	221,863	480,101

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Norway — 4.2%
Norske Skogindustrier ASA (2)	18,108	$ 19,748
Petroleum Geo-Services ASA (2)	42,562	536,364
Statoil ASA (1)	54,506	1,310,765
Yara International ASA (1)	17,787	980,826

		2,847,703

Poland — 1.0%
KGHM Polska Miedz SA	6,755	410,226
Polski Koncern Naftowy Orlen SA (2)	22,305	306,792

		717,018

Portugal — 0.2%
Jeronimo Martins, SGPS, SA	7,912	147,753
Novabase SGPS SA	2,800	10,216

		157,969

Russia — 0.3%
Gazprom OAO, ADR	15,291	190,373

Singapore — 4.1%
Cerebos Pacific, Ltd.	4,000	16,242
DBS Group Holdings, Ltd.	108,182	1,190,244
GP Batteries International, Ltd.	16,000	13,286
Ho Bee Investment, Ltd.	11,000	12,422
Hock Lian Seng Holdings, Ltd.	204,000	46,583
Hong Leong Finance, Ltd.	12,000	24,114
Jardine Cycle & Carriage, Ltd.	15,000	558,250
Keppel Corp., Ltd.	26,869	207,491
Lian Beng Group, Ltd.	67,000	19,472
Oversea-Chinese Banking Corp., Ltd.	76,000	552,188
QAF, Ltd.	24,000	12,455
Technics Oil & Gas, Ltd.	34,000	24,844
United Overseas Bank, Ltd.	8,000	123,225

		2,800,816

South Africa — 0.5%
Naspers, Ltd., N Shares	6,813	356,563

South Korea — 2.8%
Asia Cement Co., Ltd.	600	21,793
E-Mart Co., Ltd. (2)	670	198,453
Hyundai Motor Co.	2,173	413,478
Kia Motors Corp.	5,665	374,888
Nexen Corp.	811	53,973
NHN Corp. (2)	1,217	237,274
Nong Shim Holdings Co., Ltd.	1,770	91,084
Samsung Electronics Co., Ltd.	564	393,322
Shinsegae Co., Ltd.	237	70,977
Taekwang Industrial Co., Ltd.	41	53,765
YESCO Co., Ltd.	980	23,700

		1,932,707

Spain — 2.1%
CaixaBank	28,974	148,088
Endesa SA	18,905	487,876
Gas Natural SDG SA	3,892	71,228
Industria de Diseno Textil SA (Inditex)	4,650	396,108
Red Electrica Corp. SA	6,147	302,610

		1,405,910

Sweden — 2.7%
Bilia AB, A Shares	11,379	187,960
Hennes & Mauritz AB, B Shares	16,595	517,097

Description	Shares	Value
Common Stocks (continued)

Sweden (continued)
Saab AB, Class B	2,839	$ 58,960
Swedbank AB, A Shares	37,017	509,301
Volvo AB, B Shares	44,419	552,305

		1,825,623

Switzerland — 4.1%
ABB, Ltd. (2)	19,642	421,187
Bossard Holding AG	362	55,253
Coltene Holding AG (2)	62	2,647
Credit Suisse Group AG (2)	17,135	490,331
Emmi AG	502	129,572
Intershop Holding AG	35	14,116
Nestle SA	4,392	272,017
Roche Holding AG	2,449	428,807
Sonova Holding AG (2)	5,463	466,407
Swiss Life Holding AG (2)	932	128,261
Syngenta AG (2)	1,124	357,766
Uster Technologies AG (2)	231	8,858

		2,775,222

Taiwan — 1.3%
Asustek Computer, Inc.	183	1,546
Fubon Financial Holding Co., Ltd.	54,649	77,802
Gigabyte Technology Co., Ltd.	249,000	244,627
HON HAI Precision Industry Co., Ltd.	55,785	140,955
Pegatron Corp. (2)	403	390
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	33,483	400,792

		866,112

Thailand — 0.0%
Total Access Communication PCL	6,100	14,197

Turkey — 0.3%
Turkiye Garanti Bankasi AS	52,315	190,985

United Kingdom — 15.5%
Antofagasta PLC	22,014	482,070
AstraZeneca PLC	23,063	1,093,195
Barclays PLC	54,399	150,782
Berendsen PLC	1,266	10,179
BG Group PLC	12,516	270,625
BHP Billiton PLC	10,839	370,550
BP PLC	127,606	833,646
British American Tobacco PLC	4,781	212,923
Carnival PLC	11,135	363,136
Centrica PLC	48,852	237,270
Computacenter PLC	23,676	150,274
Dart Group PLC	19,644	25,351
Ensco PLC, ADR	7,434	358,765
G4S PLC	25,780	109,225
H&T Group PLC	504	3,125
HSBC Holdings PLC	69,785	607,871
Imperial Tobacco Group PLC	495	16,408
Photo-Me International PLC	55,874	54,193
Prudential PLC	14,526	146,314
Rio Tinto PLC	567	34,994
Royal Bank of Scotland Group PLC (2)	398,293	156,917
Royal Dutch Shell PLC, Class A	62,325	2,084,257
RPC Group PLC	13,365	69,621
Standard Chartered PLC	34,458	783,100
Tesco PLC	86,593	532,185
Tullow Oil PLC	23,183	404,554
Vodafone Group PLC	222,191	580,699
WH Smith PLC	3,672	29,750

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

International Stock Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

United Kingdom (continued)
Xstrata PLC	22,333	$ 391,172

		10,563,151

Total Common Stocks (identified cost $61,193,445)		64,450,081

Preferred Stocks — 0.0%

Germany — 0.0%
Jungheinrich AG	965	30,670

Total Preferred Stocks (identified cost $12,326)		30,670

Short-Term Investments — 7.3%

Collateral Pool Investment for Securities on Loan — 3.7%

(See Note 2 of the Financial Statements)		2,479,837

Repurchase Agreements — 3.6%
Agreement with Fixed Income Clearing Corp., 0.010%, dated 8/31/2011, to be repurchased at $1,162,946 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 10/13/2020, with a market value of $1,191,156 (at amortized cost)	$1,162,945	1,162,945
Agreement with State Street Bank & Trust Co., 0.010%, dated 8/31/2011, to be repurchased at $1,319,033 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 9/15/2020, with a market value of $1,346,531 (at amortized cost)	1,319,033	1,319,033

		2,481,978

Total Short-Term Investments (identified cost $4,961,815)		4,961,815

Total Investments — 101.6% (identified cost $66,167,586)		69,442,566
Other Assets and Liabilities — (1.6)%		(1,119,108)

Total Net Assets — 100.0%		$68,323,458

Industry Division

Industry	Value	% of Total Net Assets
Aerospace/Defense	$529,253	0.8%
Agriculture	697,786	1.0
Airlines	217,782	0.3
Apparel	43,037	0.1
Auto Manufacturers	3,094,301	4.5
Auto Parts & Equipment	794,975	1.2
Banks	10,369,566	15.2
Beverages	557,880	0.8
Building Materials	71,567	0.1
Chemicals	2,582,710	3.8
Commercial Services	868,674	1.3
Computers	553,403	0.8

Industry (continued)	Value	% of Total Net Assets
Cosmetics/Personal Care	$67,773	0.1%
Distribution/Wholesale	2,159,667	3.2
Diversified Financial Services	864,712	1.3
Electric	1,514,758	2.2
Electrical Components & Equipment	952,624	1.4
Electronics	216,559	0.3
Engineering & Construction	1,106,938	1.6
Entertainment	33,025	0.0
Food	1,479,682	2.2
Food Service	43,320	0.1
Forest Products & Paper	262,082	0.4
Gas	332,197	0.5
Healthcare-Products	1,143,555	1.7
Healthcare-Services	10,359	0.0
Holding Companies-Diversified	1,052,603	1.5
Home Builders	73,972	0.1
Home Furnishings	99,798	0.1
Household Products/Wares	10,027	0.0
Insurance	3,557,922	5.2
Internet	709,815	1.0
Leisure Time	397,567	0.6
Machinery-Diversified	909,034	1.3
Media	420,078	0.6
Metal Fabricate/Hardware	362,920	0.5
Mining	3,363,369	4.9
Miscellaneous Manufacturing	190,179	0.3
Office/Business Equipment	265,317	0.4
Oil & Gas	7,893,318	11.6
Oil & Gas Services	536,364	0.8
Packaging & Containers	103,838	0.1
Pharmaceuticals	3,254,285	4.8
Real Estate	500,601	0.7
Retail	2,917,300	4.3
Semiconductors	1,326,450	1.9
Shipbuilding	9,215	0.0
Software	598,787	0.9
Telecommunications	4,366,496	6.4
Textiles	59,282	0.1
Transportation	890,453	1.3
Venture Capital	12,906	0.0

Total Common Stocks	64,450,081	94.3
Preferred Stocks	30,670	0.0
Collateral Pool Investment for Securities on Loan	2,479,837	3.7
Repurchase Agreements	2,481,978	3.6

Total Investments	69,442,566	101.6
Other Assets and Liabilities	(1,119,108)	(1.6)

Total Net Assets	$68,323,458	100.0%

Emerging Markets Equity Fund

Description	Shares	Value
Common Stocks — 96.5%

Bermuda — 0.6%
Huabao International Holdings, Ltd.	389,364	$ 300,555

Brazil — 14.8%
Banco Bradesco SA, ADR	64,616	1,153,395
Banco Santander Brasil SA, ADR	58,545	563,203
BR Malls Participacoes SA	58,801	655,643
CCR SA	20,248	610,404
Gafisa SA, ADR	34,531	325,282
Itau Unibanco Holding SA, ADR	21,618	392,583

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Emerging Markets Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Brazil (continued)
Localiza Rent a Car SA	36,351	$ 632,072
MRV Engenharia e Participacoes SA	74,765	629,343
Petroleo Brasileiro SA, ADR	30,736	892,881
Tractebel Energia SA	18,656	296,499
Vale SA, ADR	38,042	1,074,306

		7,225,611

Canada — 0.8%
Pacific Rubiales Energy Corp.	15,866	390,291

Cayman Islands — 2.3%
Anta Sports Products, Ltd.	267,519	364,899
Mindray Medical International, Ltd., ADR	9,320	242,786
Parkson Retail Group, Ltd.	382,552	513,945

		1,121,630

Chile — 0.5%
Banco Santander—Chile, ADR	2,696	243,610

China — 10.4%
Anhui Conch Cement Co., Ltd., Class H	133,239	556,171
China Communications Construction Co., Ltd., Class H	293,178	212,376
China Construction Bank Corp., Class H	730,757	542,494
China Life Insurance Co., Ltd., Class H	117,533	295,272
China Shenhua Energy Co., Ltd., Class H	198,802	924,322
Dongfeng Motor Group Co., Ltd., Class H	521,408	831,751
Industrial & Commercial Bank of China, Ltd., Class H	1,265,388	830,498
PetroChina Co., Ltd., ADR	4,538	583,133
Yanzhou Coal Mining Co., Ltd., Class H	108,994	317,077

		5,093,094

Colombia — 1.3%
BanColombia SA, ADR	4,110	270,356
Ecopetrol SA, ADR	9,039	395,185

		665,541

Czech Republic — 1.3%
Komercni Banka AS	3,024	635,682

Hong Kong — 3.2%
CNOOC, Ltd., ADR	4,693	953,571
Lenovo Group, Ltd.	435,427	291,931
Shougang Fushan Resources Group, Ltd.	695,136	328,557

		1,574,059

India — 7.6%
Gail India, Ltd.	67,077	602,309
Housing Development Finance Corp., Ltd.	36,497	525,383
Infosys, Ltd., ADR	9,424	486,467
IRB Infrastructure Developers, Ltd.	45,724	145,761
Power Finance Corp., Ltd.	52,175	165,419
State Bank of India, GDR	6,281	596,695
Sterlite Industries India, Ltd.	184,378	519,301
Tata Consultancy Services, Ltd.	21,128	479,452

Description	Shares	Value
Common Stocks (continued)

India (continued)
Tata Motors, Ltd., ADR	12,789	$ 212,681

		3,733,468

Indonesia — 1.9%
Adaro Energy Tbk PT	1,456,856	345,732
Bank Mandiri Tbk PT	344,912	276,884
Tambang Batubara Bukit Asam Tbk PT	137,454	306,867

		929,483

Israel — 1.1%
Israel Chemicals, Ltd.	39,055	563,628

Mexico — 4.8%
America Movil SAB de C.V., ADR	16,287	416,296
Corp. GEO SAB de C.V. (2)	196,881	379,771
Desarrolladora Homex SAB de C.V., ADR (2)	16,407	340,609
Grupo Financiero Banorte SAB de C.V., Class O	101,916	412,590
Grupo Mexico SAB de C.V.	235,333	800,885

		2,350,151

Poland — 1.1%
Bank Pekao SA	10,409	534,852

Portugal — 0.5%
Jeronimo Martins, SGPS, SA	12,618	235,635

Russia — 7.9%
Federal Grid Co. Unified Energy System JSC	20,468,846	207,759
Gazprom OAO, ADR	96,507	1,201,512
Magnitogorsk Iron & Steel Works, GDR	20,539	163,696
Mobile Telesystems OJSC, ADR	26,709	452,184
OJSC Novolipetsk Steel (NLMK), GDR	20,092	614,614
OJSC Oil Co. Rosneft, GDR	26,936	212,929
Sberbank of Russia	286,648	802,041
TMK OAO, GDR	17,968	227,295

		3,882,030

South Africa — 8.3%
ABSA Group, Ltd.	28,902	576,469
African Bank Investments, Ltd.	61,423	312,319
Aspen Pharmacare Holdings, Ltd. (2)	65,177	787,511
Bidvest Group, Ltd.	20,835	467,436
MTN Group, Ltd.	28,662	591,150
Naspers, Ltd., N Shares	25,351	1,326,763

		4,061,648

South Korea — 13.7%
Daum Communications Corp.	2,171	258,440
E-Mart Co., Ltd. (2)	2,953	874,676
Hyundai Motor Co.	4,808	914,865
KB Financial Group, Inc., ADR	7,319	302,128
LG Chem, Ltd.	1,116	395,938
NHN Corp. (2)	5,492	1,070,756
Samsung Electronics Co., Ltd., GDR	4,424	1,552,824
Shinhan Financial Group Co., Ltd., ADR	3,921	328,854
Shinsegae Co., Ltd.	1,041	311,759
Woongjin Coway Co., Ltd.	17,966	673,609

		6,683,849

Taiwan — 5.7%
Delta Electronics, Inc.	66,086	193,637

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Emerging Markets Equity Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Taiwan (continued)
HON HAI Precision Industry Co., Ltd.	174,577	$ 441,114
Synnex Technology International Corp.	254,386	644,525
Taiwan Semiconductor Manufacturing Co., Ltd.	111,350	266,385
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	44,397	531,432
Unimicron Technology Corp.	357,659	517,203
Wistron Corp.	145,998	181,683

		2,775,979

Thailand — 3.7%
Bangkok Bank PCL	119,751	653,296
Banpu PCL	22,005	466,973
Kasikornbank PCL	145,240	615,465
Kasikornbank PCL, NVDR	13,427	57,122

		1,792,856

Turkey — 2.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS	17,214	191,238
Haci Omer Sabanci Holding AS	105,496	374,058
Turkiye Garanti Bankasi AS	138,191	504,491

		1,069,787

United Kingdom — 2.8%
BHP Billiton PLC	17,872	613,886
SABMiller PLC	20,588	746,273

		1,360,159

Total Common Stocks (identified cost $34,667,361)		47,223,598

Total Investments — 96.5% (identified cost $34,667,361)		47,223,598
Other Assets and Liabilities — 3.5%		1,693,523

Total Net Assets — 100.0%		$48,917,121

Industry Division

Industry	Value	% of Total Net Assets
Auto Manufacturers	$1,959,297	4.0%
Banks	9,661,727	19.8
Beverages	937,511	1.9
Building Materials	1,276,552	2.6
Chemicals	1,260,121	2.6
Coal	2,689,529	5.5
Commercial Services	1,242,476	2.5
Computers	1,439,532	2.9
Diversified Financial Services	1,634,103	3.3
Electric	504,258	1.0
Electrical Components & Equipment	193,637	0.4
Electronics	1,602,843	3.3
Engineering & Construction	358,136	0.7
Environmental Control	673,609	1.4
Food	235,635	0.5
Gas	602,309	1.2
Healthcare-Products	1,030,297	2.1
Holding Companies-Diversified	841,494	1.7
Home Builders	629,343	1.3
Insurance	295,272	0.6

Industry (continued)	Value	% of Total Net Assets
Internet	$1,329,196	2.7%
Iron/Steel	778,310	1.6
Media	1,326,763	2.7
Metal Fabricate/Hardware	227,295	0.5
Mining	3,008,378	6.2
Oil & Gas	4,629,502	9.5
Real Estate	980,925	2.0
Retail	2,065,278	4.2
Semiconductors	2,350,641	4.8
Telecommunications	1,459,629	3.0

Total Common Stocks	47,223,598	96.5

Total Investments	47,223,598	96.5
Other Assets and Liabilities	1,693,523	3.5

Total Net Assets	$48,917,121	100.0%

Ultra Short Tax-Free Fund

Description	Principal Amount	Value
Municipals — 89.4%

Alabama — 2.0%
Alabama Board of Education, AMBAC, 5.375%, 10/1/2014, Call 10/3/2011	$ 50,000	$ 50,166
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, 5.000%, 11/15/2012	1,500,000	1,545,495
Birmingham-Baptist Medical Centers Special Care Facilities Financing Authority, 5.000%, 11/15/2013	1,045,000	1,090,322
Chatom Industrial Development Board, 0.700%, 8/15/2014, Call 9/7/2011 (3)	1,300,000	1,300,000
County of Jefferson, 5.400%, 9/1/2012, Call 10/3/2011	20,000	20,004
County of Pike, 2.000%, 10/1/2011	100,000	100,041
County of Pike, 2.000%, 10/1/2012	470,000	471,236
Health Care Authority for Baptist Health, ACG, 0.650%, 11/15/2037, Call 9/2/2011 (3)	3,450,000	3,450,000
Lake Martin Area Industrial Development Authority, 5.000%, 11/1/2011	450,000	451,404

		8,478,668

Alaska — 0.1%
Alaska Industrial Development & Export Authority, 3.500%, 4/1/2012	270,000	273,389
State of Alaska, AMBAC, 4.550%, 7/15/2012	100,000	102,642
State of Alaska, AMBAC, 4.600%, 7/15/2013, Call 7/15/2012	160,000	163,782

		539,813

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Arizona — 2.0%
Arizona Health Facilities Authority, 1.210%, 2/2/2015, Call 2/1/2013 (3)	$ 45,000	$ 41,642
Arizona Health Facilities Authority, 5.000%, 1/1/2012	100,000	101,512
Arizona School Facilities Board, 4.000%, 9/1/2014	100,000	106,128
Arizona School Facilities Board, AMBAC, 4.000%, 7/1/2015	50,000	51,809
Arizona School Facilities Board, AMBAC, 4.250%, 7/1/2015	25,000	26,128
Arizona School Facilities Board, AMBAC, 5.250%, 7/1/2013	500,000	521,745
Arizona School Facilities Board, NATL-RE FGIC, 5.000%, 9/1/2014	505,000	550,546
Arizona School Facilities Board, NATL-RE FGIC, 5.250%, 9/1/2014, Call 9/1/2013	175,000	186,443
Arizona Water Infrastructure Finance Authority, 4.000%, 10/1/2011	25,000	25,065
County of Mohave, AGC, 3.250%, 4/1/2012	65,000	65,993
County of Pima, AMBAC, 5.000%, 1/1/2012	25,000	25,365
Glendale Industrial Development Authority, 3.875%, 12/1/2012	40,000	40,304
Maricopa County Elementary School District No. 2 Riverside, 3.000%, 7/1/2012	425,000	429,156
Maricopa County School District No. 17 Tolleson Elementary, 3.000%, 7/1/2012	300,000	303,843
Maricopa County Stadium District, AMBAC, 5.250%, 6/1/2012	250,000	247,780
Maricopa County Unified School District No. 95 Queen Creek, NATL-RE FGIC, 3.500%, 7/1/2012	225,000	227,596
Pima County Industrial Development Authority, 6.250%, 7/1/2013, Call 7/1/2012	240,000	241,495
Pima County Unified School District No. 30 Sahuarita, 0.000%, 1/1/2012	93,000	92,277
Pima County Unified School District No. 30 Sahuarita, 0.000%, 7/1/2012	221,000	216,633
Pima County Unified School District No. 30 Sahuarita, 3.000%, 7/1/2012	900,000	911,610
Pima County Unified School District No. 6 Marana, NATL-RE, 4.500%, 7/1/2013	50,000	52,635
Scottsdale Industrial Development Authority, FSA, 0.700%, 9/1/2045, Call 9/6/2011 (3)	2,800,000	2,800,000
Municipals (continued)

Arizona (continued)
Surprise Municipal Property Corp., AMBAC, 5.000%, 7/1/2015, Call 7/1/2014	$ 100,000	$ 109,712
Town of Gilbert, Transportation, 5.000%, 7/1/2012	50,000	51,817
University Medical Center Corp., 4.000%, 7/1/2013	500,000	517,860
University Medical Center Corp., 5.000%, 7/1/2013	540,000	568,890

		8,513,984

Arkansas — 0.1%
Conway Health Facilities Board, 2.750%, 8/1/2012	270,000	272,600
Siloam Springs Public Education Facilities Board, 2.000%, 12/1/2011	100,000	100,241
Siloam Springs Public Education Facilities Board, 2.000%, 12/1/2012	100,000	100,990

		473,831

California — 7.2%
Anaheim Public Financing Authority, AMBAC, 4.000%, 10/1/2012	25,000	25,497
Antioch Area Public Facilities Financing Agency, NATL-RE, 4.250%, 8/1/2012	100,000	102,775
Bay Area Governments Association, XLCA, 4.000%, 3/1/2012	225,000	227,198
California Community College Financing Authority, 3.000%, 6/1/2013	200,000	205,780
California Educational Facilities Authority, AMBAC, 0.000%, 9/1/2011	150,000	150,000
California Health Facilities Financing Authority, 5.000%, 11/15/2011	170,000	171,406
California Housing Finance Agency, 2.375%, 8/1/2014, Call 2/1/2013	650,000	654,303
California Infrastructure & Economic Development Bank, NATL-RE FGIC, 4.250%, 5/1/2013	950,000	983,145
California Statewide Communities Development Authority, AGM, 0.500%, 7/1/2040, Call 9/2/2011 (3)	2,000,000	2,000,000
Carlsbad Unified School District, 0.000%, 8/1/2012	45,000	44,749
Chino Redevelopment Agency, AMBAC, 4.000%, 9/1/2012	300,000	302,397
City of Lodi, NATL-RE, 4.500%, 10/1/2016, Call 10/1/2014	175,000	190,250
City of Lodi, NATL-RE, 5.500%, 10/1/2017, Call 10/1/2014	175,000	193,585
City of Santa Ana, AMBAC, 5.000%, 6/1/2012	225,000	227,979

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
City of Turlock, 5.000%, 10/15/2012	$ 895,000	$ 921,277
City of Vernon, 3.750%, 8/1/2013	300,000	310,206
Contra Costa Water District, AGM, 5.500%, 10/1/2013, Call 10/1/2011	100,000	100,371
County of San Bernardino, NATL-RE, 4.000%, 7/1/2012	240,000	243,444
Delhi Unified School District, AMBAC, 0.000%, 8/1/2012	405,000	394,681
El Centro Financing Authority, 2.000%, 10/1/2011	270,000	270,256
Fairfield-Suisun Unified School District, AMBAC, 5.000%, 8/15/2013	1,980,000	2,097,612
Folsom Public Financing Authority, 2.000%, 9/1/2011	600,000	600,000
Fresno Joint Powers Financing Authority, XLCA, 4.000%, 10/1/2014, Call 10/3/2011	90,000	90,142
Gilroy Unified School District, 0.000%, 4/1/2013	500,000	485,530
Golden State Tobacco Securitization Corp., 5.000%, 6/1/2012	250,000	253,638
Hueneme Elementary School District, NATL-RE FGIC, 0.000%, 8/1/2014	100,000	92,962
Long Beach Bond Finance Authority, AMBAC, 4.500%, 11/1/2011	150,000	150,365
Long Beach Bond Finance Authority, AMBAC, 5.000%, 8/1/2012	100,000	101,336
Long Beach Bond Finance Authority, AMBAC, 5.500%, 11/1/2014, Call 11/1/2011	100,000	100,466
Midpeninsula Regional Open Space District, AMBAC, 3.250%, 9/1/2012	100,000	101,627
Montclair Redevelopment Agency, AMBAC, 4.250%, 9/1/2011	100,000	100,000
Moreno Valley Unified School District, 2.500%, 10/3/2011	1,250,000	1,250,987
Pittsburg Infrastructure Financing Authority, AGM, 2.000%, 9/2/2012	175,000	175,907
Pittsburg Infrastructure Financing Authority, AGM, 2.000%, 9/2/2013	200,000	200,078
Pittsburg Infrastructure Financing Authority, AGM, 3.000%, 9/2/2014	390,000	398,408
Plumas Unified School District, 3.900%, 8/1/2012	25,000	25,241
Poway Unified School District, 0.000%, 12/1/2011	200,000	199,788
Puttable Floating Option Tax-Exempt Receipts, 2.610%, 2/1/2025 (3)	2,000,000	2,000,000

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 0.710%, 8/1/2037, Call 8/1/2017 (3)(5)(6)	$ 5,000,000	$ 5,000,000
Rancho Santa Fe Community Services District, 3.000%, 9/1/2012	195,000	197,948
Rancho Santa Fe Community Services District, 3.000%, 9/1/2013	235,000	238,588
Roseville Natural Gas Finance Authority, 5.000%, 2/15/2012	340,000	346,021
Sacramento Municipal Utility District, NATL-RE, 5.000%, 7/1/2012	100,000	102,780
Sacramento Municipal Utility District, NATL-RE, 5.000%, 7/1/2013	100,000	105,386
San Diego County Regional Transportation Commission, 1.750%, 4/1/2038, Call 9/1/2011 (3)	4,000,000	4,000,000
Santa Barbara Redevelopment Agency, AMBAC, 5.000%, 3/1/2013	500,000	524,035
Santa Rosa Elementary School District, AGM, 2.000%, 8/1/2012	265,000	267,470
Savanna Elementary School District, 4.000%, 5/1/2012	1,000,000	1,017,350
Sierra View Local Health Care District, 4.600%, 7/1/2015	100,000	107,488
Southern California Public Power Authority, 5.000%, 11/1/2014	900,000	939,105
State of California, 4.500%, 4/1/2012, Call 10/3/2011	200,000	200,570
State of California, 4.500%, 7/1/2017, Call 10/3/2011	50,000	50,133
State of California, 5.200%, 3/1/2014, Call 10/3/2011	75,000	75,259
State of California, NATL-RE FGIC, 4.500%, 2/1/2014, Call 10/3/2011	100,000	100,251
Vallejo City Unified School District, NATL-RE, 5.200%, 2/1/2014	725,000	756,378
Westlands Water District, 4.000%, 9/1/2012	125,000	129,173

		30,301,321

Colorado — 6.5%
City & County of Denver, Airport, Revenue Bonds, AGC, 0.490%, 11/15/2025, Call 9/1/2011 (3)	2,025,000	2,025,000
City of Colorado Springs, 2.000%, 11/1/2037, Call 9/1/2011 (3)	7,000,000	7,000,000
City of Colorado Springs, AMBAC, 3.990%, 12/15/2024 (3)	7,000,000	7,000,000
City of Westminster, Multi-Family Housing, FHLMC, 0.440%, 6/1/2012, Call 9/1/2011 (3)	700,000	700,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Colorado Educational & Cultural Facilities Authority, 2.375%, 3/1/2013	$ 150,000	$ 150,470
Colorado Educational & Cultural Facilities Authority, 2.400%, 12/1/2012	240,000	240,374
Colorado Educational & Cultural Facilities Authority, 3.000%, 6/1/2012	200,000	202,672
Colorado Educational & Cultural Facilities Authority, CIFG, 4.000%, 6/1/2014	300,000	304,653
Colorado Educational & Cultural Facilities Authority, XLCA, 5.000%, 6/15/2014	465,000	485,525
Colorado Health Facilities Authority, NATL-RE, 6.000%, 10/1/2011	300,000	301,038
Colorado Housing & Finance Authority, 2.750%, 4/1/2036, Call 9/7/2011 (3)	1,600,000	1,600,000
Colorado Water Resources & Power Development Authority, 4.250%, 1/1/2012	135,000	136,289
Cornerstar Metropolitan District, 0.660%, 12/1/2037, Call 9/1/2011 (3)	2,000,000	2,000,000
Cottonwood Water & Sanitation District, AMBAC, 5.000%, 12/1/2011	140,000	141,180
Denver Urban Renewal Authority, 0.750%, 9/1/2017, Call 9/7/2011 (3)	100,000	100,000
E-470 Public Highway Authority, 2.930%, 9/1/2014, Call 3/1/2014 (3)	2,000,000	2,004,980
E-470 Public Highway Authority, NATL-RE, 4.000%, 9/1/2011	50,000	50,000
Grand Junction Downtown Development Authority, 3.000%, 12/15/2012	160,000	159,421
Rangely Hospital District, 3.000%, 11/1/2013	1,000,000	1,020,100
Rangely Hospital District, 3.000%, 11/1/2014	665,000	676,425
Regional Transportation District, AMBAC, 5.000%, 12/1/2012	445,000	464,949
State of Colorado, 0.000%, 3/1/2012	300,000	298,347
Town of Castle Rock Co., NATL-RE FGIC, 3.800%, 12/1/2012	240,000	247,601
Washington County School District R-3, 5.100%, 12/1/2012, Call 10/3/2011	55,000	55,164
Widefield Water & Sanitation District, NATL-RE, 3.250%, 12/1/2011	100,000	100,418

		27,464,606

Description	Principal Amount	Value
Municipals (continued)

Connecticut — 0.3%
City of Ansonia, NATL-RE FGIC, 4.500%, 10/15/2012, Call 10/3/2011	$ 20,000	$ 20,081
City of Bridgeport, AMBAC, 6.250%, 3/1/2012	275,000	281,710
Connecticut State Health & Educational Facility Authority, 3.000%, 7/1/2013	670,000	685,531
Town of Vernon, AGM, 3.000%, 9/15/2011	100,000	100,063

		1,087,385

Delaware — 1.2%
Puttable Floating Option Tax-Exempt Receipts, 1.350%, 9/15/2037 (3)	4,980,000	4,980,000

Florida — 7.4%
Brevard County Health Facilities Authority, 5.000%, 4/1/2016	75,000	80,563
Broward County Educational Facilities Authority, 0.400%, 4/1/2022, Call 9/7/2011 (3)	645,000	645,000
Citizens Property Insurance Corp., 1.960%, 6/1/2013 (3)	2,000,000	2,008,400
Citizens Property Insurance Corp., 5.000%, 6/1/2013	200,000	212,694
Citizens Property Insurance Corp., BHAC-CR NATL-RE, 5.000%, 3/1/2012	185,000	189,211
City of Cape Coral, 2.000%, 10/1/2011	605,000	605,345
City of Gulf Breeze, 3.000%, 12/1/2012, Call 10/3/2011 (3)	10,000,000	10,074,900
City of Lakeland, 3.000%, 11/15/2013	250,000	256,687
City of Leesburg, 5.000%, 7/1/2012	110,000	112,903
City of Leesburg, 5.000%, 7/1/2016, Call 7/1/2013	100,000	102,991
City of Ocala, AMBAC, 3.400%, 10/1/2012	150,000	152,722
City of Palm Bay, NATL-RE FGIC, 3.250%, 10/1/2012	100,000	102,268
City of Sarasota, AMBAC, 0.000%, 11/1/2011	145,000	144,701
City of Tallahassee, NATL-RE, 6.625%, 12/1/2013, Call 10/3/2011	440,000	441,738
County of Brevard, AMBAC, 4.100%, 9/1/2011	140,000	140,000
County of Broward, 5.000%, 10/1/2011	125,000	125,324
County of Clay, AMBAC, 3.000%, 6/1/2012	345,000	349,330
County of Escambia, 1.750%, 6/15/2012 (3)	1,000,000	1,009,540
County of Lee, AMBAC, 5.500%, 10/1/2014, Call 10/3/2011	200,000	200,554
County of Miami-Dade, XLCA, 4.000%, 10/1/2015	150,000	165,876
County of St. Lucie, AMBAC, 4.250%, 10/1/2011	100,000	100,250

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
County of St. Lucie, NATL-RE, 5.250%, 10/1/2017, Call 10/1/2013	$ 1,260,000	$ 1,364,530
County of Volusia, General, AGM, 3.500%, 12/1/2013, Call 10/3/2011	50,000	50,278
Florida Department of Corrections, AMBAC, 3.300%, 3/1/2012	200,000	201,416
Florida Higher Educational Facilities Financial Authority, 3.000%, 7/1/2012	250,000	253,182
Florida Rural Utility Financing Commission, 3.500%, 11/1/2011, Call 10/3/2011	235,000	235,063
Florida State Board of Education, 5.250%, 10/1/2013, Call 10/3/2011	180,000	180,495
Florida State Board of Education, NATL-RE FGIC, 5.000%, 7/1/2017, Call 7/1/2012	150,000	157,363
Florida State Board of Education, NATL-RE FGIC, 5.500%, 7/1/2012	270,000	281,297
Florida State Department of Environmental Protection, NATL-RE, 5.000%, 7/1/2012, Call 9/11/2011	1,000,000	1,010,670
Halifax Hospital Medical Center, 5.000%, 6/1/2013	100,000	104,810
Highlands County Health Facilities Authority, AGM, 2.000%, 11/15/2031, Call 9/1/2011 (3)	3,000,000	3,000,000
Hillsborough County Aviation Authority, AMBAC, 4.000%, 10/1/2011	150,000	150,363
Hillsborough County Industrial Development Authority, 5.000%, 10/1/2012	500,000	519,090
Lee County, MBIA, 2.875%, 10/1/2011	50,000	50,085
Martin County Industrial Development Authority, 0.400%, 10/1/2016, Call 9/7/2011 (3)	1,650,000	1,650,000
Miami-Dade County School Board, AGM, 5.375%, 8/1/2014	150,000	165,847
Orange County Health Facilities Authority, 4.000%, 10/1/2013	220,000	229,786
Orange County Health Facilities Authority, 5.000%, 10/1/2011	555,000	556,543
Orange County Health Facilities Authority, 5.000%, 10/1/2012	500,000	518,980
Palm Beach County Health Facilities Authority, 5.350%, 10/1/2014, Call 10/1/2013	1,000,000	1,054,210
Municipals (continued)

Florida (continued)
Palm Beach County School District, NATL-RE, 3.900%, 8/1/2015	$ 100,000	$ 107,879
Polk County School Board, AGM, 4.500%, 1/1/2012, Call 10/3/2011	250,000	252,957
Polk County School District, AGM, 4.500%, 10/1/2012	25,000	25,948
Polk County School District, NATL-RE, 5.000%, 10/1/2013	145,000	153,774
Reedy Creek Improvement District, 5.250%, 10/1/2011	245,000	245,831
South Broward Hospital District, 5.000%, 5/1/2012	500,000	514,040
St. Lucie County School Board, NATL-RE FGIC, 5.000%, 10/1/2012	855,000	889,320
Volusia County Educational Facility Authority, AGM, 3.000%, 10/15/2012	250,000	255,077

		31,399,831

Georgia — 1.0%
Bartow County Development Authority, 5.100%, 6/6/2013 (3)	100,000	102,773
Burke County Development Authority, 6.750%, 4/1/2012 (3)	325,000	335,107
City of Atlanta, NATL-RE, 5.000%, 1/1/2012	150,000	152,097
County of DeKalb, 5.000%, 12/1/2011	650,000	656,337
East Point Building Authority, XLCA, 4.000%, 2/1/2013	35,000	35,361
Gainesville & Hall County Development Authority, 5.000%, 11/15/2011	220,000	221,307
Gainesville & Hall County Development Authority, 5.000%, 11/15/2012	230,000	237,774
Macon-Bibb County Urban Development Authority, 0.420%, 11/1/2015, Call 9/7/2011 (3)	705,000	705,000
Main Street Natural Gas, Inc., 5.000%, 3/15/2012	315,000	320,009
Savannah Economic Development Authority, 0.400%, 3/1/2018, Call 9/7/2011 (3)	1,665,000	1,665,000

		4,430,765

Hawaii — 0.0%
Hawaii State Department of Budget & Finance, 5.250%, 7/1/2013, Call 10/17/2011	110,000	110,167

Illinois — 7.9%
Central Lake County Joint Action Water Agency, AMBAC, 5.250%, 5/1/2016, Call 5/1/2013	125,000	133,003
Chicago Public Building Commission, AMBAC, 4.000%, 3/1/2012	100,000	101,221

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Chicago Transit Authority, AMBAC, 4.000%, 6/1/2012	$ 150,000	$ 152,632
Chicago Transit Authority, AMBAC, 5.250%, 6/1/2013 (4)	205,000	215,658
City of Berwyn, AMBAC, 4.000%, 12/1/2011	750,000	754,207
City of Berwyn, AMBAC, 5.000%, 12/1/2013	1,730,000	1,831,568
City of Carbondale, AMBAC, 4.500%, 12/1/2011	515,000	518,626
City of Chicago, 0.460%, 1/1/2042, Call 9/1/2011 (3)	3,000,000	3,000,000
City of Chicago, NATL-RE, 5.000%, 1/1/2013	200,000	209,916
City of Chicago, NATL-RE, 5.250%, 1/1/2017, Call 1/1/2013	840,000	883,588
Cook & Du Page Counties Combined School District No. 113A-Lemont, NATL-RE FGIC, 0.000%, 12/1/2011	35,000	34,817
Cook County School District No. 130 Blue Island, XLCA, 4.250%, 12/1/2013	500,000	525,595
Cook County School District No. 149 Dolton, AMBAC, 0.000%, 12/1/2012	300,000	294,003
Cook County School District No. 30 Northbrook-Glenview, NATL-RE, 0.000%, 11/1/2012	955,000	931,641
Cook County Township High School District No. 227 Rich Township, 3.250%, 1/1/2016, Call 9/21/2011	650,000	650,838
County of Cook, NATL-RE, 5.250%, 11/15/2016, Call 11/15/2013	315,000	337,822
Illinois Finance Authority, 3.875%, 5/1/2012 (3)	900,000	920,241
Illinois Finance Authority, 4.440%, 8/15/2031, Call 9/1/2011 (3)	3,220,000	3,220,000
Illinois Finance Authority, 5.250%, 5/15/2012	385,000	390,336
Illinois Finance Authority, 5.250%, 6/1/2013, Call 10/3/2011	175,000	175,527
Illinois Finance Authority, NATL-RE, 5.500%, 11/15/2015	25,000	27,871
Illinois Finance Authority, XLCA, 5.000%, 8/1/2015	50,000	54,834
Illinois Housing Development Authority, 4.000%, 1/1/2012	670,000	673,471
Illinois Housing Development Authority, 4.000%, 7/1/2012	180,000	182,392
Illinois Housing Development Authority, 4.100%, 1/1/2013	220,000	224,563
Illinois Housing Development Authority, NATL-RE, 4.100%, 1/1/2014, Call 7/1/2013	145,000	149,019

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Illinois State University, 4.000%, 4/1/2013	$ 605,000	$ 622,745
Kane & DeKalb Counties Community Unit School District No. 301 Burlington, AMBAC, 0.000%, 12/1/2012	100,000	96,316
Lake County Community Unit School District No. 116 Round Lake, NATL-RE, 9.000%, 1/1/2012	425,000	433,406
Lake County Community Unit School District No. 116 Round Lake, NATL-RE, 9.000%, 1/1/2013	465,000	501,740
Lake County School District No. 38 Big Hallow, AMBAC, 0.000%, 2/1/2012	160,000	157,939
Lake County School District No. 38 Big Hallow, AMBAC, 0.000%, 2/1/2013	450,000	428,562
Lake County School District No. 38 Big Hollow, AMBAC, 0.000%, 2/1/2015	200,000	176,130
Macon County School District No. 61, 4.800%, 12/1/2011	65,000	65,586
Marion & Jefferson Counties Community High School District No. 600 Salem, NATL-RE FGIC, 0.000%, 11/1/2016	475,000	390,854
McLean & Dewitt Counties Community Unit School District No. 4, FSA, 5.250%, 12/1/2011	195,000	197,125
Railsplitter Tobacco Settlement Authority, 3.000%, 6/1/2012	400,000	405,344
Railsplitter Tobacco Settlement Authority, 4.000%, 6/1/2012	250,000	255,167
St. Clair County School District No. 118 Belleville, RADIAN, 0.000%, 12/1/2011	185,000	184,434
State of Illinois, 3.250%, 10/1/2033, Call 9/7/2011 (3)	7,000,000	7,000,000
State of Illinois, 3.500%, 9/1/2012	500,000	513,435
State of Illinois, 5.000%, 1/1/2012	100,000	101,434
State of Illinois, 5.250%, 10/1/2015, Call 10/1/2012	100,000	103,875
State of Illinois, AGM, 5.375%, 10/1/2012	400,000	420,240
State of Illinois, AGM, 5.500%, 4/1/2013	130,000	139,552
State of Illinois, FSA, 5.500%, 12/15/2014, Call 10/3/2011	200,000	200,680
State of Illinois, NATL-RE, 5.500%, 8/1/2017, Call 8/1/2012	1,925,000	1,985,637
Town of Cicero, XLCA, 5.000%, 1/1/2012	100,000	100,490
Town of Cicero, XLCA, 5.000%, 1/1/2013	235,000	238,826
Town of Cicero, XLCA, 5.000%, 1/1/2014	210,000	214,731
University of Illinois, AMBAC, 5.000%, 10/1/2012	250,000	259,545

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Village of Cary, RADIAN, 4.400%, 3/1/2016	$ 440,000	$ 437,224
Village of Glenwood, AGM, 2.500%, 12/1/2012	170,000	171,447
Village of Glenwood, AGM, 3.000%, 12/1/2013	140,000	142,920
Village of Glenwood, AGM, 3.000%, 12/1/2014	165,000	169,567
Village of Melrose Park, NATL-RE, 9.000%, 12/15/2011	110,000	112,129
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2014	100,000	87,329
Village of Sauk Village, RADIAN, 5.350%, 12/1/2014, Call 12/1/2012	75,000	73,514
Village of Willow Springs, 2.500%, 12/15/2012	50,000	50,794
Whiteside County Community Unit School District No. 6 Morrison, NATL-RE, 0.000%, 12/1/2011	145,000	144,271
Will County Community Unit School District No. 201-U Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2012	100,000	97,911

		33,274,288

Indiana — 3.4%
Boone County Hospital Association, NATL-RE FGIC, 5.500%, 7/10/2012	50,000	52,000
City of Carmel, AMBAC, 3.850%, 5/1/2013, Call 10/3/2011	150,000	150,200
City of Greenwood, 4.000%, 10/1/2014	100,000	101,938
City of Indianapolis, NATL-RE, 5.500%, 10/1/2015, Call 10/1/2011	150,000	152,056
City of Lawrence, 4.000%, 1/1/2012	135,000	136,243
City of Mishawaka, 2.500%, 3/1/2012	235,000	236,567
Clarksville High School Building Corp., NATL-RE FGIC, 4.500%, 7/15/2012	100,000	103,465
Columbus Multi School Building Corp., AMBAC, 0.000%, 1/1/2013	100,000	96,398
County of Jasper, NATL-RE, 5.200%, 6/1/2013	100,000	105,518
County of St. Joseph, 3.000%, 4/1/2012	295,000	297,631
Gary Sanitation District, RADIAN, 5.000%, 2/1/2012	1,060,000	1,064,887
Indiana Finance Authority, 3.000%, 12/1/2011	645,000	649,122
Indiana Finance Authority, 3.000%, 7/1/2012	100,000	101,273
Indiana Finance Authority, 3.000%, 10/1/2012	110,000	111,814

Description	Principal Amount	Value
Municipals (continued)

Indiana (continued)
Indiana Finance Authority, 3.000%, 10/1/2014	$ 3,000,000	$ 3,126,210
Indiana Finance Authority, 5.000%, 11/1/2011	500,000	503,475
Indiana Finance Authority, CIFG, 5.000%, 7/1/2012	100,000	103,021
Indiana Health Facility Financing Authority, 5.000%, 6/1/2012	850,000	878,704
Indiana Health Facility Financing Authority, 5.000%, 6/1/2014 (3)	225,000	249,487
Indiana Municipal Power Agency, NATL-RE, 6.000%, 1/1/2013	200,000	214,226
Indianapolis Local Public Improvement Bond Bank, NATL-RE, 5.000%, 7/1/2012	765,000	792,211
Mount Vernon of Hancock County Multi-School Building Corp., 5.000%, 1/15/2013	250,000	264,330
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 2.610%, 7/1/2022, Call 9/1/2011 (3)	2,000,000	2,000,000
St. Joseph County Hospital Authority, 4.750%, 8/15/2012, Call 10/3/2011	350,000	350,952
St. Joseph County Redevelopment District, 2.000%, 1/15/2012	100,000	100,205
Town of Bargersville, 4.125%, 10/1/2011	2,300,000	2,300,368

		14,242,301

Iowa — 2.2%
City of Coralville, 5.000%, 6/1/2014	2,115,000	2,280,710
Iowa Higher Education Loan Authority, 3.000%, 10/1/2012	115,000	115,808
Iowa Higher Education Loan Authority, 3.000%, 10/1/2013	160,000	160,861
Iowa Higher Education Loan Authority, 4.750%, 5/18/2012	2,500,000	2,501,350
Iowa Higher Education Loan Authority, 6.450%, 5/18/2012	3,000,000	3,031,080
Kirkwood Community College, 3.000%, 6/1/2012	190,000	193,371
Marshalltown Community School District, NATL-RE, 5.000%, 5/1/2012	1,000,000	1,022,230

		9,305,410

Kansas — 0.5%
City of Olathe, 4.125%, 3/1/2013, Call 3/1/2012 (3)	700,000	708,932
City of Wichita, 3.000%, 11/15/2011	100,000	100,449
Kansas Development Finance Authority, 3.000%, 11/15/2013	300,000	311,379

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kansas (continued)
Kansas Development Finance Authority, 3.000%, 11/15/2014	$ 395,000	$ 412,384
Kansas Development Finance Authority, 5.250%, 11/15/2011 (3)	585,000	588,937

		2,122,081

Kentucky — 1.9%
City of Pikeville, USDA, 4.000%, 5/1/2013	2,500,000	2,546,425
County of Mason, 0.700%, 10/15/2014, Call 9/7/2011 (3)	5,000,000	5,000,000
Kentucky Economic Development Finance Authority, 4.000%, 5/1/2012	350,000	356,881

		7,903,306

Louisiana — 0.9%
City of New Orleans, FGIC, 5.125%, 12/1/2012	150,000	156,367
City of New Orleans, FGIC, 6.500%, 12/1/2011	425,000	430,334
Louisiana Offshore Terminal Authority, 1.875%, 10/1/2013 (3)	230,000	229,883
Louisiana Public Facilities Authority, 7.000%, 12/1/2011 (3)	100,000	101,193
New Orleans Audubon Commission, AGM, 5.250%, 10/1/2014, Call 10/3/2011	420,000	430,004
Parish of Jefferson, AMBAC, 5.000%, 11/1/2011	130,000	130,850
Plaquemines Parish School Board, AMBAC, 4.650%, 3/1/2012, Call 10/3/2011	785,000	794,577
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2012	150,000	141,878
Regional Transit Authority, NATL-RE FGIC, 0.000%, 12/1/2015	275,000	234,927
State of Louisiana, 0.960%, 6/1/2013, Call 12/1/2012 (3)	1,000,000	1,002,220
Terrebonne Parish Hospital Service District No. 1, 4.000%, 4/1/2013	105,000	108,557
West Ouachita Parish School District, 4.400%, 9/1/2011	25,000	25,000

		3,785,790

Maryland — 0.7%
City of Baltimore, NATL-RE, 5.375%, 9/1/2012, Call 10/3/2011	40,000	40,044
County of Anne Arundel, FHLMC, 2.125%, 1/1/2013, Call 10/3/2011	700,000	700,238
Maryland Community Development Administration, 3.900%, 9/1/2011	230,000	230,000

Description	Principal Amount	Value
Municipals (continued)

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, 0.420%, 9/1/2024, Call 9/7/2011 (3)	$ 515,000	$ 515,000
Maryland Health & Higher Educational Facilities Authority, 0.470%, 7/1/2036, Call 9/21/2011 (3)	1,590,000	1,590,000

		3,075,282

Massachusetts — 0.5%
City of Worcester, 1.850%, 11/8/2011	250,000	250,665
Massachusetts Development Finance Agency, 5.000%, 1/1/2012	125,000	126,690
Massachusetts Health & Educational Facilities Authority, AGC, 3.000%, 11/15/2011	450,000	451,435
Massachusetts Health & Educational Facilities Authority, AGM, 0.540%, 7/1/2040, Call 9/7/2011 (3)	90,000	90,000
Massachusetts Health & Educational Facilities Authority, FSA, 0.360%, 7/1/2042, Call 9/1/2011 (3)	365,000	365,000
Massachusetts Housing Finance Agency, 3.200%, 12/1/2011	50,000	50,225
Massachusetts Municipal Wholesale Electric Co., NATL-RE, 5.250%, 7/1/2014, Call 1/1/2012	165,000	168,911
Massachusetts Municipal Wholesale Electric Co., NATL-RE, 5.250%, 7/1/2015, Call 1/1/2012	650,000	665,125

		2,168,051

Michigan — 4.3%
Allen Park Brownfield Redevelopment Authority, AMBAC, 4.250%, 5/1/2012	250,000	248,637
Alma Public Schools, Q-SBLF, 5.000%, 5/1/2012, Call 11/1/2011	200,000	201,402
Anchor Bay School District, Q-SBLF, 5.500%, 5/1/2014, Call 5/1/2012	500,000	517,380
Brighton Area School District, NATL-RE, 4.000%, 5/1/2012	240,000	243,816
Charter Township of Bath, NATL-RE, 4.000%, 11/1/2012	130,000	134,381
Charter Township of Redford, AMBAC, 4.800%, 4/1/2015, Call 4/1/2012	275,000	275,151
City of Detroit, NATL-RE, 5.000%, 7/1/2012	850,000	871,233
City of Detroit, NATL-RE, 5.000%, 7/1/2012	1,000,000	1,024,980
City of Detroit, NATL-RE, 5.000%, 9/30/2013	3,090,000	3,268,973
City of Detroit, NATL-RE, 5.500%, 7/1/2013 (3)	650,000	691,756

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
City of Garden City, NATL-RE, 4.750%, 11/1/2012	$ 100,000	$ 103,174
City of Grand Haven, NATL-RE, 5.500%, 7/1/2014	200,000	213,076
City of Marquette, AMBAC, 4.000%, 5/1/2013	200,000	203,780
City of Saginaw, AGM, 2.000%, 7/1/2013	175,000	177,637
County of Iron, AMBAC, 4.100%, 6/1/2014, Call 6/1/2012	200,000	203,848
Detroit City School District, AGM, 5.000%, 5/1/2013	495,000	519,260
Eastern Michigan University, AMBAC, 6.000%, 6/1/2012, Call 10/3/2011	200,000	200,768
Eaton Rapids Building Authority, 3.000%, 3/1/2012	195,000	196,525
Grand Blanc Community Schools, AGM, 2.000%, 5/1/2013	610,000	617,558
Michigan Municipal Bond Authority, AGM, 5.000%, 6/1/2013	65,000	67,979
Michigan Municipal Bond Authority, AMBAC, 4.450%, 11/1/2011	50,000	50,047
Michigan Municipal Bond Authority, AMBAC, 4.500%, 5/1/2015, Call 5/1/2012	150,000	151,302
Michigan Municipal Bond Authority, AMBAC, 4.700%, 11/1/2013, Call 10/3/2011	150,000	150,338
Michigan Municipal Bond Authority, AMBAC, 5.500%, 11/1/2012, Call 10/3/2011	100,000	100,214
Michigan State Hospital Finance Authority, 5.000%, 5/1/2012 (3)	150,000	154,462
Mona Shores Public Schools, Q-SBLF, 3.900%, 5/1/2014, Call 5/1/2012	185,000	188,395
Muskegon County Building Authority, NATL-RE FGIC, 4.450%, 5/1/2013, Call 11/1/2011	300,000	301,533
Oakland County Economic Development Corp., 4.000%, 9/1/2023, Call 9/1/2011 (3)	5,050,000	5,050,000
Redford Township Building Authority, AGM, 2.000%, 4/1/2014	355,000	357,219
Romulus Tax Increment Finance Authority, AGM, 4.250%, 11/1/2014	400,000	434,260
State of Michigan, NATL-RE, 4.250%, 9/1/2011 (3)	400,000	400,000
State of Michigan, NATL-RE, 5.000%, 9/1/2011 (3)	850,000	850,000
Taylor Tax Increment Finance Authority, FSA, 5.500%, 5/1/2012, Call 11/1/2011	100,000	100,773

		18,269,857

Description	Principal Amount	Value
Municipals (continued)

Minnesota — 0.7%
City of Glencoe, 5.000%, 4/1/2013	$ 260,000	$ 267,022
City of Hutchinson, 2.500%, 4/1/2012, Call 1/1/2012	2,000,000	2,002,300
Clearbrook-Gonvick Independent School District No. 2311, 4.850%, 2/1/2018, Call 2/1/2012	170,000	172,887
County of Anoka, 3.850%, 2/1/2012	25,000	25,370
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.000%, 12/1/2014, Call 12/1/2013	15,000	15,830
Minnesota Agricultural & Economic Development Board, AGC, 4.000%, 2/15/2012	500,000	506,725
St. Paul Housing & Redevelopment Authority, NATL-RE, 5.000%, 11/15/2013	60,000	64,889

		3,055,023

Mississippi — 0.0%
University of Southern Mississippi, AGC, 2.000%, 9/15/2011	75,000	75,014

Missouri — 3.6%
City of Branson, 3.000%, 1/1/2013	130,000	132,605
City of Kansas City, 0.000%, 2/1/2013	100,000	96,414
City of Liberty, NATL-RE, 4.600%, 10/1/2014, Call 10/1/2012	135,000	139,759
City of St. Louis, 4.000%, 7/1/2013 (4)	890,000	923,090
City of St. Louis, AGM, 5.000%, 7/1/2014	150,000	162,573
City of St. Louis, AMBAC, 5.000%, 2/15/2012	25,000	25,523
Clarence Cannon Wholesale Water Commission, NATL-RE, 4.000%, 5/15/2013	250,000	258,737
Hannibal Industrial Development Authority, 4.300%, 3/1/2013	1,345,000	1,385,068
Joplin Industrial Development Authority, 5.500%, 2/15/2013	700,000	718,802
Kansas City Industrial Development Authority, 4.000%, 9/1/2013	1,150,000	1,162,259
Kansas City School District Building Corp., FGIC, 5.000%, 2/1/2013	600,000	618,858
Missouri Joint Municipal Electric Utility Commission, NATL-RE, 5.000%, 1/1/2013	355,000	367,141
Missouri State Health & Educational Facilities Authority, 1.540%, 12/1/2036, Call 9/2/2011 (3)	3,075,000	3,075,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Missouri (continued)
Missouri State Health & Educational Facilities Authority, 3.000%, 2/15/2012	$ 320,000	$ 320,947
Missouri State Health & Educational Facilities Authority, 3.000%, 5/15/2012	500,000	505,585
Missouri State Health & Educational Facilities Authority, 3.000%, 2/15/2013	700,000	703,535
Missouri State Health & Educational Facilities Authority, 5.000%, 2/15/2012	515,000	523,431
Missouri State Health & Educational Facilities Authority, AMBAC, 1.749%, 12/1/2036, Call 9/6/2011 (3)	675,000	675,000
Missouri State Health & Educational Facilities Authority, CIFG, 1.720%, 12/1/2030, Call 9/6/2011 (3)	2,300,000	2,300,000
Missouri State Health & Educational Facilities Authority, CIFG, 1.720%, 12/1/2030, Call 9/7/2011 (3)	950,000	950,000
Riverside Industrial Development Authority, 2.000%, 5/1/2013	245,000	245,833

		15,290,160

Montana — 0.1%
Gallatin County Rural Improvement District, 3.500%, 7/1/2013	130,000	129,882
Montana Board of Housing, 4.250%, 12/1/2012, Call 12/1/2011	60,000	60,033
Montana Facility Finance Authority, 2.300%, 7/1/2012	400,000	400,284

		590,199

Nebraska — 0.1%
Douglas County Hospital Authority No. 2, 3.000%, 1/1/2012	100,000	100,506
Lancaster County Hospital Authority No. 1, 3.000%, 1/1/2012	250,000	251,265

		351,771

Nevada — 0.6%
City of Henderson, 4.000%, 7/1/2012	225,000	230,080
City of Reno, 5.000%, 6/1/2013	100,000	104,062
Clark County School District, NATL-RE FGIC, 5.250%, 6/15/2012, Call 10/3/2011	100,000	103,348
County of Clark, 4.500%, 8/1/2013	1,050,000	1,108,044
County of Clark, AMBAC, 4.000%, 12/1/2012	25,000	25,998
Municipals (continued)

Nevada (continued)
Henderson Redevelopment Agency, AMBAC, 4.750%, 10/1/2011	$ 400,000	$ 400,676
Las Vegas Valley Water District, 3.000%, 6/1/2036, Call 9/1/2011 (3)	100,000	100,000
North Las Vegas Special Assessment District No. 63, AMBAC, 4.000%, 11/1/2012, Call 11/1/2011	45,000	46,448
Reno Redevelopment Agency, NATL-RE, 5.000%, 9/1/2012, Call 10/3/2011	25,000	25,006
Sparks Redevelopment Agency, 4.000%, 1/15/2012	500,000	502,495

		2,646,157

New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, 5.000%, 7/1/2014	315,000	322,988
New Hampshire Health & Education Facilities Authority, NATL-RE FGIC, 5.000%, 10/1/2013	100,000	106,449
New Hampshire University System, 2.000%, 7/15/2012 (5)(6)	915,000	917,709
New Hampshire University System, 2.250%, 7/15/2013 (5)(6)	285,000	285,100

		1,632,246

New Jersey — 1.5%
City of Perth Amboy, 3.000%, 2/1/2013	250,000	255,535
New Jersey Economic Development Authority, 1.910%, 2/1/2016, Call 8/1/2015 (3)	2,000,000	2,024,320
New Jersey Economic Development Authority, 5.000%, 5/1/2012	100,000	102,855
New Jersey Economic Development Authority, AGM, 5.000%, 9/1/2014 (3)	125,000	137,114
New Jersey Economic Development Authority, NATL-RE, 0.000%, 7/1/2013	200,000	194,812
New Jersey Economic Development Authority, NATL-RE, 2.610%, 9/1/2022 (3)	3,000,000	3,000,000
New Jersey Health Care Facilities Financing Authority, 4.000%, 1/1/2012	150,000	151,560
New Jersey Housing & Mortgage Finance Agency, 3.750%, 10/1/2011	100,000	100,118
New Jersey Transit Corp., General, AMBAC, 5.500%, 9/15/2012	100,000	104,936
North Hudson Sewerage Authority Sewer Revenue, NATL-RE FGIC, 5.250%, 8/1/2016, Call 8/1/2012	250,000	256,955

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New Jersey (continued)
State of New Jersey, NATL-RE, 4.750%, 6/15/2013, Call 10/3/2011	$ 100,000	$ 100,294
Township of Egg Harbor, AMBAC, 3.900%, 2/15/2013, Call 2/15/2012	70,000	70,970
Township of Lyndhurst, NATL-RE FGIC, 4.700%, 5/1/2014, Call 10/3/2011	25,000	25,060

		6,524,529

New Mexico — 0.1%
County of Dona Ana, AMBAC, 5.250%, 6/1/2012	5,000	5,094
New Mexico Institute of Mining & Technology, 3.000%, 7/1/2012	120,000	121,943
New Mexico Institute of Mining & Technology, 3.000%, 7/1/2013	125,000	129,128
Taos County, RADIAN, 4.000%, 10/1/2011	275,000	275,291

		531,456

New York — 3.5%
Albany Capital Resource Corp., 2.000%, 7/1/2013	365,000	366,493
City of New York, 5.000%, 12/1/2011	40,000	40,454
City of New York, AGM, 0.530%, 8/1/2026, Call 9/1/2011 (3)	325,000	325,000
City of New York, AGM, 0.540%, 8/1/2026, Call 9/6/2011 (3)	3,325,000	3,325,000
City of New York, FSA, 0.490%, 1/1/2032, Call 9/2/2011 (3)	2,000,000	2,000,000
County of Monroe, NATL-RE, 4.000%, 6/1/2012, Call 10/3/2011	200,000	200,416
County of Monroe, NATL-RE, 4.000%, 6/1/2014, Call 10/3/2011	280,000	280,633
Hauppauge Union Free School District, AGM, 4.125%, 8/1/2013, Call 10/10/2011	40,000	40,150
Metropolitan Transportation Authority, NATL-RE FGIC, 4.000%, 11/15/2012, Call 11/15/2011	125,000	125,921
New York City Municipal Water Finance Authority, 2.000%, 6/15/2032, Call 9/15/2011 (3)	1,000,000	1,000,000
New York City Transitional Finance Authority, FSA, 0.490%, 11/1/2027, Call 9/1/2011 (3)	725,000	725,000
New York State Dormitory Authority, 5.000%, 11/1/2011	400,000	402,192
New York State Dormitory Authority, NATL-RE, 5.500%, 11/1/2012	250,000	260,557

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
New York State Energy Research & Development Authority, AMBAC, 1.000%, 10/1/2028, Call 9/2/2011 (3)	$ 5,500,000	$ 5,500,000
Village of Palmyra, NATL-RE, 5.400%, 12/15/2011	100,000	101,016

		14,692,832

North Carolina — 1.5%
Board of Governors of the University of North Carolina, AMBAC, 4.000%, 4/1/2012	250,000	252,900
City of Laurinburg, NATL-RE, 5.300%, 6/1/2012, Call 10/3/2011	180,000	181,456
County of Mecklenburg, 0.660%, 2/1/2028, Call 9/1/2011 (3)	5,340,000	5,340,000
County of New Hanover, 3.000%, 10/1/2012 (4)	480,000	489,701
North Carolina Capital Facilities Finance Agency, XLCA, 5.000%, 4/1/2012	195,000	198,518
North Carolina Eastern Municipal Power Agency, 5.500%, 1/1/2012	10,000	10,141
North Carolina Municipal Power Agency No. 1, AMBAC, 5.250%, 1/1/2015, Call 1/1/2013	100,000	105,937

		6,578,653

North Dakota — 0.6%
City of Carrington, 1.350%, 2/1/2012, Call 10/3/2011	2,500,000	2,500,475

Ohio — 1.7%
City of Bowling Green, 3.000%, 6/1/2012	100,000	100,718
City of Cleveland, AGC, 2.250%, 12/1/2011	15,000	15,069
City of Parma, 0.550%, 10/1/2029, Call 9/2/2011 (3)	2,795,000	2,795,000
City of Parma, AMBAC, 5.450%, 12/1/2014	355,000	384,011
City of Steubenville, 2.000%, 10/1/2011	300,000	300,132
City of Toledo, 4.125%, 6/1/2012	1,250,000	1,270,387
County of Knox, RADIAN, 5.000%, 6/1/2012	10,000	10,139
County of Lorain, 5.625%, 10/1/2012, Call 10/3/2011	400,000	405,400
Ironton City School District, NATL-RE, 4.000%, 12/1/2011	150,000	150,855
Marysville Exempted Village School District, AMBAC, 0.000%, 12/1/2012	200,000	196,846
Ohio State Building Authority, AGM, 5.500%, 10/1/2013, Call 10/1/2011	300,000	301,062
Parma City School District, NATL-RE, 3.500%, 12/1/2012	50,000	51,519
Parma City School District, NATL-RE, 4.000%, 12/1/2012	100,000	103,965

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
Warrensville Height City School District, NATL-RE FGIC, 7.000%, 12/1/2013	$ 1,050,000	$ 1,161,521

		7,246,624

Oklahoma — 0.1%
City of Moore, NATL-RE, 5.750%, 4/1/2012	350,000	358,946

Oregon — 1.4%
County of Gilliam, 2.000%, 10/1/2018 (4)	2,500,000	2,500,000
Port of Morrow, 0.800%, 2/1/2027, Call 9/7/2011 (3)	3,360,000	3,360,000

		5,860,000

Pennsylvania — 4.7%
Allegheny County Hospital Development Authority, 1.260%, 8/1/2013, Call 2/1/2013 (3)	2,000,000	2,003,280
Allegheny County Industrial Development Authority, AMBAC, 4.050%, 9/1/2011 (3)	250,000	250,000
Allegheny County Sanitation Authority, NATL-RE, 5.375%, 12/1/2015, Call 12/1/2011	500,000	511,160
Berks County Industrial Development Authority, 0.350%, 7/1/2037, Call 9/1/2011 (3)	250,000	250,000
City of Philadelphia, AGM, 5.375%, 7/1/2012, Call 10/3/2011	1,000,000	1,003,270
County of Allegheny, NATL-RE, 5.375%, 11/1/2014, Call 11/1/2012	385,000	403,842
County of Blair, AMBAC, 5.375%, 8/1/2013	270,000	287,342
Delaware County Authority, 3.000%, 6/1/2012	1,320,000	1,331,999
Delaware Valley Regioinal Financial Authority, 5.500%, 7/1/2012	1,300,000	1,345,526
Emmaus General Authority, 0.670%, 3/1/2024 (3)	1,500,000	1,500,000
Erie County Hospital Authority, RADIAN, 5.000%, 7/1/2012	110,000	110,370
Erie County Hospital Authority, USDA, 3.000%, 12/1/2012, Call 12/1/2011	2,000,000	2,002,920
Erie Sewer Authority, 3.000%, 12/1/2011	205,000	205,834
Harrisburg Authority, AGM, 5.000%, 12/1/2013 (3)	535,000	534,625
Harrisburg Authority, AGM, 5.250%, 12/1/2013 (3)	2,000,000	1,998,500
Hermitage Municipal Authority, NATL-RE, 3.650%, 2/1/2014, Call 10/3/2011	200,000	200,360

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Lehigh County General Purpose Authority, 0.470%, 5/15/2021, Call 9/1/2011 (3)	$ 2,660,000	$ 2,660,000
Pennsylvania Higher Educational Facilties Authority, 2.250%, 7/1/2013	225,000	224,320
Pennsylvania Higher Educational Facilties Authority, 2.500%, 7/1/2014	615,000	611,341
Philadelphia Parking Authority, 5.000%, 9/1/2013	125,000	133,911
Pittsburgh Public Parking Authority, AMBAC, 5.000%, 12/1/2012	400,000	416,368
School District of Philadelphia, State Aid Withholding, 5.000%, 9/1/2011	1,200,000	1,200,000
South Fork Municipal Authority, 4.000%, 7/1/2013	550,000	553,531
St. Mary Hospital Authority, 4.000%, 11/15/2011	25,000	25,160

		19,763,659

Puerto Rico — 0.5%
Commonwealth of Puerto Rico, 5.500%, 7/1/2013	100,000	107,151
Commonwealth of Puerto Rico, FGIC, 4.150%, 7/1/2012	150,000	153,149
Government Development Bank for Puerto Rico, 4.250%, 8/1/2014, Call 9/21/2011	150,000	150,062
Government Development Bank for Puerto Rico, 5.000%, 12/1/2012	550,000	572,643
Puerto Rico Highway & Transportation Authority, NATL-RE, 5.500%, 7/1/2013	135,000	138,572
Puerto Rico Housing Finance Authority, 4.750%, 10/1/2011	1,000,000	1,001,200

		2,122,777

Rhode Island — 0.5%
Rhode Island Health & Educational Building Corp., 0.590%, 9/15/2033 (3)	1,690,000	1,690,000
Rhode Island Health & Educational Building Corp., 2.500%, 3/1/2012	455,000	458,258

		2,148,258

South Carolina — 0.8%
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 4/1/2012	2,000,000	2,034,700
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2013	40,000	41,773
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 4/1/2014	795,000	833,820

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

South Carolina (continued)
Piedmont Municipal Power Agency, NATL-RE, 5.250%, 1/1/2012	$ 500,000	$ 506,865
Trustees of the South Carolina Heritage Trust, XLCA, 4.000%, 8/1/2012	25,000	25,643

		3,442,801

South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, AMBAC, 5.250%, 7/1/2012	100,000	103,124
South Dakota Housing Development Authority, AGM, 4.300%, 11/1/2013, Call 5/1/2012	105,000	106,275
South Dakota Housing Development Authority, FSA, 4.100%, 11/1/2012, Call 5/1/2012	175,000	177,105

		386,504

Tennessee — 5.0%
Blount County Public Building Authority, 0.780%, 6/1/2032, Call 9/1/2011 (3)	5,050,000	5,050,000
Blount County Public Building Authority, 1.030%, 6/1/2034, Call 9/1/2011 (3)	3,855,000	3,855,000
Chattanooga-Hamilton County Hospital Authority, FSA, 3.000%, 10/1/2011	500,000	500,565
Franklin Public Building Authority, 0.830%, 6/1/2037, Call 9/1/2011 (3)	7,000,000	7,000,000
Memphis Center City Revenue Finance Corp., 0.580%, 4/1/2013, Call 9/7/2011 (3)	700,000	700,000
Sevier County Public Building Authority, 1.030%, 6/1/2034, Call 9/1/2011 (3)	4,000,000	4,000,000

		21,105,565

Texas — 6.7%
Amarillo Health Facilities Corp., AGM, 5.500%, 1/1/2012	1,935,000	1,955,801
Brazoria County Municipal Utility District No. 18, RADIAN, 4.500%, 9/1/2011	270,000	270,000
Capital Area Cultural Education Facilities Finance Corp., 5.000%, 4/1/2013	380,000	398,913
Cinco Municipal Utility District No. 1, NATL-RE FGIC, 3.750%, 12/1/2012, Call 12/1/2011	225,000	226,215
City of Austin, NATL-RE, 5.250%, 11/15/2012	100,000	105,623
City of Houston, AMBAC, 7.500%, 12/15/2011	600,000	609,240
City of Weslaco, NATL-RE FGIC, 4.375%, 2/15/2015, Call 2/15/2013	150,000	156,411

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Coastal Bend Health Facilities Development Corp., AGM, 0.485%, 7/1/2031, Call 9/1/2011 (3)	$ 3,850,000	$ 3,850,000
Denton Independent School District, PSF, 2.440%, 8/15/2022, Call 8/15/2016 (3)	3,790,000	3,790,000
Euless Development Corp., FSA, 4.000%, 9/15/2011	50,000	50,047
Fort Bend County Municipal Utility District No. 23, AMBAC, 4.000%, 9/1/2012	100,000	101,726
Grand Prairie Independent School District, 0.000%, 8/15/2012	100,000	98,750
Harris County Health Facilities Development Corp., 2.410%, 7/1/2027 (3)	4,000,000	4,000,000
Harris County Health Facilities Development Corp., NATL-RE, 5.375%, 10/1/2013, Call 10/3/2011	200,000	200,696
Harrison County Health Facilities Development Corp., 3.000%, 7/1/2012	500,000	500,190
Harrison County Health Facilities Development Corp., 4.000%, 7/1/2013	180,000	182,232
HFDC of Central Texas, Inc., 0.470%, 2/15/2037, Call 9/1/2011 (3)	1,550,000	1,550,000
HFDC of Central Texas, Inc., 0.470%, 11/1/2038, Call 9/1/2011 (3)	3,215,000	3,215,000
Hidalgo County Health Services Corp., 5.000%, 8/15/2013	505,000	521,064
Horsepen Bayou Municipal Utility District, AGM, 3.000%, 3/1/2013	300,000	308,559
Lubbock Health Facilities Development Corp., 5.000%, 7/1/2013	500,000	535,680
Lufkin Health Facilities Development Corp., 3.600%, 2/15/2012	405,000	405,944
Midtown Redevelopment Authority, 3.000%, 1/1/2013	560,000	571,295
Midtown Redevelopment Authority, 4.000%, 1/1/2014	170,000	179,092
Mission Economic Development Corp., 1.150%, 10/3/2011 (3)	2,000,000	2,000,040
North Texas Tollway Authority, 5.000%, 1/1/2013 (3)	600,000	632,268
Puttable Floating Option Tax-Exempt Receipts, FSA, 2.440%, 12/1/2028 (3)	823,000	823,000
Texas Public Finance Authority, NATL-RE, 0.000%, 2/1/2013	305,000	299,171
Texas Transportation Commission, 2.750%, 2/15/2013 (3)	425,000	427,996

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Ultra Short Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Texoma Area Solid Waste Authority, 3.000%, 2/15/2012	$ 250,000	$ 252,340

		28,217,293

Utah — 0.2%
City of Brigham City, 5.000%, 8/1/2012	125,000	128,690
City of Herriman, 3.000%, 11/1/2011	370,000	370,769
City of Herriman, 3.000%, 11/1/2012	125,000	126,889
Farmington City Municipal Building Authority, AMBAC, 4.375%, 6/15/2012	80,000	80,956

		707,304

Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, AMBAC, 4.550%, 10/1/2012, Call 10/3/2011	820,000	821,591

Virgin Islands — 0.1%
Virgin Islands Public Finance Authority, 4.000%, 10/1/2012	300,000	307,086
Virgin Islands Public Finance Authority, 5.000%, 10/1/2011	100,000	100,215

		407,301

Virginia — 1.7%
Alexandria Industrial Development Authority, 0.400%, 10/1/2043, Call 9/1/2011 (3)	6,700,000	6,700,000
City of Covington, 3.375%, 12/1/2012, Call 12/1/2011	235,000	236,248
City of Norfolk, NATL-RE, 4.500%, 2/1/2012, Call 10/3/2011	100,000	100,240
Riverside Regional Jail Authority, NATL-RE, 5.000%, 7/1/2012	50,000	51,598

		7,088,086

Washington — 0.6%
County of Skagit, CIFG, 3.875%, 12/1/2011	25,000	25,196
Greater Wenatchee Regional Events Center Public Facilities Dist, 5.250%, 12/1/2011, Call 10/3/2011	875,000	862,356
King County Housing Authority, CNTY GTD, 2.400%, 1/1/2013, Call 1/1/2012	550,000	550,682
Kittitas County Public Utility District No. 1, 3.000%, 6/1/2012	185,000	187,816
Washington Health Care Facilities Authority, 3.000%, 12/1/2011	125,000	125,396

Description	Principal Amount	Value
Municipals (continued)

Washington (continued)
Washington Health Care Facilities Authority, 5.000%, 1/1/2012	$ 780,000	$ 791,411

		2,542,857

West Virginia — 0.0%
City of Wheeling, AGC, 2.625%, 6/1/2012	200,000	202,332

Wisconsin — 2.2%
City of Fond Du Lac, NATL-RE FGIC, 3.250%, 3/1/2012	25,000	25,374
Green Bay Housing Authority, 3.000%, 4/1/2012	225,000	226,829
Milwaukee Redevelopment Authority, AMBAC, 4.300%, 10/1/2011	150,000	150,354
Park Falls Redevelopment Authority, 4.125%, 10/1/2013, Call 10/1/2012	175,000	177,182
Southeast Wisconsin Professional Baseball Park District, NATL-RE, 5.000%, 12/15/2021, Call 12/15/2011	125,000	127,536
Southeast Wisconsin Professional Baseball Park District, NATL-RE, 5.100%, 12/15/2029, Call 12/15/2011	125,000	127,570
Southeast Wisconsin Professional Baseball Park District, NATL-RE, 5.500%, 12/15/2011	225,000	227,385
Southeast Wisconsin Professional Baseball Park District, NATL-RE, 5.500%, 12/15/2012	220,000	230,351
Village of Hustisford, 4.750%, 9/1/2012	135,000	137,503
Village of Mukwonago, 4.000%, 12/1/2012, Call 10/3/2011	85,000	85,152
Viroqua Area School District, NATL-RE, 4.000%, 4/1/2012	105,000	105,741
Wisconsin Health & Educational Facilities Authority, 4.000%, 6/1/2012	500,000	508,590
Wisconsin Health & Educational Facilities Authority, 4.000%, 7/1/2012	370,000	376,372
Wisconsin Health & Educational Facilities Authority, 4.625%, 9/1/2011	565,000	565,000
Wisconsin Health & Educational Facilities Authority, 5.000%, 2/15/2012	155,000	157,510
Wisconsin Health & Educational Facilities Authority, AGM, 2.500%, 12/1/2015, Call 9/1/2011 (3)	5,600,000	5,600,000
Wisconsin Health & Educational Facilities Authority, AMBAC, 5.000%, 12/15/2013	235,000	251,518
Wisconsin Health & Educational Facilities Authority, AMBAC, 5.000%, 12/15/2014	140,000	153,013

		9,232,980

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Ultra Short Tax-Free Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wyoming — 0.1%
Teton County Hospital District, 2.200%, 12/1/2012	$ 200,000	$ 201,290
Teton County Hospital District, 3.000%, 12/1/2013	250,000	252,860

		454,150

Total Municipals (identified cost $377,948,830)		378,504,280

Short-Term Investments — 10.7%

Mutual Funds — 7.9%
Marshall Tax-Free Money Market Fund, Class I, 0.270% (11)	33,366,087	33,366,087

Short-Term Municipals — 2.8%

Illinois — 0.1%
Bridgeview Park District, 3.500%, 12/1/2011	$ 520,000	520,291
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2011 (4)	120,000	119,647

		639,938

Indiana — 0.6%
City of Mishawaka, 2.000%, 9/1/2011	225,000	225,000
Indiana Finance Authority, 1.000%, 12/1/2011 (3)	2,500,000	2,500,000

		2,725,000

Minnesota — 0.1%
Minnesota Higher Education Facilities Authority, 1.750%, 10/1/2011	550,000	549,939

Missouri — 0.0%
Riverside Industrial Development Authority, 2.000%, 5/1/2012	120,000	120,232

Nevada — 1.6%
Las Vegas Valley Water District, 3.000%, 6/1/2036, Call 9/1/2011 (3)	6,600,000	6,600,000

Ohio — 0.1%
County of Butler, 3.000%, 11/1/2011	400,000	400,996

Rhode Island — 0.0%
Rhode Island Economic Development Corp., NATL-RE FGIC, 4.000%, 6/15/2012	50,000	51,435

Texas — 0.1%
Midtown Redevelopment Authority, 2.000%, 1/1/2012	250,000	250,610

Description	Principal Amount	Value
Short-Term Investments (continued)

Short-Term Municipals (continued)

Utah — 0.2%
City of Eagle Mountain City, AGM, 3.000%, 6/1/2012	$ 670,000	$ 679,695

Total Short-Term Municipals		12,017,845

Total Short-Term Investments (identified cost $45,383,623)		45,383,932

Total Investments — 100.1% (identified cost $423,332,453)		423,888,212
Other Assets and Liabilities — (0.1)%		(278,848)

Total Net Assets — 100.0%		$423,609,364

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 5.3%

Automobiles — 4.4%
AmeriCredit Automobile Receivables Trust, Class A3, (Series 2010-1), 1.660%, 3/17/2014	$ 1,016,086	$ 1,019,056
CarMax Auto Owner Trust, Class A3, (Series 2010-2), 1.410%, 2/16/2015	1,300,000	1,310,715
Fifth Third Auto Trust, Class A4A, (Series 2008-1), 4.810%, 1/15/2013	367,543	369,976
Ford Credit Auto Owner Trust, Class A3, (Series 2009-D), 2.170%, 10/15/2013	712,501	718,284
Honda Auto Receivables Owner Trust, Class A3, (Series 2010-2), 1.340%, 3/18/2014	500,000	503,039
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-A), 3.200%, 2/15/2013	302,094	304,130
SMART Trust/Australia, Class A2B, (Series 2011-1USA), 0.957%, 4/14/2013 (3)(5)(6)	1,000,000	1,000,129
USAA Auto Owner Trust, Class A3, (Series 2009-1), 3.020%, 6/15/2013	231,211	232,192
World Omni Auto Receivables Trust, Class A3, (Series 2009-A), 3.330%, 5/15/2013	304,249	305,999
World Omni Auto Receivables Trust, Class A3, (Series 2010-A), 1.340%, 12/16/2013	877,241	879,993

		6,643,513

Credit Cards — 0.7%
GE Capital Credit Card Master Note Trust, Class A, (Series 2010-3), 2.210%, 6/15/2016	1,000,000	1,025,535

Other Financial — 0.2%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.458%, 4/25/2037 (3)(5)(6)	772,791	403,628

Total Asset-Backed Securities (identified cost $8,395,131)		8,072,676

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations — 4.5%

Federal Home Loan Mortgage Corporation — 0.1%
5.250%, 1/15/2034, (Series 3014)	$ 213,037	$ 216,805

Government National Mortgage Association — 0.2%
4.419%, 5/16/2034, (Series 2007-46)	229,389	232,041

Private Sponsor — 4.2%
Banc of America Funding Corp., Class 1A12, (Series 2006-6), 5.750%, 8/25/2036	254,746	249,156
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.568%, 5/20/2036 (3)	707,252	629,834
Chase Mortgage Finance Corp., Class A3, (Series 2006-S4), 6.000%, 12/25/2036	626,513	606,163
First Horizon Asset Securities, Inc., Class 1A1, (Series 2005-1), 5.000%, 3/25/2035	409,217	408,283
GSR Mortgage Loan Trust, Class 2A4, (Series 2005-AR5), 2.742%, 10/25/2035 (3)	495,599	446,830
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.649%, 10/15/2054 (3)(5)(6)	1,560,000	1,559,551
JP Morgan Mortgage Trust, Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	1,196,303	1,147,953
JP Morgan Mortgage Trust, Class 3A1, (Series 2007-A2), 5.718%, 4/25/2037 (3)	308,828	295,223
Lehman Mortgage Trust, Class 5A1, (Series 2006-2), 5.500%, 4/25/2036	447,748	430,237
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 2.741%, 5/25/2036 (3)	524,353	397,571
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 2.806%, 4/25/2036 (3)	236,731	206,074

		6,376,875

Total Collateralized Mortgage Obligations (identified cost $7,057,646)		6,825,721

Commercial Mortgage Securities — 11.8%

Private Sponsor — 11.8%
Banc of America Commercial Mortgage, Inc., Class A3, (Series 2007-1), 5.449%, 1/15/2049	1,050,000	1,093,385
Bear Stearns Commercial Mortgage Securities, Class A3, (Series 2007-PW17), 5.736%, 6/11/2050	1,250,000	1,323,369
Bear Stearns Commercial Mortgage Securities, Class AAB, (Series 2007-T28), 5.746%, 9/11/2042	550,000	592,883

Description	Principal Amount	Value

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, Class A4, (Series 2007-CD5), 5.886%, 11/15/2044 (3)	$ 1,163,889	$ 1,257,061
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.277%, 2/15/2022 (3)(5)(6)	970,463	934,745
DBUBS Mortgage Trust, Class A2, (Series 2011-LC3A), 3.642%, 8/10/2044	800,000	819,189
Greenwich Capital Commercial Funding Corp., Class A3, (Series 2005-GG3), 4.569%, 8/10/2042	1,600,000	1,617,690
GS Mortgage Securities Corp. II, Class A3, (Series 2007-EOP), 1.535%, 3/6/2020 (3)(5)(6)	1,400,000	1,386,843
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2007-LD12), 5.827%, 2/15/2051	899,092	919,969
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	1,350,000	1,426,044
JP Morgan Chase Commercial Mortgage Securities Corp., Class A4, (Series 2006-LDP8), 5.399%, 5/15/2045	1,120,000	1,222,247
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C1), 5.139%, 2/15/2031	781,017	812,738
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2006-C6), 5.341%, 9/15/2039	1,000,000	1,050,054
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.507%, 6/15/2022 (3)(5)(6)	1,333,264	1,300,384
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A2, (Series 2006-2), 5.878%, 6/12/2046	407,578	407,146
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class ASB, (Series 2006-2), 6.065%, 6/12/2046 (3)	725,561	771,310
Wachovia Bank Commercial Mortgage Trust, Class AMFX, (Series 2005-C20), 5.179%, 7/15/2042	963,000	983,625

Total Commercial Mortgage Securities (identified cost $17,740,838)		17,918,682

Corporate Bonds & Notes — 43.9%

Apparel — 0.7%
VF Corp., 1.058%, 8/23/2013 (3)	1,000,000	1,003,645

Auto Manufacturers — 0.6%
Volkswagen International Finance, 1.875%, 4/1/2014 (5)(6)	870,000	882,355

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks — 11.9%
Abbey National Treasury Services PLC/London, 1.832%, 4/25/2014 (3)	$ 1,070,000	$ 1,051,955
Banco Santander Chile, 2.875%, 11/13/2012 (5) (6)	500,000	504,108
Bank of America Corp., 7.375%, 5/15/2014 (1)	1,300,000	1,423,642
BB&T Corp., 3.850%, 7/27/2012 (1)	1,280,000	1,314,949
BBVA U.S. Senior SA Uniper, 3.250%, 5/16/2014	650,000	634,543
BNP Paribas, 1.146%, 1/10/2014 (3)	855,000	831,828
Citigroup, Inc., 6.000%, 12/13/2013 (1)	1,265,000	1,341,842
GMAC, LLC., 7.500%, 12/31/2013	528,000	546,480
Goldman Sachs Group, Inc., 5.125%, 1/15/2015	1,300,000	1,367,257
Intesa Sanpaolo SpA/New York, 2.375%, 12/21/2012	875,000	848,611
JPMorgan Chase & Co., 3.700%, 1/20/2015 (1)	1,250,000	1,303,221
Morgan Stanley, 2.875%, 1/24/2014	1,455,000	1,446,811
Regions Bank, Birmingham, AL, 3.250%, 12/9/2011	1,000,000	1,008,118
Societe Generale, 1.296%, 4/11/2014 (1) (3) (5) (6)	1,000,000	941,244
U.S. Bancorp, 1.375%, 9/13/2013 (1)	1,385,000	1,394,774
Wachovia Bank NA, 0.577%, 3/15/2016 (1) (3)	2,150,000	1,992,091

		17,951,474

Beverages — 0.6%
Anheuser-Busch InBev Worldwide, Inc., 1.500%, 7/14/2014	925,000	938,220

Biotechnology — 0.7%
Life Technologies Corp., 3.375%, 3/1/2013	1,000,000	1,028,370

Cosmetics/Personal Care — 0.6%
Procter & Gamble Co., 0.700%, 8/15/2014 (1)	900,000	902,857

Diversified Financial Services — 9.0%
American Express Credit Corp., 7.300%, 8/20/2013	1,000,000	1,104,982
BlackRock, Inc., 3.500%, 12/10/2014 (1)	1,240,000	1,326,769
Countrywide Financial Corp., 5.800%, 6/7/2012 (1)	1,000,000	1,019,000
FUEL Trust, 3.984%, 6/15/2016 (5) (6)	1,000,000	998,155
General Electric Capital Corp., 1.875%, 9/16/2013 (1)	1,410,000	1,424,162
General Electric Capital Corp., 1.096%, 1/7/2014 (1) (3)	1,000,000	989,442
Invesco, Ltd., 5.625%, 4/17/2012	1,325,000	1,364,049
Lehman Brothers Holdings, Inc., 5.000%, 1/14/2015 (2) (10)	1,100,000	279,125

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Merrill Lynch & Co., Inc., 6.050%, 8/15/2012 (1)	$ 1,350,000	$ 1,387,982
SSIF Nevada LP, 0.949%, 4/14/2014 (3) (5) (6)	1,100,000	1,100,784
TD Ameritrade Holding Corp., 4.150%, 12/1/2014 (1)	940,000	998,714
Woodside Finance, Ltd., 4.500%, 11/10/2014 (5) (6)	1,500,000	1,615,778

		13,608,942

Electric — 2.3%
Alliant Energy Corp., 4.000%, 10/15/2014 (1)	2,350,000	2,480,655
Appalachian Power Co., 3.400%, 5/24/2015	970,000	1,028,843

		3,509,498

Food — 0.6%
Kraft Foods, Inc., 2.625%, 5/8/2013	932,000	953,586

Healthcare-Products — 0.8%
Boston Scientific Corp., 4.500%, 1/15/2015	1,200,000	1,269,739

Home Furnishings — 0.8%
Whirlpool Corp., 5.500%, 3/1/2013 (1)	1,150,000	1,215,282

Insurance — 5.1%
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (5) (6)	477,000	488,554
Hartford Financial Services Group, Inc., 5.250%, 10/15/2011	1,250,000	1,254,990
HSB Group, Inc., 1.159%, 7/15/2027 (3)	2,430,000	1,805,490
MetLife Institutional Funding II, 1.146%, 4/4/2014 (3) (5) (6)	870,000	871,302
MetLife, Inc., 5.000%, 11/24/2013	1,100,000	1,173,125
Protective Life Secured Trusts, 5.450%, 9/28/2012	830,000	862,309
Prudential Financial, Inc., 2.750%, 1/14/2013	1,300,000	1,318,708

		7,774,478

Iron/Steel — 0.8%
ArcelorMittal, 5.375%, 6/1/2013	1,200,000	1,248,404

Media — 0.7%
Comcast Cable Holdings LLC, 9.800%, 2/1/2012	1,040,000	1,076,725

Mining — 1.5%
Anglo American Capital PLC, 2.150%, 9/27/2013 (5) (6)	1,250,000	1,265,869
Barrick Gold Corp., 1.750%, 5/30/2014 (5) (6)	1,000,000	1,014,983

		2,280,852

Miscellaneous Manufacturing — 0.7%
Danaher Corp., 1.300%, 6/23/2014 (1)	1,000,000	1,015,444

Real Estate Investment Trusts — 1.1%
HCP, Inc., 2.700%, 2/1/2014	1,610,000	1,603,998

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Software — 0.4%
Fiserv, Inc., 3.125%, 6/15/2016	$ 630,000	$ 645,374

Telecommunications — 4.3%
AT&T, Inc., 5.100%, 9/15/2014	760,000	840,830
AT&T, Inc., 2.400%, 8/15/2016 (1)	1,000,000	1,012,690
Telecom Italia Capital SA, 5.250%, 11/15/2013	1,360,000	1,362,092
Telefonica Emisiones SAU, 2.582%, 4/26/2013	950,000	937,380
Verizon Communications, Inc., 1.950%, 3/28/2014	1,050,000	1,074,057
Vodafone Group PLC, 5.000%, 12/16/2013	1,125,000	1,220,195

		6,447,244

Transportation — 0.7%
CSX Corp., 5.750%, 3/15/2013 (1)	1,000,000	1,071,292

Total Corporate Bonds & Notes (identified cost $67,162,508)		66,427,779

Municipals — 6.4%

Arkansas — 0.7%
Arkansas Development Finance Authority, 0.750%, 6/1/2012	1,040,000	1,042,444

Florida — 0.3%
Florida Hurricane Catastrophe Fund Finance Corp., 0.987%, 10/15/2012, Call 9/15/2011 (3)	500,000	499,150

Illinois — 1.7%
State of Illinois, 3.080%, 7/1/2012	1,000,000	1,011,900
State of Illinois, 4.071%, 1/1/2014	1,525,000	1,580,373

		2,592,273

Kentucky — 1.5%
Kentucky Economic Development Finance Authority, 1.250%, 9/1/2011 (3)(7)	2,230,000	2,230,000

Michigan — 0.3%
County of Wayne, 5.000%, 9/15/2013	500,000	503,395

New York — 0.5%
City of New York, 1.620%, 12/1/2012	790,000	800,688

Puerto Rico — 0.7%
Government Development Bank for Puerto Rico, 3.670%, 5/1/2014	1,000,000	1,020,010

Washington — 0.2%
Fife Local Improvement District, 3.000%, 3/1/2012, Call 9/21/2011	300,000	301,719

Wisconsin — 0.5%
City of Madison, 2.300%, 10/1/2016	670,000	691,755

Total Municipals (identified cost $9,557,135)		9,681,434

Description	Shares or Principal Amount	Value
Mutual Funds — 4.2%
Eaton Vance Institutional Senior Loan Fund, 4.450%	326,711	$ 2,829,317
Fidelity Floating Rate High Income Fund, 4.420%	372,038	3,489,719

Total Mutual Funds (identified cost $6,422,183)		6,319,036

U.S. Government & U.S. Government Agency Obligations — 12.9%

Federal Home Loan Mortgage Corporation — 2.1%
2.875%, 2/9/2015 (1)	$ 3,000,000	3,223,506

Federal National Mortgage Association — 3.1%
0.375%, 12/28/2012 (1)	1,500,000	1,503,050
1.125%, 9/9/2013 (1)	2,000,000	2,000,364
1.125%, 6/27/2014	1,100,000	1,120,792

		4,624,206

U.S. Treasury Bonds & Notes — 7.7%
0.750%, 8/15/2013	1,925,000	1,946,206
1.250%, 4/15/2014 (1)	3,000,000	3,078,282
1.250%, 9/30/2015 (1)	3,000,000	3,073,359
1.375%, 1/15/2013 (1)	2,500,000	2,541,602
1.750%, 7/31/2015	1,000,000	1,045,077

		11,684,526

Total U.S. Government & U.S. Government Agency Obligations (identified cost $19,391,648)		19,532,238

U.S. Government Agency-Mortgage Securities — 3.7%

Federal National Mortgage Association — 3.5%
3.112%, 5/1/2041 (3)(4)	971,105	1,008,392
3.228%, 5/1/2041 (3)(4)	952,313	995,443
4.000%, 9/15/2040 (4)	3,000,000	3,109,689
7.000%, 12/1/2015	40,858	43,957
7.500%, 9/1/2015	71,801	79,031
9.500%, 12/1/2024	41,097	48,378
9.500%, 1/1/2025	17,072	17,203
9.500%, 1/1/2025	23,528	23,866
10.000%, 7/1/2020	31,217	36,418
11.000%, 12/1/2015	21	22

		5,362,399

Government National Mortgage Association — 0.2%
7.500%, 8/15/2037	202,046	236,067
9.000%, 12/15/2019	31,309	36,504

		272,571

Total U.S. Government Agency-Mortgage Securities
(identified cost $5,486,752)		5,634,970

Short-Term Investments — 31.7%

Collateral Pool Investment for Securities on Loan — 20.8%

(See Note 2 of the Financial Statements)		31,580,680

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Short-Term Investments (continued)

Repurchase Agreement — 10.9%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $16,488,239 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 8/23/2012, with a market value of $16,818,380 (at amortized cost)	$16,488,216	$ 16,488,216

Total Short-Term Investments (identified cost $48,068,896)		48,068,896

Total Investments — 124.4% (identified cost $189,282,737)		188,481,432
Other Assets and Liabilities — (24.4)%		(37,007,955)

Total Net Assets — 100.0%		$151,473,477

Short-Intermediate Bond Fund

Description	Principal Amount	Value
Collateralized Mortgage Obligations — 2.8%

Federal Home Loan Mortgage Corporation — 1.1%
0.957%, 7/15/2032, (Series 3652) (3)	$ 1,679,619	$ 1,693,380

Private Sponsor — 1.7%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.758%, 7/25/2037 (3)	1,388,651	1,248,160
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.649%, 10/15/2054 (3)(5)(6)	1,500,000	1,499,568

		2,747,728

Total Collateralized Mortgage Obligations (identified cost $4,569,804)		4,441,108

Commercial Mortgage Securities — 5.1%

Private Sponsor — 5.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4, (Series 2007-1), 5.451%, 1/15/2049	700,000	745,936
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.277%, 2/15/2022 (3)(5)(6)	1,185,308	1,141,683
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	1,500,000	1,584,493
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.507%, 6/15/2022 (3)(5)(6)	4,666,423	4,551,344

Total Commercial Mortgage Securities (identified cost $8,067,052)		8,023,456

Description	Principal Amount	Value
Corporate Bonds & Notes — 51.5%

Apparel — 0.6%
VF Corp., 3.500%, 9/1/2021	$ 1,000,000	$ 1,004,528

Auto Manufacturers — 1.3%
Volkswagen International Finance NV, 2.875%, 4/1/2016 (1)(5)(6)	2,000,000	2,034,082

Banks — 17.3%
Abbey National Treasury Services PLC/London, 3.875%, 11/10/2014 (5)(6)	1,500,000	1,466,336
ANZ National Int’l, Ltd./London, 2.375%, 12/21/2012 (5)(6)	2,000,000	2,023,286
ANZ National Int’l, Ltd./New Zealand, 1.247%, 12/20/2013 (1)(3)(5)(6)	1,000,000	994,821
Bank of America Corp., 1.673%, 1/30/2014 (1)(3)	1,500,000	1,432,914
Bank of America Corp., 3.750%, 7/12/2016 (1)	1,500,000	1,482,385
BB&T Corp., 3.850%, 7/27/2012	2,000,000	2,054,608
BNP Paribas, 1.146%, 1/10/2014 (3)	1,500,000	1,459,347
Credit Suisse/New York, 3.450%, 7/2/2012	2,000,000	2,041,846
Goldman Sachs Group, Inc., 5.250%, 7/27/2021 (1)	2,000,000	2,031,512
HSBC Bank PLC, 1.625%, 7/7/2014 (1)(5)(6)	1,500,000	1,519,152
JPMorgan Chase & Co., 4.350%, 8/15/2021 (1)	1,500,000	1,550,761
National Australia Bank, Ltd., 0.966%, 4/11/2014 (3)(5)(6)	1,700,000	1,699,504
Nordea Bank AB, 1.750%, 10/4/2013 (1)(5)(6)	1,500,000	1,487,229
Rabobank Nederland NV, 3.200%, 3/11/2015 (5)(6)	1,200,000	1,262,362
Santander U.S. Debt SA Unipersonal, 1.046%, 3/30/2012 (3)(5)(6)	1,500,000	1,496,386
Societe Generale, 1.296%, 4/11/2014 (3)(5)(6)	1,200,000	1,129,493
Westpac Banking Corp., 3.000%, 12/9/2015 (1)	2,000,000	2,045,972

		27,177,914

Building Materials — 1.2%
CRH America, Inc., 6.000%, 9/30/2016	1,700,000	1,880,909

Diversified Financial Services — 4.6%
American Honda Finance Corp., 6.700%, 10/1/2013 (5)(6)	2,000,000	2,216,714
Caterpillar Financial Services Corp., 2.050%, 8/1/2016 (1)	1,500,000	1,516,945
FUEL Trust, 3.984%, 6/15/2016 (1)(5)(6)	1,000,000	998,155
General Electric Capital Corp., 4.375%, 9/16/2020 (1)	2,000,000	2,041,886
Lehman Brothers Holdings, Inc., 6.000%, 7/19/2012 (2)(10)	2,000,000	507,500

		7,281,200

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Electric — 1.0%
Commonwealth Edison Co., 1.625%, 1/15/2014	$ 1,500,000	$ 1,515,087

Healthcare-Products — 2.3%
Boston Scientific Corp., 4.500%, 1/15/2015	2,000,000	2,116,232
DENTSPLY International, Inc., 2.750%, 8/15/2016 (1)	1,500,000	1,504,965

		3,621,197

Healthcare-Services — 0.7%
Coventry Health Care, Inc., 5.450%, 6/15/2021	1,000,000	1,078,892

Insurance — 5.6%
Berkshire Hathaway, Inc., 3.200%, 2/11/2015 (1)	1,500,000	1,583,501
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (5)(6)	1,000,000	1,024,223
HSB Group, Inc., 1.159%, 7/15/2027 (3)	4,000,000	2,972,000
Lincoln National Corp., 4.850%, 6/24/2021 (1)	1,000,000	988,799
Progressive Corp., 3.750%, 8/23/2021 (1)	1,000,000	999,574
Prudential Financial, Inc., 3.875%, 1/14/2015	1,100,000	1,141,958

		8,710,055

Iron/Steel — 1.3%
ArcelorMittal, 5.375%, 6/1/2013	2,000,000	2,080,674

Media — 6.1%
Comcast Corp., 4.950%, 6/15/2016 (1)	2,000,000	2,250,068
NBCUniversal Media LLC, 5.150%, 4/30/2020	2,000,000	2,221,600
NBCUniversal Media LLC, 4.375%, 4/1/2021	1,300,000	1,336,849
News America, Inc., 4.500%, 2/15/2021	2,000,000	2,061,274
Time Warner, Inc., 4.750%, 3/29/2021 (1)	1,500,000	1,613,962

		9,483,753

Mining — 1.7%
Anglo American Capital PLC, 9.375%, 4/8/2019 (1)	2,000,000	2,698,646

Miscellaneous Manufacturing — 1.6%
Danaher Corp., 1.300%, 6/23/2014 (1)	1,500,000	1,523,166
Illinois Tool Works, Inc., 3.375%, 9/15/2021 (5)(6)	1,000,000	1,006,648

		2,529,814

Oil & Gas — 2.2%
Devon Energy Corp., 4.000%, 7/15/2021	2,000,000	2,086,798
Reliance Holdings USA, Inc., 4.500%, 10/19/2020 (1)(5)(6)	1,500,000	1,435,465

		3,522,263

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Real Estate Investment Trusts — 1.0%
HCP, Inc., 5.375%, 2/1/2021 (1)	$ 1,500,000	$ 1,530,992

Telecommunications — 3.0%
AT&T, Inc., 5.100%, 9/15/2014	1,500,000	1,659,532
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (5)(6)	1,500,000	1,535,333
Telefonica Emisiones SAU, 5.462%, 2/16/2021	1,500,000	1,453,413

		4,648,278

Total Corporate Bonds & Notes (identified cost $80,728,228)		80,798,284

Municipals — 1.4%

Illinois — 1.4%
State of Illinois, 6.200%, 7/1/2021	2,000,000	2,120,400

Total Municipals (identified cost $1,999,458)		2,120,400

U.S. Government & U.S. Government Agency Obligations — 28.3%

U.S. Treasury Bonds & Notes — 28.3%
0.375%, 8/31/2012 (1)	5,000,000	5,012,305
0.375%, 10/31/2012 (1)	7,000,000	7,018,872
1.125%, 6/15/2013 (1)	5,000,000	5,083,585
1.375%, 10/15/2012 (1)	10,000,000	10,139,060
1.500%, 12/31/2013 (1)	7,000,000	7,207,270
2.125%, 8/15/2021 (1)	10,000,000	9,917,170

Total U.S. Government & U.S. Government Agency Obligations (identified cost $44,147,867)		44,378,262

U.S. Government Agency-Mortgage Securities — 6.7%

Federal National Mortgage Association — 6.7%
4.000%, 9/15/2041 (4)	5,000,000	5,182,815
4.500%, 9/14/2041 (4)	5,000,000	5,284,180

Total U.S. Government Agency-Mortgage Securities (identified cost $10,163,281)		10,466,995

Short-Term Investments — 56.5%

Collateral Pool Investment for Securities on Loan — 46.7%

(See Note 2 of the Financial Statements)		73,170,003

Repurchase Agreement — 9.8%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $15,330,719 on 9/1/2011, collateralized by U.S. Government Agency Obligations with various maturities to 8/23/2012, with a market value of $15,637,789 (at amortized cost)	15,330,698	15,330,698

Total Short-Term Investments (identified cost $88,500,701)		88,500,701

Total Investments — 152.3% (identified cost $238,176,391)		238,729,206
Other Assets and Liabilities — (52.3)%		(81,971,493)

Total Net Assets — 100.0%		$156,757,713

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund

Description	Principal Amount	Value
Municipals — 95.6%

Alabama — 0.5%
Alabama State Board of Education, 4.375%, 10/1/2017	$ 200,000	$ 225,312
Alabama State Board of Education, 4.500%, 10/1/2018	210,000	237,493
Alabama State Board of Education, 4.750%, 10/1/2019, Call 10/1/2018	220,000	248,090
Alabama State Board of Education, 5.000%, 10/1/2020, Call 10/1/2018	230,000	259,258
Alabama State Board of Education, 5.250%, 10/1/2021, Call 10/1/2018	140,000	157,179
Alabama State Board of Education, 5.375%, 10/1/2022, Call 10/1/2018	105,000	117,233
Baldwin County Board of Education, AMBAC, 5.000%, 7/1/2018, Call 7/1/2017	350,000	398,324
Cullman Utilities Board, AGM, 4.375%, 9/1/2029, Call 9/1/2020	500,000	506,115
Huntsville Public Building Authority, NATL-RE, 5.000%, 10/1/2020, Call 4/1/2017	350,000	387,734
Odenville Utilities Board, AMBAC, 3.800%, 8/1/2017, Call 8/1/2015	185,000	191,444

		2,728,182

Alaska — 0.1%
Alaska Student Loan Corp., Guaranteed Student Loans, 5.000%, 6/1/2018, Call 6/1/2015 (7)	270,000	287,267

Arizona — 3.0%
Arizona Health Facilities Authority, 5.000%, 1/1/2020, Call 1/1/2017	900,000	976,329
Arizona School Facilities Board, 5.750%, 9/1/2019, Call 9/1/2018	690,000	794,708
Arizona School Facilities Board, AMBAC, 4.000%, 7/1/2015	1,050,000	1,087,978
Arizona School Facilities Board, AMBAC, 5.000%, 7/1/2017	500,000	535,075
Arizona School Facilities Board, AMBAC, 5.250%, 7/1/2013	750,000	782,618
Arizona School Facilities Board, AMBAC, 5.500%, 7/1/2014	250,000	267,955
Arizona State University, 6.250%, 7/1/2028, Call 7/1/2018	500,000	574,895
City of Goodyear, 5.000%, 7/1/2022, Call 7/1/2020	205,000	221,664
City of Goodyear, 5.000%, 7/1/2023, Call 7/1/2020	265,000	282,466
City of Goodyear, 5.125%, 7/1/2025, Call 7/1/2020	345,000	363,099
City of Sedona, NATL-RE, 5.000%, 7/1/2012	250,000	257,595

Description	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2019, Call 7/1/2018 (3)	$ 500,000	$ 562,220
Gila County Unified School District No. 10-Payson, 5.000%, 7/1/2020, Call 7/1/2018 (3)	600,000	664,896
Maricopa County Elementary School District No. 28-Kyrene Elementary, MBIA, 5.000%, 7/1/2013	125,000	134,156
Maricopa County Elementary School District No. 8-Osborn, 6.000%, 7/1/2024, Call 7/1/2016	300,000	335,637
Phoenix Civic Improvement Corp., 5.000%, 7/1/2020, Call 7/1/2018	600,000	673,092
Phoenix Civic Improvement Corp., MBIA, 5.250%, 7/1/2016	135,000	160,038
Phoenix Civic Improvement Corp., NATL-RE FGIC, 0.000%, 7/1/2013	320,000	312,442
Pima County Industrial Development Authority, 6.375%, 7/1/2028, Call 7/1/2018	310,000	302,634
Pinal County Elementary School District No. 4 Casa Grande Elementary, NATL-RE, 4.000%, 7/1/2016	215,000	233,215
Scottsdale Industrial Development Authority, 5.000%, 9/1/2018	250,000	270,325
Scottsdale Industrial Development Authority, 5.250%, 9/1/2030, Call 9/1/2013	435,000	436,540
State of Arizona, AGM, 5.250%, 10/1/2024, Call 10/1/2019	2,000,000	2,169,480
University Medical Center Corp., 5.250%, 7/1/2014	500,000	537,615
University Medical Center Corp., 6.250%, 7/1/2029, Call 7/1/2019	160,000	164,864
Yavapai County Industrial Development Authority, RADIAN, 5.250%, 8/1/2021, Call 8/1/2013	200,000	201,716
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2023, Call 7/1/2017	1,950,000	2,065,713
Yuma Municipal Property Corp., XLCA, 5.000%, 7/1/2025, Call 7/1/2017	1,000,000	1,043,490

		16,412,455

Arkansas — 1.1%
Independence County Public Health Education & Housing Facilities Board, 5.300%, 6/1/2025, Call 6/1/2020	1,250,000	1,275,288

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Arkansas (continued)
Independence County Public Health Education & Housing Facilities Board, 5.625%, 6/1/2027, Call 6/1/2020	$ 1,250,000	$ 1,281,512
University of Arkansas, GO, 4.000%, 11/1/2029, Call 11/1/2021	1,740,000	1,752,946
University of Arkansas, GO, 4.625%, 11/1/2036, Call 11/1/2021	1,800,000	1,852,110

		6,161,856

California — 8.9%
ABC Unified School District, MBIA, 5.000%, 2/1/2021	500,000	540,065
Anaheim Public Financing Authority, AMBAC, 4.500%, 10/1/2015	350,000	381,594
Bellevue Union School District, AGM, 0.000%, 8/1/2030 (4)	585,000	172,686
Bellevue Union School District, AGM, 0.000%, 8/1/2031 (4)	615,000	167,274
Bellevue Union School District, AGM, 0.000%, 8/1/2032 (4)	645,000	161,360
California Health Facilities Financing Authority, 5.150%, 11/15/2040, Call 11/15/2020	3,325,000	3,346,513
California Infrastructure & Economic Development Bank, 5.750%, 2/1/2039, Call 2/1/2015	600,000	627,624
California Infrastructure & Economic Development Bank, 6.250%, 2/1/2039, Call 2/1/2015	450,000	482,931
California Statewide Communities Development Authority, 5.000%, 8/15/2021, Call 8/15/2016	80,000	83,044
Cawelo Water District, CIFG, 4.125%, 5/1/2020, Call 5/1/2017	425,000	427,006
Cayucos Elementary School District, XLCA, 0.000%, 8/1/2016, Call 8/1/2015	110,000	93,828
Cayucos Elementary School District, XLCA, 0.000%, 8/1/2017, Call 8/1/2015	155,000	124,166
Central Union High School District-Imperial County, NATL-RE, 4.000%, 8/1/2019, Call 8/1/2015	670,000	640,594
City & County of San Francisco, 4.625%, 6/15/2030, Call 6/15/2015	350,000	354,148
City of Madera, 5.750%, 1/1/2026, Call 1/1/2020	1,550,000	1,611,101
City of Madera, 6.500%, 1/1/2040, Call 1/1/2020	1,500,000	1,586,610
Delhi Unified School District, AMBAC, 0.000%, 8/1/2019	645,000	440,980
El Rancho Unified School District, AMBAC, 0.000%, 11/1/2017	245,000	193,878

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Fontana Unified School District, 0.000%, 12/1/2012	$ 1,500,000	$ 1,485,825
Fresno Unified School District, MBIA, 5.300%, 2/1/2014	290,000	313,261
Fresno Unified School District, MBIA, 5.800%, 2/1/2014	125,000	136,488
Fresno Unified School District, MBIA, 6.000%, 8/1/2026	1,400,000	1,612,884
Hueneme Elementary School District, NATL-RE FGIC, 0.000%, 8/1/2015	205,000	183,707
Hueneme Elementary School District, NATL-RE FGIC, 0.000%, 8/1/2017	210,000	163,552
Imperial Community College District, AGC, 0.000%, 8/1/2028	330,000	113,223
Inland Valley Development Agency, 4.000%, 3/1/2014 (3)	1,500,000	1,535,310
Jurupa Community Services District, 5.000%, 9/1/2029, Call 9/1/2020	375,000	392,400
Lake Tahoe Unified School District, NATL-RE FGIC, 0.000%, 8/1/2016	575,000	494,500
Lake Tahoe Unified School District, NATL-RE FGIC, 0.000%, 8/1/2017	650,000	525,031
Lakeside Union School District/San Diego County, AGC, 0.000%, 9/1/2027	295,000	124,304
Los Alamitos Unified School District, 0.000%, 9/1/2016 (4)	2,000,000	1,757,420
Los Angeles Community College District, NATL-RE FGIC, 5.000%, 8/1/2032, Call 8/1/2017	475,000	489,654
Los Angeles Unified School District, 5.000%, 7/1/2024, Call 7/1/2019	225,000	249,527
Los Angeles Unified School District, 5.200%, 7/1/2029, Call 7/1/2019	480,000	519,662
Merced Redevelopment Agency, AMBAC, 0.000%, 12/1/2021	1,035,000	531,379
Murrieta Valley Unified School District Public Financing Authority, NATL-RE FGIC, 0.000%, 9/1/2020	500,000	324,765
Orchard School District, NATL-RE FGIC, 0.000%, 8/1/2023	590,000	310,735
Oxnard School District, MBIA, 5.750%, 8/1/2022, Call 2/1/2022	100,000	111,436
Palo Alto Unified School District, 0.000%, 8/1/2017	490,000	419,479
Pioneer Union Elementary School District, NATL-RE, 5.000%, 8/1/2021, Call 8/1/2016	315,000	336,552
Pomona Unified School District, MBIA, 6.550%, 8/1/2029	200,000	227,440
Sacramento Unified School District, AGM, 3.210%, 3/1/2014 (3)	2,000,000	2,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

California (continued)
San Diego County Regional Transportation Commission, 1.750%, 4/1/2038, Call 9/1/2011 (3)	$ 3,000,000	$ 3,000,000
San Gorgonio Memorial Health Care District, 6.500%, 8/1/2014	230,000	255,599
San Gorgonio Memorial Health Care District, 6.500%, 8/1/2015	310,000	353,843
San Mateo County Community College District, NATL-RE, 0.000%, 9/1/2025	10,000,000	4,927,700
Santa Barbara County College Elementary School District, 0.000%, 8/1/2026	135,000	60,843
Santa Barbara County College Elementary School District, 0.000%, 8/1/2027	365,000	150,949
Santa Barbara County College Elementary School District, 0.000%, 8/1/2029	335,000	120,788
Santa Barbara County College Elementary School District, 0.000%, 8/1/2031	470,000	152,383
Santa Barbara County College Elementary School District, 0.000%, 8/1/2033	575,000	163,317
Santa Barbara School District, 0.000%, 8/1/2036, Call 8/1/2033	1,450,000	767,891
Santa Monica Community College District, NATL-RE, 0.000%, 8/1/2017, Call 8/1/2015	775,000	606,166
Semitropic Improvement District, XLCA, 5.500%, 12/1/2022, Call 12/1/2014	655,000	706,372
Sierra View Local Health Care District, 3.800%, 7/1/2017	370,000	371,713
Sierra View Local Health Care District, 4.700%, 7/1/2016	250,000	262,508
Sierra View Local Health Care District, 4.875%, 7/1/2018, Call 7/1/2017	650,000	667,673
Sierra View Local Health Care District, 5.250%, 7/1/2022, Call 7/1/2017	1,000,000	1,035,370
Sierra View Local Health Care District, 5.250%, 7/1/2023, Call 7/1/2017	250,000	256,400
State of California, FSA, 2.700%, 8/1/2027 (3)	3,000,000	3,000,000
Tahoe Forest Hospital District, 5.500%, 8/1/2027, Call 8/1/2018	1,345,000	1,446,278
Tahoe Forest Hospital District, 5.500%, 8/1/2035, Call 8/1/2018	1,000,000	1,045,450
Twin Rivers Unified School District, 0.000%, 4/1/2014	1,100,000	1,029,622
University of California, AGM, 5.000%, 5/15/2018, Call 5/15/2013	250,000	268,133

Description	Principal Amount	Value
Municipals (continued)

California (continued)
Vallejo City Unified School District, MBIA, 5.000%, 2/1/2013	$ 100,000	$ 102,613
Vallejo City Unified School District, MBIA, 5.400%, 2/1/2015	275,000	291,162
Vallejo City Unified School District, MBIA, 5.900%, 2/1/2018	50,000	53,883
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2018	350,000	376,845
Vallejo City Unified School District, MBIA, 5.900%, 8/1/2025	725,000	741,958
Walnut Creek Elementary School District Contra Costa County, 0.000%, 9/1/2023	1,560,000	888,701

		48,898,096

Colorado — 5.2%
Arapahoe County Water & Wastewater Public Improvement District, NATL-RE, 5.750%, 12/1/2016, Call 12/1/2012	155,000	164,218
City & County of Denver, XLCA, 5.000%, 11/15/2023, Call 11/15/2015	1,410,000	1,508,756
City of Colorado Springs, 2.000%, 11/1/2037, Call 9/1/2011 (3)	10,000,000	10,000,000
Colorado Educational & Cultural Facilities Authority, 6.000%, 4/1/2021, Call 10/3/2011	225,000	225,043
Colorado Educational & Cultural Facilities Authority, 6.250%, 3/1/2040, Call 3/1/2020	2,000,000	2,128,480
Colorado Educational & Cultural Facilities Authority, 7.400%, 12/1/2038, Call 12/1/2018	500,000	567,835
Colorado Educational & Cultural Facilities Authority, XLCA, 5.250%, 6/1/2024, Call 6/1/2014	750,000	754,110
Colorado Health Facilities Authority, 5.125%, 11/15/2020, Call 11/15/2016 (3)	555,000	605,427
Colorado Health Facilities Authority, 5.125%, 11/15/2022, Call 11/15/2016 (3)	225,000	240,008
Colorado Health Facilities Authority, RADIAN, 5.000%, 5/15/2014	570,000	604,707
Colorado Higher Education, 5.500%, 11/1/2027, Call 11/1/2018	55,000	69,868
Colorado Higher Education, 5.500%, 11/1/2027, Call 11/1/2018	145,000	156,720

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
County of Pueblo, AMBAC, 5.100%, 1/1/2019, Call 10/3/2011	$ 750,000	$ 750,442
Denver City & County School District No. 1, AMBAC, 5.700%, 12/15/2011, Call 10/3/2011	1,650,000	1,655,923
Denver Health & Hospital Authority, 5.500%, 12/1/2019	1,195,000	1,257,905
E-470 Public Highway Authority, 2.930%, 9/1/2014, Call 3/1/2014 (3)	2,000,000	2,004,980
Moffat County School District No. Re001 Craig, AGM, 5.250%, 12/1/2027, Call 12/1/2017	500,000	546,565
Public Authority for Colorado Energy, 5.750%, 11/15/2018	735,000	771,515
Rangely Hospital District, 4.500%, 11/1/2021	2,000,000	1,958,400
Rangely Hospital District, 6.000%, 11/1/2026, Call 11/1/2021	2,000,000	2,129,700
Sand Creek Metropolitan District, XLCA, 5.000%, 12/1/2014, Call 12/1/2013	150,000	156,071
Sand Creek Metropolitan District, XLCA, 5.000%, 12/1/2016, Call 12/1/2013	250,000	256,845
Southlands Metropolitan District No. 1, RADIAN, 4.750%, 12/1/2027, Call 12/1/2017	100,000	79,105

		28,592,623

Connecticut — 0.2%
State of Connecticut, 4.250%, 2/1/2015	750,000	839,370

Delaware — 0.7%
Delaware State Housing Authority, 5.000%, 1/1/2026, Call 7/1/2019 (7)	300,000	306,402
Delaware State Housing Authority, 5.200%, 7/1/2029, Call 7/1/2018	3,315,000	3,428,108
Town of Middletown, NATL-RE, 3.800%, 1/15/2013	300,000	308,460

		4,042,970

District of Columbia — 0.1%
District of Columbia, AGM, 5.000%, 6/1/2022, Call 12/1/2017	250,000	277,333

Florida — 8.5%
Citizens Property Insurance Corp., 5.000%, 6/1/2016	700,000	760,382
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2016	400,000	435,428
Citizens Property Insurance Corp., AGM, 5.000%, 6/1/2017	1,000,000	1,088,130
City of Cape Coral, AMBAC, 3.700%, 10/1/2013	200,000	207,104

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
City of Cape Coral, AMBAC, 5.000%, 10/1/2017, Call 10/1/2016	$ 150,000	$ 165,417
City of Clearwater, 4.500%, 12/1/2032, Call 12/1/2021 (4)	1,800,000	1,820,520
City of Gainesville, AMBAC, 5.500%, 8/1/2017	1,000,000	1,132,560
City of Gulf Breeze, 3.000%, 12/1/2012, Call 10/3/2011 (3)	4,485,000	4,518,593
City of Gulf Breeze, 5.000%, 12/1/2023, Call 12/1/2020	2,000,000	2,183,740
City of Gulf Breeze, FGIC, 6.050%, 12/1/2013, Call 10/3/2011 (3)	1,475,000	1,480,487
City of Lake City, AGM, 4.125%, 7/1/2028, Call 7/1/2020	175,000	176,475
City of Lakeland, 1.310%, 10/1/2014, Call 4/1/2014 (3)	250,000	252,470
City of Niceville, AMBAC, 4.300%, 6/1/2030, Call 6/1/2014	475,000	423,358
City of Sarasota, 4.125%, 10/1/2028, Call 10/1/2021	2,335,000	2,360,872
City of St. Augustine, 5.750%, 10/1/2041, Call 10/1/2021	1,000,000	1,064,430
City of Sunrise, AMBAC, 5.500%, 10/1/2015	125,000	138,366
City of Sunrise, NATL-RE, 0.000%, 10/1/2013	120,000	113,244
City of Sunrise, NATL-RE, 0.000%, 10/1/2020	975,000	655,268
City of Tampa, AMBAC, 0.000%, 4/1/2017	240,000	202,210
Collier County Industrial Development Authority, 4.650%, 9/30/2019, Call 10/1/2011 (3)	180,000	178,087
County of Brevard, AMBAC, 5.000%, 7/1/2014	210,000	226,941
County of Brevard, AMBAC, 5.000%, 7/1/2015	145,000	169,174
County of Brevard, AMBAC, 5.000%, 7/1/2015	355,000	390,255
County of Brevard, AMBAC, 5.000%, 7/1/2016	365,000	435,230
County of Brevard, AMBAC, 5.000%, 7/1/2016	910,000	1,006,560
County of Collier, NATL-RE, 4.250%, 1/1/2022, Call 1/1/2017	300,000	299,736
County of Miami-Dade, 5.000%, 10/1/2028, Call 10/1/2020	2,000,000	2,139,820
County of Miami-Dade, 5.500%, 10/1/2026, Call 10/1/2020	1,900,000	2,059,277
County of Miami-Dade, AGC, 5.000%, 10/1/2029, Call 10/1/2019	400,000	411,216
County of Miami-Dade, AGC, 5.500%, 10/1/2024, Call 10/1/2018 (7)	1,500,000	1,588,980
County of Miami-Dade, BHAC, 6.000%, 10/1/2023, Call 10/1/2018	1,000,000	1,198,250
County of Polk, NATL-RE, 5.000%, 12/1/2016	625,000	690,550

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
County of St. Johns, NATL-RE, 0.000%, 6/1/2021	$ 100,000	$ 61,593
Emerald Coast Utilities Authority, NATL-RE FGIC, 5.250%, 1/1/2026, Call 1/1/2016	1,000,000	1,047,860
Florida Housing Finance Corp., 5.000%, 7/1/2034, Call 7/1/2012 (7)	45,000	45,870
Florida Housing Finance Corp., GNMA/FHLMC/FNMA, 5.000%, 7/1/2028, Call 1/1/2020	990,000	1,070,873
Florida Housing Finance Corp., GNMA/FNMA/FHLMC, 5.250%, 7/1/2028, Call 1/1/2018	760,000	778,354
Florida Hurricane Catastrophe Fund Finance Corp., 5.000%, 7/1/2013	500,000	534,930
Florida Hurricane Catastrophe Fund Finance Corp., 5.000%, 7/1/2014	570,000	625,028
Florida Municipal Power Agency, 5.500%, 10/1/2019	250,000	295,280
Florida State Department of Transportation, FSA, 4.750%, 7/1/2022, Call 7/1/2014	1,500,000	1,586,280
Fort Pierce, AGC, 5.875%, 9/1/2028, Call 9/1/2018	500,000	553,435
Greater Orlando Aviation Authority, FSA, 5.000%, 10/1/2019, Call 10/1/2017 (7)	200,000	217,182
Highlands County Health Facilities Authority, 6.100%, 11/15/2013 (3)	750,000	831,217
Hillsborough County Aviation Authority, NATL-RE, 5.000%, 10/1/2015	200,000	227,192
Hillsborough County Industrial Development Authority, 5.650%, 5/15/2018 (3)	500,000	561,390
Hillsborough County Industrial Development Authority, AMBAC, 5.000%, 3/15/2012 (3)	875,000	894,871
Key West Utility Board, NATL-RE, 5.000%, 10/1/2023, Call 10/1/2016	1,015,000	1,084,649
Lee County Industrial Development Authority, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,066,640
Miami Health Facilities Authority, 4.500%, 11/15/2014, Call 11/15/2013	570,000	606,469
Orange County Health Facilities Authority, 5.250%, 10/1/2035, Call 10/1/2018	300,000	286,962
Polk County Housing Finance Authority, GNMA, 5.000%, 9/1/2029, Call 8/1/2020	150,000	154,116

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Port St. Lucie Community Redevelopment Agency, NATL-RE, 4.000%, 1/1/2015, Call 1/1/2014	$ 200,000	$ 210,836
Port St. Lucie, AGC, 6.250%, 9/1/2027, Call 9/1/2018	500,000	531,020
Putnam County Development Authority, AMBAC, 5.350%, 5/1/2018 (3)	445,000	500,767
St. Johns County School Board, NATL-RE, 5.000%, 7/1/2018, Call 7/1/2016	150,000	162,242
Sunrise Excise Tax & Special Assessment, AMBAC, 5.500%, 10/1/2018	575,000	686,527
Sunrise Excise Tax & Special Assessment, NATL-RE, 0.000%, 10/1/2019	905,000	641,012
Volusia County Educational Facility Authority, AGM, 5.000%, 10/15/2029, Call 10/15/2021	500,000	508,710

		46,744,435

Georgia — 4.2%
Carroll City-County Hospital Authority, County Guarantee, 5.000%, 7/1/2023, Call 7/1/2020	2,790,000	3,038,756
City of Atlanta, 5.000%, 1/1/2018	600,000	685,650
City of Atlanta, NATL-RE FGIC, 5.500%, 11/1/2022	1,000,000	1,148,830
Cobb County Development Authority, AGM, 5.000%, 7/15/2041, Call 7/15/2021	550,000	568,573
County of DeKalb, 4.000%, 12/1/2012	835,000	863,799
County of DeKalb, 4.000%, 1/1/2013	300,000	311,121
County of DeKalb, 4.000%, 12/1/2013	25,000	25,976
County of DeKalb, 4.500%, 12/1/2024, Call 12/1/2015	250,000	252,000
County of DeKalb, 5.000%, 12/1/2014	25,000	27,117
County of DeKalb, AGM, 5.250%, 10/1/2017	200,000	225,624
County of Heard, XLCA, 5.000%, 5/1/2012	500,000	509,800
DeKalb County Building Authority, GO, 3.750%, 12/1/2015	50,000	51,762
DeKalb County Hospital Authority, 6.000%, 9/1/2030, Call 9/1/2020	500,000	510,430
East Point Building Authority, XLCA, 4.500%, 2/1/2025, Call 2/1/2016	500,000	428,260
East Point Building Authority, XLCA, 5.000%, 2/1/2017	575,000	576,593
Gainesville & Hall County Hospital Authority, 4.000%, 2/15/2020	805,000	793,078
Georgia State Environmental Loan Acquisition Corp., 4.000%, 3/15/2021	600,000	646,290

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Georgia (continued)
Georgia State Environmental Loan Acquisition Corp., 5.125%, 3/15/2031, Call 3/15/2021	$ 3,000,000	$ 3,211,110
Jefferson City School District, State Aid Withholding, 5.250%, 2/1/2029, Call 2/1/2021	1,350,000	1,491,142
Main Street Natural Gas, Inc., 5.250%, 9/15/2018	250,000	259,658
Medical Center Hospital Authority, AGC, 6.500%, 8/1/2038, Call 8/1/2018	250,000	272,563
Municipal Electric Authority of Georgia, 4.375%, 11/1/2029, Call 11/1/2020	160,000	161,496
Municipal Electric Authority of Georgia, 5.750%, 1/1/2019, Call 7/1/2018	1,980,000	2,363,269
Puttable Floating Option Tax-Exempt Receipts, FGIC, 2.410%, 7/1/2025, Call 9/1/2011 (3)	2,000,000	2,000,000
Richmond County Hospital Authority, 5.250%, 1/1/2029, Call 1/1/2019	1,150,000	1,137,028
Richmond County Hospital Authority, 5.375%, 1/1/2029, Call 1/1/2019	940,000	941,335
South Georgia Governmental Services Authority, MBIA, 5.000%, 1/1/2020, Call 1/1/2014	300,000	307,584
Spalding County, 6.125%, 9/1/2028, Call 9/1/2018	500,000	568,440

		23,377,284

Hawaii — 0.5%
City & County of Honolulu, NATL-RE FGIC, 5.000%, 7/1/2024, Call 7/1/2015	1,000,000	1,065,670
Hawaii State Department of Budget & Finance, NATL-RE, 4.950%, 4/1/2012	1,750,000	1,781,972

		2,847,642

Idaho — 0.3%
Boise-Kuna Irrigation District, 5.875%, 6/1/2022, Call 6/1/2018	200,000	221,814
Boise-Kuna Irrigation District, 7.375%, 6/1/2034, Call 6/1/2018	340,000	381,946
Idaho Housing & Finance Association, 5.150%, 7/1/2022, Call 1/1/2013 (7)	455,000	458,139
Idaho Housing & Finance Association, 5.150%, 7/1/2023, Call 7/1/2012 (7)	170,000	170,515
Idaho Housing & Finance Association, 5.500%, 7/1/2021, Call 1/1/2012 (7)	75,000	75,292

Description	Principal Amount	Value
Municipals (continued)

Idaho (continued)
Idaho Housing & Finance Association, 5.550%, 7/1/2021, Call 1/1/2012 (7)	$ 250,000	$ 256,327
Idaho Housing & Finance Association, 5.600%, 7/1/2021, Call 1/1/2012 (7)	220,000	220,612

		1,784,645

Illinois — 12.8%
Bryant, 5.900%, 8/1/2023, Call 10/3/2011	680,000	681,788
Chicago Public Building Commission Building, AMBAC, 5.000%, 3/1/2017	115,000	126,860
Chicago Transit Authority, AGC, 5.250%, 6/1/2022, Call 6/1/2018	1,500,000	1,596,000
City of Chicago, FSA, 5.500%, 1/1/2013	435,000	459,403
City of Chicago, NATL-RE, 5.250%, 1/1/2024, Call 1/1/2016	2,025,000	2,123,557
City of Chicago, NATL-RE, 5.530%, 1/1/2020, Call 1/1/2016	1,000,000	1,098,570
City of Quincy, 5.000%, 11/15/2012	185,000	190,347
City of Springfield, NATL-RE, 5.000%, 3/1/2022, Call 3/1/2017	3,500,000	3,729,390
Cook County Community High School District No. 219-Niles Township, FSA, 5.000%, 12/1/2025, Call 12/1/2017	2,605,000	2,742,961
Cook County Community High School District No. 219-Niles Township, NATL-RE, 0.000%, 12/1/2020	35,000	21,962
Cook County School District No. 123-Oak Lawn, NATL-RE, 0.000%, 12/1/2019	1,440,000	998,122
Cook County School District No. 130 Blue Island, XLCA, 4.250%, 6/1/2013	500,000	520,485
Cook County School District No. 144 Prairie Hills, 4.050%, 2/1/2017, Call 10/3/2011	1,295,000	1,299,312
Cook County School District No. 144 Prairie Hills, 4.350%, 2/1/2018, Call 10/3/2011	1,350,000	1,354,536
Cook County School District No. 144 Prairie Hills, 4.550%, 2/1/2019, Call 10/3/2011	1,410,000	1,414,498
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2016 (4)	150,000	126,701
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2028 (4)	2,830,000	986,283
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2029 (4)	2,580,000	830,992
Cook County School District No. 144 Prairie Hills, AGM, 0.000%, 12/1/2030 (4)	2,830,000	842,349

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Cook County School District No. 144 Prairie Hills, AGM, 5.000%, 12/1/2030 (4)	$ 4,250,000	$ 4,192,837
Cook County School District No. 159 Matteson-Richton Park, FSA, 0.000%, 12/1/2016	300,000	256,425
Cook County School District No. 169 Ford Heights, AGC, 5.750%, 12/1/2030, Call 12/1/2021	1,000,000	1,023,200
County of St. Clair, 5.250%, 10/1/2027, Call 10/1/2019	1,150,000	1,238,412
Du Page County School District No. 12 Roselle, NATL-RE, 5.000%, 1/1/2016	440,000	490,486
Illinois Finance Authority, 5.000%, 12/1/2012	415,000	432,401
Illinois Finance Authority, 5.000%, 5/15/2020	250,000	270,477
Illinois Finance Authority, 5.250%, 3/1/2019	250,000	294,245
Illinois Finance Authority, 5.250%, 11/15/2022, Call 11/15/2017	250,000	256,620
Illinois Finance Authority, 5.750%, 11/15/2033, Call 11/15/2017	960,000	961,392
Illinois Finance Authority, 6.000%, 8/15/2041, Call 8/15/2021	1,750,000	1,786,697
Illinois Finance Authority, 6.875%, 10/1/2043, Call 10/1/2021	3,000,000	3,057,600
Illinois Finance Authority, 7.125%, 11/15/2037, Call 5/15/2019	530,000	579,894
Illinois Finance Authority, AGC, 5.250%, 8/15/2019	250,000	276,630
Illinois Finance Authority, AMBAC, 6.250%, 2/1/2033, Call 2/1/2018	75,000	78,614
Illinois Finance Authority, BHAC, 4.875%, 11/1/2018, Call 11/1/2013 (3)(7)	2,255,000	2,315,817
Illinois Finance Authority, NATL-RE, 5.500%, 11/15/2014	150,000	164,249
Illinois Municipal Electric Agency, MBIA, 5.250%, 2/1/2019, Call 2/1/2017	1,000,000	1,115,120
Illinois Municipal Electric Agency, NATL-RE FGIC, 5.250%, 2/1/2024, Call 2/1/2017	1,000,000	1,064,150
Illinois State University, 4.000%, 4/1/2012	325,000	329,924
Kendall, Kane & Will Counties High School District No. 18, FSA, 5.250%, 10/1/2016, Call 10/1/2014	925,000	1,040,246

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Knox & Warren Counties Community Unit School District No. 205 Galesburg, 6.125%, 1/1/2036, Call 1/1/2021	$ 1,435,000	$ 1,524,300
La Salle & Grundy Counties Township High School District No. 160 Seneca, 5.125%, 2/1/2021, Call 10/3/2011	1,000,000	1,003,500
La Salle & Grundy Counties Township High School District No. 160 Seneca, 6.125%, 2/1/2031, Call 10/3/2011	1,000,000	1,008,660
Lake County Community Consolidated School District No. 46-Grayslake, NATL-RE FGIC, 0.000%, 12/1/2018	275,000	214,550
Lake County Community High School District No. 117 Antioch, NATL-RE FGIC, 0.000%, 12/1/2019	100,000	69,538
Lake County Community Unit School District No. 116 Round Lake, XLCA, 4.500%, 1/15/2018, Call 1/15/2015	500,000	521,335
Lake County School District No. 33, XLCA, 0.000%, 12/1/2026	525,000	193,274
Lake County School District No. 33, XLCA, 0.000%, 12/1/2028	335,000	105,545
Lake County School District No. 38 Big Hallow, AMBAC, 0.000%, 2/1/2013	200,000	190,472
Lake County School District No. 38-Big Hallow, AMBAC, 0.000%, 2/1/2021	300,000	177,825
Lake County School District No. 38-Big Hallow, AMBAC, 0.000%, 2/1/2023	100,000	50,264
McHenry & Kane Counties Community Consolidated School District 158, NATL-RE, 0.000%, 1/1/2015	100,000	90,915
McHenry & Kane Counties Community Consolidated School District 158, NATL-RE, 0.000%, 1/1/2017	210,000	173,063
Metropolitan Pier & Exposition Authority, 2.410%, 7/1/2026 (3)(5)(6)	3,000,000	3,000,000
Northern Illinois Municipal Power Agency, NATL-RE, 5.000%, 1/1/2020, Call 1/1/2018	1,500,000	1,637,160
Railsplitter Tobacco Settlement Authority, 5.250%, 6/1/2021	875,000	904,584
Rock Island County Metropolitan Airport Authority, AGC, 5.000%, 12/1/2020 (7)	1,095,000	1,169,208
Rock Island County Metropolitan Airport Authority, AGC, 5.000%, 12/1/2021 (7)	815,000	861,096

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Southern Illinois University, NATL-RE, 0.000%, 4/1/2022	$ 100,000	$ 56,881
St. Louis Regional Airport Authority, 6.000%, 12/1/2024, Call 12/1/2018 (7)	745,000	794,826
State of Illinois, 3.750%, 9/1/2016	500,000	537,880
State of Illinois, 5.000%, 1/1/2015	250,000	278,312
State of Illinois, 5.000%, 1/1/2016	500,000	561,320
State of Illinois, 6.500%, 6/15/2022	250,000	302,967
Stephenson County School District No. 145 Freeport, AMBAC, 0.000%, 1/1/2018	90,000	80,667
Stephenson County School District No. 145 Freeport, AMBAC, 0.000%, 1/1/2018	425,000	341,109
Stephenson-Jo Daviess Counties Community Unit School District No. 200, NATL-RE, 0.000%, 2/1/2016	535,000	441,707
University of Illinois, AMBAC, 5.250%, 4/1/2013	1,060,000	1,131,688
Village of Bolingbrook, AGM, 5.000%, 1/1/2025, Call 1/1/2020	1,425,000	1,512,495
Village of Bridgeview, AMBAC, 5.250%, 1/1/2012, Call 10/3/2011	280,000	280,717
Village of Bridgeview, AMBAC, 5.250%, 1/1/2013, Call 10/3/2011	295,000	295,785
Village of Bridgeview, AMBAC, 5.300%, 1/1/2014, Call 10/3/2011	310,000	310,856
Village of Elwood, RADIAN, 0.000%, 3/1/2024, Call 3/1/2016	250,000	122,138
Village of Elwood, RADIAN, 0.000%, 3/1/2026, Call 3/1/2016	1,000,000	418,770
Village of Franklin Park, AMBAC, 5.000%, 7/1/2016, Call 1/1/2014	1,065,000	1,089,964
Village of Harwood Heights, AGM, 3.400%, 12/1/2015, Call 12/1/2011	235,000	230,354
Village of Hoffman Estates, 5.250%, 12/1/2025, Call 12/1/2018	300,000	324,711
Village of Justice, AMBAC, 0.000%, 1/1/2014	545,000	505,847
Village of Justice, AMBAC, 0.000%, 1/1/2015	345,000	308,271
Village of Maywood, XLCA, 5.000%, 1/1/2021, Call 1/1/2015	385,000	346,315
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2015	155,000	127,987

Description	Principal Amount	Value
Municipals (continued)

Illinois (continued)
Village of Melrose Park, NATL-RE FGIC, 0.000%, 12/15/2019	$ 40,000	$ 25,758
Village of South Chicago Heights, NATL-RE FGIC, 0.000%, 11/1/2016	505,000	435,815
Will County Community School District No. 161 Summit Hill, NATL-RE FGIC, 0.000%, 1/1/2017	750,000	596,235
Will County Community Unit School District No. 201 Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2021	200,000	123,072
Will County Community Unit School District No. 201 Crete-Monee, NATL-RE FGIC, 0.000%, 11/1/2022	250,000	142,875
Will County Community Unit School District No. 209-U Wilmington, NATL-RE, 5.750%, 1/1/2023, Call 1/1/2016	1,025,000	1,125,706
Will County School District No. 114, NATL-RE FGIC, 0.000%, 12/1/2017	870,000	667,673
Will County School District No. 114, NATL-RE FGIC, 0.000%, 12/1/2020	815,000	511,396
Will County Unit School District No. 200-U Beecher, AMBAC, 5.000%, 11/1/2018, Call 11/1/2015	740,000	801,871
Will, Grundy, Livingston, Cook, Kendall, LaSalle & Kankakee Counties Community College District No. 525, 5.750%, 6/1/2023, Call 6/1/2018	315,000	354,170
Will, Grundy, Livingston, Cook, Kendall, LaSalle & Kankakee Counties Community College District No. 525, 5.750%, 6/1/2028, Call 6/1/2018	275,000	301,623

		70,752,602

Indiana — 5.0%
Anderson School Building Corp., AMBAC, 5.000%, 7/15/2026, Call 1/15/2016	680,000	709,682
Carmel Redevelopment Authority, 5.000%, 7/1/2023, Call 7/1/2020	350,000	386,729
Carmel Redevelopment Authority, NATL-RE, 5.000%, 7/1/2021, Call 7/1/2016	200,000	217,816
City of Greenwood, 4.000%, 10/1/2017	225,000	220,597
City of Greenwood, 4.000%, 10/1/2018	25,000	24,309
City of Greenwood, 4.250%, 10/1/2020, Call 10/1/2018	820,000	791,808
City of Greenwood, 4.300%, 10/1/2022, Call 10/1/2018	875,000	838,469
City of Greenwood, 4.625%, 10/1/2024, Call 10/1/2018	520,000	495,674

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Indiana (continued)
Decatur County Hospital Association, AMBAC, 5.000%, 7/15/2015, Call 1/15/2012	$ 220,000	$ 222,026
Dyer Redevelopment Authority Economic Development Lease Rent, CIFG, 5.250%, 7/15/2021, Call 7/15/2015	400,000	426,084
Dyer Redevelopment Authority, CIFG, 5.250%, 7/15/2023, Call 7/15/2015	1,225,000	1,288,577
East Chicago Multi School Building Corp., State Aid Withholding, 6.000%, 7/15/2016	670,000	796,550
Fishers Redevelopment District, 5.125%, 7/15/2026, Call 1/15/2020	1,875,000	2,059,837
Fishers Redevelopment District, 5.250%, 7/15/2023, Call 1/15/2020	1,605,000	1,843,294
Hendricks County Redevelopment District, 6.000%, 1/1/2022, Call 1/1/2016	730,000	753,980
Indiana Development Finance Authority, 4.700%, 10/1/2015, Call 10/1/2015 (3)(7)	550,000	594,539
Indiana Finance Authority, 6.000%, 10/1/2021, Call 10/1/2019	500,000	508,600
Indiana Finance Authority, AMBAC, 0.000%, 6/1/2018	175,000	144,627
Indiana Finance Authority, AMBAC, 4.550%, 12/1/2024, Call 12/1/2016	1,650,000	1,659,834
Indiana Municipal Power Agency, 5.250%, 1/1/2024, Call 1/1/2019	500,000	553,660
Indiana Municipal Power Agency, NATL-RE, 5.000%, 1/1/2037, Call 1/1/2017	1,850,000	1,878,342
Indianapolis Airport Authority, 4.000%, 1/1/2020	255,000	263,938
Indianapolis Airport Authority, 4.000%, 1/1/2021, Call 1/1/2020	150,000	153,191
Indianapolis Local Public Improvement Bond Bank, 5.125%, 1/1/2041, Call 1/1/2021	1,000,000	1,043,990
Lake County Public Library District, AMBAC, 4.500%, 8/1/2017, Call 2/1/2014	1,000,000	1,058,830
Merrillville Multi-School Building Corp., NATL-RE, 0.000%, 1/15/2015	750,000	683,813
North Central Campus School Building Corp., AGM, 5.250%, 7/15/2022, Call 7/15/2018	1,000,000	1,115,520
Porter County Jail Building Corp., AGM, 5.500%, 7/10/2021	200,000	237,088
Municipals (continued)

Indiana (continued)
Puttable Floating Option Tax-Exempt Receipts, NATL-RE, 2.610%, 7/1/2022, Call 9/1/2011 (3)	$ 3,710,000	$ 3,710,000
Rush County Elementary School Building Corp., State Aid Withholding, 5.250%, 7/15/2021, Call 1/15/2019	565,000	649,965
Town of Bargersville, 4.125%, 10/1/2011	2,300,000	2,300,368

		27,631,737

Iowa — 3.0%
Cedar Falls Community School District, 3.000%, 6/1/2012	400,000	405,168
Cedar Rapids Community School District, 4.250%, 7/1/2022, Call 7/1/2017	700,000	713,342
City of Altoona, 5.750%, 6/1/2031, Call 6/1/2018	1,000,000	983,690
City of Coralville, 5.000%, 6/1/2016	2,000,000	2,207,820
City of Coralville, 5.000%, 6/1/2017	3,590,000	3,975,602
City of Coralville, City Appropriation, 5.000%, 6/1/2024, Call 6/1/2017	810,000	831,044
Iowa Finance Authority, GNMA/FNMA/FHLMC, 5.000%, 1/1/2038, Call 1/1/2019	1,365,000	1,481,816
Iowa Higher Education Loan Authority, 4.750%, 5/18/2012	2,500,000	2,501,350
Iowa Higher Education Loan Authority, 6.450%, 5/18/2012	3,400,000	3,435,224

		16,535,056

Kansas — 0.5%
City of Salina, 5.000%, 10/1/2018, Call 4/1/2016	350,000	375,652
Kansas Development Finance Authority, 5.750%, 11/15/2034, Call 11/15/2014	600,000	642,378
Kansas Development Finance Authority, ACA, 5.875%, 4/1/2022, Call 4/1/2012	200,000	170,812
Kansas Development Finance Authority, FSA, 5.250%, 11/1/2028, Call 11/1/2018	350,000	385,886
Sedgwick & Shawnee Counties, GNMA/FNMA, 5.450%, 6/1/2027, Call 6/1/2013 (7)	555,000	566,544
Sedgwick & Shawnee Counties, GNMA/FNMA, 5.750%, 12/1/2037, Call 12/1/2015 (7)	140,000	140,830
Sedgwick & Shawnee Counties, GNMA/FNMA COLL, 5.650%, 12/1/2036, Call 12/1/2014 (7)	475,000	482,609

		2,764,711

Kentucky — 0.9%
City of Pikeville, 3.000%, 3/1/2012	250,000	251,675
City of Pikeville, USDA, 4.000%, 5/1/2013	1,500,000	1,527,855
Kentucky Economic Development Finance Authority, 5.000%, 2/1/2017	1,000,000	1,109,570

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kentucky (continued)
Kentucky Housing Corp., FHA, 5.750%, 7/1/2039, Call 1/1/2019	$ 870,000	$ 901,477
Kentucky State Property & Building Commission, NATL-RE FGIC, 5.000%, 3/1/2022, Call 3/1/2017	1,100,000	1,195,436
Kentucky State Property & Buildings Commission, MBIA, 5.000%, 8/1/2018	205,000	241,426

		5,227,439

Louisiana — 0.9%
Louisiana Housing Finance Agency, GNMA/FNMA/FHLMC, 4.750%, 6/1/2027, Call 6/1/2020	1,235,000	1,314,843
Louisiana Housing Finance Agency, GNMA/FNMA/FHLMC, 6.550%, 6/1/2040, Call 6/1/2018	1,240,000	1,337,799
Louisiana Local Government Environmental Facilities & Community Development Authority, AGM, 4.900%, 7/1/2041, Call 7/1/2021	500,000	509,730
Louisiana Public Facilities Authority, 2.875%, 11/1/2015	800,000	824,200
Louisiana Public Facilities Authority, 7.000%, 12/1/2011, Call 12/1/2011 (3)	500,000	505,965
State of Louisiana, CIFG, 5.000%, 7/15/2017, Call 7/15/2016	250,000	292,380

		4,784,917

Maryland — 0.8%
Maryland Community Development Administration, 6.000%, 3/1/2041, Call 3/1/2016 (7)	115,000	123,853
Maryland Health & Higher Educational Facilities Authority, 5.750%, 7/1/2034, Call 7/1/2021	750,000	776,678
Maryland Health & Higher Educational Facilities Authority, 6.000%, 1/1/2026, Call 1/1/2022 (4)	1,000,000	1,030,150
Maryland Health & Higher Educational Facilities Authority, 6.125%, 1/1/2036, Call 1/1/2022 (4)	1,405,000	1,389,966
Maryland Health & Higher Educational Facilities Authority, 6.250%, 1/1/2031, Call 1/1/2022 (4)	1,250,000	1,277,512

		4,598,159

Massachusetts — 1.3%
Massachusetts Educational Financing Authority, 4.000%, 1/1/2016	635,000	674,287

Description	Principal Amount	Value
Municipals (continued)

Massachusetts (continued)
Massachusetts Educational Financing Authority, 4.750%, 1/1/2016	$ 460,000	$ 502,509
Massachusetts Educational Financing Authority, 5.000%, 1/1/2017	595,000	657,398
Massachusetts Educational Financing Authority, 5.100%, 1/1/2018 (7)	270,000	288,600
Massachusetts Educational Financing Authority, 5.250%, 1/1/2019	910,000	1,005,195
Massachusetts Health & Educational Facilities Authority, 5.000%, 7/1/2024, Call 7/1/2019	3,105,000	3,328,808
Massachusetts Municipal Wholesale Electric Co., NATL-RE, 5.250%, 7/1/2013, Call 1/1/2012	500,000	511,835
Route 3 North Transit Improvement Association, NATL-RE, 5.000%, 6/15/2012, Call 10/3/2011	400,000	401,184

		7,369,816

Michigan — 5.8%
Allen Park Brownfield Redevelopment Authority, AMBAC, 4.250%, 5/1/2016	300,000	274,374
Alpena General Hospital, AMBAC, 5.200%, 11/1/2014, Call 11/1/2011	350,000	350,907
Alpena General Hospital, AMBAC, 5.250%, 11/1/2015, Call 11/1/2011	375,000	376,035
Battle Creek School District, AGM Q-SBLF, 5.250%, 5/1/2021, Call 5/1/2017	1,125,000	1,271,273
Berrien Springs Public Schools, NATL-RE, 4.250%, 5/1/2016, Call 5/1/2015	560,000	592,788
City of Detroit, 6.500%, 7/1/2024, Call 7/1/2019	350,000	395,934
City of Detroit, AGM, 5.000%, 7/1/2012	65,000	66,801
City of Detroit, AGM, 5.000%, 4/1/2017, Call 10/3/2011	50,000	50,013
City of Detroit, AGM, 5.500%, 7/1/2015	110,000	123,784
City of Detroit, NATL-RE, 0.000%, 9/30/2014	125,000	112,654
City of Detroit, NATL-RE, 5.000%, 7/1/2016 (3)	725,000	808,883
City of Detroit, NATL-RE, 5.250%, 7/1/2022, Call 7/1/2017 (3)	1,100,000	1,160,764
City of Detroit, NATL-RE, 6.000%, 7/1/2014	300,000	333,339
City of Warren, NATL-RE, 4.200%, 10/1/2018, Call 10/1/2015	250,000	261,603
Cook & Thorburn Drain District, 3.700%, 5/1/2021, Call 5/1/2019	245,000	259,742

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
County of Ottawa, NATL-RE, 5.000%, 8/1/2023, Call 8/1/2017	$ 1,030,000	$ 1,137,130
Detroit City School District, FGIC Q-SBLF, 5.250%, 5/1/2013	500,000	526,525
East Grand Rapids Public School District, AGM Q-SBLF, 5.000%, 5/1/2019, Call 5/1/2014	2,155,000	2,300,398
Ferndale Public Schools, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019, Call 5/1/2014	485,000	508,401
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2026, Call 5/1/2021	1,770,307	1,770,307
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2027, Call 5/1/2021 (4)	600,000	649,044
Hartland Consolidated Schools, AGM Q-SBLF, 5.250%, 5/1/2028, Call 5/1/2021 (4)	1,575,000	1,692,101
Jackson County Hospital Finance Authority, AGC, 4.500%, 6/1/2026, Call 6/1/2020	565,000	572,300
Kent Hospital Finance Authority, 5.000%, 11/15/2029, Call 11/15/2021	1,000,000	1,024,010
Lansing Board of Water & Light, 5.000%, 7/1/2037, Call 7/1/2021	1,000,000	1,044,120
Marquette Board of Light & Power, 4.000%, 7/1/2012	325,000	332,150
Michigan Finance Authority, 3.000%, 6/1/2012	2,340,000	2,359,211
Michigan Public Educational Facilities Authority, 5.250%, 6/1/2015	235,000	237,439
Michigan Public Educational Facilities Authority, 6.000%, 6/1/2020	380,000	379,958
Michigan Public Power Agency, NATL-RE, 5.250%, 1/1/2014	250,000	272,125
Michigan Public Power Agency, NATL-RE, 5.250%, 1/1/2017	375,000	426,656
Michigan Strategic Fund, AMBAC, 4.850%, 9/1/2011 (3)	3,000,000	3,000,000
Pontiac, CIFG, 5.000%, 5/1/2017, Call 5/1/2016	300,000	320,748
Southgate Community School District, NATL-RE FGIC Q-SBLF, 5.000%, 5/1/2019, Call 5/1/2015	1,000,000	1,064,030
State of Michigan, FSA, 5.250%, 9/15/2021, Call 9/15/2017	2,000,000	2,238,140
Warren Consolidated School District, FSA, 5.000%, 5/1/2015	325,000	368,628
Wayland Union School District, AGM Q-SBLF, 5.250%, 5/1/2019, Call 5/1/2018	400,000	453,380

Description	Principal Amount	Value
Municipals (continued)

Michigan (continued)
Wayne State University, AGM, 5.000%, 11/15/2025, Call 11/15/2018	$ 515,000	$ 539,663
Wyandotte, NATL-RE, 4.500%, 10/1/2014 (7)	600,000	631,056
Wyandotte, NATL-RE, 5.000%, 10/1/2013 (7)	600,000	628,818
Zeeland Public Schools, NATL-RE, 5.250%, 5/1/2020, Call 5/1/2014	300,000	319,764
Zeeland Public Schools, NATL-RE, 5.250%, 5/1/2021, Call 5/1/2014	650,000	689,559

		31,924,555

Minnesota — 0.4%
City of Minneapolis, AGC, 6.500%, 11/15/2038, Call 11/15/2018	950,000	1,055,697
City of Northfield, 5.500%, 11/1/2015	900,000	968,607
Minneapolis & St. Paul Housing & Redevelopment Authority, 5.250%, 8/15/2025, Call 8/15/2020	275,000	300,404

		2,324,708

Mississippi — 0.3%
Mississippi Development Bank, AGM, 5.375%, 7/1/2036, Call 7/1/2021	250,000	253,313
Mississippi Home Corp., GNMA/FNMA/FHLMC, 6.750%, 6/1/2039, Call 6/1/2018	535,000	582,037
Rankin County School District, FSA, 5.000%, 10/1/2014	730,000	828,973

		1,664,323

Missouri — 3.0%
Cass County, 5.000%, 5/1/2015	450,000	465,282
City of Des Peres, AMBAC, 5.250%, 2/1/2018, Call 2/1/2015	380,000	422,678
City of Sikeston, NATL-RE, 6.000%, 6/1/2015	900,000	970,578
City of St. Louis, AGM, 5.000%, 7/1/2020, Call 7/1/2017	1,885,000	2,021,323
City of St. Louis, NATL-RE, 4.000%, 7/1/2014	75,000	79,006
Jackson County, AMBAC, 5.000%, 12/1/2018, Call 12/1/2016	1,000,000	1,114,150
Kansas City Industrial Development Authority, 4.000%, 9/1/2014	1,115,000	1,124,366
Missouri Development Finance Board, 6.000%, 4/1/2027, Call 4/1/2013	650,000	666,179
Missouri Development Finance Board, 6.750%, 4/1/2029, Call 10/1/2013	200,000	209,756
Missouri Highway & Transportation Commission, 5.250%, 5/1/2021, Call 5/1/2017	500,000	585,850
Missouri Housing Development Commission, 5.000%, 11/1/2027, Call 11/1/2019	1,005,000	1,086,696

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Missouri (continued)
Missouri Housing Development Commission, GNMA/FNMA/COLL, 5.200%, 9/1/2031, Call 3/1/2019	$ 210,000	$ 218,171
Missouri Housing Development Commission, GNMA/FNMA/FHLMC, 5.700%, 9/1/2038, Call 9/1/2017 (7)	140,000	148,649
Missouri Joint Municipal Electric Utility Commission, NATL-RE, 5.000%, 1/1/2017, Call 1/1/2016	500,000	527,745
Missouri State Environmental Improvement & Energy Resources Authority, 5.750%, 1/1/2029, Call 1/1/2019	750,000	886,222
Missouri State Health & Educational Facilities Authority, 3.000%, 2/15/2015	1,785,000	1,771,131
Missouri State Health & Educational Facilities Authority, 3.250%, 2/15/2016	390,000	385,698
Missouri State Health & Educational Facilities Authority, 3.500%, 2/15/2017	1,430,000	1,405,618
Missouri State Health & Educational Facilities Authority, 3.750%, 2/15/2018	1,000,000	979,230
Missouri State Health & Educational Facilities Authority, AGM, 5.000%, 11/15/2015	750,000	846,788
Springfield Public Building Corp., AMBAC, 5.000%, 7/1/2014 (7)	225,000	245,806
St. Louis Municipal Finance Corp., AGC, 0.000%, 7/15/2021	800,000	513,416

		16,674,338

Montana — 0.3%
County of Yellowstone, 5.250%, 9/1/2034, Call 9/1/2017	1,400,000	1,482,404

Nebraska — 0.2%
City of O’Neill, 6.250%, 9/1/2012	130,000	131,789
Lancaster County Hospital Authority No. 1, 5.500%, 1/1/2030, Call 1/1/2020	1,000,000	1,044,690

		1,176,479

Nevada — 1.4%
City of Henderson, NATL-RE, 5.000%, 6/1/2023, Call 6/1/2015	500,000	522,280
Clark County School District, AMBAC, 5.000%, 6/15/2019, Call 6/15/2017	1,600,000	1,783,712
County of Washoe, 5.500%, 2/1/2028, Call 2/1/2019	1,000,000	1,083,260
Las Vegas Convention & Visitors Authority, AMBAC, 5.250%, 7/1/2013	300,000	317,436

Description	Principal Amount	Value
Municipals (continued)

Nevada (continued)
Las Vegas Valley Water District, AGM, 5.000%, 6/1/2028, Call 6/1/2016	$ 2,565,000	$ 2,652,133
Nevada Housing Division, 5.400%, 4/1/2031, Call 10/3/2011 (7)	290,000	305,463
Nevada Housing Division, FHA, 5.550%, 4/1/2031, Call 10/3/2011 (7)	400,000	401,248
Reno-Sparks Indian Colony, 4.250%, 6/1/2014	515,000	513,223

		7,578,755

New Hampshire — 0.3%
New Hampshire Housing Finance Authority, 4.500%, 1/1/2029, Call 7/1/2020	1,490,000	1,599,888

New Jersey — 0.6%
City of Atlantic City, NATL-RE, 5.000%, 8/15/2014	350,000	388,433
Essex County Improvement Authority, AMBAC, 5.250%, 12/15/2018	150,000	176,841
New Jersey Economic Development Authority, 1.910%, 2/1/2016, Call 8/1/2015 (3)	1,000,000	1,012,160
New Jersey Housing & Mortgage Finance Agency, AGM, 5.050%, 11/1/2013, Call 1/1/2012	1,450,000	1,462,963
New Jersey State Housing & Mortgage Finance Agency, 5.000%, 10/1/2033, Call 4/1/2013 (7)	35,000	34,984

		3,075,381

New Mexico — 1.0%
City of Farmington, 4.700%, 9/1/2024, Call 11/1/2020	2,000,000	1,992,300
New Mexico Mortgage Finance Authority, 5.950%, 3/1/2032, Call 10/3/2011 (7)	210,000	211,615
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 5.650%, 9/1/2039, Call 3/1/2019	950,000	1,026,342
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC, 6.000%, 9/1/2039, Call 3/1/2019	680,000	735,454
New Mexico Mortgage Finance Authority, GNMA/FNMA/FHLMC COLL, 5.350%, 3/1/2030, Call 9/1/2020	1,500,000	1,602,525

		5,568,236

New York — 2.0%
City of New York, 5.000%, 8/1/2032, Call 8/1/2021	5,000,000	5,426,650
County of Monroe, MBIA, 6.000%, 3/1/2015	225,000	260,595
Metropolitan Transportation Authority, NATL-RE, 5.000%, 11/15/2024, Call 11/15/2016	100,000	110,507

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

New York (continued)
Monroe County Airport Authority, NATL-RE, 5.250%, 1/1/2014 (7)	$ 100,000	$ 103,432
New York City Municipal Water Finance Authority, 5.000%, 6/15/2043, Call 6/15/2021	1,000,000	1,058,600
New York City Transitional Finance Authority, NATL-RE FGIC, 5.000%, 7/15/2024, Call 1/15/2017	425,000	464,346
New York Liberty Development Corp., 5.000%, 10/1/2015	250,000	278,235
New York State Dormitory Authority, 5.000%, 3/15/2034, Call 3/15/2021	3,000,000	3,225,810
New York State Dormitory Authority, 5.250%, 7/1/2012	250,000	256,150

		11,184,325

North Carolina — 1.5%
Board of Governors of the University of North Carolina, AMBAC, 5.375%, 4/1/2017, Call 10/1/2012	40,000	42,179
City of Charlotte, 5.000%, 7/1/2020 (7)	500,000	548,115
City of Charlotte, 5.000%, 7/1/2022, Call 7/1/2020 (7)	150,000	159,785
City of Greensboro, 5.250%, 4/1/2031, Call 4/1/2020	1,000,000	1,075,630
North Carolina Eastern Municipal Power Agency, 4.200%, 1/1/2019	1,710,000	1,890,029
North Carolina Eastern Municipal Power Agency, 6.000%, 1/1/2022	100,000	122,660
North Carolina Eastern Municipal Power Agency, AGC, 6.000%, 1/1/2019	500,000	576,235
North Carolina Eastern Municipal Power Agency, AMBAC, 5.000%, 1/1/2016	500,000	564,860
North Carolina Housing Finance Agency, 4.650%, 7/1/2021, Call 7/1/2016 (3)(7)	1,960,000	1,975,954
Raleigh Durham Airport Authority, 4.250%, 5/1/2030, Call 5/1/2020	1,000,000	1,005,710
Raleigh Durham Airport Authority, 5.000%, 5/1/2036, Call 5/1/2020	350,000	365,214

		8,326,371

North Dakota — 0.5%
North Dakota State Housing Finance Agency, 5.250%, 1/1/2029, Call 7/1/2019	2,315,000	2,504,807

Ohio — 0.4%
Buckeye Local School District/Jefferson County, AMBAC, 3.750%, 12/1/2011	245,000	246,769
City of Cleveland, AGC, 5.000%, 10/1/2017	425,000	492,520

Description	Principal Amount	Value
Municipals (continued)

Ohio (continued)
City of Youngstown, AMBAC, 4.250%, 12/1/2025, Call 12/1/2016	$ 300,000	$ 239,097
County of Hamilton, AGM, 4.000%, 6/1/2014	685,000	727,121
County of Hamilton, NATL-RE FGIC, 5.250%, 5/15/2015, Call 5/15/2014	200,000	212,236
Hilliard School District, 0.000%, 12/1/2019	235,000	185,389
Richland County, AGC, 6.000%, 12/1/2028, Call 12/1/2018	250,000	283,987

		2,387,119

Oklahoma — 0.2%
Cleveland County Justice Authority, 5.750%, 3/1/2029, Call 3/1/2015	650,000	688,155
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC, 4.500%, 9/1/2024, Call 3/1/2020	60,000	63,681
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC, 6.500%, 9/1/2038, Call 9/1/2018	390,000	416,926
Oklahoma Housing Finance Agency, GNMA/FNMA/FHLMC COLL, 5.250%, 9/1/2029, Call 3/1/2019	145,000	153,549

		1,322,311

Oregon — 0.2%
County of Gilliam, 2.000%, 10/1/2018	1,000,000	1,000,000

Pennsylvania — 2.3%
Allegheny County Hospital Development Authority, 5.000%, 6/15/2018, Call 6/15/2014	150,000	161,367
Central Bradford Progress Authority, 5.375%, 12/1/2041, Call 12/1/2021 (4)	500,000	508,425
Delaware County Industrial Development Authority, 5.000%, 8/15/2020	1,500,000	1,485,045
Erie County Hospital Authority, USDA, 3.000%, 12/1/2012, Call 12/1/2011	4,000,000	4,005,840
Harrisburg Authority, AGM, 5.000%, 12/1/2013 (3)	2,025,000	2,023,582
Harrisburg Authority, AGM, 5.250%, 12/1/2013 (3)	2,000,000	1,998,500
Pennsylvania Higher Education Assistance Agency, NATL-RE, 4.000%, 12/15/2011, Call 11/1/2011	300,000	301,428
Pennsylvania Industrial Development Authority, AMBAC, 5.500%, 7/1/2014, Call 7/1/2012	1,925,000	2,018,016

		12,502,203

Puerto Rico — 0.5%
Puerto Rico Electric Power Authority, 5.250%, 7/1/2028, Call 7/1/2020	400,000	407,604

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, NATL-RE, 5.500%, 7/1/2013	$ 170,000	$ 174,498
Puerto Rico Public Finance Corp., 5.750%, 2/1/2012, Call 2/1/2012 (3)	2,000,000	2,029,300

		2,611,402

Rhode Island — 0.8%
City of Woonsocket, AMBAC, 5.000%, 3/1/2013	100,000	99,477
City of Woonsocket, AMBAC, 5.000%, 3/1/2014	500,000	491,195
Providence Public Buildings Authority, AMBAC, 5.500%, 12/15/2012, Call 10/3/2011	525,000	530,812
Rhode Island Housing & Mortgage Finance Corp., 5.400%, 10/1/2047, Call 4/1/2017 (7)	690,000	682,403
Rhode Island Student Loan Authority, 3.950%, 12/1/2017	250,000	255,962
Rhode Island Student Loan Authority, 4.200%, 12/1/2018, Call 12/1/2017	600,000	612,852
Rhode Island Student Loan Authority, 4.250%, 12/1/2020, Call 12/1/2017	500,000	497,330
Rhode Island Student Loan Authority, 4.500%, 12/1/2021, Call 12/1/2017	1,000,000	1,004,800

		4,174,831

South Carolina — 2.1%
County of Florence, 5.000%, 11/1/2025, Call 11/1/2020	2,000,000	2,101,800
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 4/1/2013	2,490,000	2,599,286
Orangeburg Joint Governmental Action Authority, NATL-RE, 5.000%, 10/1/2014	150,000	158,687
Piedmont Municipal Power Agency, AGM, 5.000%, 1/1/2030, Call 7/1/2021	450,000	470,583
Piedmont Municipal Power Agency, AGM, 5.750%, 1/1/2034, Call 7/1/2021	1,000,000	1,076,860
South Carolina State Housing Finance & Development Authority, 5.000%, 1/1/2028, Call 7/1/2019	470,000	509,522
South Carolina State Housing Finance & Development Authority, AGM, 5.500%, 7/1/2037, Call 7/1/2016 (7)	1,715,000	1,772,504
South Carolina State Housing Finance & Development Authority, AMBAC, 5.000%, 7/1/2035, Call 1/1/2015 (7)	175,000	177,991
South Carolina State Public Service Authority, 5.500%, 1/1/2038, Call 1/1/2019	1,000,000	1,072,010

Description	Principal Amount	Value
Municipals (continued)

South Carolina (continued)
South Carolina Transportation Infrastructure Bank, AMBAC, 5.250%, 10/1/2020	$ 250,000	$ 296,552
South Carolina Transportation Infrastructure Bank, XLCA, 5.000%, 10/1/2022, Call 10/1/2016	150,000	161,087
St. Peters Parish-Jasper County Public Facilities Corp., AGM, 5.000%, 4/1/2031, Call 4/1/2021	900,000	911,583
St. Peters Parish-Jasper County Public Facilities Corp., AGM, 5.250%, 4/1/2044, Call 4/1/2021	500,000	503,345

		11,811,810

South Dakota — 0.8%
City of Rapid City, 6.750%, 12/1/2031, Call 12/1/2019	500,000	541,585
City of Rapid City, 7.000%, 12/1/2035, Call 12/1/2019	750,000	819,473
South Dakota Health & Educational Facilities Authority, 5.000%, 11/1/2024, Call 11/1/2019	1,000,000	1,047,660
South Dakota Health & Educational Facilities Authority, AMBAC, 5.000%, 8/1/2022, Call 8/1/2017	980,000	1,079,705
South Dakota Health & Educational Facilities Authority, AMBAC, 5.250%, 7/1/2022, Call 7/1/2012	250,000	254,615
South Dakota Housing Development Authority, 3.750%, 5/1/2018	500,000	523,370

		4,266,408

Tennessee — 0.6%
Blount County Public Building Authority, 0.780%, 6/1/2032, Call 9/1/2011 (3)	2,000,000	2,000,000
Metropolitan Nashville Airport Authority, 5.000%, 7/1/2017	435,000	497,853
Tennessee Housing Development Agency, 5.000%, 1/1/2027, Call 7/1/2019	1,000,000	1,085,120

		3,582,973

Texas — 4.9%
Alamo Community College Distric, AGM-CR FGIC, 5.000%, 8/15/2021, Call 8/15/2017	200,000	228,038
Bexar County Health Facilities Development Corp., 5.450%, 7/1/2019	100,000	101,839
Brazos River Authority, FGIC, 4.250%, 3/1/2014, Call 3/1/2014 (3)	885,000	933,055
Brazos River Authority, FGIC, 4.250%, 12/1/2017, Call 6/1/2014 (3)	290,000	299,753
Capital Area Cultural Education Facilities Finance Corp., 4.000%, 4/1/2012	345,000	348,098

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
Capital Area Cultural Education Facilities Finance Corp., 5.000%, 4/1/2019	$ 1,000,000	$ 1,063,380
Capital Area Cultural Education Facilities Finance Corp., 5.250%, 4/1/2021, Call 4/1/2020	400,000	423,456
Central Texas Regional Mobility Authority, 0.000%, 1/1/2025	1,000,000	434,900
City of Conroe, MBIA, 5.500%, 3/1/2022, Call 3/1/2017	100,000	113,642
City of El Paso, NATL-RE FGIC, 5.000%, 8/15/2020, Call 8/15/2015	135,000	147,857
City of Galveston, 4.250%, 5/1/2014	290,000	305,077
City of Keller, NATL-RE, 5.000%, 2/15/2022, Call 2/15/2014	250,000	263,980
City of Killeen, 4.625%, 8/1/2034, Call 8/1/2020	1,610,000	1,643,520
County of Wise, 8.000%, 8/15/2034, Call 8/15/2021	3,000,000	3,131,340
Dallas County Cities Municipal Utility District, 3.500%, 8/1/2023, Call 8/1/2020	405,000	421,034
Dallas County Cities Municipal Utility District, 3.600%, 8/1/2025, Call 8/1/2020	1,220,000	1,247,060
Dallas County Cities Municipal Utility District, 4.000%, 8/1/2026, Call 8/1/2020	50,000	52,014
Dallas County Cities Municipal Utility District, 4.000%, 8/1/2027, Call 8/1/2020	340,000	350,533
Dallas-Fort Worth International Airport Facilities Improvement Corp., FSA, 5.500%, 11/1/2018, Call 11/1/2013 (7)	100,000	105,406
Dallas-Fort Worth International Airport Facilities Improvement Corp., MBIA, 5.875%, 11/1/2017, Call 11/1/2011 (7)	115,000	115,814
Dallas-Fort Worth International Airport Facilities Improvement Corp., XLCA, 6.125%, 11/1/2018, Call 10/3/2011 (7)	805,000	807,632
Denton Independent School District, PSF, 2.440%, 8/15/2022, Call 8/15/2016 (3)	3,000,000	3,000,000
Forney Independent School District, PSF, 6.000%, 8/15/2037, Call 8/15/2018	340,000	389,045
La Vernia Higher Education Finance Corp., 4.375%, 8/15/2015	200,000	204,832
La Vernia Higher Education Finance Corp., 4.750%, 8/15/2016	180,000	186,322

Description	Principal Amount	Value
Municipals (continued)

Texas (continued)
La Vernia Higher Education Finance Corp., 5.000%, 8/15/2017	$ 150,000	$ 157,455
La Vernia Higher Education Finance Corp., 5.000%, 8/15/2018	150,000	156,331
La Vernia Higher Education Finance Corp., 5.125%, 8/15/2019	100,000	104,404
Little Elm Independent School District, PSF, 5.000%, 8/15/2020, Call 8/15/2016	1,145,000	1,301,808
Lower Colorado River Authority, BHAC, 5.250%, 5/15/2028, Call 5/15/2018	550,000	593,664
Mission Economic Development Corp., 1.150%, 10/3/2011 (3)	200,000	200,004
North Texas Tollway Authority, 0.000%, 9/1/2037, Call 9/1/2031	500,000	93,865
North Texas Tollway Authority, 0.000%, 9/1/2043, Call 9/1/2031	250,000	29,568
North Texas Tollway Authority, 5.750%, 1/1/2038, Call 1/1/2018	150,000	148,960
North Texas Tollway Authority, 6.125%, 1/1/2031, Call 1/1/2016	250,000	259,605
North Texas Tollway Authority, AGC, 5.750%, 1/1/2038, Call 1/1/2019	1,350,000	1,425,708
Port of Houston Authority, MBIA, 5.100%, 10/1/2026, Call 10/3/2011 (7)	250,000	250,210
Port of Houston Authority, NATL-RE, 5.000%, 10/1/2024, Call 10/1/2016 (7)	1,300,000	1,382,381
Potter County Industrial Development Corp., AMBAC, 5.750%, 9/1/2016, Call 10/3/2011	235,000	235,327
Sam Rayburn Municipal Power Agency, RADIAN, 5.750%, 10/1/2021, Call 10/1/2012	215,000	217,275
San Antonio Facilities Corp., 5.000%, 8/15/2036, Call 8/15/2021	500,000	514,595
San Antonio Facilities Corp., 5.000%, 8/15/2041, Call 8/15/2021	500,000	510,595
Texas Public Finance Authority, 5.000%, 7/1/2019, Call 7/1/2014	1,600,000	1,774,624
Texas Public Finance Authority, NATL-RE, 4.375%, 11/1/2011	500,000	502,510
Texoma Area Solid Waste Authority, 4.000%, 2/15/2018	250,000	268,025
University of Houston, AMBAC, 5.000%, 2/15/2022, Call 2/15/2015	500,000	541,655

		26,986,196

Utah — 1.2%
City of Eagle Mountain City, AGM, 2.000%, 6/1/2014	565,000	575,899

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Utah (continued)
City of Eagle Mountain City, AGM, 2.250%, 6/1/2013	$ 605,000	$ 616,610
City of Herriman, 5.750%, 11/1/2027, Call 5/1/2013	350,000	362,579
Grand County School District, School Bond Gty, 5.250%, 7/1/2026, Call 7/1/2018	500,000	566,585
Utah Associated Municipal Power Systems, AGM, 5.250%, 4/1/2015, Call 4/1/2013	100,000	105,650
Utah Infrastructure Agency, AGM, 5.400%, 10/15/2036, Call 10/15/2021	1,000,000	1,032,180
Utah State Board of Regents, 5.000%, 8/1/2031, Call 8/1/2020	2,485,000	2,588,177
Utah Water Finance Agency, AMBAC, 5.250%, 7/1/2014, Call 7/1/2012	1,000,000	1,025,760

		6,873,440

Virgin Islands — 0.3%
Virgin Islands Public Finance Authority, 5.000%, 10/1/2017	1,440,000	1,583,597

Virginia — 0.9%
Greater Richmond Convention Center Authority, NATL-RE, 5.000%, 6/15/2021, Call 6/15/2015	550,000	582,104
Louisa Industrial Development Authority, 5.375%, 12/2/2013 (3)	400,000	431,780
Virginia College Building Authority, 5.000%, 3/1/2023, Call 3/1/2020	745,000	850,507
Virginia College Building Authority, 5.000%, 3/1/2024, Call 3/1/2020	1,755,000	1,981,184
Virginia Small Business Financing Authority, 4.250%, 11/1/2021, Call 5/1/2020	1,000,000	1,080,350

		4,925,925

Washington — 1.2%
Grays Harbor County Public Utility District No. 1, AGM, 5.250%, 7/1/2019, Call 7/1/2015	425,000	465,681
Greater Wenatchee Regional Events Center Public Facilities Dist, 5.250%, 12/1/2011, Call 10/3/2011	1,585,000	1,562,097
King County Housing Authority, 5.200%, 5/1/2028, Call 11/1/2018	460,000	479,766
King County Housing Authority, 5.500%, 12/1/2028, Call 12/1/2018	500,000	514,065
King County Public Hospital District No. 4, 7.250%, 12/1/2038, Call 12/1/2014	100,000	103,436

Description	Principal Amount	Value
Municipals (continued)

Washington (continued)
Port of Bellingham, 5.250%, 12/1/2022, Call 12/1/2020	$ 1,060,000	$ 1,178,805
Skagit County Public Hospital District No. 1, NATL-RE, 5.500%, 12/1/2023, Call 12/1/2014	1,000,000	1,056,860
State of Washington, 4.000%, 7/1/2018	600,000	664,020
Washington Health Care Facilities Authority, FHA, 6.250%, 8/1/2028, Call 8/1/2018	400,000	448,676

		6,473,406

West Virginia — 0.1%
West Virginia State Hospital Finance Authority, AMBAC, 5.000%, 6/1/2018, Call 6/1/2016	600,000	641,364

Wisconsin — 3.1%
County of Milwaukee, AMBAC, 5.000%, 12/1/2015 (7)	255,000	284,376
Ladysmith-Hawkins School District, NATL-RE FGIC, 5.500%, 4/1/2020, Call 4/1/2016	1,105,000	1,166,007
State of Wisconsin, 5.250%, 5/1/2023, Call 5/1/2018	105,000	120,649
Village of Darien, 4.550%, 10/1/2015, Call 10/1/2013	100,000	102,721
Wisconsin Center District, FSA, 0.000%, 12/15/2028	35,000	15,372
Wisconsin Health & Educational Facilities Authority, 5.000%, 4/15/2016	1,000,000	1,119,720
Wisconsin Health & Educational Facilities Authority, 5.000%, 6/1/2019	1,220,000	1,295,408
Wisconsin Health & Educational Facilities Authority, 5.000%, 7/1/2019	990,000	1,034,877
Wisconsin Health & Educational Facilities Authority, 5.000%, 8/15/2019	250,000	269,683
Wisconsin Health & Educational Facilities Authority, 5.250%, 12/1/2020, Call 12/1/2018	1,295,000	1,405,917
Wisconsin Health & Educational Facilities Authority, 5.250%, 4/1/2023, Call 4/1/2018	365,000	378,308
Wisconsin Health & Educational Facilities Authority, 5.375%, 8/15/2024, Call 2/15/2020	1,625,000	1,765,497
Wisconsin Health & Educational Facilities Authority, 5.400%, 9/15/2014, Call 9/16/2011	615,000	614,975
Wisconsin Health & Educational Facilities Authority, 6.400%, 9/15/2015, Call 12/15/2011	850,000	849,932
Wisconsin Health & Educational Facilities Authority, AGM, 2.500%, 12/1/2015, Call 9/1/2011 (3)	5,000,000	5,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Intermediate Tax-Free Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, FSA, 5.000%, 8/1/2018, Call 4/24/2018	$ 70,000	$ 77,563
Wisconsin Health & Educational Facilities Authority, NATL-RE, 5.750%, 2/15/2027, Call 10/3/2011	1,000,000	1,000,200
Wisconsin Health & Educational Facilities Authority, RADIAN, 6.250%, 2/15/2029, Call 10/3/2011	550,000	550,270

		17,051,475

Wyoming — 0.2%
Teton County Hospital District, 5.500%, 12/1/2027, Call 12/1/2021	500,000	511,745
Teton County Hospital District, 6.000%, 12/1/2036, Call 12/1/2021	500,000	504,130
Wyoming Community Development Authority, 4.650%, 6/1/2016 (7)	160,000	165,275

		1,181,150

Total Municipals (identified cost $511,241,444)		527,118,775

Short-Term Investments — 7.9%

Mutual Funds — 7.8%
Marshall Tax-Free Money Market Fund, Class I, 0.270% (11)	42,929,058	42,929,058

Short-Term Municipals — 0.1%

California — 0.1%
City of Upland, 3.000%, 1/1/2012	$ 515,000	518,389

Total Short-Term Investments (identified cost $43,447,457)		43,447,447

Total Investments — 103.5% (identified cost $554,688,901)		570,566,222
Other Assets and Liabilities — (3.5)%		(19,077,325)

Total Net Assets — 100.0%		$551,488,897

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.9%

Automobiles — 1.2%
SMART Trust/Australia, Class A2B, (Series 2011-1USA), 0.957%, 4/14/2013 (3)(5)(6)	$ 3,000,000	$ 3,000,387

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Federal Home Loan Mortgage Corporation — 0.2%
0.478%, 8/25/2031, (Series T-32) (3)	$ 533,277	$ 518,689

Other Financial — 0.5%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 0.458%, 4/25/2037 (3)(5)(6)	2,425,585	1,266,880

Total Asset-Backed Securities (identified cost $5,958,862)		4,785,956

Collateralized Mortgage Obligations — 17.3%

Federal Home Loan Mortgage Corporation — 8.1%
0.507%, 1/15/2036, (Series 3102) (3)	4,412,213	4,406,856
0.557%, 6/15/2025, (Series 2993) (3)	3,912,369	3,896,841
0.607%, 10/15/2027, (Series 3780) (3)	5,391,996	5,388,852
0.957%, 7/15/2032, (Series 3652) (3)	5,851,575	5,899,517
5.000%, 5/15/2033, (Series 2791)	716,881	773,289

		20,365,355

Federal National Mortgage Association — 4.8%
0.468%, 1/25/2031, (Series 2001-25) (3)	295,464	295,424
0.468%, 7/25/2035, (Series 2005-66) (3)	4,169,834	4,153,964
0.618%, 4/25/2034, (Series 2004-25) (3)	1,030,723	1,034,249
4.000%, 10/25/2032, (Series 2003-28)	140,697	147,705
5.000%, 10/25/2016, (Series 2003-16)	535,136	535,993
5.500%, 8/25/2034, (Series 2005-123)	5,407,000	5,973,399

		12,140,734

Private Sponsor — 4.4%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.758%, 7/25/2037 (3)	3,471,627	3,120,399
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.649%, 10/15/2054 (3)(5)(6)	2,500,000	2,499,280
Structured Asset Securities Corp., Class 2A2, (Series 2003-21), 5.250%, 8/25/2033	1,911,423	1,991,171
Thornburg Mortgage Securities Trust, Class A2B, (Series 2007-1), 0.318%, 3/25/2037 (3)	3,656,942	3,562,410

		11,173,260

Total Collateralized Mortgage Obligations (identified cost $43,119,621)		43,679,349

Commercial Mortgage Securities — 10.1%

Private Sponsor — 10.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4, (Series 2007-1), 5.451%, 1/15/2049	1,300,000	1,385,310

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund (continued)

Description	Principal Amount	Value
Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class AAB, (Series 2004-5), 4.673%, 11/10/2041	$ 1,056,214	$ 1,082,716
Credit Suisse First Boston Mortgage Securities Corp., Class AAB, (Series 2005-C4), 5.065%, 8/15/2038 (3)	324,124	332,362
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.277%, 2/15/2022 (3)(5)(6)	3,267,499	3,147,239
GS Mortgage Securities Corp. II, Class A1, (Series 2007-EOP), 1.143%, 3/6/2020 (3)(5)(6)	3,408,875	3,381,550
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 0.582%, 7/15/2019 (3)(5)(6)	1,964,402	1,870,028
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	3,000,000	3,168,987
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2005-C2), 5.007%, 4/15/2030	1,311,952	1,342,749
LB-UBS Commercial Mortgage Trust, Class AAB, (Series 2005-C3), 4.664%, 7/15/2030	1,748,848	1,813,039
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.507%, 6/15/2022 (3)(5)(6)	5,333,054	5,201,536
Wachovia Bank Commercial Mortgage Trust, Class APB, (Series 2005-C16), 4.692%, 10/15/2041	408,305	422,538
Wachovia Bank Commercial Mortgage Trust, Class APB, (Series 2005-C18), 4.807%, 4/15/2042	2,294,738	2,387,730

Total Commercial Mortgage Securities (identified cost $25,577,909)		25,535,784

Corporate Bonds & Notes — 0.9%

Insurance — 0.9%
HSB Group, Inc., 1.159%, 7/15/2027 (3)	3,000,000	2,229,000

Total Corporate Bonds & Notes (identified cost $2,968,950)		2,229,000

U.S. Government & U.S. Government Agency Obligations — 4.0%

U.S. Treasury Bonds & Notes — 4.0%
0.375%, 8/31/2012	10,000,000	10,024,610

Total U.S. Government & U.S. Government Agency Obligations (identified cost $10,014,172)		10,024,610

U.S. Government Agency-Mortgage Securities — 78.5%

Federal Home Loan Mortgage Corporation — 10.4%
4.500%, 5/1/2039 (1)	6,387,242	6,799,870
4.500%, 2/1/2041 (1)	3,912,939	4,136,681
4.500%, 9/15/2041 (4)	3,000,000	3,166,875

Description	Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal Home Loan Mortgage Corporation (continued)
5.000%, 12/1/2022	$ 1,016,597	$ 1,096,448
5.500%, 11/1/2018	1,293,517	1,408,615
5.500%, 10/1/2021	1,124,628	1,223,291
6.000%, 2/1/2038 (1)	6,957,547	7,725,611
6.500%, 9/1/2016	52,842	58,090
7.500%, 9/1/2013	18,184	19,271
7.500%, 4/1/2024	143,309	165,956
7.500%, 4/1/2027	66,580	77,538
8.000%, 8/1/2030	84,778	100,804
8.500%, 9/1/2024	76,633	92,274
9.000%, 6/1/2019	79,527	89,326
9.500%, 2/1/2025	44,605	50,599

		26,211,249

Federal National Mortgage Association — 65.3%
3.017%, 3/1/2041 (3)	1,980,050	2,062,585
3.034%, 8/1/2041 (3)	2,000,000	2,090,000
3.112%, 5/1/2041 (3)	1,942,211	2,016,784
3.228%, 5/1/2041 (3)	1,904,627	1,990,887
3.500%, 2/1/2026 (1)	9,625,650	10,064,907
4.000%, 11/1/2040 (1)	4,907,466	5,095,074
4.000%, 2/1/2041 (1)(4)	14,717,751	15,280,396
4.000%, 9/15/2041 (4)	10,000,000	10,365,630
4.500%, 6/1/2039 (1)	5,828,255	6,169,225
4.500%, 6/1/2039 (1)	3,934,242	4,192,683
4.500%, 9/1/2039 (1)	2,276,600	2,409,788
4.500%, 8/1/2041 (1)	4,971,204	5,262,034
4.500%, 9/14/2041 (4)	6,500,000	6,869,434
5.000%, 5/1/2018	1,033,268	1,120,403
5.000%, 7/1/2033	3,868,317	4,189,669
5.000%, 7/1/2035	2,135,219	2,309,929
5.000%, 2/1/2036	14,111,172	15,256,971
5.000%, 9/15/2041 (4)	10,000,000	10,773,440
5.500%, 1/1/2023	931,097	1,028,470
5.500%, 10/1/2024	1,217,277	1,344,579
5.500%, 2/1/2036	1,223,229	1,342,934
5.500%, 12/1/2036 (1)	6,020,746	6,611,815
5.500%, 1/1/2037	603,461	662,704
5.500%, 12/1/2039 (1)	3,627,253	3,976,547
5.500%, 9/14/2041 (4)	19,000,000	20,769,375
6.000%, 9/1/2013	135,824	140,923
6.000%, 10/1/2016	208,173	226,140
6.000%, 9/1/2021	1,398,337	1,521,860
6.000%, 9/15/2041 (4)	12,000,000	13,284,384
6.500%, 9/1/2016	135,742	149,175
6.500%, 9/1/2016	304,469	334,600
6.500%, 8/1/2030	1,640,061	1,882,101
6.500%, 12/1/2031	104,344	119,222
6.500%, 11/1/2037	962,852	1,067,188
7.000%, 3/1/2029	189,365	218,586
7.000%, 7/1/2029	492,336	568,307
7.000%, 2/1/2030	424,476	489,976
7.500%, 10/1/2030	75,965	89,141
8.000%, 10/1/2028	724,233	847,361
8.000%, 4/1/2030	129,038	151,882

		164,347,109

Government National Mortgage Association — 2.8%
5.000%, 4/15/2034	1,161,650	1,288,267
5.500%, 9/15/2033	2,198,997	2,468,172
6.000%, 12/20/2033	2,639,863	2,984,769
7.000%, 6/15/2029	145,794	170,824
7.000%, 8/15/2031	110,777	130,427
9.500%, 10/15/2024	44,592	52,503

		7,094,962

Total U.S. Government Agency-Mortgage Securities
(identified cost $192,061,231)		197,653,320

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Government Income Fund (continued)

Description	Principal Amount	Value
Short-Term Investments — 39.1%

Collateral Pool Investment for Securities on Loan — 35.6%

(See Note 2 of the Financial Statements)		$ 89,542,438

Repurchase Agreement — 3.5%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $8,814,163 on 9/1/2011, collateralized by a U.S. Government Agency Obligation with a maturity of 9/2/2011, with a market value of $8,991,310 (at amortized cost)	$ 8,814,151	8,814,151

Total Short-Term Investments (identified cost $98,356,589)		98,356,589

Total Investments — 151.8% (identified cost $378,057,334)		382,264,608
Other Assets and Liabilities — (51.8)%		(130,499,711)

Total Net Assets — 100.0%		$251,764,897

Corporate Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 11.5%

Automobiles — 11.5%
Capital Auto Receivables Asset Trust, Class A4, (Series 2007-3), 5.210%, 3/17/2014	$ 538,034	$ 543,614
Capital Auto Receivables Asset Trust, Class A4, (Series 2008-2), 5.420%, 12/15/2014	1,500,000	1,545,411
Ford Credit Auto Owner Trust, Class A4, (Series 2008-A), 4.370%, 10/15/2012	747,613	752,756
Ford Credit Auto Owner Trust, Class A4, (Series 2009-B), 4.500%, 7/15/2014	1,500,000	1,571,082
Ford Credit Auto Owner Trust, Class A4A, (Series 2008-C), 5.160%, 4/15/2013	2,150,982	2,188,829
Harley-Davidson Motorcycle Trust, Class A4, (Series 2008-1), 4.900%, 12/15/2013	1,566,098	1,594,751
Honda Auto Receivables Owner Trust, Class A4, (Series 2008-1), 4.880%, 9/18/2014	990,078	992,117
Hyundai Auto Receivables Trust, Class A3, (Series 2008-A), 4.930%, 12/17/2012	146,249	147,217
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-1), 5.000%, 9/15/2014	879,880	895,484
Nissan Auto Receivables Owner Trust, Class A4, (Series 2007-B), 5.160%, 3/17/2014	293,201	296,403

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Automobiles (continued)
USAA Auto Owner Trust, Class A3, (Series 2009-1), 3.020%, 6/15/2013	$ 247,726	$ 248,778

Total Asset-Backed Securities (identified cost $10,823,420)		10,776,442

Corporate Bonds & Notes — 80.6%

Advertising — 0.5%
Omnicom Group, Inc., 4.450%, 8/15/2020	500,000	514,300

Agriculture — 2.5%
Altria Group, Inc., 10.200%, 2/6/2039	300,000	437,654
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019	250,000	319,411
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,137,093
Reynolds American, Inc., 7.750%, 6/1/2018	350,000	426,917

		2,321,075

Auto Manufacturers — 1.1%
Daimler Finance North America LLC, 5.750%, 9/8/2011 (1)	1,000,000	1,000,284

Banks — 8.2%
Bank of America Corp., 3.700%, 9/1/2015 (1)	1,000,000	986,217
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,089,882
Goldman Sachs Group, Inc., 6.750%, 10/1/2037	1,000,000	952,042
Goldman Sachs Group, Inc., 7.500%, 2/15/2019 (1)	300,000	343,212
HSBC Bank USA NA, 4.875%, 8/24/2020	250,000	243,271
JPMorgan Chase & Co., 0.372%, 12/21/2011 (3)	1,000,000	1,000,630
JPMorgan Chase & Co., 0.964%, 2/26/2013 (1)(3)	750,000	752,179
JPMorgan Chase & Co., 4.625%, 5/10/2021	300,000	311,368
Morgan Stanley, 5.500%, 1/26/2020 (1)	1,000,000	1,017,400
Morgan Stanley, 5.500%, 7/28/2021 (1)	1,000,000	1,000,316

		7,696,517

Chemicals — 0.9%
Braskem Finance, Ltd., 5.750%, 4/15/2021 (5)(6)	500,000	505,000
Dow Chemical Co., 8.550%, 5/15/2019	250,000	325,329

		830,329

Computers — 3.2%
Hewlett-Packard Co., 0.375%, 9/13/2012 (3)	1,000,000	999,535
International Business Machines Corp., 0.277%, 6/15/2012 (3)	2,000,000	2,001,850

		3,001,385

Diversified Financial Services — 3.7%
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (5)(6)	350,000	389,434

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (5)(6)	$ 750,000	$ 828,874
IPIC GMTN, Ltd., 5.000%, 11/15/2020 (5)(6)	1,000,000	1,035,000
Jefferies Group, Inc., 6.875%, 4/15/2021	500,000	560,060
Jefferies Group, Inc., 8.500%, 7/15/2019 (1)	350,000	423,067
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018 (1)	250,000	259,798

		3,496,233

Electric — 2.2%
Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039 (5)(6)	350,000	363,701
CenterPoint Energy Houston Electric LLC, 7.000%, 3/1/2014 (1)	250,000	285,603
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (1)(5)(6)	1,000,000	1,105,000
Progress Energy, Inc., 7.050%, 3/15/2019	250,000	311,168

		2,065,472

Environmental Control — 0.3%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	318,165

Food — 2.0%
Corn Products International, Inc., 6.625%, 4/15/2037	750,000	848,515
Ralcorp Holdings, Inc., 6.625%, 8/15/2039	1,000,000	984,569

		1,833,084

Forest Products & Paper — 0.3%
International Paper Co., 8.700%, 6/15/2038	250,000	319,386

Healthcare-Products — 0.4%
Hospira, Inc., 6.400%, 5/15/2015	300,000	345,836

Healthcare-Services — 3.2%
DaVita, Inc., 6.375%, 11/1/2018	500,000	492,500
DaVita, Inc., 6.625%, 11/1/2020	750,000	738,750
Humana, Inc., 8.150%, 6/15/2038	850,000	1,099,042
Quest Diagnostics, Inc., 1.096%, 3/24/2014 (3)	500,000	503,272
Quest Diagnostics, Inc., 6.400%, 7/1/2017 (1)	150,000	178,823

		3,012,387

Holding Companies-Diversified — 1.1%
Sinochem Overseas Capital Co., Ltd., 6.300%, 11/12/2040 (5)(6)	1,000,000	988,761

Home Furnishings — 0.4%
Whirlpool Corp., 8.600%, 5/1/2014	300,000	344,244

Insurance — 9.1%
Aflac, Inc., 6.450%, 8/15/2040 (1)	500,000	490,471
Corporate Bonds & Notes (continued)

Insurance (continued)
Aflac, Inc., 6.900%, 12/17/2039	$ 295,000	$ 296,864
Aflac, Inc., 8.500%, 5/15/2019	300,000	372,951
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	314,872
Berkshire Hathaway Finance Corp., 0.371%, 1/13/2012 (3)	500,000	500,236
Berkshire Hathaway, Inc., 0.986%, 8/15/2014 (3)	1,500,000	1,505,557
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	100,000	105,567
Lincoln National Corp., 4.850%, 6/24/2021	1,000,000	988,799
Lincoln National Corp., 6.300%, 10/9/2037	250,000	251,645
Lincoln National Corp., 7.000%, 6/15/2040	500,000	542,783
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	300,000	393,305
MetLife, Inc., 1.519%, 8/6/2013 (3)	1,250,000	1,258,882
MetLife, Inc., 5.875%, 2/6/2041	500,000	534,935
Prudential Financial, Inc., 5.625%, 5/12/2041	1,000,000	936,674

		8,493,541

Internet — 1.1%
Expedia, Inc., 5.950%, 8/15/2020 (1)	1,000,000	1,010,655

Iron/Steel — 1.6%
ArcelorMittal, 5.500%, 3/1/2021 (1)	500,000	490,416
ArcelorMittal, 7.000%, 10/15/2039	1,000,000	970,302

		1,460,718

Lodging — 2.5%
Hyatt Hotels Corp., 5.375%, 8/15/2021	1,000,000	1,021,205
Wyndham Worldwide Corp., 6.000%, 12/1/2016	500,000	529,153
Wyndham Worldwide Corp., 7.375%, 3/1/2020	750,000	833,857

		2,384,215

Machinery-Construction & Mining — 0.5%
Caterpillar, Inc., 0.398%, 11/21/2012 (3)	500,000	500,584

Media — 2.0%
CBS Corp., 8.875%, 5/15/2019 (1)	250,000	323,350
DirecTV Holdings LLC, 6.000%, 8/15/2040	500,000	528,620
NBCUniversal Media LLC, 6.400%, 4/30/2040 (5)(6)	500,000	568,595
Time Warner Entertainment Co. LP, 10.150%, 5/1/2012	200,000	212,104
Viacom, Inc., 6.125%, 10/5/2017	250,000	288,942

		1,921,611

Mining — 3.3%
Alcoa, Inc., 6.150%, 8/15/2020 (1)	1,000,000	1,049,345
Kinross Gold Corp., 6.875%, 9/1/2041 (5)(6)	1,000,000	1,009,731
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014 (1)	300,000	360,072

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Corporate Income Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining (continued)
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	$ 100,000	$ 136,678
Teck Resources, Ltd., 6.250%, 7/15/2041	500,000	531,842

		3,087,668

Oil & Gas — 8.4%
Anadarko Petroleum Corp., 6.450%, 9/15/2036	1,000,000	1,074,500
Chesapeake Energy Corp., 6.625%, 8/15/2020 (1)	1,000,000	1,050,000
Hess Corp., 8.125%, 2/15/2019 (1)	300,000	391,923
Nabors Industries, Inc., 4.625%, 9/15/2021 (5)(6)	1,000,000	995,981
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	317,457
Pride International, Inc., 6.875%, 8/15/2020	1,000,000	1,197,254
Rowan Cos., Inc., 5.000%, 9/1/2017	1,000,000	1,060,518
Talisman Energy, Inc., 7.750%, 6/1/2019	300,000	377,725
Valero Energy Corp., 6.625%, 6/15/2037	1,000,000	1,077,487
Valero Energy Corp., 9.375%, 3/15/2019 (1)	250,000	325,296

		7,868,141

Oil & Gas Services — 1.1%
Weatherford International, Ltd., 6.750%, 9/15/2040 (1)	500,000	547,729
Weatherford International, Ltd., 9.625%, 3/1/2019 (1)	250,000	336,059
Weatherford International, Ltd., 9.875%, 3/1/2039	100,000	145,065

		1,028,853

Packaging & Containers — 2.4%
Ball Corp., 5.750%, 5/15/2021	500,000	497,500
Ball Corp., 6.625%, 3/15/2018	750,000	772,500
Ball Corp., 7.125%, 9/1/2016	350,000	378,000
Bemis Co., Inc., 6.800%, 8/1/2019	500,000	597,964

		2,245,964

Pharmaceuticals — 2.4%
Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/2020 (5)(6)	1,000,000	1,027,500
Endo Pharmaceuticals Holdings, Inc., 7.250%, 1/15/2022 (1)(5)(6)	500,000	512,500
Express Scripts, Inc., 6.250%, 6/15/2014	250,000	278,597
McKesson Corp., 7.500%, 2/15/2019	350,000	450,934

		2,269,531

Pipelines — 3.6%
El Paso Pipeline Partners Operating Co. LLC, 7.500%, 11/15/2040	750,000	887,543
Energy Transfer Partners LP, 9.000%, 4/15/2019 (1)	250,000	307,366

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pipelines (continued)
Enterprise Products Operating LLC, 5.700%, 2/15/2042	$ 500,000	$ 507,411
Enterprise Products Operating LLC, 6.450%, 9/1/2040	500,000	554,561
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	150,000	194,340
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	1,000,000	972,752

		3,423,973

Real Estate Investment Trusts — 1.6%
HCP, Inc., 5.375%, 2/1/2021	1,000,000	1,020,661
Health Care REIT, Inc., 6.500%, 3/15/2041	500,000	487,319

		1,507,980

Retail — 3.5%
AutoZone, Inc., 5.750%, 1/15/2015 (1)	250,000	278,761
Best Buy Co., Inc., 5.500%, 3/15/2021	1,000,000	953,991
JC Penney Corp., Inc., 6.375%, 10/15/2036	350,000	297,500
JC Penney Corp., Inc., 7.125%, 11/15/2023	200,000	205,500
JC Penney Corp., Inc., 7.400%, 4/1/2037	800,000	748,000
Kohl’s Corp., 6.875%, 12/15/2037	150,000	182,353
Staples, Inc., 9.750%, 1/15/2014	250,000	293,191
TJX Cos., Inc., 6.950%, 4/15/2019	250,000	318,772

		3,278,068

Semiconductors — 2.3%
Applied Materials, Inc., 4.300%, 6/15/2021 (1)	1,000,000	1,046,693
Kla-Tencor Corp., 6.900%, 5/1/2018	100,000	116,500
Texas Instruments, Inc., 0.466%, 5/15/2013 (3)	1,000,000	1,002,561

		2,165,754

Telecommunications — 4.0%
Frontier Communications Corp., 8.125%, 10/1/2018	750,000	779,062
Frontier Communications Corp., 9.000%, 8/15/2031	1,000,000	957,000
Telecom Italia Capital SA, 7.721%, 6/4/2038	1,000,000	974,803
Windstream Corp., 7.000%, 3/15/2019 (1)	500,000	492,500
Windstream Corp., 8.625%, 8/1/2016	500,000	523,125

		3,726,490

Toys/Games/Hobbies — 0.9%
Mattel, Inc., 6.200%, 10/1/2040	750,000	822,452

Transportation — 0.3%
FedEx Corp., 8.000%, 1/15/2019 (1)	250,000	323,822

Total Corporate Bonds & Notes (identified cost $70,836,151)		75,607,478

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Corporate Income Fund (continued)

Description	Shares or Principal Amount	Value
Municipals — 0.6%

California — 0.6%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	$ 500,000	$ 564,135

Total Municipals (identified cost $500,000)		564,135

U.S. Government & U.S. Government Agency Obligations — 1.2%

U.S. Treasury Bonds & Notes — 1.2%
4.250%, 5/15/2039	1,000,000	1,122,813

Total U.S. Government & U.S. Government Agency Obligations (identified cost $987,541)		1,122,813

Short-Term Investments — 17.8%

Collateral Pool Investment for Securities on Loan — 11.9%

(See Note 2 of the Financial Statements)		11,173,255

Commercial Paper — 1.6%
John Deere Bank, 0.060%, 9/9/2011 (9)	1,500,000	1,499,980

Mutual Funds — 4.3%
Marshall Prime Money Market Fund, Class I, 0.119% (11)	4,018,890	4,018,890

Total Short-Term Investments (identified cost $16,692,125)		16,692,125

Total Investments — 111.7% (identified cost $99,839,237)		104,762,993
Other Assets and Liabilities — (11.7)%		(10,957,889)

Total Net Assets — 100.0%		$ 93,805,104

Aggregate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 0.8%

Automobiles — 0.8%
SMART Trust/Australia, Class A2B, (Series 2011-1USA), 0.957%, 4/14/2013 (3)(5)(6)	$ 4,000,000	$ 4,000,516

Total Asset-Backed Securities (identified cost $4,000,000)		4,000,516

Collateralized Mortgage Obligations — 4.2%

Federal Home Loan Mortgage Corporation — 1.5%
0.507%, 1/15/2036, (Series 3102) (3)	1,235,419	1,233,919
0.607%, 10/15/2027, (Series 3780) (3)	2,310,856	2,309,509
0.957%, 7/15/2032, (Series 3652) (3)	3,359,237	3,386,760

		6,930,188

Federal National Mortgage Association — 1.6%
0.468%, 7/25/2035, (Series 2005-66) (3)	4,169,834	4,153,964
5.500%, 8/25/2034, (Series 2005-123)	3,000,000	3,314,259

		7,468,223

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor — 1.1%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.758%, 7/25/2037 (3)	$ 2,082,976	$ 1,872,239
Holmes Master Issuer PLC, Class A2, (Series 2010-1A), 1.649%, 10/15/2054 (3)(5)(6)	3,000,000	2,999,136
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 2.806%, 4/25/2036 (3)	473,462	412,149

		5,283,524

Total Collateralized Mortgage Obligations (identified cost $19,482,142)		19,681,935

Commercial Mortgage Securities — 2.8%

Private Sponsor — 2.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4, (Series 2007-1), 5.451%, 1/15/2049	2,000,000	2,131,246
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2007-TFLA), 0.277%, 2/15/2022 (3)(5)(6)	2,370,616	2,283,366
DBUBS Mortgage Trust, Class A2, (Series 2011-LC3A), 3.642%, 8/10/2044	1,600,000	1,638,379
JP Morgan Chase Commercial Mortgage Securities Corp., Class A3, (Series 2007-CB20), 5.819%, 2/12/2051	3,500,000	3,697,151
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 0.507%, 6/15/2022 (3)(5)(6)	3,333,159	3,250,960

Total Commercial Mortgage Securities (identified cost $12,917,127)		13,001,102

Corporate Bonds & Notes — 42.2%

Advertising — 0.5%
WPP Finance UK, 8.000%, 9/15/2014	2,000,000	2,325,468

Auto Manufacturers — 0.9%
Volkswagen International Finance NV, 2.875%, 4/1/2016 (5)(6)	4,000,000	4,068,164

Banks — 15.2%
Abbey National Treasury Services PLC/London, 3.875%, 11/10/2014 (5)(6)	1,500,000	1,466,336
ANZ National Int’l, Ltd./London, 2.375%, 12/21/2012 (5)(6)	3,000,000	3,034,929
ANZ National Int’l, Ltd./New Zealand, 1.247%, 12/20/2013 (1)(3)(5)(6)	3,000,000	2,984,463
Banco Santander Chile, 2.875%, 11/13/2012 (5)(6)	2,000,000	2,016,432
Bank of America Corp., 1.673%, 1/30/2014 (1)(3)	2,500,000	2,388,190
Bank of America Corp., 3.750%, 7/12/2016 (1)	3,500,000	3,458,900

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Bank of America Corp., 5.650%, 5/1/2018	$ 1,000,000	$ 1,021,859
Bank of New York Mellon Corp., 5.125%, 8/27/2013	2,000,000	2,158,026
Bank of Nova Scotia, 2.900%, 3/29/2016 (1)	3,000,000	3,142,869
BB&T Corp., 3.850%, 7/27/2012	3,000,000	3,081,912
BNP Paribas, 1.146%, 1/10/2014 (3)	3,500,000	3,405,143
Credit Suisse/New York, 3.450%, 7/2/2012	3,000,000	3,062,769
Goldman Sachs Group, Inc., 5.250%, 7/27/2021 (1)	4,000,000	4,063,024
Goldman Sachs Group, Inc., 6.250%, 2/1/2041	1,000,000	986,944
HSBC Bank PLC, 1.625%, 7/7/2014 (5)(6)	3,500,000	3,544,688
JPMorgan Chase & Co., 3.150%, 7/5/2016 (1)	3,000,000	3,067,785
JPMorgan Chase & Co., 4.350%, 8/15/2021 (1)	3,500,000	3,618,443
National Australia Bank, Ltd., 0.966%, 4/11/2014 (3)(5)(6)	3,800,000	3,798,890
Nordea Bank AB, 1.750%, 10/4/2013 (5)(6)	4,000,000	3,965,944
Nordea Bank AB, 1.149%, 1/14/2014 (3)(5)(6)	1,400,000	1,407,788
Rabobank Nederland NV, 3.200%, 3/11/2015 (5)(6)	1,800,000	1,893,542
Santander U.S. Debt SA Unipersonal, 1.046%, 3/30/2012 (3)(5)(6)	2,500,000	2,493,978
Societe Generale, 1.570%, 12/13/2013 (3)(5)(6)	1,000,000	1,004,444
Societe Generale, 1.296%, 4/11/2014 (3)(5)(6)	800,000	752,995
Societe Generale, 5.200%, 4/15/2021 (1)(5)(6)	2,500,000	2,321,733
Westpac Banking Corp., 0.982%, 12/9/2013 (1)(3)	3,000,000	2,990,634
Westpac Banking Corp., 3.000%, 12/9/2015 (1)	4,000,000	4,091,944

		71,224,604

Biotechnology — 0.7%
Amgen, Inc., 5.650%, 6/15/2042	3,000,000	3,295,470

Building Materials — 1.0%
CRH America, Inc., 5.750%, 1/15/2021 (1)	4,500,000	4,751,204

Diversified Financial Services — 4.1%
American Honda Finance Corp., 6.700%, 10/1/2013 (5)(6)	2,000,000	2,216,714
Caterpillar Financial Services Corp., 2.050%, 8/1/2016 (1)	3,500,000	3,539,540
FUEL Trust, 3.984%, 6/15/2016 (5)(6)	3,000,000	2,994,465
General Electric Capital Corp., 4.375%, 9/16/2020 (1)	3,000,000	3,062,829

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Diversified Financial Services (continued)
Invesco, Ltd., 5.375%, 12/15/2014	$ 1,958,000	$ 2,161,757
MassMutual Global Funding II, 0.629%, 1/14/2014 (3)(5)(6)	3,000,000	3,002,658
Woodside Finance, Ltd., 4.600%, 5/10/2021 (1)(5)(6)	2,000,000	2,120,968

		19,098,931

Electric — 2.0%
Appalachian Power Co., 3.400%, 5/24/2015	2,000,000	2,121,326
Commonwealth Edison Co., 1.625%, 1/15/2014	3,500,000	3,535,203
Entergy Corp., 3.625%, 9/15/2015	3,500,000	3,558,649

		9,215,178

Electronics — 0.7%
Thermo Fisher Scientific, Inc., 3.600%, 8/15/2021 (1)	3,000,000	3,064,206

Healthcare-Products — 1.9%
Boston Scientific Corp., 6.000%, 1/15/2020 (1)	2,000,000	2,215,018
CareFusion Corp., 5.125%, 8/1/2014	3,000,000	3,303,243
DENTSPLY International, Inc., 2.750%, 8/15/2016 (1)	3,500,000	3,511,585

		9,029,846

Home Furnishings — 0.4%
Whirlpool Corp., 8.000%, 5/1/2012	2,000,000	2,088,780

Insurance — 1.9%
Berkshire Hathaway, Inc., 3.200%, 2/11/2015	1,500,000	1,583,501
Genworth Life Institutional Funding Trust, 5.875%, 5/3/2013 (5)(6)	1,000,000	1,024,223
Ohio National Financial Services, Inc., 6.625%, 5/1/2031 (5)(6)	3,000,000	3,215,094
Reinsurance Group of America, Inc., 5.000%, 6/1/2021 (1)	3,000,000	3,139,872

		8,962,690

Iron/Steel — 0.4%
ArcelorMittal, 5.375%, 6/1/2013	2,000,000	2,080,674

Media — 2.6%
NBCUniversal Media LLC, 5.150%, 4/30/2020	3,000,000	3,332,400
News America, Inc., 4.500%, 2/15/2021	4,000,000	4,122,548
Time Warner, Inc., 4.750%, 3/29/2021 (1)	2,500,000	2,689,937
Time Warner, Inc., 6.250%, 3/29/2041 (1)	2,000,000	2,227,890

		12,372,775

Mining — 0.7%
Barrick North America Finance LLC, 4.400%, 5/30/2021 (5)(6)	3,000,000	3,146,409

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Miscellaneous Manufacturing — 1.0%
Danaher Corp., 1.300%, 6/23/2014 (1)	$ 3,500,000	$ 3,554,054
Illinois Tool Works, Inc., 4.875%, 9/15/2041 (5)(6)	1,000,000	1,012,056

		4,566,110

Oil & Gas — 2.7%
CNOOC Finance 2011, Ltd., 4.250%, 1/26/2021 (1)(5)(6)	3,000,000	3,090,120
Devon Energy Corp., 5.600%, 7/15/2041	5,000,000	5,403,705
Reliance Holdings USA, Inc., 4.500%, 10/19/2020 (1)(5)(6)	2,500,000	2,392,442
Reliance Holdings USA, Inc., 6.250%, 10/19/2040 (5)(6)	2,000,000	1,935,344

		12,821,611

Pipelines — 1.3%
Enterprise Products Operating LLC, 5.700%, 2/15/2042	4,000,000	4,059,284
Kinder Morgan Energy Partners LP, 3.500%, 3/1/2016 (1)	2,000,000	2,073,342

		6,132,626

Real Estate — 0.6%
WEA Finance LLC, 4.625%, 5/10/2021 (5)(6)	3,000,000	2,928,048

Real Estate Investment Trusts — 0.7%
HCP, Inc., 5.375%, 2/1/2021 (1)	3,000,000	3,061,983

Telecommunications — 2.9%
AT&T, Inc., 5.100%, 9/15/2014 (1)	3,500,000	3,872,242
Deutsche Telekom International Finance BV, 3.125%, 4/11/2016 (5)(6)	3,500,000	3,582,443
Telefonica Emisiones SAU, 5.462%, 2/16/2021	3,000,000	2,906,826
Verizon Communications, Inc., 4.600%, 4/1/2021 (1)	3,000,000	3,272,691

		13,634,202

Total Corporate Bonds & Notes (identified cost $192,312,589)		197,868,979

Municipals — 1.8%

Georgia — 0.7%
Municipal Electric Authority of Georgia, 6.655%, 4/1/2057	3,015,000	3,020,668

Illinois — 1.1%
State of Illinois, 5.877%, 3/1/2019	2,000,000	2,140,600
State of Illinois, 6.200%, 7/1/2021	3,000,000	3,180,600

		5,321,200

Total Municipals (identified cost $7,972,825)		8,341,868

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations — 17.3%

U.S. Treasury Bonds & Notes — 17.3%
0.375%, 8/31/2012 (1)	$15,000,000	$ 15,036,915
0.375%, 10/31/2012 (1)	10,000,000	10,026,960
1.125%, 6/15/2013 (1)	15,000,000	15,250,755
1.500%, 12/31/2013 (1)	10,000,000	10,296,100
2.125%, 8/15/2021 (1)	20,000,000	19,834,340
3.750%, 8/15/2041 (1)	5,000,000	5,144,530
4.375%, 5/15/2041 (1)	5,000,000	5,731,230

Total U.S. Government & U.S. Government Agency Obligations (identified cost $80,931,051)		81,320,830

U.S. Government Agency-Mortgage Securities — 30.2%

Federal Home Loan Mortgage Corporation — 3.9%
4.500%, 5/1/2039 (1)	3,193,621	3,399,935
4.500%, 2/1/2041 (1)	3,423,822	3,619,596
4.500%, 9/15/2041 (4)	5,000,000	5,278,125
5.000%, 12/1/2022	448,240	483,448
6.000%, 1/1/2038	1,846,808	2,046,642
6.000%, 2/1/2038 (1)	3,236,068	3,593,307

		18,421,053

Federal National Mortgage Association — 26.3%
3.017%, 3/1/2041 (3)	1,237,531	1,289,116
3.034%, 8/1/2041 (3)	1,250,000	1,306,250
3.112%, 5/1/2041 (3)	1,213,882	1,260,490
3.228%, 5/1/2041 (3)	1,190,392	1,244,305
3.500%, 2/1/2026 (1)	4,812,825	5,032,454
4.000%, 2/1/2041 (1)(4)	10,596,781	11,001,885
4.000%, 9/15/2041 (4)	27,000,000	27,987,201
4.500%, 6/1/2039 (1)	3,497,104	3,726,829
4.500%, 6/1/2039 (1)	3,885,503	4,112,817
4.500%, 9/1/2039 (1)	3,414,900	3,614,682
4.500%, 8/1/2041 (1)	1,988,482	2,104,814
4.500%, 9/14/2041 (4)	7,000,000	7,397,852
5.000%, 7/1/2022	2,461,135	2,657,912
5.000%, 10/1/2035 (1)	4,709,627	5,094,983
5.000%, 2/1/2036 (1)	5,644,469	6,102,788
5.000%, 9/15/2041 (4)	8,000,000	8,618,752
5.500%, 5/1/2037 (1)	5,756,378	6,310,700
5.500%, 12/1/2039 (1)	2,720,440	2,982,410
5.500%, 9/14/2041 (4)	11,000,000	12,024,375
6.000%, 9/15/2041 (4)	8,000,000	8,856,256
6.500%, 11/1/2037	481,426	533,594

		123,260,465

Total U.S. Government Agency-Mortgage Securities
(identified cost $138,177,303)		141,681,518

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Short-Term Investments — 56.4%

Collateral Pool Investment for Securities on Loan — 42.8%

(See Note 2 of the Financial Statements)		$ 201,142,668

Repurchase Agreement — 13.6%
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $63,823,361 on 9/1/2011, collateralized by U.S. Government Agency Obligations with various maturities to 6/15/2035, with a market value of $65,099,744 (at amortized cost)	$63,823,272	63,823,272

Total Short-Term Investments (identified cost $264,965,940)		264,965,940

Total Investments — 155.7% (identified cost $720,758,977)		730,862,688
Other Assets and Liabilities — (55.7)%		(261,470,462)

Total Net Assets — 100.0%		$469,392,226

Core Plus Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 9.8%

Automobiles — 9.8%
Capital Auto Receivables Asset Trust, Class A4, (Series 2008-2), 5.420%, 12/15/2014	$1,000,000	$ 1,030,274
CarMax Auto Owner Trust, Class A4A, (Series 2008-1), 4.790%, 2/15/2013	270,408	273,790
Ford Credit Auto Owner Trust, Class A4, (Series 2009-B), 4.500%, 7/15/2014	605,000	633,670
Ford Credit Auto Owner Trust, Class A4A, (Series 2008-B), 4.950%, 3/15/2013	792,980	803,989
Ford Credit Auto Owner Trust, Class A4A, (Series 2008-C), 5.160%, 4/15/2013	3,441,572	3,502,126
Harley-Davidson Motorcycle Trust, Class A4, (Series 2008-1), 4.900%, 12/15/2013	783,049	797,376
Honda Auto Receivables Owner Trust, Class A4, (Series 2008-1), 4.880%, 9/18/2014	792,062	793,694
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-1), 5.000%, 9/15/2014	879,880	895,485
Nissan Auto Receivables Owner Trust, Class A3, (Series 2009-A), 3.200%, 2/15/2013	226,570	228,097
Nissan Auto Receivables Owner Trust, Class A4, (Series 2007-B), 5.160%, 3/17/2014	351,841	355,684
USAA Auto Owner Trust, Class A3, (Series 2009-1), 3.020%, 6/15/2013	214,695	215,607

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Automobiles (continued)
USAA Auto Owner Trust, Class A4, (Series 2008-2), 5.160%, 11/15/2013	$1,215,916	$ 1,229,711

Total Asset-Backed Securities (identified cost $10,816,400)		10,759,503

Commercial Mortgage Securities — 1.4%

Private Sponsor — 1.4%
Bear Stearns Commercial Mortgage Securities, Class A4, (Series 2007-T28), 5.742%, 9/11/2042 (3)	500,000	559,035
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2005-CB13), 5.247%, 1/12/2043	943,710	941,956

Total Commercial Mortgage Securities (identified cost $1,223,619)		1,500,991

Corporate Bonds & Notes — 60.5%

Agriculture — 2.7%
Altria Group, Inc., 10.200%, 2/6/2039	250,000	364,712
Bunge, Ltd. Finance Corp., 8.500%, 6/15/2019 (1)	500,000	638,822
Lorillard Tobacco Co., 8.125%, 5/1/2040	1,000,000	1,137,093
Reynolds American, Inc., 7.750%, 6/1/2018	650,000	792,845

		2,933,472

Banks — 6.8%
BanColombia SA, 5.950%, 6/3/2021 (5)(6)	750,000	776,250
Discover Bank, 7.000%, 4/15/2020	1,000,000	1,089,882
Goldman Sachs Group, Inc., 6.750%, 10/1/2037	750,000	714,032
Goldman Sachs Group, Inc., 7.500%, 2/15/2019 (1)	700,000	800,827
JPMorgan Chase & Co., 0.964%, 2/26/2013 (3)	500,000	501,453
JPMorgan Chase & Co., 4.625%, 5/10/2021	1,500,000	1,556,839
Morgan Stanley, 5.500%, 7/28/2021 (1)	1,500,000	1,500,474
National Agricultural Cooperative Federation, 4.250%, 1/28/2016 (5)(6)	500,000	516,138

		7,455,895

Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc., 0.802%, 1/27/2014 (3)	1,000,000	1,007,098

Chemicals — 1.2%
Braskem Finance, Ltd., 5.750%, 4/15/2021 (5)(6)	500,000	505,000
Dow Chemical Co., 9.400%, 5/15/2039	500,000	781,700

		1,286,700

Computers — 1.2%
Hewlett-Packard Co., 0.719%, 5/30/2014 (1)(3)	750,000	745,219

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Computers (continued)
International Business Machines Corp., 0.277%, 6/15/2012 (3)	$ 500,000	$ 500,463

		1,245,682

Diversified Financial Services — 3.1%
Blackstone Holdings Finance Co. LLC, 6.625%, 8/15/2019 (5)(6)	400,000	445,068
Harley-Davidson Funding Corp., 5.750%, 12/15/2014 (1)(5)(6)	600,000	663,099
IPIC GMTN, Ltd., 5.000%, 11/15/2020 (5)(6)	1,000,000	1,035,000
Jefferies Group, Inc., 6.875%, 4/15/2021	500,000	560,060
Jefferies Group, Inc., 8.500%, 7/15/2019 (1)	350,000	423,067
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018 (1)	250,000	259,798

		3,386,092

Electric — 1.8%
Allegheny Energy Supply Co. LLC, 6.750%, 10/15/2039 (5)(6)	250,000	259,786
CenterPoint Energy Houston Electric LLC, 7.000%, 3/1/2014 (1)	250,000	285,603
Dubai Electricity & Water Authority, 8.500%, 4/22/2015 (5)(6)	1,000,000	1,105,000
Progress Energy, Inc., 7.050%, 3/15/2019	250,000	311,168

		1,961,557

Environmental Control — 0.3%
Waste Management, Inc., 7.375%, 3/11/2019	250,000	318,165

Food — 1.4%
Corn Products International, Inc., 6.625%, 4/15/2037	500,000	565,677
Ralcorp Holdings, Inc., 6.625%, 8/15/2039	1,000,000	984,569

		1,550,246

Forest Products & Paper — 0.3%
International Paper Co., 8.700%, 6/15/2038	250,000	319,386

Healthcare-Products — 0.5%
Hospira, Inc., 6.400%, 5/15/2015	500,000	576,393

Healthcare-Services — 2.2%
DaVita, Inc., 6.375%, 11/1/2018 (1)	500,000	492,500
DaVita, Inc., 6.625%, 11/1/2020	500,000	492,500
Humana, Inc., 8.150%, 6/15/2038	500,000	646,495
Quest Diagnostics, Inc., 1.096%, 3/24/2014 (3)	500,000	503,272
Quest Diagnostics, Inc., 6.400%, 7/1/2017 (1)	250,000	298,039

		2,432,806
Corporate Bonds & Notes (continued)

Holding Companies-Diversified — 0.9%
Sinochem Overseas Capital Co., Ltd., 6.300%, 11/12/2040 (5)(6)	$1,000,000	$ 988,761

Home Furnishings — 0.8%
Whirlpool Corp., 8.600%, 5/1/2014	700,000	803,237

Insurance — 5.2%
Aflac, Inc., 8.500%, 5/15/2019	700,000	870,219
American Financial Group, Inc., 9.875%, 6/15/2019	250,000	314,872
Berkshire Hathaway, Inc., 0.986%, 8/15/2014 (3)	1,000,000	1,003,705
Lincoln National Corp., 7.000%, 6/15/2040	1,000,000	1,085,567
Marsh & McLennan Cos., Inc., 9.250%, 4/15/2019	350,000	458,856
MetLife, Inc., 1.519%, 8/6/2013 (3)	500,000	503,553
MetLife, Inc., 5.875%, 2/6/2041	500,000	534,935
Prudential Financial, Inc., 5.625%, 5/12/2041	1,000,000	936,674

		5,708,381

Internet — 0.9%
Expedia, Inc., 5.950%, 8/15/2020 (1)	1,000,000	1,010,655

Iron/Steel — 2.0%
ArcelorMittal, 5.500%, 3/1/2021 (1)	750,000	735,625
ArcelorMittal, 7.000%, 10/15/2039	1,000,000	970,302
Hyundai Steel Co., 4.625%, 4/21/2016 (5)(6)	500,000	512,441

		2,218,368

Lodging — 0.9%
Wyndham Worldwide Corp., 6.000%, 12/1/2016	400,000	423,322
Wyndham Worldwide Corp., 7.375%, 3/1/2020	500,000	555,905

		979,227

Machinery-Construction & Mining — 0.9%
Caterpillar, Inc., 0.398%, 11/21/2012 (3)	1,000,000	1,001,167

Media — 1.1%
CBS Corp., 8.875%, 5/15/2019	500,000	646,699
Time Warner Entertainment Co. LP, 10.150%, 5/1/2012	250,000	265,131
Viacom, Inc., 6.125%, 10/5/2017	250,000	288,942

		1,200,772

Mining — 3.2%
Alcoa, Inc., 6.150%, 8/15/2020 (1)	1,000,000	1,049,345
Kinross Gold Corp., 6.875%, 9/1/2041 (5)(6)	500,000	504,865
Rio Tinto Finance USA, Ltd., 8.950%, 5/1/2014	350,000	420,084
Rio Tinto Finance USA, Ltd., 9.000%, 5/1/2019	400,000	546,712
Teck Resources, Ltd., 6.250%, 7/15/2041	750,000	797,763

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Core Plus Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Mining (continued)
Vale Overseas, Ltd., 6.875%, 11/10/2039	$ 125,000	$ 143,713

		3,462,482

Oil & Gas — 5.1%
Chesapeake Energy Corp., 6.625%, 8/15/2020	1,000,000	1,050,000
Ecopetrol SA, 7.625%, 7/23/2019	500,000	611,250
Hess Corp., 8.125%, 2/15/2019 (1)	250,000	326,602
Nabors Industries, Inc., 9.250%, 1/15/2019	250,000	317,457
Nexen, Inc., 7.500%, 7/30/2039	250,000	291,071
Pride International, Inc., 7.875%, 8/15/2040	1,000,000	1,272,811
Rowan Cos., Inc., 5.000%, 9/1/2017	500,000	530,259
Talisman Energy, Inc., 7.750%, 6/1/2019	700,000	881,358
Valero Energy Corp., 9.375%, 3/15/2019	250,000	325,297

		5,606,105

Oil & Gas Services — 0.8%
Weatherford International, Ltd., 6.750%, 9/15/2040 (1)	500,000	547,729
Weatherford International, Ltd., 9.625%, 3/1/2019 (1)	250,000	336,059

		883,788

Packaging & Containers — 1.9%
Ball Corp., 6.625%, 3/15/2018 (1)	1,000,000	1,030,000
Ball Corp., 7.125%, 9/1/2016	150,000	162,000
Bemis Co., Inc., 6.800%, 8/1/2019	750,000	896,947

		2,088,947

Pharmaceuticals — 3.0%
Endo Pharmaceuticals Holdings, Inc., 7.000%, 12/15/2020 (5)(6)	1,500,000	1,541,250
Endo Pharmaceuticals Holdings, Inc., 7.250%, 1/15/2022 (5)(6)	500,000	512,500
Express Scripts, Inc., 6.250%, 6/15/2014	500,000	557,195
McKesson Corp., 7.500%, 2/15/2019	350,000	450,934
Teva Pharmaceutical Finance III LLC, 0.647%, 12/19/2011 (3)	250,000	250,251

		3,312,130

Pipelines — 2.5%
El Paso Pipeline Partners Operating Co. LLC, 7.500%, 11/15/2040	750,000	887,543
Energy Transfer Partners LP, 9.000%, 4/15/2019 (1)	250,000	307,366
Enterprise Products Operating LLC, 5.700%, 2/15/2042	500,000	507,410
Kinder Morgan Energy Partners LP, 9.000%, 2/1/2019	250,000	323,900

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Pipelines (continued)
Rockies Express Pipeline LLC, 6.875%, 4/15/2040 (5)(6)	$ 750,000	$ 729,564

		2,755,783

Real Estate Investment Trusts — 0.9%
HCP, Inc., 5.375%, 2/1/2021	500,000	510,330
Health Care REIT, Inc., 6.500%, 3/15/2041	500,000	487,320

		997,650

Retail — 2.5%
AutoZone, Inc., 5.750%, 1/15/2015 (1)	250,000	278,761
Best Buy Co., Inc., 5.500%, 3/15/2021	1,000,000	953,991
JC Penney Corp., Inc., 7.125%, 11/15/2023 (1)	300,000	308,250
JC Penney Corp., Inc., 7.400%, 4/1/2037	1,000,000	935,000
Staples, Inc., 9.750%, 1/15/2014	250,000	293,191

		2,769,193

Semiconductors — 1.0%
Kla-Tencor Corp., 6.900%, 5/1/2018	100,000	116,500
Texas Instruments, Inc., 0.466%, 5/15/2013 (3)	1,000,000	1,002,561

		1,119,061

Sovereign — 1.0%
Korea Expressway Corp., 4.500%, 3/23/2015 (5)(6)	500,000	524,587
MDC-GMTN B.V., 5.500%, 4/20/2021 (5)(6)	500,000	534,811

		1,059,398

Telecommunications — 2.7%
Frontier Communications Corp., 8.125%, 10/1/2018 (1)	500,000	519,375
Frontier Communications Corp., 9.000%, 8/15/2031 (1)	1,000,000	957,000
Telecom Italia Capital SA, 7.721%, 6/4/2038	500,000	487,401
Windstream Corp., 7.000%, 3/15/2019 (1)	500,000	492,500
Windstream Corp., 8.625%, 8/1/2016	500,000	523,125

		2,979,401

Toys/Games/Hobbies — 0.5%
Mattel, Inc., 6.200%, 10/1/2040	500,000	548,301

Transportation — 0.3%
FedEx Corp., 8.000%, 1/15/2019	250,000	323,822

Total Corporate Bonds & Notes (identified cost $60,934,765)		66,290,121

Municipals — 0.3%

California — 0.3%
Metropolitan Water District of Southern California, 6.947%, 7/1/2040, Call 7/1/2020	300,000	338,481

Total Municipals (identified cost $300,000)		338,481

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Core Plus Bond Fund (continued)

Description	Shares or Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations — 4.4%

U.S. Treasury Bonds & Notes — 4.4%
1.750%, 1/15/2028	$1,616,235	$ 1,865,993
2.000%, 4/15/2012	1,112,400	1,129,173
2.125%, 1/15/2019	1,577,055	1,855,257

Total U.S. Government & U.S. Government Agency Obligations (identified cost $4,412,034)		4,850,423

U.S. Government Agency-Mortgage Securities — 15.8%

Federal Home Loan Mortgage Corporation — 1.9%
4.000%, 3/1/2041	985,880	1,023,338
5.000%, 2/1/2039	980,448	1,055,737

		2,079,075

Federal National Mortgage Association — 4.5%
4.000%, 2/1/2041	1,970,097	2,045,412
4.000%, 2/1/2041	1,717,071	1,782,713
6.000%, 12/1/2038	448,613	497,295
6.500%, 10/1/2037	479,886	541,110

		4,866,530

Government National Mortgage Association — 9.4%
4.000%, 10/15/2040	1,463,303	1,551,007
4.000%, 12/15/2040	2,471,178	2,619,291
4.000%, 4/15/2041	1,977,545	2,096,072
5.500%, 8/20/2038	1,538,280	1,694,129
5.500%, 2/15/2039	655,201	731,717
6.000%, 10/15/2038	267,500	301,530
6.000%, 12/15/2038	759,861	856,527
6.000%, 1/15/2039	385,162	434,160

		10,284,433

Total U.S. Government Agency-Mortgage Securities
(identified cost $16,450,949)		17,230,038

Short-Term Investments — 18.3%

Collateral Pool Investment for Securities on Loan — 10.6%

(See Note 2 of the Financial Statements)		11,658,431

Commercial Paper — 1.4%
John Deere Bank, 0.060%, 9/9/2011 (9)	1,500,000	1,499,980

Mutual Funds — 6.3%
Marshall Prime Money Market Fund, Class I, 0.119% (11)	6,903,852	6,903,852

Total Short-Term Investments (identified cost $20,062,263)		20,062,263

Total Investments — 110.5% (identified cost $114,200,030)		121,031,820
Other Assets and Liabilities — (10.5)%		(11,513,188)

Total Net Assets — 100.0%		$109,518,632

Government Money Market Fund

Description	Principal Amount	Value
Municipals — 23.9%

Arizona — 3.5%
Maricopa County Industrial Development Authority, FNMA, 0.200%, 9/15/2035, Call 9/15/2011 (3)	$ 17,580,000	$ 17,580,000

California — 11.8%
California Statewide Communities Development Authority, FNMA, 0.220%, 12/15/2037, Call 9/15/2011 (3)(7)	19,000,000	19,000,000
Puttable Floating Option Tax-Exempt Receipts, FHLMC, 0.310%, 4/1/2044, Call 12/1/2018 (3)(7)	4,980,000	4,980,000
San Francisco City & County Redevelopment Agency, FNMA, 0.160%, 6/15/2034, Call 9/15/2011 (3)(7)	16,100,000	16,100,000
Santa Cruz Redevelopment Agency, FNMA, 0.200%, 8/15/2035, Call 9/15/2011 (3)(7)	19,000,000	19,000,000

		59,080,000

Federal Home Loan Mortgage Corporation — 3.8%
Federal Home Loan Mortgage Corp., 0.270%, 7/15/2050, Call 9/1/2011 (3)(7)	19,040,000	19,040,000

Georgia — 2.0%
Puttable Floating Option Tax-Exempt Receipts, FHLMC, 0.310%, 9/1/2048, Call 3/1/2022 (3)(7)	10,135,000	10,135,000

Maryland — 2.8%
Prince Georges County Housing Authority, FHLMC, 0.260%, 2/1/2040, Call 9/1/2011 (3)(7)	13,900,000	13,900,000

Total Municipals		119,735,000

Repurchase Agreements — 51.0%
Agreement with Barclays Capital, Inc., 0.030%, dated 8/31/2011, to be repurchased at $50,000,042 on 9/1/2011, collateralized by a U.S. Government Treasury Obligation with a maturity of 4/15/2015, with a market value of $51,000,032	50,000,000	50,000,000
Agreement with Cantor Fitzgerald, Inc., 1.000%, dated 8/31/2011, to be repurchased at $5,000,139 on 9/1/2011, collateralized by U.S. Government Agency Obligations with various maturities to 4/25/2036, with a market value of $5,100,000	5,000,000	5,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Government Money Market Fund (continued)

Description	Principal Amount	Value
Repurchase Agreements (continued)
Agreement with Deutsche Bank Alex Brown, Inc., 0.070%, dated 8/31/2011, to be repurchased at $110,000,214 on 9/1/2011, collateralized by U.S. Government Agency Obligations with various maturities to 11/1/2040, with a market value of $112,200,000	$110,000,000	$ 110,000,000
Agreement with Fixed Income Clearing Corp., 0.010%, dated 8/31/2011, to be repurchased at $16,073,628 on 9/1/2011, collateralized by a U.S. Government Treasury Obligation with a maturity of 8/31/2018, with a market value of $16,400,000	16,073,624	16,073,624
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $74,000,103 on 9/1/2011, collateralized by U.S. Government Agency Obligations with various maturities to 6/15/2035, with a market value of $75,480,667	74,000,000	74,000,000

Total Repurchase Agreements		255,073,624

U.S. Government & U.S. Government Agency Obligations — 22.6%

Federal Farm Credit Bank — 0.9%
0.090%, 9/8/2011 (9)	4,249,000	4,248,926

Federal Home Loan Bank — 11.0%
0.155%, 2/10/2012 (3)	20,000,000	19,997,188
0.216%, 10/13/2011 (3)	20,000,000	20,002,482
0.330%, 8/10/2012	10,000,000	10,000,000
0.440%, 8/28/2012	5,000,000	5,000,000

		54,999,670

Federal Home Loan Mortgage Corporation — 4.6%
0.210%, 12/1/2011 (9)	3,110,000	3,108,349
0.220%, 10/12/2012 (3)	20,000,000	20,000,000

		23,108,349

Federal National Mortgage Association — 6.1%
0.136%, 1/3/2012 (9)	5,746,000	5,743,308
0.240%, 9/17/2012 (3)	15,000,000	14,996,808
0.250%, 1/10/2013 (3)	10,000,000	10,009,632

		30,749,748

Total U.S. Government & U.S. Government Agency Obligations		113,106,693

Total Investments — 97.5% (at amortized cost)		487,915,317
Other Assets and Liabilities — 2.5%		12,493,888

Total Net Assets — 100.0%		$500,409,205

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 100.3%

Alabama — 5.3%
Bessemer Governmental Utility Services Corp., 0.310%, 6/1/2015 (3)	$ 5,085,000	$ 5,085,000
Chatom Industrial Development Board, 0.750%, 8/1/2037, Call 2/1/2012 (3)	8,500,000	8,500,000
Chatom Industrial Development Board, 1.000%, 11/15/2011 (3)	2,355,000	2,355,000
Chatom Industrial Development Board, 1.000%, 12/1/2024, Call 12/1/2011 (3)	8,000,000	8,000,000
City of Gardendale, 0.290%, 10/1/2032, Call 9/1/2011 (3)	1,465,000	1,465,000
City of Gardendale, 0.290%, 10/1/2032, Call 9/1/2011 (3)	1,584,000	1,584,000
City of Gardendale, 0.290%, 10/1/2032, Call 9/1/2011 (3)	3,200,000	3,200,000
Mobile Industrial Development Board, 0.750%, 8/22/2012 (3)	15,000,000	15,000,000

		45,189,000

Arizona — 4.5%
Puttable Floating Option Tax-Exempt Receipts, 0.370%, 2/1/2042, Call 2/1/2013 (3)(5)(6)	13,840,000	13,840,000
Puttable Floating Option Tax-Exempt Receipts, 0.470%, 2/1/2042, Call 2/1/2013 (3)	25,065,000	25,065,000

		38,905,000

California — 5.4%
California School Cash Reserve Program Authority, 2.500%, 1/31/2012	10,000,000	10,061,468
California Statewide Communities Development Authority, 0.170%, 11/15/2038, Call 9/1/2011 (3)	8,750,000	8,750,000
County of Riverside, 2.000%, 10/12/2011	8,000,000	8,011,876
Fontana Unified School District, 0.310%, 2/1/2016 (3)	3,765,000	3,765,000
State of California, 0.260%, 3/1/2035, Call 3/1/2016 (3)	12,250,000	12,250,000
Sweetwater Union High School District, 0.310%, 8/1/2013 (3)	3,620,000	3,620,000

		46,458,344

Colorado — 3.6%
Colorado Health Facilities Authority, 0.420%, 8/1/2034, Call 9/26/2011 (3)	4,545,000	4,545,000
Colorado Health Facilities Authority, 0.420%, 8/1/2034, Call 9/26/2011 (3)	3,645,000	3,645,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Lincoln Park Metropolitan District, 7.750%, 12/1/2011	$ 2,000,000	$ 2,075,136
Puttable Floating Option Tax-Exempt Receipts, 0.470%, 12/1/2028 (3)	14,820,000	14,820,000
SCA Tax Exempt Trust, 0.440%, 1/1/2030 (3)	5,745,000	5,745,000

		30,830,136

Connecticut — 1.3%
Connecticut Housing Finance Authority, 0.140%, 11/15/2035, Call 9/1/2011 (3)	3,600,000	3,600,000
Connecticut Housing Finance Authority, 0.140%, 11/15/2036, Call 9/1/2011 (3)	7,405,000	7,405,000

		11,005,000

District of Columbia — 0.7%
District of Columbia, 0.340%, 10/1/2023, Call 9/1/2011 (3)	3,895,000	3,895,000
District of Columbia, 0.340%, 3/1/2026, Call 9/1/2011 (3)	1,940,000	1,940,000

		5,835,000

Florida — 3.7%
Collier County Health Facilities Authority, 0.190%, 12/1/2024, Call 9/1/2011 (3)	6,645,000	6,645,000
County of Brevard, 0.340%, 10/1/2019, Call 9/1/2011 (3)	2,240,000	2,240,000
County of St. Lucie, 0.140%, 9/1/2028, Call 9/1/2011 (3)	5,000,000	5,000,000
Florida State Board of Education, 5.000%, 7/1/2012	2,000,000	2,096,233
JP Morgan Chase Putters/Drivers Trust, 0.310%, 11/1/2015 (3)(5)(6)	3,700,000	3,700,000
JP Morgan Chase Putters/Drivers Trust, 0.310%, 4/1/2018 (3)(5)(6)	3,000,000	3,000,000
Orange County Industrial Development Authority, 0.340%, 10/1/2023, Call 9/1/2011 (3)	2,965,000	2,965,000
Palm Beach County School Board, 0.230%, 8/1/2026, Call 8/1/2016 (3)	6,000,000	6,000,000

		31,646,233

Georgia — 4.6%
Appling County Development Authority, 0.170%, 9/1/2029, Call 9/1/2011 (3)	6,300,000	6,300,000
Columbia County Development Authority, 0.290%, 8/1/2018, Call 9/1/2011 (3)	2,100,000	2,100,000
County of DeKalb, 0.510%, 4/1/2023 (3)(5)(6)	9,600,000	9,600,000
County of DeKalb, 0.560%, 10/1/2035, Call 10/1/2026 (3)(5)(6)	11,990,000	11,990,000

Description	Principal Amount	Value
Municipals (continued)

Georgia (continued)
Floyd County Development Authority, 0.170%, 7/1/2022, Call 9/1/2011 (3)	$ 2,200,000	$ 2,200,000
Rome-Floyd County Development Authority, 0.280%, 11/1/2011 (3)	3,500,000	3,500,000
Savannah Economic Development Authority, 0.200%, 1/1/2016, Call 9/1/2011 (3)	4,085,000	4,085,000

		39,775,000

Hawaii — 2.6%
Puttable Floating Option Tax-Exempt Receipts, 0.350%, 7/1/2024, Call 9/1/2011 (3)(5)(6)	22,610,000	22,610,000

Illinois — 3.7%
Illinois Finance Authority, 0.140%, 5/15/2035, Call 9/1/2011 (3)	5,120,000	5,120,000
Illinois Finance Authority, 0.260%, 7/1/2029, Call 7/1/2012 (3)	5,850,000	5,850,000
Illinois Finance Authority, 0.470%, 5/15/2037, Call 9/1/2011 (3)	9,840,000	9,840,000
JP Morgan Chase Putters/Drivers Trust, 0.310%, 6/1/2018 (3)(5)(6)	6,865,000	6,865,000
Phoenix Realty Special Account-U LP, 0.330%, 4/1/2020, Call 9/1/2011 (3)	4,075,000	4,075,000

		31,750,000

Indiana — 1.2%
Barclays Capital Municipal Trust Receipts, 0.310%, 4/1/2030 (3)(5)(6)	7,770,000	7,770,000
Indiana Development Finance Authority, 0.300%, 1/1/2021, Call 9/1/2011 (3)	2,400,000	2,400,000

		10,170,000

Iowa — 2.8%
Iowa Finance Authority, 0.280%, 6/1/2036, Call 9/1/2011 (3)	21,000,000	21,000,000
Iowa Finance Authority, 0.470%, 11/1/2042, Call 9/1/2011 (3)	3,375,000	3,375,000

		24,375,000

Kansas — 1.3%
City of Burlington, 0.550%, 9/20/2011	7,695,000	7,695,000
City of Burlington, 0.550%, 9/20/2011	3,600,000	3,600,000

		11,295,000

Kentucky — 3.6%
County of Mason, 0.700%, 10/15/2014, Call 9/7/2011 (3)	15,400,000	15,400,000
County of Mason, 0.700%, 10/15/2014, Call 9/7/2011 (3)	9,925,000	9,925,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kentucky (continued)
Hancock County, 0.310%, 7/1/2012 (3)	$ 1,685,000	$ 1,685,000
Hancock County, 0.310%, 7/1/2012 (3)	1,000,000	1,000,000
Hardin County Water District No. 1, 0.280%, 9/1/2022, Call 9/1/2011 (3)	3,280,000	3,280,000

		31,290,000

Louisiana — 1.4%
Louisiana Public Facilities Authority, 0.310%, 1/1/2022 (3)	1,665,000	1,665,000
Parish of St. James, 0.300%, 11/1/2039, Call 9/1/2011 (3)	10,000,000	10,000,000

		11,665,000

Maryland — 3.1%
Maryland Health & Higher Educational Facilities Authority, 0.470%, 7/1/2036, Call 9/21/2011 (3)	21,720,000	21,720,000
Montgomery County Housing Opportunites Commission, 0.230%, 7/1/2027, Call 9/1/2011 (3)	2,145,000	2,145,000
Montgomery County Housing Opportunites Commission, 0.230%, 7/1/2037, Call 9/1/2011 (3)	2,985,000	2,985,000

		26,850,000

Massachusetts — 3.2%
BB&T Municipal Trust, 0.300%, 10/1/2028 (3)(5)(6)	5,300,000	5,300,000
Massachusetts Development Finance Agency, 0.450%, 6/1/2034, Call 9/1/2011 (3)	6,500,000	6,500,000
Massachusetts Development Finance Agency, 0.450%, 1/1/2035, Call 9/1/2011 (3)	8,315,000	8,315,000
Massachusetts Development Finance Agency, 0.500%, 1/1/2026, Call 9/1/2011 (3)	6,395,000	6,395,000
Massachusetts Industrial Finance Agency, 0.310%, 12/1/2019, Call 9/7/2011 (3)	1,000,000	1,000,000

		27,510,000

Michigan — 1.6%
Michigan Strategic Fund, 0.270%, 2/1/2032, Call 9/1/2011 (3)	5,440,000	5,440,000
Michigan Strategic Fund, 0.420%, 11/15/2034, Call 9/1/2011 (3)	8,585,000	8,585,000

		14,025,000

Minnesota — 4.4%
City of Bloomington, 0.260%, 12/1/2015 (3)	3,310,000	3,310,000
City of Bloomington, 0.260%, 12/1/2015, Call 9/1/2011 (3)	3,405,000	3,405,000

Description	Principal Amount	Value
Municipals (continued)

Minnesota (continued)
City of Ramsey, 0.310%, 12/1/2023, Call 9/1/2011 (3)	$ 3,160,000	$ 3,160,000
SCA Tax Exempt Trust, 0.440%, 1/1/2030 (3)	6,675,000	6,675,000
Southern Minnesota Municipal Power Agency, 0.300%, 9/8/2011	6,000,000	6,000,000
Southern Minnesota Municipal Power Agency, 0.400%, 9/7/2011	15,000,000	15,000,000

		37,550,000

Mississippi — 1.8%
Claiborne County, 0.700%, 11/3/2011	5,000,000	5,000,000
Mississippi Business Finance Corp., 0.700%, 11/1/2011 (3)	10,000,000	10,000,000

		15,000,000

Missouri — 0.7%
City of Brentwood, 0.450%, 11/1/2023, Call 9/1/2011 (3)	6,000,000	6,000,000

Montana — 0.7%
City of Forsyth, 0.300%, 1/1/2018, Call 9/1/2011 (3)	6,000,000	6,000,000

Nebraska — 0.5%
Nebraska Educational Finance Authority, 0.130%, 7/1/2035, Call 9/1/2011 (3)	4,100,000	4,100,000
Nebraska Investment Finance Authority, 0.160%, 9/1/2031, Call 9/1/2011 (3)	600,000	600,000

		4,700,000

New Jersey — 0.7%
JP Morgan Chase Putters/Drivers Trust, 0.310%, 12/15/2013 (3)(5)(6)	2,775,000	2,775,000
Township of Mendham, 1.250%, 5/25/2012	3,054,900	3,062,854

		5,837,854

New York — 9.2%
Broome County Industrial Development Agency, 0.500%, 2/1/2029, Call 9/1/2011 (3)	3,635,000	3,635,000
Broome County Industrial Development Agency, 0.500%, 2/1/2029, Call 9/1/2011 (3)	2,000,000	2,000,000
Jefferson Central School District, 1.250%, 6/22/2012	8,085,000	8,098,492
New York State Housing Finance Agency, 0.400%, 11/1/2041, Call 9/1/2011 (3)	28,000,000	28,000,000
New York State Thruway Authority, 0.310%, 1/1/2014 (3)	4,995,000	4,995,000
Utica Industrial Development Agency, 0.360%, 7/15/2029, Call 9/1/2011 (3)	7,260,000	7,260,000
Worcester Central School District, 2.000%, 6/22/2012, Call 12/22/2011	24,570,000	24,656,052

		78,644,544

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

North Carolina — 0.2%
North Carolina Medical Care Commission, 0.290%, 2/1/2022, Call 9/1/2011 (3)	$ 2,000,000	$ 2,000,000

Ohio — 6.4%
City of Akron, 2.500%, 9/30/2011	3,000,000	3,002,229
City of Warrensville Heights, 2.750%, 2/2/2012	8,700,000	8,744,996
County of Erie, 0.350%, 8/15/2046, Call 10/3/2011 (3)	14,975,000	14,975,000
County of Lawrence, 0.280%, 11/1/2011 (3)	3,500,000	3,500,000
County of Warren, 0.370%, 9/1/2015 (3)	5,190,000	5,190,000
Ohio State Higher Educational Facility Commission, 0.260%, 1/15/2046, Call 1/15/2017 (3)	11,250,000	11,250,000
Puttable Floating Option Tax-Exempt Receipts, 0.370%, 4/1/2026 (3)	7,860,000	7,860,000

		54,522,225

Oklahoma — 0.4%
Oklahoma Industries Authority, 0.300%, 8/1/2018, Call 9/1/2011 (3)	1,100,000	1,100,000
Tulsa Industrial Authority, 0.390%, 11/1/2026, Call 9/1/2011 (3)	2,715,000	2,715,000

		3,815,000

Pennsylvania — 5.1%
Beaver County Industrial Development Authority, 0.130%, 4/1/2035, Call 9/1/2011 (3)	11,000,000	11,000,000
Delaware County Authority, 0.470%, 6/1/2037, Call 9/1/2011 (3)	9,800,000	9,800,000
JP Morgan Chase Putters/Drivers Trust, 0.310%, 6/1/2015 (3)(5)(6)	3,540,000	3,540,000
Luzerne County Industrial Development Authority, 0.500%, 2/1/2029, Call 9/1/2011 (3)	9,000,000	9,000,000
Reading School District, 0.310%, 1/15/2014 (3)	4,620,000	4,620,000
Westmoreland County Industrial Development Authority, 0.420%, 1/1/2036, Call 9/1/2011 (3)	5,450,000	5,450,000

		43,410,000

Puerto Rico — 0.7%
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities Financing Authority, 0.950%, 3/1/2012 (3)	5,770,000	5,770,000

Description	Principal Amount	Value
Municipals (continued)

Rhode Island — 1.8%
Rhode Island Health & Educational Building Corp., 0.400%, 11/1/2036, Call 9/1/2011 (3)	$15,205,000	$ 15,205,000

South Carolina — 1.2%
County of York, 1.000%, 9/15/2024, Call 9/1/2011 (3)	5,000,000	5,000,000
South Carolina Jobs-Economic Development Authority, 0.310%, 6/1/2030, Call 9/1/2011 (3)	5,000,000	5,000,000

		10,000,000

South Dakota — 1.6%
South Dakota Housing Development Authority, 0.280%, 5/1/2048, Call 9/1/2011 (3)	7,240,000	7,240,000
South Dakota Housing Development Authority, 0.290%, 11/1/2048, Call 9/1/2011 (3)	6,600,000	6,600,000

		13,840,000

Texas — 2.2%
Atascosa County Industrial Development Corp., 0.350%, 6/30/2020, Call 9/1/2011 (3)	3,700,000	3,700,000
Dallam County Industrial Development Corp., 0.280%, 5/1/2039, Call 9/1/2011 (3)	2,800,000	2,800,000
Harris County Health Facilities Development Corp., 0.120%, 11/15/2047, Call 9/1/2011 (3)	4,415,000	4,415,000
Lower Neches Valley Authority Industrial Development Corp., 0.130%, 5/1/2022, Call 9/1/2011 (3)	2,600,000	2,600,000
Puttable Floating Option Tax-Exempt Receipts, 0.400%, 7/1/2030 (3)(5)(6)	5,110,000	5,110,000

		18,625,000

Utah — 0.6%
Utah Associated Municipal Power Systems, 0.310%, 4/1/2012 (3)	5,360,000	5,360,000

Vermont — 1.2%
Vermont Housing Finance Agency, 0.500%, 7/1/2037, Call 9/1/2011 (3)	10,000,000	10,000,000

Virginia — 0.5%
Barclays Capital Municipal Trust Receipts, 0.310%, 2/1/2028, Call 2/1/2019 (3)(5)(6)	3,335,000	3,335,000
Suffolk Redevelopment & Housing Authority, 0.340%, 9/1/2019, Call 9/1/2011 (3)	1,305,000	1,305,000

		4,640,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Tax-Free Money Market Fund (continued)

Description	Shares or Principal Amount	Value
Municipals (continued)

Washington — 1.9%
Barclays Capital Municipal Trust Receipts, 0.310%, 6/1/2039, Call 6/1/2019 (3)(5)(6)	$11,250,000	$ 11,250,000
Washington Economic Development Finance Authority, 0.120%, 9/1/2018, Call 9/7/2011 (3)	1,130,000	1,130,000
Washington State Housing Finance Commission, 0.290%, 7/1/2028, Call 9/1/2011 (3)	4,105,000	4,105,000

		16,485,000

West Virginia — 0.3%
Deutsche Bank Spears/Lifers Trust, 0.340%, 4/1/2030 (3)	2,435,000	2,435,000

Wisconsin — 4.6%
City of Oak Creek, 2.250%, 12/1/2011, Call 10/3/2011	5,200,000	5,200,000
Maple School District, 1.000%, 11/1/2011	3,000,000	3,000,291
Reedsburg School District, 1.000%, 10/21/2011	4,000,000	4,000,872
Sturgeon Bay School District, 1.100%, 10/26/2011	2,000,000	2,000,416
Sun Prairie Area School District, 1.000%, 10/24/2011	10,400,000	10,404,187
Waukesha Housing Authority, 0.340%, 2/1/2026, Call 9/1/2011 (3)	5,250,000	5,250,000
Wisconsin Health & Educational Facilities Authority, 0.260%, 8/15/2034, Call 8/15/2016 (3)	2,200,000	2,200,000
Wisconsin Health & Educational Facilities Authority, 0.300%, 5/1/2026, Call 9/1/2011 (3)	120,000	120,000
Wisconsin Housing & Economic Development Authority, 0.300%, 5/1/2037, Call 9/1/2011 (3)	4,685,000	4,685,000
Wisconsin-Dells School District, 1.000%, 10/28/2011	2,800,000	2,800,520

		39,661,286

Total Municipals		860,684,622

Mutual Funds — 0.1%
Federated Tax-Free Obligations Fund, Class I, 0.050%	873,930	873,930

Total Mutual Funds		873,930

Total Investments — 100.4% (at amortized cost)		861,558,552
Other Assets and Liabilities — (0.4)%		(3,790,720)

Total Net Assets — 100.0%		$857,767,832

Prime Money Market Fund

Description	Principal Amount	Value
Certificates of Deposit — 6.9%

Banks — 6.9%
Bank of Nova Scotia/Houston, 0.340%, 12/8/2011 (3)	$100,000,000	$ 100,000,000
Natixis/New York, 0.496%, 10/7/2011 (3)	50,000,000	50,000,000
Royal Bank of Canada NY, 0.330%, 12/2/2011 (3)	100,000,000	100,000,000

Total Certificates of Deposit		250,000,000

Commercial Paper — 40.9%

Agriculture — 1.4%
Cargill Global Funding, 0.130%, 9/2/2011 (5)(6)(9)	50,000,000	49,999,820

Asset-Backed Securities — 11.8%
Chariot Funding LLC, 0.100%, 9/1/2011 (5)(6)(9)	36,871,000	36,871,000
Ciesco LLC, 0.180%, 10/11/2011 (5)(6)(9)	32,000,000	31,993,600
Concord Minutemen Capital Co., LLC, 0.320%, 11/2/2011 (5)(6)(9)	50,000,000	49,972,444
Falcon Asset Securitization LLC, 0.100%, 9/1/2011 (5)(6)(9)	61,199,000	61,199,000
GovCo LLC, 0.180%, 10/14/2011 (5)(6)(9)	29,000,000	28,993,765
GovCo LLC, 0.240%, 9/14/2011 (5)(6)(9)	50,000,000	49,995,667
GovCo LLC, 0.320%, 11/29/2011 (5)(6)(9)	47,000,000	46,962,818
GovCo LLC, 0.330%, 1/17/2012 (5)(6)(9)	24,000,000	23,969,640
Lexington Parker Capital Co., LLC, 0.440%, 12/1/2011 (5)(6)(9)	100,000,000	99,888,778

		429,846,712

Automobiles — 4.1%
Ford Credit Auto Receivables Trust, 0.400%, 9/15/2011 (9)	75,000,000	74,988,333
Ford Credit Auto Receivables Trust, 0.410%, 1/17/2012 (9)	75,000,000	74,882,125

		149,870,458

Consumer Products — 4.1%
Procter & Gamble Co., 0.300%, 12/9/2011 (5)(6)(9)	5,000,000	4,995,875
Reckitt Benckiser TSY, 0.400%, 1/30/2012 (5)(6)(9)	25,000,000	24,958,055
Reckitt Benckiser TSY, 0.410%, 11/18/2011 (5)(6)(9)	25,000,000	24,977,792
Reckitt Benckiser TSY, 0.430%, 12/5/2011 (5)(6)(9)	45,000,000	44,948,937

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Commercial Paper (continued)

Consumer Products (continued)
Reckitt Benckiser TSY, 0.570%, 4/30/2012 (5)(6)(9)	$ 50,000,000	$ 49,808,417

		149,689,076

Foreign Banks — 6.2%
ANZ National Ltd., 0.326%, 6/29/2012 (3)(5)(6)	75,000,000	75,000,000
Skandinaviska Enskilda Banken AB, 0.420%, 11/1/2011 (5)(6)(9)	50,000,000	49,964,417
Skandinaviska Enskilda Banken AB, 0.420%, 1/3/2012 (5)(6)(9)	100,000,000	99,855,333

		224,819,750

Insurance — 8.5%
Metlife Short Term Funding, 0.240%, 11/7/2011 (5)(6)(9)	32,065,000	32,050,678
Prudential Funding LLC, 0.100%, 9/1/2011 (9)	50,000,000	50,000,000
Prudential Funding LLC, 0.200%, 9/23/2011 (9)	50,000,000	49,993,889
Prudential Funding LLC, 0.250%, 10/25/2011 (9)	25,000,000	24,990,625
Prudential PLC, 0.430%, 11/28/2011 (5)(6)(9)	50,000,000	49,947,444
Prudential PLC, 0.580%, 1/24/2012 (5)(6)(9)	75,000,000	74,824,792
Prudential PLC, 0.700%, 10/25/2011 (5)(6)(9)	25,000,000	24,973,750

		306,781,178

Pharmaceuticals — 1.4%
Sanofi-Aventis, 0.370%, 10/19/2011 (5)(6)(9)	50,000,000	49,975,333

Utilities — 3.4%
Florida Power & Light Corp., 0.190%, 9/6/2011 (9)	33,000,000	32,999,129
National Rural Utilities Cooperative Finance Corp., 0.110%, 9/21/2011 (9)	45,000,000	44,997,250
National Rural Utilities Cooperative Finance Corp., 0.150%, 9/7/2011 (9)	45,000,000	44,998,875

		122,995,254

Total Commercial Paper		1,483,977,581

Funding Agreements — 3.2%

Insurance — 3.2%
Metropolitan Life Insurance Co., 0.454%, 2/1/2012 (3)(5)(8)	50,000,000	50,000,000
Metropolitan Life Insurance Co., 0.454%, 3/1/2012 (3)(5)(8)	65,000,000	65,000,000

Total Funding Agreements		115,000,000

Description	Principal Amount	Value
Municipals — 25.2%

California — 1.0%
California Infrastructure & Economic Development Bank, 0.140%, 12/1/2036, Call 9/1/2011 (3)	$ 13,300,000	$ 13,300,000
California Infrastructure & Economic Development Bank, 0.140%, 4/1/2042, Call 9/1/2011 (3)	24,000,000	24,000,000

		37,300,000

Colorado — 0.2%
Puttable Floating Option Tax-Exempt Receipts, 0.370%, 5/1/2041 (3)	6,010,000	6,010,000

Connecticut — 3.1%
Connecticut Housing Finance Authority, 0.250%, 11/15/2038, Call 9/1/2011 (3)	58,630,000	58,630,000
Connecticut Housing Finance Authority, 0.300%, 5/15/2031, Call 9/1/2011 (3)(7)	26,690,000	26,690,000
Connecticut Housing Finance Authority, AMBAC, 0.300%, 11/15/2033 (3)(7)	26,235,000	26,235,000

		111,555,000

District of Columbia — 0.3%
Metropolitan Washington Airports Authority, 0.130%, 10/1/2039, Call 9/1/2011 (3)	12,000,000	12,000,000

Federal Home Loan Mortgage Corporation — 0.4%
FHLMC Multifamily Variable Rate Demand Certificates, 0.300%, 9/15/2038, Call 9/1/2011 (3)(7)	13,210,000	13,210,000

Florida — 2.3%
County of St. Lucie, 0.140%, 9/1/2028, Call 9/1/2011 (3)	23,000,000	23,000,000
Florida Municipal Power Agency, 0.170%, 10/1/2035, Call 9/1/2011 (3)	60,090,000	60,090,000

		83,090,000

Georgia — 4.3%
Athens-Clarke County Unified Government Development Authority, 0.240%, 7/1/2021, Call 9/1/2011 (3)	8,365,000	8,365,000
Bartow County Development Authority, 0.250%, 12/1/2032 (3)	93,000,000	93,000,000
Floyd County Development Authority, 0.170%, 7/1/2022, Call 9/1/2011 (3)	17,000,000	17,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Schedules of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Georgia (continued)
Monroe County Development Authority, 0.170%, 11/1/2048, Call 9/1/2011 (3)	$ 40,000,000	$ 40,000,000

		158,365,000

Idaho — 2.1%
Lemhi County Industrial Development Corp., 0.380%, 10/6/2011 (3)	57,200,000	57,200,000
Shoshone County Industrial Development Corp., 0.380%, 10/6/2011 (3)	20,500,000	20,500,000

		77,700,000

Iowa — 1.1%
Iowa Finance Authority, 0.280%, 9/1/2036, Call 9/1/2011 (3)	19,000,000	19,000,000
Iowa Finance Authority, GNMA/FNMA/FHLMC, 0.240%, 1/1/2039, Call 9/1/2011 (3)(7)	19,630,000	19,630,000

		38,630,000

Maine — 0.6%
City of Portland, 0.320%, 6/1/2026, Call 9/1/2011 (3)	22,600,000	22,600,000

Montana — 0.8%
Montana Board of Investments, 0.200%, 12/30/2015, Call 9/7/2011 (3)(7)	30,000,000	30,000,000

New York — 5.6%
New York City Housing Development Corp., FNMA, 0.150%, 5/15/2034, Call 9/15/2011 (3)(7)	44,500,000	44,500,000
New York City Housing Development Corp., FNMA, 0.150%, 6/15/2034, Call 9/7/2011 (3)(7)	49,000,000	49,000,000
New York State Housing Finance Agency, 0.350%, 5/1/2042, Call 9/7/2011 (3)(7)	52,700,000	52,700,000
New York State Housing Finance Agency, FNMA, 0.150%, 11/15/2038, Call 9/7/2011 (3)(7)	56,100,000	56,100,000

		202,300,000

North Carolina — 0.2%
Puttable Floating Option Tax-Exempt Receipts, 0.520%, 7/1/2036 (3)	5,900,000	5,900,000

North Dakota — 0.4%
North Dakota Housing Finance Agency, 0.200%, 1/1/2039, Call 9/7/2011 (3)(7)	13,700,000	13,700,000

Description	Shares or Principal Amount	Value
Municipals (continued)

Washington — 0.5%
Port of Tacoma, 0.130%, 12/1/2044 (3)	$ 19,500,000	$ 19,500,000

Wisconsin — 2.3%
Wisconsin Housing & Economic Development Authority, 0.200%, 9/1/2032, Call 9/7/2011 (3)(7)	23,890,000	23,890,000
Wisconsin Housing & Economic Development Authority, 0.200%, 9/1/2035, Call 9/7/2011 (3)(7)	22,505,000	22,505,000
Wisconsin Housing & Economic Development Authority, 0.500%, 9/1/2026, Call 9/7/2011 (3)	11,980,000	11,980,000
Wisconsin Housing & Economic Development Authority, 0.500%, 3/1/2036, Call 9/7/2011 (3)	912,000	912,000
Wisconsin Housing & Economic Development Authority, GO, 0.200%, 3/1/2035, Call 9/7/2011 (3)(7)	15,360,000	15,360,000
Wisconsin Housing & Economic Development Authority, GO, 0.380%, 9/1/2023, Call 9/7/2011 (3)(7)	10,500,000	10,500,000

		85,147,000

Total Municipals		917,007,000

Mutual Funds — 4.1%
BlackRock Liquidity Funds TempFund, 0.138%	150,000,000	150,000,000

Total Mutual Funds		150,000,000

Notes-Variable — 10.9%

Broker/Dealers — 1.6%
Goldman Sachs Group, Inc., 0.449%, 2/6/2012 (3)	$ 60,001,000	59,983,726

Foreign Banks — 6.2%
ABN Amro Bank, 0.752%, 6/8/2012 (3)(5)(6)	50,000,000	50,000,000
Rabobank Nederland NV, 0.430%, 9/14/2012 (3)(5)(6)	50,000,000	50,000,000
Westpac Securities NZ, Ltd., 0.353%, 7/20/2012 (3)(5)(6)	25,000,000	25,000,000
Westpac Securities NZ, Ltd., 0.400%, 2/17/2012 (3)(5)(6)	100,000,000	100,000,000

		225,000,000

Pharmaceuticals — 1.4%
Sanofi-Aventis SA, 0.296%, 3/28/2012 (3)	50,000,000	50,000,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Notes-Variable (continued)

Utilities — 1.7%
National Rural Utilities Cooperative Finance Corp., 0.352%, 12/9/2011 (3)	$ 60,000,000	$ 60,000,000

Total Notes-Variable		394,983,726

Repurchase Agreements — 6.8%
Agreement with Fixed Income Clearing Corp., 0.010%, dated 8/31/2011, to be repurchased at $39,555,650 on 9/1/2011, collateralized by U.S. Government Treasury Obligations with various maturities to 8/31/2018, with a market value of $40,350,825	39,555,639	39,555,639
Agreement with Morgan Stanley & Co., Inc., 0.050%, dated 8/31/2011, to be repurchased at $59,000,082 on 9/1/2011, collateralized by U.S. Government Agency Obligations with various maturities to 8/23/2012, with a market value of $60,180,948	59,000,000	59,000,000
Agreement with Morgan Stanley & Co., Inc., 0.220%, dated 8/31/2011, to be repurchased at $150,000,917 on 9/1/2011, collateralized by Commercial Paper with various maturities to 10/4/2011, with a market value of $157,500,001	150,000,000	150,000,000

Total Repurchase Agreements		248,555,639

Trust Demand Notes — 3.9%

Broker/Dealers — 3.9%
JP Morgan Securities, Inc., 0.270%, 9/1/2011 (3)	143,000,000	143,000,000

Total Trust Demand Notes		143,000,000

U.S. Government & U.S. Government Agency Obligations — 1.7%

Federal Home Loan Bank — 1.7%
0.330%, 8/10/2012	40,000,000	40,000,000
0.440%, 8/28/2012	20,000,000	20,000,000

Total U.S. Government & U.S. Government Agency Obligations		60,000,000

Total Investments — 103.6% (at amortized cost)		3,762,523,946
Other Assets and Liabilities — (3.6)%		(130,618,790)

Total Net Assets — 100.0%		$3,631,905,156

(See Notes which are an integral part of the Financial Statements)

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2011.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2011.
(4)	Purchased on a when-issued or delayed delivery basis.
(5)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2011, these securities amounted to:

Fund	Amount	% of Total Net Assets
Ultra Short Tax-Free Fund	$6,202,809	1.46%
Short-Term Income Fund	16,268,412	10.74
Short-Intermediate Bond Fund	30,521,784	19.47
Intermediate Tax-Free Fund	3,000,000	0.54
Government Income Fund	20,366,900	8.09
Corporate Income Fund	10,302,829	10.98
Aggregate Bond Fund	79,949,288	17.03
Core Plus Bond Fund	11,154,120	10.18
Tax-Free Money Market Fund	110,685,000	12.90
Prime Money Market Fund	1,426,127,355	39.27

(6)	Denotes a restricted security which has been deemed liquid based on criteria approved by the Board of Directors of Marshall Funds, Inc.
(7)	Securities that are subject to alternative minimum tax of the Short-Term Income Fund, Intermediate Tax-Free Fund, Government Money Market Fund and Prime Money Market Fund portfolios’ represent 1.18%, 3.89%, 20.94% and 10.74%, respectively, as calculated based upon total portfolio market value as of August 31, 2011.
(8)	Securities have redemption features that may delay redemption beyond seven days.
(9)	Each issue shows the rate of the discount at the time of purchase.
(10)	Issue is in default or bankruptcy.
(11)	Please refer to Note 5, Investments in Affiliated Entities, in the Notes to Financial Statements.

The following acronyms may be referenced throughout this report:

ACA       —American Capital Access Corporation

ADED    —Arkansas Department of Economic Development

ADR       —American Depository Receipt

AGC       —Assured Guaranty Corporation

AGM      —Federal Agricultural Mortgage Corporation

AMBAC —AmericanMunicipal Bond Assurance Corporation

AMT      —Alternative Minimum Tax

BHAC    —Berkshire Hathaway Assurance Corporation

BMA       —Bond Market Association

CFC       —National Rural Utilities Cooperative Finance Corporation

CIFG      —CDC IXIS Financial Guaranty

COLL     —Collateralized

FGIC      —Financial Guaranty Insurance Corporation

FDIC      —Federal Depository Insurance Corporation

FHA       —Federal Housing Administration

FHLB     —Federal Home Loan Bank

FHLMC —FederalHome Loan Mortgage Corporation

FNMA   —Federal National Mortgage Association

FRN       —Floating Rate Note

FSA        —Financial Security Assurance Corporation

GDR       —Global Depository Receipt

GNMA   —Government National Mortgage Association

GO         —Government Obligation

HFDC    —Health Facility Development Corporation

HUD      —Department of Housing and Urban Development

IDC        —Industrial Development Corporation

IMI            —Investors Mortgage Insurance Company

INS            —Insured

LIQ           —Liquidity Agreement

LLC          —Limited Liability Corporation

LOC          —Letter of Credit

LP             —Limited Partnership

LT             —Limited Tax

MBIA        —Municipal Bond Insurance Association

MHF         —Maryland Housing Fund

MTN         —Medium Term Note

NATL-RE —National Rural Utilities Cooperative Finance Corporation

Reinsurance

PCA          —Pollution Control Authority

PLC          —Public Limited Company

PSF           —Permanent School Fund Guaranteed

PUFG       —Permanent University Fund Guarantee

Q-SBLF    —Qualified School Bond Loan Fund

RADIAN —Radian Asset Assurance

REITs       —Real Estate Investment Trusts

REMIC     —Real Estate Mortgage Investment Conduit

TCRs        —Transferable Custody Receipts

TLGP        —Temporary Liquidity Guarantee Program

TRANs     —Tax and Revenue Anticipation Notes

UT             —Unlimited Tax

VRNs        —Variable Rate Notes

XLCA       —XL Capital Assurance

[THIS PAGE INTENTIONALLY LEFT BLANK]

August 31, 2011

Statements of Assets and Liabilities	Marshall Funds

	Large-Cap Value Fund		Large-Cap Growth Fund		Large-Cap Focus Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund
Assets:
Investments in securities, at value	$179,479,435	(1)	$249,452,728	(1)	$69,394,424	(1)	$315,639,962	(1)	$354,874,997	(1)
Investments in repurchase agreements	5,949,642		5,628,499		5,127,237		6,833,357		3,346,590
Cash	—		—		—		—		9,227
Dividends and interest receivable	292,078		176,453		94,084		329,520		142,015
Receivable for investments sold	1,056,842		—		—		716,982		1,356,838
Receivable for capital stock sold	221,243		106,191		40,590		130,868		144,145
Prepaid expenses	20,875		13,485		20,210		23,624		28,340
Other receivables	3,302		5,041		1,329		8,038		12,617

Total assets	187,023,417		255,382,397		74,677,874		323,682,351		359,914,769
Liabilities:
Payable for capital stock redeemed	30,126		34,464		10,441		177,414		499,598
Payable for investments purchased	—		—		—		666,843		545,402
Payable for return of securities lending collateral	40,097,729		71,038,865		19,737,163		82,935,153		104,158,527
Options written, at value (premium received $46,599)	2,500		—		—		—		—
Payable to affiliates (Note 5)	112,543		140,693		22,384		195,806		204,267
Other liabilities	58,085		61,931		30,288		73,390		57,032

Total liabilities	40,300,983		71,275,953		19,800,276		84,048,606		105,464,826

Total net assets	$146,722,434		$184,106,444		$54,877,598		$239,633,745		$254,449,943

Net Assets Consist of:
Paid-in capital	$153,288,576		$178,559,859		$53,720,103		$216,841,663		$224,251,394
Net unrealized appreciation on investments and options	24,877,325		13,236,925		798,857		25,684,610		36,979,767
Accumulated net realized gain (loss) on investments and options	(32,200,187)		(7,690,340)		179,556		(3,449,289)		(6,781,218)
Undistributed net investment income	756,720		—		179,082		556,761		—

Total net assets	$146,722,434		$184,106,444		$54,877,598		$239,633,745		$254,449,943

Net Asset Value, Offering Price and Redemption Proceeds Per Share (unlimited shares authorized, no par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.62		$11.97		$11.16		$11.93		$17.78
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.65		$12.02		$11.19		$11.93		$17.93
Net Assets:
Investor class of shares	$67,845,579		$80,508,655		$24,253,075		$131,208,976		$92,910,866
Institutional class of shares	78,876,855		103,597,789		30,624,523		108,424,769		161,539,077

Total net assets	$146,722,434		$184,106,444		$54,877,598		$239,633,745		$254,449,943

Shares Outstanding:
Investor class of shares	6,387,471		6,724,218		2,174,166		11,000,968		5,224,192
Institutional class of shares	7,407,820		8,619,497		2,736,974		9,091,062		9,009,416

Total shares outstanding	13,795,291		15,343,715		4,911,140		20,092,030		14,233,608

Investments, at cost	$160,595,851		$241,844,302		$73,722,804		$296,788,709		$321,241,820

(1)	Including $39,079,420, $69,234,784, $19,235,924, $80,828,960 and $101,513,354, respectively, of securities on loan.

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Statements of Assets and Liabilities	Marshall Funds

	Small-Cap Value Fund	Small-Cap Growth Fund		International Stock Fund		Emerging Markets Equity Fund		Ultra Short Tax-Free Fund
Assets:
Investments in securities, at value	$34,173,962 (1)	$736,387,345	(1)(2)	$66,960,588	(1)	$47,223,598		$423,888,212 (2)
Investments in repurchase agreements	1,345,018	9,701,830		2,481,978		—		—
Deposit held at broker	—	—		—		—		14,300
Cash denominated in foreign currencies	—	—		714,896	(3)	561,677	(3)	—
Dividends and interest receivable	17,092	198,477		311,541		210,893		2,392,674
Receivable for investments sold	568,329	2,418,440		—		1,155,566		—
Receivable for capital stock sold	23,239	896,397		79,894		46,133		8,086,724
Prepaid expenses	21,678	34,969		19,830		11,528		18,956
Other receivables	4,366	57,646		616,577		—		—

Total assets	36,153,684	749,695,104		71,185,304		49,209,395		434,400,866
Liabilities:
Due to custodian	—	—		—		79,478		—
Payable for capital stock redeemed	8,950	2,569,349		241,846		9,265		3,236,359
Payable for investments purchased	706,306	720,984		—		128		7,040,575
Payable for return of securities lending collateral	10,461,560	216,907,862		2,479,837		—		—
Payable for foreign tax expense	—	—		15,061		11,847		—
Payable for income distribution	—	—		—		—		381,092
Payable to affiliates (Note 5)	11,481	534,561		67,456		34,009		88,874
Other liabilities	19,740	107,173		57,646		157,547		44,602

Total liabilities	11,208,037	220,839,929		2,861,846		292,274		10,791,502

Total net assets	$24,945,647	$528,855,175		$68,323,458		$48,917,121		$423,609,364

Net Assets Consist of:
Paid-in capital	$26,980,877	$469,882,508		$188,155,274		$33,687,028		$423,059,226
Net unrealized appreciation (depreciation) on investments and foreign currency translation	(1,973,666)	29,138,440		3,331,811		12,557,348		555,759
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(61,564)	29,834,227		(124,223,276)		2,383,343		(4,066)
Undistributed net investment income (distributions in excess of net investment income)	—	—		1,059,649		289,402		(1,555)

Total net assets	$24,945,647	$528,855,175		$68,323,458		$48,917,121		$423,609,364

Net Asset Value, Offering Price and Redemption Proceeds Per Share (unlimited shares authorized, no par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.25	$17.49		$9.13		$15.81		$10.06
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.26	$17.65		$9.26		$15.86		$10.06
Net Assets:
Investor class of shares	$22,131,389	$335,200,557		$33,431,217		$11,753,323		$55,069,423
Institutional class of shares	2,814,258	193,654,618		34,892,241		37,163,798		368,539,941

Total net assets	$24,945,647	$528,855,175		$68,323,458		$48,917,121		$423,609,364

Shares Outstanding:
Investor class of shares	2,391,738	19,161,361		3,662,196		743,551		5,473,278
Institutional class of shares	303,790	10,974,963		3,770,094		2,343,687		36,650,371

Total shares outstanding	2,695,528	30,136,324		7,432,290		3,087,238		42,123,649

Investments, at cost	$37,492,646	$716,950,735		$66,167,586		$34,667,361		$423,332,453

(1)	Including $10,195,881, $211,399,343 and $2,416,861, respectively, of securities on loan.
(2)	Market value of affiliated entities as of August 31, 2011 were $19,743,636 and $33,366,087, respectively. Cost of affiliated entities as of August 31, 2011 were $16,971,300 and $33,366,087, respectively.
(3)	Identified cost of cash denominated in foreign currencies are $669,988 and $571,135, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Statements of Assets and Liabilities	Marshall Funds

	Short-Term Income Fund	Short- Intermediate Bond Fund		Intermediate Tax-Free Fund		Government Income Fund		Corporate Income Fund
Assets:
Investments in securities, at value	$171,993,216 (1)	$223,398,508	(1)	$570,566,222	(2)	$373,450,457	(1)	$104,762,993	(1)(2)
Investments in repurchase agreements	16,488,216	15,330,698		—		8,814,151		—
Deposit held at broker	—	—		61,191		—		—
Dividends receivable	17,853	—		7,402		—		840
Interest receivable	718,270	841,175		5,445,917		775,419		1,111,675
Receivable for investments sold	—	15,457,500		1,066,810		133,366,461		—
Receivable for capital stock sold	298,240	463,684		1,940,742		123,357		195,070
Prepaid expenses	16,264	15,966		40,149		19,085		12,183
Other receivables	1,725	9,241		—		5,027		2,337

Total assets	189,533,784	255,516,772		579,128,433		516,553,957		106,085,098
Liabilities:
Payable for capital stock redeemed	157,626	89,239		181,388		138,319		19,628
Payable for investments purchased	6,134,730	25,333,776		26,566,511		174,759,105		949,551
Payable for return of securities lending collateral	31,580,680	73,170,003		—		89,542,438		11,173,255
Payable for income distribution	115,385	54,754		630,599		127,511		75,918
Payable to affiliates (Note 5)	31,593	65,144		190,472		126,609		29,704
Other liabilities	40,293	46,143		70,566		95,078		31,938

Total liabilities	38,060,307	98,759,059		27,639,536		264,789,060		12,279,994

Total net assets	$151,473,477	$156,757,713		$551,488,897		$251,764,897		$93,805,104

Net Assets Consist of:
Paid-in capital	$156,955,990	$187,651,664		$536,087,763		$237,738,516		$88,352,252
Net unrealized appreciation (depreciation) on investments	(801,305)	552,815		15,877,321		4,207,274		4,923,756
Accumulated net realized gain (loss) on investments and futures contracts	(4,813,983)	(31,617,058)		(658,679)		9,653,748		531,368
Undistributed net investment income (distributions in excess of net investment income)	132,775	170,292		182,492		165,359		(2,272)

Total net assets	$151,473,477	$156,757,713		$551,488,897		$251,764,897		$93,805,104

Net Asset Value, Offering Price and Redemption Proceeds Per Share (unlimited shares authorized, no par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.32	$10.13		$10.75		$10.04		$12.36
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$9.32	$10.12		$10.75	(3)	$10.03		$12.35
Net Assets:
Investor class of shares	$64,882,310	$54,027,928		$385,219,807		$204,664,276		$17,541,606
Institutional class of shares	86,591,167	102,729,785		166,269,090	(3)	47,100,621		76,263,498

Total net assets	$151,473,477	$156,757,713		$551,488,897		$251,764,897		$93,805,104

Shares Outstanding:
Investor class of shares	6,965,013	5,335,068		35,842,414		20,388,389		1,419,074
Institutional class of shares	9,288,522	10,153,581		15,472,742	(3)	4,695,052		6,175,011

Total shares outstanding	16,253,535	15,488,649		51,315,156		25,083,441		7,594,085

Investments, at cost	$189,282,737	$238,176,391		$554,688,901		$378,057,334		$99,839,237

(1)	Including $30,778,670, $71,311,799, $87,268,447 and $10,889,502, respectively, of securities on loan.
(2)	Market value of affiliated entities as of August 31, 2011 were $42,929,058 and $4,018,890, respectively. Cost of affiliated entities as of August 31, 2011 were $42,929,058 and $4,018,890, respectively.
(3)	Commenced operations on December 28, 2010.

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Statements of Assets and Liabilities	Marshall Funds

	Aggregate Bond Fund		Core Plus Bond Fund		Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Assets:
Investments in securities, at value	$667,039,416	(1)	$121,031,820	(1)(2)	$232,841,693	$861,558,552	$3,513,968,307
Investments in repurchase agreements	63,823,272		—		255,073,624	—	248,555,639
Cash	—		—		—	1,000	7,000,000
Dividends receivable	—		593		—	287	—
Interest receivable	2,491,351		1,084,181		40,905	1,288,234	988,797
Receivable for investments sold	47,682,581		—		—	—	—
Receivable for capital stock sold	811,441		101,996		12,500,000	—	5,141,822
Prepaid expenses	23,202		10,350		20,552	30,485	65,244
Other receivables	18,512		2,526		—	—	—

Total assets	781,889,775		122,231,466		500,476,774	862,878,558	3,775,719,809
Liabilities:
Payable for capital stock redeemed	648,319		10,903		—	—	—
Payable for investments purchased	110,308,667		949,551		—	4,765,000	142,808,417
Payable for return of securities lending collateral	201,142,668		11,658,431		—	—	—
Payable for income distribution	119,402		15,248		2,966	135,228	206,003
Payable to affiliates (Note 5)	226,535		40,682		27,942	163,320	678,814
Other liabilities	51,958		38,019		36,661	47,178	121,419

Total liabilities	312,497,549		12,712,834		67,569	5,110,726	143,814,653

Total net assets	$469,392,226		$109,518,632		$500,409,205	$857,767,832	$3,631,905,156

Net Assets Consist of:
Paid-in capital	$453,803,534		$102,004,896		$500,409,205	$857,767,779	$3,631,859,044
Net unrealized appreciation on investments	10,103,711		6,831,790		—	—	—
Accumulated net realized gain on investments	5,473,411		684,219		—	—	—
Undistributed net investment income (distributions in excess of net investment income)	11,570		(2,273)		—	53	46,112

Total net assets	$469,392,226		$109,518,632		$500,409,205	$857,767,832	$3,631,905,156

Net Asset Value, Offering Price and Redemption Proceeds Per Share (unlimited shares authorized, no par value)
Investor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.98		$11.41		$1.00	$1.00	$1.00
Advisor Class of Shares:
Net asset value, offering price and redemption proceeds per share	$—		$—		$—	$—	$1.00
Institutional Class of Shares:
Net asset value, offering price and redemption proceeds per share	$10.97		$11.41		$1.00	$1.00	$1.00
Net Assets:
Investor class of shares	$229,244,975		$62,120,647		$256,327,083	$243,832,519	$1,401,556,815
Advisor class of shares	—		—		—	—	65,865,309
Institutional class of shares	240,147,251		47,397,985		244,082,122	613,935,313	2,164,483,032

Total net assets	$469,392,226		$109,518,632		$500,409,205	$857,767,832	$3,631,905,156

Shares Outstanding:
Investor class of shares	20,887,876		5,442,790		256,327,355	243,826,175	1,401,676,179
Advisor class of shares	—		—		—	—	65,891,882
Institutional class of shares	21,886,499		4,152,787		244,081,850	613,940,451	2,164,448,727

Total shares outstanding	42,774,375		9,595,577		500,409,205	857,766,626	3,632,016,788

Investments, at cost	$720,758,977		$114,200,030		$487,915,317	$861,558,552	$3,762,523,946

(1)	Including $196,034,514 and $11,362,357, respectively, of securities on loan.
(2)	Market value of affiliated entities as of August 31, 2011 was $6,903,852. Cost of affiliated entities as of August 31, 2011 was $6,903,852.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2011

Statements of Operations	Marshall Funds

	Large-Cap Value Fund		Large-Cap Growth Fund		Large-Cap Focus Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund
Investment Income:
Dividend income	$3,542,252		$2,081,117		$579,085	(1)	$4,509,519		$2,664,287	(1)
Interest income	4,040		6,005		8,249		10,540		6,428
Securities lending income	34,068		52,424		11,467		97,730		211,987

Total income	3,580,360		2,139,546		598,801		4,617,789		2,882,702
Expenses:
Investment advisory fees (Note 5)	1,326,226		1,456,360		263,396		2,034,833		2,037,346
Shareholder services fees (Note 5)—
Investor class of shares	209,523		205,901		50,798		377,218		234,820
Advisor class of shares	3,899	(2)	3,701	(2)	—		4,263	(2)	2,520	(2)
Administrative fees (Note 5)	163,568		179,618		48,728		249,212		249,245
Portfolio accounting fees	79,839		83,260		38,217		104,185		104,604
Recordkeeping fees	107,208		127,527		31,610		153,017		101,524
Custodian fees (Note 5)	35,366		38,836		10,536		51,928		51,626
Registration fees	42,494		41,558		43,010		47,740		44,644
Professional fees	27,415		27,415		26,966		27,415		27,415
Printing and postage	24,974		29,936		26,010		37,757		24,278
Directors’ fees	15,392		15,392		15,392		15,392		15,392
Insurance premiums	2,019		1,911		35		2,745		2,463
Miscellaneous	8,899		8,899		9,848		8,899		8,899

Total expenses	2,046,822		2,220,314		564,546		3,114,604		2,904,776
Deduct (Note 5)—
Expense waivers	(86,258)		(89,103)		(171,333)		(50,160)		(9,103)

Net expenses	1,960,564		2,131,211		393,213		3,064,444		2,895,673

Net investment income (loss)	1,619,796		8,335		205,588		1,553,345		(12,971)
Net Realized and Unrealized Gain on Investments and Options:
Net realized gain on investment transactions	11,834,219		19,594,301		176,511		21,248,266		31,682,442
Net realized gain on options	234,187		—		—		—		—
Net change in unrealized appreciation on investments and options	16,086,191		14,226,224		798,857		15,413,330		12,375,207

Net realized and unrealized gain on investments and options	28,154,597		33,820,525		975,368		36,661,596		44,057,649

Change in net assets resulting from operations	$29,774,393		$33,828,860		$1,180,956		$38,214,941		$44,044,678

(1)	Net of foreign taxes withheld of $641 and $28,692, respectively.
(2)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2011

Statements of Operations	Marshall Funds

	Small-Cap Value Fund (1)	Small-Cap Growth Fund		International Stock Fund		Emerging Markets Equity Fund		Ultra Short Tax-Free Fund
Investment Income:
Dividend income	$124,429	$2,436,939	(2)	$2,271,713	(2)	$1,447,066	(2)	$75,227 (3)
Interest income	437	16,534		740		462		6,597,220
Securities lending income	12,701	719,797		21,990		—		—

Total income	137,567	3,173,270		2,294,443		1,447,528		6,672,447
Expenses:
Investment advisory fees (Note 5)	100,341	5,392,313		754,963		683,757		685,571
Shareholder services fees (Note 5)—
Investor class of shares	29,652	781,011		89,794		40,908		120,385
Advisor class of shares	—	13,149	(4)	1,770	(4)	500	(4)	—
Administrative fees (Note 5)	12,375	473,980		69,856		63,247		310,118
Portfolio accounting fees	15,237	168,002		16,565		14,774		190,599
Recordkeeping fees	18,182	231,337		83,775		46,881		32,668
Custodian fees (Note 5)	2,676	78,923		124,386		175,061		59,279
Registration fees	20,016	69,802		39,677		39,004		44,481
Professional fees	13,590	27,415		27,415		27,415		27,415
Printing and postage	16,176	62,620		27,109		29,297		1,097
Directors’ fees	7,562	15,392		15,392		15,392		15,392
Insurance premiums	250	4,319		769		731		3,665
Miscellaneous	2,354	9,399		9,376		8,907		10,150

Total expenses	238,411	7,327,662		1,260,847		1,145,874		1,500,820
Deduct (Note 5)—
Expense waivers	(76,309)	(120,833)		(263,351)		(249,671)		(352,077)

Net expenses	162,102	7,206,829		997,496		896,203		1,148,743

Net investment income (loss)	(24,535)	(4,033,559)		1,296,947		551,325		5,523,704
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions	(63,297)	58,291,035		4,759,532	(5)	5,080,692	(5)	139,649
Net realized loss on foreign currency contracts	—	—		(40,749)		(9,783)		—
Net realized loss on futures contracts	—	—		—		—		(15,629)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	(1,973,666)	15,814,744		482,276		(2,863,093)		(606,557)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency	(2,036,963)	74,105,779		5,201,059		2,207,816		(482,537)

Net increase (decrease) in net assets resulting from operations	$(2,061,498)	$70,072,220		$6,498,006		$2,759,141		$5,041,167

(1)	Reflects operations for the period from March 1, 2011 (commencement of operations) to August 31, 2011.
(2)	Net of foreign taxes withheld of $22,189, $243,193 and $187,247, respectively.
(3)	Dividend income from investments in affiliated entities as of August 31, 2011 was $75,227.
(4)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(5)	Net of foreign taxes withheld of $29,398 and $4,973, respectively.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2011

Statements of Operations	Marshall Funds

	Short-Term Income Fund	Short- Intermediate Bond Fund		Intermediate Tax-Free Fund	Government Income Fund	Corporate Income Fund
Investment Income:
Dividend income	$256,275	$—		$91,173 (1)	$—	$5,293	(1)
Interest income	3,772,094	4,210,649		18,130,742	8,752,168	3,573,738
Securities lending income	21,036	95,737		—	83,642	23,956

Total income	4,049,405	4,306,386		18,221,915	8,835,810	3,602,987
Expenses:
Investment advisory fees (Note 5)	247,788	667,363		1,798,206	1,229,480	190,169
Shareholder services fees (Note 5)—
Investor class of shares	144,481	147,095		890,755	570,736	43,411
Advisor class of shares	2,544 (2)	2,973	(2)	—	3,518 (2)	1,178	(2)
Administrative fees (Note 5)	114,602	154,328		405,533	280,015	70,363
Portfolio accounting fees	81,484	79,677		203,760	123,644	59,674
Recordkeeping fees	71,922	98,480		144,946	235,556	45,045
Custodian fees (Note 5)	24,779	33,368		70,520	55,737	15,213
Registration fees	49,565	46,307		79,702	50,362	41,539
Professional fees	27,415	27,415		27,415	27,415	27,415
Printing and postage	7,350	5,970		31,865	43,287	2,863
Directors’ fees	15,392	15,392		15,392	15,392	15,392
Insurance premiums	1,519	2,110		4,877	4,675	818
Miscellaneous	8,899	8,899		9,765	9,399	9,503

Total expenses	797,740	1,289,377		3,682,736	2,649,216	522,583
Deduct (Note 5)—
Expense waivers	(217,085)	(221,684)		(1,229,227)	(384,428)	(59,621)

Net expenses	580,655	1,067,693		2,453,509	2,264,788	462,962

Net investment income	3,468,750	3,238,693		15,768,406	6,571,022	3,140,025
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investment transactions	22,595	797,285		829,116	12,898,480	1,030,668
Net realized loss on futures contracts	—	—		(735,137)	—	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(231,536)	2,546,877		(3,477,646)	(7,005,354)	(6,844)

Net realized and unrealized gain (loss) on investments and futures contracts	(208,941)	3,344,162		(3,383,667)	5,893,126	1,023,824

Change in net assets resulting from operations	$3,259,809	$6,582,855		$12,384,739	$12,464,148	$4,163,849

(1)	Dividend income from investments in affiliated entities as of August 31, 2011 were $91,173 and $5,293, respectively.
(2)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2011

Statements of Operations	Marshall Funds

	Aggregate Bond Fund		Core Plus Bond Fund		Government Money Market Fund	Tax-Free Money Market Fund	Prime Money Market Fund
Investment Income:
Dividend income	$—		$7,373	(1)	$—	$14,892	$—
Interest income	10,337,127		4,117,350		1,171,201	4,690,194	14,452,348
Securities lending income	180,235		22,314		—	—	—

Total income	10,517,362		4,147,037		1,171,201	4,705,086	14,452,348
Expenses:
Investment advisory fees (Note 5)	1,537,272		214,324		1,089,675	1,885,833	5,311,837
Shareholder services fees (Note 5)—
Investor class of shares	444,387		115,855		571,144	688,132	3,681,386
Advisor class of shares	1,550	(2)	—		—	—	165,047
Administrative fees (Note 5)	345,420		79,300		178,036	308,287	1,213,821
Portfolio accounting fees	141,460		60,320		114,218	169,030	384,287
Recordkeeping fees	48,805		29,656		33,543	37,224	135,978
Custodian fees (Note 5)	63,432		17,146		79,484	119,292	396,282
Registration fees	45,119		29,918		61,811	67,573	100,412
Professional fees	27,415		27,415		27,415	27,415	27,415
Printing and postage	26,401		24,434		9,792	20,203	63,640
Directors’ fees	15,392		15,392		15,392	15,392	15,392
Insurance premiums	3,744		904		7,897	11,170	41,310
Distribution services fees (Note 5)—
Advisor class of shares	—		—		—	—	198,057
Miscellaneous	9,059		9,526		25,203	17,603	47,901

Total expenses	2,709,456		624,190		2,213,610	3,367,154	11,782,765
Deduct (Note 5)—
Expense waivers	(149,770)		(36,983)		(1,191,723)	(823,786)	(1,596,408)

Net expenses	2,559,686		587,207		1,021,887	2,543,368	10,186,357

Net investment income	7,957,676		3,559,830		149,314	2,161,718	4,265,991
Net Realized and Unrealized Gain on Investments:
Net realized gain on investment transactions	9,301,817		1,078,917		94	104,695	163,048
Net change in unrealized appreciation on investments	628,060		676,663		—	—	—

Net realized and unrealized gain on investments	9,929,877		1,755,580		94	104,695	163,048

Change in net assets resulting from operations	$17,887,553		$5,315,410		$149,408	$2,266,413	$4,429,039

(1)	Dividend income from investments in affiliated entities as of August 31, 2011 was $7,373.
(2)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets

	Large-Cap Value Fund			Large-Cap Growth Fund		Large-Cap Focus Fund
	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$1,619,796		$1,853,037	$8,335	$138,734	$205,588
Net realized gain (loss) on investments	11,834,219		1,733,266	19,594,301	20,901,834	176,511
Net realized gain (loss) on options	234,187		(1,013,489)	—	(880,867)	—
Net change in unrealized appreciation (depreciation) on investments and options	16,086,191		(1,407,361)	14,226,224	(14,504,555)	798,857

Change in net assets resulting from operations	29,774,393		1,165,453	33,828,860	5,655,146	1,180,956
Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(458,966)		(975,489)	(53,021)	(144,241)	(7,094)
Advisor class of shares	(13,552	)(2)	(80,088)	—	(13,229)	—
Institutional class of shares	(591,867)		(1,512,836)	(368,521)	(392,103)	(24,997)

Change in net assets resulting from distributions to shareholders	(1,064,385)		(2,568,413)	(421,542)	(549,573)	(32,091)
Capital Stock Transactions—
Proceeds from sale of shares	37,073,195		22,409,599	34,926,205	17,399,058	65,196,216
Net asset value of shares issued to shareholders in payment of distributions declared	899,058		2,028,332	357,848	472,923	32,065
Cost of shares redeemed	(87,743,359)		(47,333,876)	(41,404,671)	(27,847,410)	(11,509,416)
Redemption fees	5,536		12,860	3,420	4,033	9,868

Change in net assets resulting from capital stock transactions	(49,765,570)		(22,883,085)	(6,117,198)	(9,971,396)	53,728,733

Change in net assets	(21,055,562)		(24,286,045)	27,290,120	(4,865,823)	54,877,598
Net Assets:
Beginning of year	167,777,996		192,064,041	156,816,324	161,682,147	—

End of year	$146,722,434		$167,777,996	$184,106,444	$156,816,324	$54,877,598

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$756,720		$290,806	$—	$137,828	$179,082

(1)	Reflects operations for the period from March 1, 2011 (commencement of operations) to August 31, 2011.
(2)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Value Fund	Small-Cap Growth Fund
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011 (1)	Year Ended August 31, 2011	Year Ended August 31, 2010

$1,553,345	$1,159,988	$(12,971)	$(881,455)	$(24,535)	$(4,033,559)	$(3,478,208)
21,248,266	16,132,575	31,682,442	27,399,015	(63,297)	58,291,035	60,461,823
—	—	—	—	—	—	—
15,413,330	(654,828)	12,375,207	1,202,544	(1,973,666)	15,814,744	(21,329,131)

38,214,941	16,637,735	44,044,678	27,720,104	(2,061,498)	70,072,220	35,654,484

(687,246)	(775,449)	—	—	—	—	—
—	(40,878)	—	—	—	—	—
(785,419)	(906,429)	—	(172,984)	—	—	—

(1,472,665)	(1,722,756)	—	(172,984)	—	—	—

58,081,551	40,185,586	79,829,949	22,713,218	31,152,617	332,975,783	179,822,966
1,240,397	1,464,910	—	143,811	—	—	—
(83,190,526)	(49,253,360)	(72,958,688)	(39,428,575)	(4,145,472)	(225,813,864)	(106,747,686)
17,089	27,083	6,420	5,796	—	75,634	43,390

(23,851,489)	(7,575,781)	6,877,681	(16,565,750)	27,007,145	107,237,553	73,118,670

12,890,787	7,339,198	50,922,359	10,981,370	24,945,647	177,309,773	108,773,154

226,742,958	219,403,760	203,527,584	192,546,214	—	351,545,402	242,772,248

$239,633,745	$226,742,958	$254,449,943	$203,527,584	$24,945,647	$528,855,175	$351,545,402

$556,761	$805,501	$—	$—	$—	$—	$(221,564)

Statements of Changes in Net Assets

	International Stock Fund		Emerging Markets Equity Fund		Ultra Short Tax-Free Fund
	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010 (2)
Increase (Decrease) in Net Assets
Operations—
Net investment income	$1,296,947	$1,086,464	$551,325	$280,217	$5,523,704	$2,232,999
Net realized gain (loss) on investments	4,759,532	11,335,736	5,080,692	2,738,193	139,649	(8,856)
Net realized loss on foreign currency contracts	(40,749)	(213,299)	(9,783)	(23,909)	—	—
Net realized gain (loss) on futures contracts	—	—	—	—	(15,629)	(70,036)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translation	482,276	(10,966,606)	(2,863,093)	5,183,591	(606,557)	1,162,316

Change in net assets resulting from operations	6,498,006	1,242,295	2,759,141	8,178,092	5,041,167	3,316,423
Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(794,067)	(898,289)	(385,785)	(110,836)	(678,289)	(295,572)
Advisor class of shares	—	(80,632)	—	(2,648)	—	—
Institutional class of shares	(914,596)	(1,543,296)	(1,408,143)	(475,490)	(4,845,415)	(1,946,830)
Distributions to shareholders from net realized gain on investments—
Investor class of shares	—	—	(725,811)	(363,626)	(7,189)	—
Advisor class of shares	—	—	—	(8,688)	—	—
Institutional class of shares	—	—	(2,475,979)	(1,404,060)	(43,559)	—

Change in net assets resulting from distributions to shareholders	(1,708,663)	(2,522,217)	(4,995,718)	(2,365,348)	(5,574,452)	(2,242,402)
Capital Stock Transactions—
Proceeds from sale of shares	17,456,855	8,623,269	13,317,808	14,106,107	359,594,924	357,738,451
Net asset value of shares issued to shareholders in payment of distributions declared	1,646,628	2,367,921	4,895,749	2,331,575	1,408,135	398,430
Cost of shares redeemed	(19,161,217)	(60,425,669)	(27,553,764)	(7,580,853)	(243,246,122)	(52,902,440)
Redemption fees	1,373	4,240	670	2	77,070	180

Change in net assets resulting from capital stock transactions	(56,361)	(49,430,239)	(9,339,537)	8,856,831	117,834,007	305,234,621

Change in net assets	4,732,982	(50,710,161)	(11,576,114)	14,669,575	117,300,722	306,308,642
Net Assets:
Beginning of year	63,590,476	114,300,637	60,493,235	45,823,660	306,308,642	—

End of year	$68,323,458	$63,590,476	$48,917,121	$60,493,235	$423,609,364	$306,308,642

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$1,059,649	$1,422,158	$289,402	$192,919	$(1,555)	$—

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(3)	Reflects operations for the period from December 28, 2010 (commencement of operations) to August 31, 2011.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund			Short-Intermediate Bond Fund			Intermediate Tax-Free Fund			Government Income Fund
Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2011		Year Ended August 31, 2010

$3,468,750		$3,554,690	$3,238,693		$4,576,303	$15,768,406		$9,351,586	$6,571,022		$14,125,271
22,595		412,131	797,285		6,068,435	829,116		1,188,244	12,898,480		15,215,197
—		—	—		—	—		—	—		—
—		154,088	—		—	(735,137)		(188,585)	—		—
(231,536)		3,255,175	2,546,877		10,194,298	(3,477,646)		15,278,917	(7,005,354)		9,197,292

3,259,809		7,376,084	6,582,855		20,839,036	12,384,739		25,630,162	12,464,148		38,537,760

(1,351,289)		(1,139,578)	(997,738)		(1,216,386)	(12,251,828)		(9,351,586)	(4,716,937)		(8,139,606)
(26,818	)(1)	(76,903)	(20,354	)(1)	(99,869)	—		—	(28,678	)(1)	(151,957)
(1,704,534)		(2,172,187)	(2,077,200)		(2,553,819)	(3,516,578	)(3)	—	(1,778,797)		(4,607,938)

—		—	—		—	(1,224,322)		(263,593)	(7,440,967)		—
—		—	—		—	—		—	—		—
—		—	—		—	—		—	(3,211,556)		—

(3,082,641)		(3,388,668)	(3,095,292)		(3,870,074)	(16,992,728)		(9,615,179)	(17,176,935)		(12,899,501)

85,224,333		59,327,003	25,844,448		28,779,762	479,393,400		315,432,342	39,580,323		77,150,150
1,700,975		2,027,604	2,275,372		2,736,062	9,959,035		4,601,960	14,673,268		9,867,231
(64,700,039)		(33,572,020)	(54,827,581)		(51,569,007)	(356,127,826)		(55,240,195)	(191,452,462)		(179,603,221)
30,809		4,353	15,010		8,071	67,889		34,057	19,993		17,484

22,256,078		27,786,940	(26,692,751)		(20,045,112)	133,292,498		264,828,164	(137,178,878)		(92,568,356)

22,433,246		31,774,356	(23,205,188)		(3,076,150)	128,684,509		280,843,147	(141,891,665)		(66,930,097)

129,040,231		97,265,875	179,962,901		183,039,051	422,804,388		141,961,241	393,656,562		460,586,659

$151,473,477		$129,040,231	$156,757,713		$179,962,901	$551,488,897		$422,804,388	$251,764,897		$393,656,562

$132,775		$107,056	$170,292		$170,293	$182,492		$4,029	$165,359		$79,655

Statements of Changes in Net Assets

	Corporate Income Fund			Aggregate Bond Fund			Core Plus Bond Fund
	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2011		Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010
Increase (Decrease) in Net Assets
Operations—
Net investment income	$3,140,025		$1,728,985	$7,957,676		$7,897,322	$3,559,830	$2,506,781
Net realized gain on investments	1,030,668		1,376,579	9,301,817		10,802,503	1,078,917	1,712,741
Net change in unrealized appreciation (depreciation) on investments	(6,844)		2,505,575	628,060		13,090,311	676,663	2,528,933

Change in net assets resulting from operations	4,163,849		5,611,139	17,887,553		31,790,136	5,315,410	6,748,455
Distributions to Shareholders—
Distributions to shareholders from net investment income—
Investor class of shares	(719,639)		(424,284)	(3,392,388)		(2,790,164)	(1,955,431)	(1,267,616)
Advisor class of shares	(19,418	)(1)	(74,924)	(10,348	)(1)	(49,315)	—	—
Institutional class of shares	(2,549,966)		(1,304,706)	(4,439,397)		(4,672,012)	(1,760,085)	(1,479,118)
Distributions to shareholders from net realized gain on investments—
Investor class of shares	(445,673)		(44,520)	(6,037,464)		—	(817,182)	(31,288)
Advisor class of shares	—		(9,812)	—		—	—	—
Institutional class of shares	(1,180,761)		(98,937)	(7,148,125)		—	(776,479)	(39,316)

Change in net assets resulting from distributions to shareholders	(4,915,457)		(1,957,183)	(21,027,722)		(7,511,491)	(5,309,177)	(2,817,338)
Capital Stock Transactions—
Proceeds from sale of shares	34,962,292		46,240,567	212,334,484		97,425,878	42,758,412	24,643,166
Net asset value of shares issued to shareholders in payment of distributions declared	4,378,777		1,732,543	19,576,144		6,089,791	5,110,252	2,671,836
Cost of shares redeemed	(14,545,981)		(4,611,844)	(74,618,787)		(41,286,844)	(13,986,481)	(9,747,181)
Redemption fees	16,675		20	5,002		5	3,680	3,824

Change in net assets resulting from capital stock transactions	24,811,763		43,361,286	157,296,843		62,228,830	33,885,863	17,571,645

Change in net assets	24,060,155		47,015,242	154,156,674		86,507,475	33,892,096	21,502,762
Net Assets:
Beginning of year	69,744,949		22,729,707	315,235,552		228,728,077	75,626,536	54,123,774

End of year	$93,805,104		$69,744,949	$469,392,226		$315,235,552	$109,518,632	$75,626,536

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$(2,272)		$(2,273)	$11,570		$11,569	$(2,273)	$(2,274)

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Money Market Fund		Tax-Free Money Market Fund		Prime Money Market Fund
Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2011	Year Ended August 31, 2010

$149,314	$357,365	$2,161,718	$4,064,458	$4,265,991	$6,812,325
94	—	104,695	230,425	163,048	7,139
—	—	—	—	—	—

149,408	357,365	2,266,413	4,294,883	4,429,039	6,819,464

(22,849)	(42,014)	(159,815)	(1,060,764)	(165,239)	(699,078)
—	—	—	—	(6,517)	(7,597)
(126,465)	(315,351)	(2,001,903)	(3,003,694)	(4,094,235)	(6,105,650)

(30)	—	(31,369)	(86,477)	—	—
—	—	—	—	—	—
(64)	—	(73,326)	(143,948)	—	—

(149,408)	(357,365)	(2,266,413)	(4,294,883)	(4,265,991)	(6,812,325)

5,110,711,968	5,339,833,493	2,331,341,990	1,906,174,302	12,983,614,054	12,932,785,896
40,352	89,629	268,014	628,092	716,309	1,513,014
(5,277,980,800)	(5,548,624,053)	(2,380,977,415)	(1,984,989,702)	(12,910,474,846)	(14,743,532,983)
—	—	—	—	—	—

(167,228,480)	(208,700,931)	(49,367,411)	(78,187,308)	73,855,517	(1,809,234,073)

(167,228,480)	(208,700,931)	(49,367,411)	(78,187,308)	74,018,565	(1,809,226,934)

667,637,685	876,338,616	907,135,243	985,322,551	3,557,886,591	5,367,113,525

$500,409,205	$667,637,685	$857,767,832	$907,135,243	$3,631,905,156	$3,557,886,591

$—	$—	$53	$53	$46,112	$40,697

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)				Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)	Expense waiver(2)		Net investment income (loss)(2)
Large-Cap Value Fund
2007(3)	$13.94	$0.18	$1.55	$1.73	$(0.18)	$(1.19)	$(1.37)	$14.30	12.89%	1.22%	0.01%		1.26%	$329,192	43%
2008(3)	14.30	0.18	(1.58)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—		1.11	103,979	40
2009(3)	12.07	0.16	(2.64)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—		1.80	80,537	73
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.27	0.06		0.85	73,579	82
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.24	0.05		0.78	67,845	55
Large-Cap Growth Fund
2007(3)	12.16	0.01	1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01		0.09	246,811	75
2008(3)	13.73	(0.03)	(0.73)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—		(0.10)	74,507	122
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—		0.38	55,665	142
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.28	0.07		(0.07)	60,125	121
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.24	0.05		(0.14)	80,508	113
Large-Cap Focus Fund
2011(3)(10)	10.00	0.03	1.14	1.17	(0.01)	—	(0.01)	11.16	11.65	0.90	0.32		0.26	24,253	82
Mid-Cap Value Fund
2007(3)	15.08	0.06	1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01		0.37	572,444	62
2008(3)	15.63	0.06	(1.49)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—		0.35	166,722	41
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—		0.64	122,051	63
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.27	0.04		0.38	121,288	58
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.24	0.02		0.47	131,209	37
Mid-Cap Growth Fund
2007(3)	14.43	(0.10)	3.13	3.03	—	—	—	17.46	21.00	1.27	0.01		(0.61)	222,095	169
2008(3)	17.46	(0.30)	(0.06)	(0.36)	—	—	—	17.10	(2.06)	1.26	—		(0.58)	71,086	186
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—		(0.07)	53,443	224
2010(3)	12.62	(0.08)	1.88	1.80	—	—	—	14.42	14.26	1.26	0.04		(0.58)	63,584	133
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.23	0.00	(6)	(0.21)	92,911	79
Small-Cap Value Fund
2011(3)(11)	10.00	(0.01)	(0.74)	(0.75)	—	—	—	9.25	(7.50)	1.24	0.57		(0.21)	22,132	21
Small-Cap Growth Fund
2007(3)	16.44	(0.15)	4.05	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01		(0.91)	255,894	176
2008(3)	19.01	(0.22)	(1.27)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—		(0.92)	144,938	174
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—		(0.18)	102,186	233
2010(3)	11.92	(0.15)	2.26	2.11	—	—	—	14.03	17.70	1.47	0.07		(1.18)	163,225	153
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.44	0.02		(0.90)	335,200	101
International Stock Fund
2007(3)	16.41	0.21	2.64	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02		1.23	267,675	98
2008(3)	17.34	0.19	(2.92)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—		0.74	89,374	62
2009(3)	12.41	0.22	(3.19)	(2.97)	(0.33)	(0.27)	(0.60)	8.84	(22.94)	1.69	—		1.33	34,718	113
2010(3)	8.84	0.14	(0.24)	(0.10)	(0.26)	—	(0.26)	8.48	(1.25)	1.45	0.48		1.28	27,883	116
2011(3)	8.48	0.14	0.73	0.87	(0.22)	—	(0.22)	9.13	10.17	1.45	0.35		1.62	33,431	75
Emerging Markets Equity Fund
2009(3)(8)	10.00	0.08	4.38	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27		1.52	6,691	58
2010(3)	14.45	0.03	2.37	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	1.50	0.51		0.28	12,856	30
2011(3)	16.17	0.08	0.86	0.94	(0.45)	(0.85)	(1.30)	15.81	5.08	1.50	0.37		0.67	11,753	34

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)				Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)	Net investment income (loss)(2)
Ultra Short Tax-Free Fund
2010(3)(9)	$10.00	$0.11	$0.07	$0.18	$(0.11)	$—	$(0.11)	$10.07	1.82%	0.55%		0.16%	1.25%	$33,189	83%
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.06	1.33	0.55		0.10	1.41	55,069	148
Short-Term Income Fund
2007(3)	9.00	0.38	0.04	0.42	(0.40)	—	(0.40)	9.02	4.78	0.58		0.52	4.28	75,677	52
2008(3)	9.02	0.41	(0.11)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60		0.20	4.48	28,232	47
2009(3)	8.92	0.36	0.04	0.40	(0.35)	—	(0.35)	8.97	4.77	0.60		0.27	4.11	29,403	49
2010(3)	8.97	0.27	0.32	0.59	(0.26)	—	(0.26)	9.30	6.61	0.60		0.20	2.95	52,353	50
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.60		0.18	2.65	64,882	114
Short-Intermediate Bond Fund
2007(3)	9.23	0.43	(0.08)	0.35	(0.42)	—	(0.42)	9.16	3.86	0.75		0.26	4.56	359,507	421
2008(3)	9.16	0.44	(0.26)	0.18	(0.43)	—	(0.43)	8.91	1.91	0.80		0.06	4.69	95,322	293
2009(3)	8.91	0.46	0.09	0.55	(0.46)	—	(0.46)	9.00	7.05	0.80		0.14	5.64	59,653	360
2010(3)	9.00	0.23	0.86	1.09	(0.19)	—	(0.19)	9.90	12.25	0.80		0.14	2.43	65,383	373
2011(3)	9.90	0.18	0.22	0.40	(0.17)	—	(0.17)	10.13	4.07	0.80		0.13	1.78	54,028	445
Intermediate Tax-Free Fund
2007(3)	10.03	0.36	(0.10)	0.26	(0.36)	—	(0.36)	9.93	2.59	0.60		0.53	3.56	82,037	48
2008(3)	9.93	0.39	0.28	0.67	(0.39)	—	(0.39)	10.21	6.84	0.55		0.58	3.84	89,772	196
2009(3)	10.21	0.41	0.19	0.60	(0.41)	(0.12)	(0.53)	10.28	6.21	0.55		0.58	4.14	141,961	92
2010(3)	10.28	0.38	0.61	0.99	(0.38)	(0.02)	(0.40)	10.87	9.78	0.55		0.53	3.58	422,804	45
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.55		0.33	3.44	385,220	59
Government Income Fund
2007(3)	9.42	0.42	0.02	0.44	(0.42)	—	(0.42)	9.44	4.71	0.89		0.29	4.44	550,614	686
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80		0.06	4.68	367,555	284
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80		0.10	4.96	296,190	360
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.80		0.11	3.24	274,660	383
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.80		0.13	2.08	204,664	717
Corporate Income Fund
2009(3)(8)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.44	0.80		1.04	5.07	5,570	38
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.28	0.80		0.30	4.01	15,546	80
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.80		0.08	3.95	17,542	48
Aggregate Bond Fund
2007(3)(7)	10.00	0.11	0.10	0.21	(0.11)	—	(0.11)	10.10	2.11	0.80		0.14	4.38	59,013	129
2008(3)	10.10	0.47	(0.04)	0.43	(0.46)	(0.06)	(0.52)	10.01	4.32	0.80		0.08	4.64	79,471	333
2009(3)	10.01	0.50	0.48	0.98	(0.48)	(0.32)	(0.80)	10.19	11.12	0.80		0.12	5.40	76,892	445
2010(3)	10.19	0.29	0.94	1.23	(0.28)	—	(0.28)	11.14	12.25	0.80		0.09	2.73	133,878	449
2011(3)	11.14	0.21	0.23	0.44	(0.20)	(0.40)	(0.60)	10.98	4.24	0.80		0.04	1.93	229,245	586
Core Plus Bond Fund
2009(3)(8)	10.00	0.25	0.82	1.07	(0.26)	—	(0.26)	10.81	10.83	0.80		0.32	4.02	21,057	26
2010(3)	10.81	0.40	0.68	1.08	(0.44)	(0.01)	(0.45)	11.44	10.19	0.80		0.17	3.58	39,776	72
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.80		0.04	4.03	62,121	48
Government Money Market Fund
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	4.99	0.45		0.13	4.88	199,797	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.19	0.45		0.10	2.91	309,487	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.56	0.47	(12)	0.08	0.53	476,685	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.28		0.26	0.01	353,637	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.21		0.34	0.01	256,327	—

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)					Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)		Net investment income (loss)(2)
Tax-Free Money Market Fund
2007	$1.00	$0.03	$0.00	$0.03	$(0.03)	$(0.00)	$(0.03)	$1.00	3.33%	0.45%		0.13%		3.28%	$308,414	—%
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.57	0.45		0.09		2.48	424,211	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.42	0.48	(12)	0.08		1.40	389,143	—
2010	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	0.45		0.09		0.29	299,374	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.44		0.10		0.06	243,833	—
Prime Money Market Fund
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.06	0.45		0.02		4.95	2,753,457	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.65	0.45		0.01		3.65	2,524,244	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.15	0.49	(12)	0.00	(6)	1.16	2,240,416	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.04	0.41		0.05		0.04	1,412,771	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.38		0.08		0.01	1,401,557	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(9)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(10)	Reflects operations for the period from September 1, 2010 (commencement of operations) to August 31, 2011.
(11)	Reflects operations for the period from March 1, 2011 (commencement of operations) to August 31, 2011.
(12)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)	Ratios to Average Net Assets				Net assets, end of period (000 omitted)	Portfolio turnover rate
										Net Expenses(2)		Expense waiver(2)	Net investment income (loss)(2)
Prime Money Market Fund
2007	$1.00	$0.05	$—	$0.05	$(0.05)	$—	$(0.05)	$1.00	4.75%	0.75%		0.02%	4.65%	$115,093	—%
2008	1.00	0.03	—	0.03	(0.03)	—	(0.03)	1.00	3.34	0.75		0.01	3.20	140,379	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.85	0.78	(3)	0.01	0.91	102,679	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.45		0.31	0.01	68,035	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.38		0.38	0.01	65,865	—

(1)	Based on net asset value as of end of period date, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Participation fees for the Treasury’s Temporary Guarantee Program in the Prime Money Market Fund amounted to 0.04%.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)				Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)	Expense waiver(2)		Net investment income (loss)(2)
Large-Cap Value Fund
2008(3)(8)	$12.99	$0.10	$(0.95)	$(0.85)	$(0.07)	$—	$(0.07)	$12.07	(6.57)%	1.00%	—%		1.54%	$152,572	40%
2009(3)	12.07	0.19	(2.64)	(2.45)	(0.19)	(0.00)	(0.19)	9.43	(20.27)	1.08	—		2.04	104,984	73
2010(3)	9.43	0.11	(0.11)	0.00	(0.15)	—	(0.15)	9.28	(0.14)	1.02	0.06		1.09	88,269	82
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	0.99	0.05		1.03	78,877	55
Large-Cap Growth Fund
2008(3)(8)	11.97	0.01	(0.14)	(0.13)	—	—	—	11.84	(1.09)	1.03	—		0.30	149,952	122
2009(3)	11.84	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	9.67	(18.16)	1.14	—		0.62	100,612	142
2010(3)	9.67	0.02	0.29	0.31	(0.04)	—	(0.04)	9.94	3.17	1.03	0.07		0.18	91,433	121
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	0.99	0.05		0.11	103,598	113
Large-Cap Focus Fund
2011(3)(11)	10.00	0.06	1.14	1.20	(0.01)	—	(0.01)	11.19	12.01	0.65	0.32		0.47	30,625	82
Mid-Cap Value Fund
2008(3)(8)	12.55	0.04	(0.42)	(0.38)	—	—	—	12.17	(3.03)	1.02	—		0.59	99,009	41
2009(3)	12.17	0.07	(2.01)	(1.94)	(0.05)	(0.55)	(0.60)	9.63	(14.59)	1.12	—		0.90	91,115	63
2010(3)	9.63	0.06	0.69	0.75	(0.09)	—	(0.09)	10.29	7.83	1.02	0.04		0.63	99,329	58
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	0.99	0.02		0.71	108,425	37
Mid-Cap Growth Fund
2008(3)(8)	17.09	(0.01)	0.06	0.05	—	—	—	17.14	0.29	1.01	—		(0.19)	171,529	186
2009(3)	17.14	0.02	(3.88)	(3.86)	—	(0.60)	(0.60)	12.68	(21.79)	1.10	—		0.18	135,858	224
2010(3)	12.68	(0.05)	1.89	1.84	(0.02)	—	(0.02)	14.50	14.49	1.01	0.04		(0.33)	136,392	133
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.00	(6)	0.10	161,539	79
Small-Cap Value Fund
2011(3)(13)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	0.99	0.57		0.04	2,814	21
Small-Cap Growth Fund
2008(3)(8)	14.73	(0.03)	(0.48)	(0.51)	—	—	—	14.22	(3.46)	1.27	—		(0.49)	134,623	174
2009(3)	14.22	0.01	(2.26)	(2.25)	—	—	—	11.97	(15.82)	1.35	—		0.05	127,901	233
2010(3)	11.97	(0.12)	2.27	2.15	—	—	—	14.12	17.96	1.22	0.07		(0.93)	169,036	153
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.19	0.02		(0.56)	193,655	101
International Stock Fund
2007(3)	16.61	0.24	2.68	2.92	(0.07)	(1.88)	(1.95)	17.58	18.65	1.20	0.02		1.48	250,012	98
2008(3)	17.58	0.23	(2.94)	(2.71)	(0.24)	(2.00)	(2.24)	12.63	(17.74)	1.23	—		1.58	253,158	62
2009(3)	12.63	0.29	(3.27)	(2.98)	(0.42)	(0.27)	(0.69)	8.96	(22.51)	1.44	—		1.64	76,756	113
2010(3)	8.96	0.25	(0.32)	(0.07)	(0.29)	—	(0.29)	8.60	(0.94)	1.20	0.46		1.43	33,147	116
2011(3)	8.60	0.20	0.71	0.91	(0.25)	—	(0.25)	9.26	10.41	1.20	0.35		1.83	34,892	75
Emerging Markets Equity Fund
2009(3)(9)	10.00	0.09	4.39	4.48	(0.01)	—	(0.01)	14.47	44.82	1.25	1.27		1.54	39,054	58
2010(3)	14.47	0.09	2.35	2.44	(0.18)	(0.52)	(0.70)	16.21	16.88	1.25	0.51		0.53	46,996	30
2011(3)	16.21	0.09	0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.25	0.36		0.85	37,164	34
Ultra Short Tax-Free Fund
2010 (3)(10)	10.00	0.13	0.07	0.20	(0.13)	—	(0.13)	10.07	2.05	0.30	0.16		1.52	273,120	83
2011 (3)	10.07	0.17	(0.01)	0.16	(0.17)	—	(0.17)	10.06	1.58	0.30	0.10		1.64	368,540	148
Short-Term Income Fund
2007 (3)(7)	9.02	0.11	0.00	0.11	(0.11)	—	(0.11)	9.02	1.20	0.35	0.23		4.65	41,186	52
2008 (3)	9.02	0.43	(0.09)	0.34	(0.43)	—	(0.43)	8.93	3.76	0.35	0.20		4.69	72,928	47
2009 (3)	8.93	0.38	0.04	0.42	(0.37)	—	(0.37)	8.98	5.03	0.35	0.27		4.47	66,039	49
2010 (3)	8.98	0.29	0.32	0.61	(0.28)	—	(0.28)	9.31	6.87	0.35	0.20		3.19	72,686	50
2011 (3)	9.31	0.26	(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.35	0.17		2.93	86,591	114

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)				Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)	Net investment income (loss)(2)
Short-Intermediate Bond Fund
2007(3)(7)	$9.17	$0.11	$(0.01)	$0.10	$(0.11)	$—	$(0.11)	$9.16	1.12%	0.55%		0.08%	4.90%	$181,534	421%
2008(3)	9.16	0.45	(0.26)	0.19	(0.45)	—	(0.45)	8.90	2.05	0.55		0.06	4.94	200,110	293
2009(3)	8.90	0.48	0.09	0.57	(0.48)	—	(0.48)	8.99	7.32	0.55		0.14	5.89	118,546	360
2010(3)	8.99	0.26	0.87	1.13	(0.22)	—	(0.22)	9.90	12.65	0.55		0.14	2.69	109,776	373
2011(3)	9.90	0.20	0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.55		0.13	2.03	102,730	445
Intermediate Tax-Free Fund
2011(3)(12)	10.37	0.25	0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.50		0.06	3.54	166,269	59
Government Income Fund
2007(3)(7)	9.41	0.11	0.03	0.14	(0.11)	—	(0.11)	9.44	1.54	0.55		0.13	4.87	141,305	686
2008(3)	9.44	0.46	(0.07)	0.39	(0.46)	—	(0.46)	9.37	4.16	0.55		0.06	4.88	249,127	284
2009(3)	9.37	0.48	0.36	0.84	(0.46)	(0.26)	(0.72)	9.49	9.65	0.55		0.10	5.22	159,881	360
2010(3)	9.49	0.35	0.55	0.90	(0.31)	—	(0.31)	10.08	9.65	0.55		0.11	3.52	113,314	383
2011(3)	10.08	0.24	0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.55		0.12	2.33	47,101	717
Corporate Income Fund
2009(3)(9)	10.00	0.35	1.58	1.93	(0.36)	—	(0.36)	11.57	19.63	0.55		1.04	4.88	15,927	38
2010(3)	11.57	0.53	0.99	1.52	(0.54)	(0.07)	(0.61)	12.48	13.56	0.55		0.30	4.13	52,317	80
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.55		0.08	4.18	76,263	48
Aggregate Bond Fund
2007(3)(7)	10.00	0.12	0.10	0.22	(0.12)	—	(0.12)	10.10	2.18	0.55		0.14	4.63	143,657	129
2008(3)	10.10	0.50	(0.04)	0.46	(0.49)	(0.06)	(0.55)	10.01	4.58	0.55		0.08	4.87	222,380	333
2009(3)	10.01	0.52	0.48	1.00	(0.50)	(0.32)	(0.82)	10.19	11.40	0.55		0.12	5.66	150,309	445
2010(3)	10.19	0.32	0.93	1.25	(0.31)	—	(0.31)	11.13	12.43	0.55		0.09	3.03	178,962	449
2011(3)	11.13	0.23	0.24	0.47	(0.23)	(0.40)	(0.63)	10.97	4.50	0.55		0.04	2.18	240,147	586
Core Plus Bond Fund
2009(3)(9)	10.00	0.26	0.83	1.09	(0.28)	—	(0.28)	10.81	11.04	0.55		0.32	3.73	33,067	26
2010(3)	10.81	0.42	0.68	1.10	(0.46)	(0.01)	(0.47)	11.44	10.46	0.55		0.17	3.84	35,851	72
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.55		0.04	4.28	47,398	48
Government Money Market Fund
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)	1.00	5.25	0.20		0.13	5.13	136,910	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.45	0.20		0.10	3.33	275,136	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.23	(14)	0.07	0.75	399,654	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.09	0.20		0.09	0.09	314,001	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.17		0.13	0.04	244,082	—
Tax-Free Money Market Fund
2007	1.00	0.04	0.00	0.04	(0.04)	(0.00)	(0.04)	1.00	3.59	0.20		0.13	3.53	243,842	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.83	0.20		0.09	2.67	398,315	—
2009	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.68	0.23	(14)	0.08	1.62	596,180	—
2010	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.55	0.20		0.09	0.53	607,761	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.20		0.08	0.30	613,935	—

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency transactions	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(4)	Ratios to Average Net Assets(5)					Net assets, end of period (000 omitted)	Portfolio turnover rate(4)
										Net Expenses(2)		Expense waiver(2)		Net investment income (loss)(2)
Prime Money Market Fund
2007	$1.00	$0.05	$—	$0.05	$(0.05)	$—	$(0.05)	$1.00	5.33%	0.20%		0.02%		5.20%	$2,080,429	—%
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.91	0.20		0.01		3.69	3,101,260	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	0.24	(14)	0.00	(6)	1.32	3,024,018	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.25	0.20		0.01		0.25	2,077,081	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.20		0.01		0.19	2,164,483	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from June 1, 2007 (commencement of operations) to August 31, 2007.
(8)	Reflects operations for the period from February 1, 2008 (commencement of operations) to August 31, 2008.
(9)	Reflects operations for the period from December 23, 2008 (commencement of operations) to August 31, 2009.
(10)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(11)	Reflects operations for the period from September 1, 2010 (commencement of operations) to August 31, 2011.
(12)	Reflects operations for the period from December 28, 2010 (commencement of operations) to August 31, 2011.
(13)	Reflects operations for the period from March 1, 2011 (commencement of operations) to August 31, 2011.
(14)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

(See Notes which are an integral part of the Financial Statements)

August 31, 2011

Notes to Financial Statements

1.	Organization

Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of August 31, 2011, the Corporation consisted of twenty diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”) with multiple classes of shares, as indicated in the accompanying table:

Portfolio Name	Advisor Class	Investor Class	Institutional Class	Investment Objective
Marshall Large-Cap Value Fund (“Large-Cap Value Fund”)	X*	X	X	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth Fund (“Large-Cap Growth Fund”)	X*	X	X	To provide capital appreciation.
Marshall Large-Cap Focus Fund (“Large-Cap Focus Fund”)		X	X	To provide capital appreciation.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	X*	X	X	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	X*	X	X	To provide capital appreciation.
Marshall Small-Cap Value Fund (“Small-Cap Value Fund”)		X**	X**	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	X*	X	X	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	X*	X	X	To provide capital appreciation.
Marshall Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	X*	X	X	To provide capital appreciation.
Marshall Ultra Short Tax-Free Fund (“Ultra Short Tax-Free Fund”)		X	X	To provide current income exempt from federal income tax consistent with the preservation of capital.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	X*	X	X	To maximize total return consistent with current income.
Marshall Short-Intermediate Bond Fund (“Short-Intermediate Bond Fund”)	X*	X	X	To maximize total return consistent with current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)		X	X***	To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Government Income Fund (“Government Income Fund”)	X*	X	X	To provide current income.
Marshall Corporate Income Fund (“Corporate Income Fund”)	X*	X	X	To maximize total return consistent with current income.
Marshall Aggregate Bond Fund (“Aggregate Bond Fund”)	X*	X	X	To maximize total return consistent with current income.
Marshall Core Plus Bond Fund (“Core Plus Bond Fund”)		X	X	To maximize total return consistent with current income.
Marshall Government Money Market Fund (“Government Money Market Fund”)		X	X	To provide current income consistent with stability of principal.
Marshall Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)		X	X	To provide current income that is exempt from federal income tax and is consistent with stability of principal.
Marshall Prime Money Market Fund (“Prime Money Market Fund”)	X	X	X	To provide current income consistent with stability of principal.

*	Effective through November 30, 2010 (termination of Advisor class of shares).
**	Commenced operations on March 1, 2011.
***	Commenced operations on December 28, 2010.

M&I Investment Management Corporation (the “Adviser”) serves as the investment advisor to the Funds, and is a wholly-owned subsidiary of Marshall & Ilsley Corporation (“M&I Corp.”). On December 17, 2010, BMO Financial Group (“BMO”) and M&I Corp. announced that they had entered into a definitive agreement under which BMO would acquire all outstanding shares of common stock of M&I Corp. in a stock-for-stock transaction (the “Transaction”). The Transaction closed on July 5, 2011.

Marshall Funds

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities which are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the International Stock Fund and Emerging Markets Equity Fund may be listed on foreign exchanges that do not value their listed securities at the same time each Fund calculates its NAV. Most foreign markets close well before each Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Funds have retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Funds’ adviser (or sub-advisers) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees, are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Notes to Financial Statements (continued)

Federal Income Taxes—The policies and procedures of the Funds require compliance with Subchapter M of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from, or pays to, the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

During the year ended August 31, 2011, the Ultra Short Tax-Free Fund and Intermediate Tax-Free Fund had an average of 2 short treasury futures contracts outstanding and 24 short treasury futures contracts outstanding, respectively. Enclosed in the Statements of Operations, the Ultra Short Tax-Free Fund and Intermediate Tax-Free Fund had $15,629 and $735,137 in net realized losses on treasury futures contracts, respectively, for the year ended August 31, 2011. At August 31, 2011, the Funds had no outstanding futures contracts.

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities, or currencies a Fund owns, or in which it may invest to create investment exposure consistent with their investment objectives. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received, or made, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security, or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security, or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, or currency transaction to determine the realized gain or loss.

During the year ended August 31, 2011, the Large-Cap Value Fund had average written and purchased options outstanding of 1,875 contracts and 1,705 contracts, respectively. Enclosed in the Statements of Operations, the Large-Cap Value Fund had $234,187 and $127,022 in net realized gains and change in net unrealized appreciation on all option contracts, respectively, for the year ended August 31, 2011.

The following is a summary of written option activity:

	Large-Cap Value Fund
Contracts	Number of Contracts	Premium
Outstanding @ 8/31/2010	4,984	$509,441
Options written	1,995	181,815
Options expired	(2,094)	(160,159)
Options exercised	—	—
Options closed	(4,685)	(484,498)

Outstanding @ 8/31/2011	200	$46,599

Marshall Funds

At August 31, 2011, the Large-Cap Value Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number Of Contracts	Market Value	Unrealized Appreciation
Lorillard, Inc.	Call	September 2011	$125.00	100	$—	$16,900
Lorillard, Inc.	Put	September 2011	95.00	100	2,500	27,199

Total				200		$44,099

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of certain Funds’ foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2011 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	5/3/2004	$65,000,000	$65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.(1)	2/1/2010	50,000,000	50,000,000

(1)	Security represents a quarterly floating rate funding agreement with a 90 day put feature whose maturity is extendable per the discretion of the Adviser.

Redemption Fees—The Funds (other than the Government Money Market Fund, Tax-Free Money Market Fund, and Prime Money Market Fund) impose a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Securities Lending—Certain Funds participate in a securities lending program, providing for the lending of corporate bonds, equity, and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates), and money market funds. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund also is subject to the risks associated with the investments of cash collateral received from the borrower.

Notes to Financial Statements (continued)

Cash collateral received as part of the securities lending program was jointly pooled and invested in the following securities as of August 31, 2011 (1):

Description	Value
ABN AMRO Bank NV, 0.752%, 6/8/2012(2)	$25,005,500
ANZ National Ltd., 0.326%, 6/29/2012(2)	25,000,000
Bank of Nova Scotia, 0.340%, 12/8/2011(2)	25,018,050
Blackrock Liquidity TempCash Money Market Fund, 0.107%	35,523,144
Blackrock Liquidity TempFund Money Market Fund, 0.074%	57,166,088
Deutsche Bank, 0.340%, 10/18/2011(2)	25,001,575
Dreyfus Institutional Cash Advantage Money Market Fund, 0.072%	53,501,888
FCAR Owner Trust I, 0.410%, 1/17/2012(3)	24,951,882
Fidelity Institutional Money Market Fund, 0.117%	118,500,000
Goldman Sachs Money Market Fund, 0.115%	95,000,000
GovCo, Inc., 0.380%, 1/12/2012(3)	29,950,917
Metlife Insurance FA, 0.454%, 11/29/2011(2)	20,000,000
National Rural Utilities Co., 0.352%, 12/9/2011(2)	15,001,140
Prudential PLC, 0.451%, 1/11/2012(3)	24,943,125
Reckitt Benckiser, 0.370%, 1/4/2012(3)	30,953,164
Royal Bank of Canada, 0.330%, 12/2/2011(2)	25,005,600
Sanofi-Aventis, 0.296%, 3/28/2012(2)	25,002,525
Western Asset Institutional Cash Reserves Money Market Fund, 0.105%	160,559,573
Western Asset Institutional Liquid Reserves Money Market Fund, 0.101%	125,000,000
Westpac Banking Corp., 0.353%, 7/20/2012(3)	25,000,000

Total	$966,084,171

(1)	The collateral pool is managed by the fixed income group within the Adviser.
(2)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2011.
(3)	Each issue shows the rate of the discount at the time of purchase.

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurements

Fair Valuation Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common & preferred stocks, options & futures contracts, and mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements, cash collateral received as part of the securities lending program, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, Money Market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of the holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

Marshall Funds

	Large-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$139,324,031	$—	$—	$139,324,031
Purchased Call Options	48,375	—	—	48,375
Purchased Put Options	9,300	—	—	9,300
Short-Term Investments	—	46,047,371	—	46,047,371

Total	$139,381,706	$46,047,371	$—	$185,429,077

	Large-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$178,413,863	$—	$—	$178,413,863
Short-Term Investments	—	76,667,364	—	76,667,364

Total	$178,413,863	$76,667,364	$—	$255,081,227

	Large-Cap Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$49,657,261	$—	$—	$49,657,261
Short-Term Investments	—	24,864,400	—	24,864,400

Total	$49,657,261	$24,864,400	$—	$74,521,661

	Mid-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$232,704,809	$—	$—	$232,704,809
Short-Term Investments	—	89,768,510	—	89,768,510

Total	$232,704,809	$89,768,510	$—	$322,473,319

	Mid-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$250,716,470	$—	$—	$250,716,470
Short-Term Investments	—	107,505,117	—	107,505,117

Total	$250,716,470	$107,505,117	$—	$358,221,587

	Small-Cap Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$23,712,402	$—	$—	$23,712,402
Short-Term Investments	—	11,806,578	—	11,806,578

Total	$23,712,402	$11,806,578	$—	$35,518,980

	Small-Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$519,479,483	$—	$—	$519,479,483
Short-Term Investments	—	226,609,692	—	226,609,692

Total	$519,479,483	$226,609,692	$—	$746,089,175

	International Stock Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)(2)	$64,450,081	$—	$—	$64,450,081
Preferred Stocks(1)(2)	30,670	—	—	30,670
Short-Term Investments	—	4,961,815	—	4,961,815

Total	$64,480,751	$4,961,815	$—	$69,442,566

	Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Common Stocks(1)(2)	$47,223,598	$—	$—	$47,223,598

Total	$47,223,598	$—	$—	$47,223,598

	Ultra Short Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$378,504,280	$—	$378,504,280
Short-Term Investments	—	45,383,932	—	45,383,932

Total	$—	$423,888,212	$—	$423,888,212

	Short-Term Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$8,072,676	$—	$8,072,676
Collateralized Mortgage Obligations	—	6,825,721	—	6,825,721
Commercial Mortgage Securities	—	17,918,682	—	17,918,682
Corporate Bonds & Notes	—	64,622,289	1,805,490	66,427,779
Municipals	—	9,681,434	—	9,681,434
Mutual Funds	3,489,719	2,829,317	—	6,319,036
U.S. Government & U.S. Government Agency Obligations	—	19,532,238	—	19,532,238
U.S. Government Agency-Mortgage Securities	—	5,634,970	—	5,634,970
Short-Term Investments	—	48,068,896	—	48,068,896

Total	$6,319,036	$180,356,906	$1,805,490	$188,481,432

	Short-Intermediate Bond Fund
	Level 1	Level 2	Level 3	Total
Collateralized Mortgage Obligations	$—	$4,441,108	$—	$4,441,108
Commercial Mortgage Securities	—	8,023,456	—	8,023,456
Corporate Bonds & Notes	—	77,826,284	2,972,000	80,798,284
Municipals	—	2,120,400	—	2,120,400
U.S. Government & U.S. Government Agency Obligations	—	44,378,262	—	44,378,262
U.S. Government Agency-Mortgage Securities	—	10,466,995	—	10,466,995
Short-Term Investments	—	88,500,701	—	88,500,701

Total	$—	$235,757,206	$2,972,000	$238,729,206

	Intermediate Tax-Free Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$527,118,775	$—	$527,118,775
Short-Term Investments	—	43,447,447	—	43,447,447

Total	$—	$570,566,222	$—	$570,566,222

	Government Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,785,956	$—	$4,785,956
Collateralized Mortgage Obligations	—	43,679,349	—	43,679,349
Commercial Mortgage Securities	—	25,535,784	—	25,535,784
Corporate Bonds & Notes	—	—	2,229,000	2,229,000
U.S. Government & U.S. Government Agency Obligations	—	10,024,610	—	10,024,610
U.S. Government Agency-Mortgage Securities	—	197,653,320	—	197,653,320
Short-Term Investments	—	98,356,589	—	98,356,589

Total	$—	$380,035,608	$2,229,000	$382,264,608

Notes to Financial Statements (continued)

	Corporate Income Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$10,776,442	$—	$10,776,442
Corporate Bonds & Notes	2,091,900	73,515,578	—	75,607,478
Municipals	—	564,135	—	564,135
U.S. Government & U.S. Government Agency Obligations	—	1,122,813	—	1,122,813
Short-Term Investments	—	16,692,125	—	16,692,125

Total	$2,091,900	$102,671,093	$—	$104,762,993

	Aggregate Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,000,516	$—	$4,000,516
Collateralized Mortgage Obligations	—	19,681,935	—	19,681,935
Commercial Mortgage Securities	—	13,001,102	—	13,001,102
Corporate Bonds & Notes	—	197,868,979	—	197,868,979
Municipals	—	8,341,868	—	8,341,868
U.S. Government & U.S. Government Agency Obligations	—	81,320,830	—	81,320,830
U.S. Government Agency-Mortgage Securities	—	141,681,518	—	141,681,518
Short-Term Investments	—	264,965,940	—	264,965,940

Total	$—	$730,862,688	$—	$730,862,688

	Core Plus Bond Fund
	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$10,759,503	$—	$10,759,503
Commercial Mortgage Securities	—	1,500,991	—	1,500,991
Corporate Bonds & Notes	781,700	65,508,421	—	66,290,121
Municipals	—	338,481	—	338,481
U.S. Government & U.S. Government Agency Obligations	—	4,850,423	—	4,850,423
U.S. Government Agency-Mortgage Securities	—	17,230,038	—	17,230,038
Short-Term Investments	—	20,062,263	—	20,062,263

Total	$781,700	$120,250,120	$—	$121,031,820

	Government Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$119,735,000	$—	$119,735,000
Repurchase Agreements	—	255,073,624	—	255,073,624
U.S. Government & U.S. Government Agency Obligations	—	113,106,693	—	113,106,693

Total	$—	$487,915,317	$—	$487,915,317

	Tax-Free Money Market Fund
	Level 1	Level 2	Level 3	Total
Municipals	$—	$860,684,622	$—	$860,684,622
Mutual Funds	—	873,930	—	873,930

Total	$—	$861,558,552	$—	$861,558,552

	Prime Money Market Fund
	Level 1	Level 2	Level 3	Total
Certificate of Deposit	$—	$250,000,000	$—	$250,000,000
Commercial Paper	—	1,483,977,581	—	1,483,977,581
Funding Agreements	—	115,000,000	—	115,000,000
Municipals	—	917,007,000	—	917,007,000
Mutual Funds	—	150,000,000	—	150,000,000
Notes-Variable	—	394,983,726	—	394,983,726
Repurchase Agreements	—	248,555,639	—	248,555,639
Trust Demand Notes	—	143,000,000	—	143,000,000
U.S. Government & U.S. Government Agency Obligations		60,000,000		60,000,000

Total	$—	$3,762,523,946	$—	$3,762,523,946

	Unrealized Appreciation On Other Financial Instruments(3)
Fund	Level 1	Level 2	Level 3	Total
Large-Cap Value Fund Written Options	($2,500)	$—	$—	($2,500)

Total	($2,500)	$—	$—	($2,500)

(1)	All sub-categories within Common Stocks and Preferred Stocks represent Level 1 evaluation status.
(2)	As described in Note 2, the values of certain equity securities listed or traded on foreign security exchanges may be valued by an independent fair value pricing service on any day when a significant change in value of U.S. traded securities occurs, as measured by the Russell 1000 Index. As a result, some securities were fair valued by the service and categorized in Level 2 throughout the fiscal year ended August 31, 2011. Such securities would represent the only significant transfer between each of the three levels. The Funds recognize transfers between levels of the hierarchy on the date of transfer. As of August 31, 2011, none of the securities required such valuation and all are categorized in Level 1.
(3)	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Fund	Beginning balance September 1, 2010	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Total realized and change in unrealized gain/(loss)	Purchases	(Sales)	Ending balance August 31, 2011	Change in unrealized appreciation/ (depreciation) during the period for Level 3 Investments held at end of period
Short-Term Income Fund Corporate Bonds & Notes	$1,874,988	$—	$—	$(69,498)	$—	$—	$1,805,490	$(69,498)
Short-Intermediate Bond Fund Corporate Bonds & Notes	3,086,400	—	—	(114,400)	—	—	2,972,000	(114,400)
Government Income Fund Corporate Bonds & Notes	2,314,800	—	—	(85,800)	—	—	2,229,000	(85,800)

Marshall Funds

4.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares	Amount

LARGE-CAP VALUE FUND—INVESTOR CLASS
Shares sold	2,041,008		$21,885,911		1,366,044	$13,855,875
Shares issued to shareholders in payment of distributions declared	42,710		446,024		93,650	940,210
Transfers from advisor class	605,874		6,266,135		—	—
Shares redeemed	(4,240,213)		(48,066,835)		(2,071,713)	(20,800,728)

Net change resulting from investor class share transactions	(1,550,621)		$(19,468,765)		(612,019)	$(6,004,643)
LARGE-CAP VALUE FUND—ADVISOR CLASS
Shares sold	8,863	(1)	$90,467	(1)	51,496	$513,813
Shares issued to shareholders in payment of distributions declared	1,322	(1)	13,159	(1)	7,506	75,357
Shares redeemed	(44,051	)(1)	(438,281	)(1)	(113,862)	(1,159,965)
Transfers to investor class	(605,874)		(6,266,135)		—	—

Net change resulting from advisor class share transactions	(639,740	)(1)	$(6,600,790	)(1)	(54,860)	$(570,795)
LARGE-CAP VALUE FUND—INSTITUTIONAL CLASS
Shares sold	819,494		$8,830,682		809,270	$8,039,911
Shares issued to shareholders in payment of distributions declared	42,269		439,875		100,693	1,012,765
Shares redeemed	(2,966,919)		(32,972,108)		(2,528,345)	(25,373,183)

Net change resulting from institutional class share transactions	(2,105,156)		$(23,701,551)		(1,618,382)	$(16,320,507)

Net change resulting from fund shares transactions	(4,295,517)		$(49,771,106)		(2,285,261)	$(22,895,945)

LARGE-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	1,483,512		$18,196,217		1,117,941	$11,932,858
Shares issued to shareholders in payment of distributions declared	4,183		51,154		13,198	138,572
Transfers from advisor class	520,724		6,107,987		—	—
Shares redeemed	(1,356,842)		(17,031,637)		(830,113)	(8,854,569)

Net change resulting from investor class share transactions	651,577		$7,323,721		301,026	$3,216,861
LARGE-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	6,034	(1)	$68,329	(1)	60,024	$631,559
Shares issued to shareholders in payment of distributions declared	—	(1)	—	(1)	1,227	12,888
Shares redeemed	(16,376	)(1)	(185,742	)(1)	(90,584)	(959,610)
Transfers to investor class	(520,724)		(6,107,987)		—	—

Net change resulting from advisor class share transactions	(531,066	)(1)	$(6,225,400	)(1)	(29,333)	$(315,163)

Notes to Financial Statements (continued)

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares	Amount

LARGE-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	844,380		$10,553,672		448,659	$4,834,641
Shares issued to shareholders in payment of distributions declared	25,016		306,694		30,528	321,463
Shares redeemed	(1,447,529)		(18,079,305)		(1,683,180)	(18,033,231)

Net change resulting from institutional class share transactions	(578,133)		$(7,218,939)		(1,203,993)	$(12,877,127)

Net change resulting from fund shares transactions	(457,622)		$(6,120,618)		(932,300)	$(9,975,429)

LARGE-CAP FOCUS FUND—INVESTOR CLASS
Shares sold	2,483,424		$27,934,301		—	$—
Shares issued to shareholders in payment of distributions declared	599		7,068		—	—
Shares redeemed	(309,857)		(3,674,916)		—	—

Net change resulting from investor class share transactions	2,174,166		$24,266,453		—	$—
LARGE-CAP FOCUS FUND—INSTITUTIONAL CLASS
Shares sold	3,417,981		$37,261,915		—	$—
Shares issued to shareholders in payment of distributions declared	2,115		24,997		—	—
Shares redeemed	(683,122)		(7,834,500)		—	—

Net change resulting from institutional class share transactions	2,736,974		$29,452,412		—	$—

Net change resulting from fund shares transactions	4,911,140		$53,718,865		—	$—

MID-CAP VALUE FUND—INVESTOR CLASS
Shares sold	2,428,961		$31,378,867		2,033,731	$21,907,304
Shares issued to shareholders in payment of distributions declared	52,722		654,276		72,909	745,126
Transfers from advisor class	584,014		7,001,452		—	—
Shares redeemed	(3,843,340)		(49,344,442)		(3,001,603)	(31,741,161)

Net change resulting from investor class share transactions	(777,643)		$(10,309,847)		(894,963)	$(9,088,731)
MID-CAP VALUE FUND—ADVISOR CLASS
Shares sold	9,106	(1)	$106,895	(1)	41,477	$442,463
Shares issued to shareholders in payment of distributions declared	—	(1)	—	(1)	3,841	39,249
Shares redeemed	(20,039	)(1)	(232,509	)(1)	(98,117)	(1,054,156)
Transfers to investor class	(584,014)		(7,001,452)		—	—

Net change resulting from advisor class share transactions	(594,947	)(1)	$(7,127,066	)(1)	(52,799)	$(572,444)

Marshall Funds

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares	Amount

MID-CAP VALUE FUND—INSTITUTIONAL CLASS
Shares sold	1,527,559		$19,594,337		1,683,189	$17,835,819
Shares issued to shareholders in payment of distributions declared	47,306		586,121		66,719	680,535
Shares redeemed	(2,133,001)		(26,612,123)		(1,561,361)	(16,458,043)

Net change resulting from institutional class share transactions	(558,136)		$(6,431,665)		188,547	$2,058,311

Net change resulting from fund shares transactions	(1,930,726)		$(23,868,578)		(759,215)	$(7,602,864)

MID-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	2,527,388		$49,546,024		966,118	$14,121,206
Transfers from advisor class	241,578		4,232,879		—	—
Shares redeemed	(1,955,444)		(35,206,230)		(788,959)	(11,646,635)

Net change resulting from investor class share transactions	813,522		$18,572,673		177,159	$2,474,571
MID-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	2,341	(1)	$38,627	(1)	25,110	$370,943
Shares redeemed	(7,182	)(1)	(118,940	)(1)	(35,745)	(519,945)
Transfers to investor class	(241,578)		(4,232,879)		—	—

Net change resulting from advisor class share transactions	(246,419	)(1)	$(4,313,192	)(1)	(10,635)	$(149,002)
MID-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	1,378,264		$26,012,419		562,685	$8,221,069
Shares issued to shareholders in payment of distributions declared	—		—		10,448	143,811
Shares redeemed	(1,776,827)		(33,400,639)		(1,880,001)	(27,261,995)

Net change resulting from institutional class share transactions	(398,563)		$(7,388,220)		(1,306,868)	$(18,897,115)

Net change resulting from fund shares transactions	168,540		$6,871,261		(1,140,344)	$(16,571,546)

SMALL-CAP VALUE FUND—INVESTOR CLASS(2)
Shares sold	2,779,743		$27,670,070		—	$—
Shares redeemed	(388,005)		(3,706,372)		—	—

Net change resulting from investor class share transactions	2,391,738		$23,963,698		—	$—
SMALL-CAP VALUE FUND—INSTITUTIONAL CLASS(2)
Shares sold	351,398		$3,482,547		—	$—
Shares redeemed	(47,608)		(439,100)		—	—

Net change resulting from institutional class share transactions	303,790		$3,043,447		—	$—

Net change resulting from fund shares transactions	2,695,528		$27,007,145		—	$—

Notes to Financial Statements (continued)

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares	Amount

SMALL-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	14,657,766		$281,595,057		8,241,573	$123,738,549
Transfers from advisor class	564,044		9,776,510		—	—
Shares redeemed	(7,692,006)		(141,963,455)		(5,184,896)	(74,942,507)

Net change resulting from investor class share transactions	7,529,804		$149,408,112		3,056,677	$48,796,042
SMALL-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	92,590	(1)	$1,533,897	(1)	558,704	$8,259,845
Shares redeemed	(902,733	)(1)	(15,542,716	)(1)	(248,971)	(3,592,899)
Transfers to investor class	(564,044)		(9,776,510)		—	—

Net change resulting from advisor class share transactions	(1,374,187	)(1)	$(23,785,329	)(1)	309,733	$4,666,946
SMALL-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	2,148,448		$40,070,319		3,250,678	$47,824,572
Shares redeemed	(3,142,920)		(58,531,183)		(1,970,320)	(28,212,280)

Net change resulting from institutional class share transactions	(994,472)		$(18,460,864)		1,280,358	$19,612,292

Net change resulting from fund shares transactions	5,161,145		$107,161,919		4,646,768	$73,075,280

INTERNATIONAL STOCK FUND—INVESTOR CLASS
Shares sold	926,646		$9,110,315		795,728	$7,375,668
Shares issued to shareholders in payment of distributions declared	81,423		775,966		97,707	873,498
Transfers from advisor class	296,646		2,746,258		—	—
Shares redeemed	(929,450)		(9,111,156)		(1,534,502)	(13,894,086)

Net change resulting from investor class share transactions	375,265		$3,521,383		(641,067)	$(5,644,920)
INTERNATIONAL STOCK FUND—ADVISOR CLASS
Shares sold	3,432	(1)	$32,876	(1)	23,826	$238,409
Shares issued to shareholders in payment of distributions declared	—	(1)	—	(1)	8,883	79,412
Shares redeemed	(8,582	)(1)	(82,598	)(1)	(50,806)	(451,149)
Transfers to investor class	(296,646)		(2,746,258)		—	—

Net change resulting from advisor class share transactions	(301,796	)(1)	$(2,795,980	)(1)	(18,097)	$(133,328)

Marshall Funds

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares		Amount

INTERNATIONAL STOCK FUND—INSTITUTIONAL CLASS
Shares sold	544,714		$5,567,406		73,338		$1,009,192
Shares issued to shareholders in payment of distributions declared	90,224		870,662		156,528		1,415,011
Shares redeemed	(720,443)		(7,221,205)		(4,941,755)		(46,080,434)

Net change resulting from institutional class share transactions	(85,505)		$(783,137)		(4,711,889)		$(43,656,231)

Net change resulting from fund shares transactions	(12,036)		$(57,734)		(5,371,053)		$(49,434,479)

EMERGING MARKETS EQUITY FUND—INVESTOR CLASS
Shares sold	297,694		$5,266,262		434,955		$6,887,879
Shares issued to shareholders in payment of distributions declared	62,817		1,100,550		29,495		473,684
Transfers from advisor class	45,688		828,355		—		—
Shares redeemed	(457,602)		(7,298,621)		(132,578)		(2,105,171)

Net change resulting from investor class share transactions	(51,403)		$(103,454)		331,872		$5,256,392
EMERGING MARKETS EQUITY FUND—ADVISOR CLASS
Shares sold	6,722	(1)	$123,165	(1)	35,086		$558,652
Shares issued to shareholders in payment of distributions declared	—	(1)	—	(1)	691		11,099
Shares redeemed	(690	)(1)	(12,787	)(1)	(1,583)		(25,046)
Transfers to investor class	(45,688)		(828,355)		—		—

Net change resulting from advisor class share transactions	(39,656	)(1)	$(717,977	)(1)	34,194		$544,705
EMERGING MARKETS EQUITY FUND—INSTITUTIONAL CLASS
Shares sold	404,676		$7,100,026		424,567		$6,659,576
Shares issued to shareholders in payment of distributions declared	216,374		3,795,199		114,922		1,846,792
Shares redeemed	(1,176,466)		(19,414,001)		(340,184)		(5,450,636)

Net change resulting from institutional class share transactions	(555,416)		$(8,518,776)		199,305		$3,055,732

Net change resulting from fund shares transactions	(646,475)		$(9,340,207)		565,371		$8,856,829

ULTRA SHORT TAX-FREE FUND—INVESTOR CLASS
Shares sold	5,225,298		$52,567,160		5,376,041	(3)	$53,964,477	(3)
Shares issued to shareholders in payment of distributions declared	53,084		533,751		24,301	(3)	244,186	(3)
Shares redeemed	(3,099,384)		(31,155,320)		(2,106,062	)(3)	(21,172,709	)(3)

Net change resulting from investor class share transactions	2,178,998		$21,945,591		3,294,280	(3)	$33,035,954	(3)

Notes to Financial Statements (continued)

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares		Amount

ULTRA SHORT TAX-FREE FUND—INSTITUTIONAL CLASS
Shares sold	30,555,680		$307,027,764		30,277,287	(3)	$303,773,974	(3)
Shares issued to shareholders in payment of distributions declared	87,034		874,384		15,354	(3)	154,244	(3)
Shares redeemed	(21,126,963)		(212,090,802)		(3,158,021	)(3)	(31,729,731	)(3)

Net change resulting from institutional class share transactions	9,515,751		$95,811,346		27,134,620	(3)	$272,198,487	(3)

Net change resulting from fund shares transactions	11,694,749		$117,756,937		30,428,900	(3)	$305,234,441	(3)

SHORT-TERM INCOME FUND—INVESTOR CLASS
Shares sold	3,468,384		$32,437,664		3,132,304		$28,684,712
Shares issued to shareholders in payment of distributions declared	114,638		1,072,687		99,791		916,218
Transfers from advisor class	432,855		4,047,584		—		—
Shares redeemed	(2,683,220)		(25,083,461)		(877,847)		(8,037,452)

Net change resulting from investor class share transactions	1,332,657		$12,474,474		2,354,248		$21,563,478
SHORT-TERM INCOME FUND—ADVISOR CLASS
Shares sold	12,428	(1)	$116,172	(1)	261,144		$2,397,173
Shares issued to shareholders in payment of distributions declared	2,770	(1)	25,939	(1)	7,877		72,411
Shares redeemed	(12,517	)(1)	(117,347	)(1)	(42,020)		(384,199)
Transfers to investor class	(432,855)		(4,047,584)		—		—

Net change resulting from advisor class share transactions	(430,174	)(1)	$(4,022,820	)(1)	227,001		$2,085,385
SHORT-TERM INCOME FUND—INSTITUTIONAL CLASS
Shares sold	5,202,230		$48,622,913		3,080,496		$28,245,118
Shares issued to shareholders in payment of distributions declared	64,326		602,349		113,284		1,038,975
Shares redeemed	(3,789,541)		(35,451,647)		(2,737,424)		(25,150,369)

Net change resulting from institutional class share transactions	1,477,015		$13,773,615		456,356		$4,133,724

Net change resulting from fund shares transactions	2,379,498		$22,225,269		3,037,605		$27,782,587

SHORT-INTERMEDIATE BOND FUND—INVESTOR CLASS
Shares sold	725,238		$7,225,687		2,129,417		$20,268,873
Shares issued to shareholders in payment of distributions declared	91,432		910,004		114,898		1,090,998
Transfers from advisor class	473,378		4,713,421		—		—
Shares redeemed	(2,556,272)		(25,431,645)		(2,272,806)		(21,394,987)

Net change resulting from investor class share transactions	(1,266,224)		$(12,582,533)		(28,491)		$(35,116)

Marshall Funds

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares	Amount

SHORT-INTERMEDIATE BOND FUND—ADVISOR CLASS
Shares sold	5,284	(1)	$52,801	(1)	43,186	$407,016
Shares issued to shareholders in payment of distributions declared	1,841	(1)	18,377	(1)	9,358	88,774
Shares redeemed	(18,962	)(1)	(188,652	)(1)	(105,402)	(1,001,302)
Transfers to investor class	(473,378)		(4,713,421)		—	—

Net change resulting from advisor class share transactions	(485,215	)(1)	$(4,830,895	)(1)	(52,858)	$(505,512)
SHORT-INTERMEDIATE BOND FUND—INSTITUTIONAL CLASS
Shares sold	1,397,332		$13,852,539		854,278	$8,103,873
Shares issued to shareholders in payment of distributions declared	135,417		1,346,991		164,047	1,556,290
Shares redeemed	(2,472,693)		(24,493,863)		(3,111,622)	(29,172,718)

Net change resulting from institutional class share transactions	(939,944)		$(9,294,333)		(2,093,297)	$(19,512,555)

Net change resulting from fund shares transactions	(2,691,383)		$(26,707,761)		(2,174,646)	$(20,053,183)

INTERMEDIATE TAX-FREE FUND—INVESTOR CLASS
Shares sold	27,356,663		$289,504,406		29,898,484	$315,432,342
Shares issued to shareholders in payment of distributions declared	935,310		9,856,322		434,448	4,601,960
Shares redeemed	(31,356,358)		(327,201,622)		(5,240,824)	(55,240,195)

Net change resulting from investor class share transactions	(3,064,385)		$(27,840,894)		25,092,108	$264,794,107
INTERMEDIATE TAX-FREE FUND—INSTITUTIONAL CLASS(4)
Shares sold	18,226,615		$189,888,994		—	$—
Shares issued to shareholders in payment of distributions declared	9,787		102,713		—	—
Shares redeemed	(2,763,660)		(28,926,204)		—	—

Net change resulting from institutional class share transactions	15,472,742		$161,065,503		—	$—

Net change resulting from fund shares transactions	12,408,357		$133,224,609		25,092,108	$264,794,107

GOVERNMENT INCOME FUND—INVESTOR CLASS
Shares sold	2,750,725		$27,307,719		5,541,937	$54,339,987
Shares issued to shareholders in payment of distributions declared	1,131,100		11,091,003		759,713	7,444,948
Transfers from advisor class	554,895		5,626,964		—	—
Shares redeemed	(11,271,146)		(111,501,683)		(10,282,341)	(100,002,135)

Net change resulting from investor class share transactions	(6,834,426)		$(67,475,997)		(3,980,691)	$(38,217,200)

Notes to Financial Statements (continued)

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares	Amount

GOVERNMENT INCOME FUND—ADVISOR CLASS
Shares sold	8,966	(1)	$90,514	(1)	167,339	$1,637,963
Shares issued to shareholders in payment of distributions declared	2,691	(1)	27,225	(1)	14,292	140,245
Shares redeemed	(20,084	)(1)	(202,904	)(1)	(94,087)	(923,320)
Transfers to investor class	(554,895)		(5,626,964)		—	—

Net change resulting from advisor class share transactions	(563,322	)(1)	$(5,712,129	)(1)	87,544	$854,888
GOVERNMENT INCOME FUND—INSTITUTIONAL CLASS
Shares sold	655,737		$6,555,126		2,147,753	$21,172,200
Shares issued to shareholders in payment of distributions declared	364,129		3,555,040		233,157	2,282,038
Shares redeemed	(7,562,212)		(74,120,911)		(7,994,792)	(78,677,766)

Net change resulting from institutional class share transactions	(6,542,346)		$(64,010,745)		(5,613,882)	$(55,223,528)

Net change resulting from fund shares transactions	(13,940,094)		$(137,198,871)		(9,507,029)	$(92,585,840)

CORPORATE INCOME FUND—INVESTOR CLASS
Shares sold	876,601		$10,831,682		1,018,535	$12,131,013
Shares issued to shareholders in payment of distributions declared	91,377		1,114,568		37,375	447,225
Transfers from advisor class	151,591		1,886,703		—	—
Shares redeemed	(946,488)		(11,580,528)		(291,538)	(3,466,701)

Net change resulting from investor class share transactions	173,081		$2,252,425		764,372	$9,111,537
CORPORATE INCOME FUND—ADVISOR CLASS
Shares sold	1,738	(1)	$21,810	(1)	88,324	$1,042,300
Shares issued to shareholders in payment of distributions declared	1,359	(1)	17,051	(1)	6,150	73,298
Shares redeemed	(2,329	)(1)	(29,152	)(1)	(50,248)	(600,646)
Transfers to investor class	(151,591)		(1,886,703)		—	—

Net change resulting from advisor class share transactions	(150,823	)(1)	$(1,876,994	)(1)	44,226	$514,952
CORPORATE INCOME FUND—INSTITUTIONAL CLASS
Shares sold	1,800,511		$22,222,097		2,760,921	$33,067,254
Shares issued to shareholders in payment of distributions declared	266,010		3,247,158		100,964	1,212,020
Shares redeemed	(84,925)		(1,049,598)		(45,517)	(544,497)

Net change resulting from institutional class share transactions	1,981,596		$24,419,657		2,816,368	$33,734,777

Net change resulting from fund shares transactions	2,003,854		$24,795,088		3,624,966	$43,361,266

Marshall Funds

	Year Ended August 31, 2011				Year Ended August 31, 2010
	Shares		Amount		Shares	Amount

AGGREGATE BOND FUND—INVESTOR CLASS
Shares sold	10,946,244		$118,833,970		5,461,387	$57,792,631
Shares issued to shareholders in payment of distributions declared	867,079		9,236,406		253,613	2,708,803
Transfers from advisor class	232,213		2,583,857		—	—
Shares redeemed	(3,179,879)		(34,131,508)		(1,239,071)	(13,200,070)

Net change resulting from investor class share transactions	8,865,657		$96,522,725		4,475,929	$47,301,364
AGGREGATE BOND FUND—ADVISOR CLASS
Shares sold	18,959	(1)	$211,869	(1)	113,543	$1,209,722
Shares issued to shareholders in payment of distributions declared	833	(1)	9,292	(1)	3,934	42,011
Shares redeemed	(2,725	)(1)	(30,324	)(1)	(52,204)	(554,124)
Transfers to investor class	(232,213)		(2,583,857)		—	—

Net change resulting from advisor class share transactions	(215,146	)(1)	$(2,393,020	)(1)	65,273	$697,609
AGGREGATE BOND FUND—INSTITUTIONAL CLASS
Shares sold	8,362,069		$90,704,788		3,581,844	$38,423,525
Shares issued to shareholders in payment of distributions declared	970,623		10,330,446		313,297	3,338,977
Shares redeemed	(3,519,185)		(37,873,098)		(2,575,178)	(27,532,650)

Net change resulting from institutional class share transactions	5,813,507		$63,162,136		1,319,963	$14,229,852

Net change resulting from fund shares transactions	14,464,018		$157,291,841		5,861,165	$62,228,825

CORE PLUS BOND FUND—INVESTOR CLASS
Shares sold	2,406,773		$27,253,240		1,811,787	$19,897,606
Shares issued to shareholders in payment of distributions declared	242,788		2,727,467		115,998	1,284,669
Shares redeemed	(682,996)		(7,745,575)		(398,875)	(4,402,958)

Net change resulting from investor class share transactions	1,966,565		$22,235,132		1,528,910	$16,779,317
CORE PLUS BOND FUND—INSTITUTIONAL CLASS
Shares sold	1,360,832		$15,505,172		430,798	$4,745,560
Shares issued to shareholders in payment of distributions declared	212,230		2,382,785		125,407	1,387,167
Shares redeemed	(553,343)		(6,240,906)		(480,724)	(5,344,223)

Net change resulting from institutional class share transactions	1,019,719		$11,647,051		75,481	$788,504

Net change resulting from fund shares transactions	2,986,284		$33,882,183		1,604,391	$17,567,821

Notes to Financial Statements (continued)

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount

GOVERNMENT MONEY MARKET FUND—INVESTOR CLASS
Shares sold	3,020,822,884	$3,020,822,884	3,164,298,501	$3,164,298,501
Shares issued to shareholders in payment of distributions declared	14,618	14,618	27,654	27,654
Shares redeemed	(3,118,146,997)	(3,118,146,997)	(3,287,374,618)	(3,287,374,618)

Net change resulting from investor class share transactions	(97,309,495)	$(97,309,495)	(123,048,463)	$(123,048,463)
GOVERNMENT MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	2,089,889,084	$2,089,889,084	2,175,534,992	$2,175,534,992
Shares issued to shareholders in payment of distributions declared	25,734	25,734	61,975	61,975
Shares redeemed	(2,159,833,803)	(2,159,833,803)	(2,261,249,435)	(2,261,249,435)

Net change resulting from institutional class share transactions	(69,918,985)	$(69,918,985)	(85,652,468)	$(85,652,468)

Net change resulting from fund shares transactions	(167,228,480)	$(167,228,480)	(208,700,931)	$(208,700,931)

TAX-FREE MONEY MARKET FUND—INVESTOR CLASS
Shares sold	568,158,339	$568,158,629	730,710,248	$730,710,248
Shares issued to shareholders in payment of distributions declared	84,287	84,287	546,275	546,275
Shares redeemed	(623,783,216)	(623,783,216)	(821,030,431)	(821,030,431)

Net change resulting from investor class share transactions	(55,540,590)	$(55,540,300)	(89,773,908)	$(89,773,908)
TAX-FREE MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	1,763,182,498	$1,763,183,361	1,175,464,054	$1,175,464,054
Shares issued to shareholders in payment of distributions declared	183,727	183,727	81,817	81,817
Shares redeemed	(1,757,194,199)	(1,757,194,199)	(1,163,959,271)	(1,163,959,271)

Net change resulting from institutional class share transactions	6,172,026	$6,172,889	11,586,600	$11,586,600

Net change resulting from fund shares transactions	(49,368,564)	$(49,367,411)	(78,187,308)	$(78,187,308)

PRIME MONEY MARKET FUND—INVESTOR CLASS
Shares sold	2,990,676,176	$2,990,676,176	3,457,830,697	$3,457,830,697
Shares issued to shareholders in payment of distributions declared	29,428	29,428	157,988	157,988
Shares redeemed	(3,001,981,049)	(3,001,981,049)	(4,285,637,430)	(4,285,637,430)

Net change resulting from investor class share transactions	(11,275,445)	$(11,275,445)	(827,648,745)	$(827,648,745)

Marshall Funds

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount

PRIME MONEY MARKET FUND—ADVISOR CLASS
Shares sold	74,412,772	$74,412,772	74,583,706	$74,583,707
Shares issued to shareholders in payment of distributions declared	6,510	6,510	7,583	7,499
Shares redeemed	(76,592,282)	(76,592,282)	(109,234,640)	(109,234,640)

Net change resulting from advisor class share transactions	(2,173,000)	$(2,173,000)	(34,643,351)	$(34,643,434)
PRIME MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	9,918,525,106	$9,918,525,106	9,400,371,492	$9,400,371,492
Shares issued to shareholders in payment of distributions declared	680,371	680,371	1,347,527	1,347,527
Shares redeemed	(9,831,901,515)	(9,831,901,515)	(10,348,660,913)	(10,348,660,913)

Net change resulting from institutional class share transactions	87,303,962	$87,303,962	(946,941,894)	$(946,941,894)

Net change resulting from fund shares transactions	73,855,517	$73,855,517	(1,809,233,990)	$(1,809,234,073)

(1)	Reflects operations for the period from September 1, 2010 to November 30, 2010 (termination of Advisor class of shares).
(2)	Reflects operations for the period from March 1, 2011 (commencement of operations) to August 31, 2011.
(3)	Reflects operations for the period from October 1, 2009 (commencement of operations) to August 31, 2010.
(4)	Reflects operations for the period from December 28, 2010 (commencement of operations) to August 31, 2011.

Notes to Financial Statements (continued)

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—The Adviser receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets (“ADNA”) as listed below.

	Fund’s ADNA
Fund	on the first $500 million		on the next $200 million		on the next $100 million		in excess of $800 million
Large-Cap Value Fund	0.75%		0.74%		0.70%		0.65%
Large-Cap Growth Fund	0.75		0.74		0.70		0.65
Large-Cap Focus Fund	0.50		0.49		0.45		0.40
Mid-Cap Value Fund	0.75		0.74		0.70		0.65
Mid-Cap Growth Fund	0.75		0.74		0.70		0.65
Small-Cap Value Fund(1)	0.75		0.75		0.75		0.75
Small-Cap Growth Fund	1.00		1.00		1.00		1.00
International Stock Fund	1.00		0.99		0.95		0.90
Emerging Markets Equity Fund	1.00		0.99		0.95		0.90
Ultra Short Tax-Free Fund	0.20		0.19		0.10		0.10
Short-Term Income Fund	0.20		0.19		0.10		0.10
Short-Intermediate Bond Fund	0.40		0.39		0.30		0.25
Intermediate Tax-Free Fund	0.30	(2)	0.29	(2)	0.20	(2)	0.15	(2)
Government Income Fund	0.40		0.39		0.30		0.25
Corporate Income Fund	0.25		0.24		0.15		0.10
Aggregate Bond Fund	0.40		0.39		0.30		0.25
Core Plus Bond Fund	0.25		0.24		0.15		0.10

(1)	Commenced operations on March 1, 2011.
(2)	Effective December 28, 2010. Prior to December 28, 2010, the annual rates were 0.60, 0.59, 0.50 and 0.45, respectively.

	Fund’s ADNA
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090

The International Stock Fund’s sub-advisers are Trilogy Global Advisors, LP and Acadian Asset Management, LLC. The Emerging Markets Equity Fund’s sub-adviser is Trilogy Global Advisors, LP. The Corporate Income Fund and Core Plus Bond Fund’s sub-adviser is Taplin, Canida & Habacht, LLC, an affiliate of the Adviser. The Adviser compensates each sub-adviser based on the level of average daily net assets of each respective Fund managed by each sub-adviser.

Marshall Funds

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class specific total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding the amounts for the periods set forth below. The Adviser may not terminate this arrangement prior to the date of the Funds’ next updated prospectus unless the investment advisory agreement is terminated. The Adviser may voluntarily choose to waive any portion of its fee beyond its contractual agreement. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

	Annualized Contractual Expense Limitation
Fund	Investor Class	Advisor Class		Institutional Class
Large-Cap Value Fund	1.24%	1.24	%(1)	0.99%
Large-Cap Growth Fund	1.24	1.24	(1)	0.99
Large-Cap Focus Fund	0.90	—		0.65
Mid-Cap Value Fund	1.24	1.24	(1)	0.99
Mid-Cap Growth Fund	1.24	1.24	(1)	0.99
Small-Cap Value Fund(2)	1.24	—		0.99
Small-Cap Growth Fund	1.44	1.44	(1)	1.19
International Stock Fund	1.45	1.45	(1)	1.20
Emerging Markets Equity Fund	1.50	1.50	(1)	1.25
Ultra Short Tax-Free Fund	0.55	—		0.30
Short-Term Income Fund	0.60	0.60	(1)	0.35
Short-Intermediate Bond Fund	0.80	0.80	(1)	0.55
Intermediate Tax-Free Fund	0.55	—		0.50	(3)
Government Income Fund	0.80	0.80	(1)	0.55
Corporate Income Fund	0.80	0.80	(1)	0.55
Aggregate Bond Fund	0.80	0.80	(1)	0.55
Core Plus Bond Fund	0.80	—		0.55
Government Money Market Fund	0.45	—		0.20
Tax-Free Money Market Fund	0.45	—		0.20
Prime Money Market Fund	0.45	0.75		0.20

(1)	Effective through November 30, 2010 (termination of Advisor class of shares).
(2)	Commenced operations on March 1, 2011.
(3)	Commenced operations on December 28, 2010.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Investor Services (“MIS”), a division of M&I Trust Company, NA (“M&I Trust”), each Fund pays MIS at the annual rate of 0.25% of average daily net assets of the Fund’s Investor and Advisor Class shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee—M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to M&I Trust is based on each Fund’s average daily net assets with respect to the Equity Funds and Fixed Income Funds and the aggregate average daily net assets of all the Money Market Funds as listed below.

Equity & Fixed Income Funds		Money Market Funds
Annual Rate	ADNA	Annual Rate	ADNA
0.0925%	on the first $250 million	0.0400%	on the first $2 billion
0.0850	on the next $250 million	0.0300	on the next $2 billion
0.0800	on the next $200 million	0.0250	on the next $2 billion
0.0400	on the next $100 million	0.0200	on the next $2 billion
0.0200	on the next $200 million	0.0100	in excess of $8 billion
0.0100	in excess of $1.0 billion

Custodian Fees—M&I Trust is the Funds’ custodian, except for the International Stock Fund and Emerging Markets Equity Fund for which State Street Bank and Trust Company maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets consisting of two basis points on the first $250,000,000 and one basis point thereafter for the period.

Distribution Services Fee—The Prime Money Market Fund is subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provides that the Fund may incur distribution expenses of 0.30% of the average daily net assets of the Fund’s Advisor Class shares.

Notes to Financial Statements (continued)

Securities Lending—The Funds pay a portion of net revenue from securities lending to M&I Trust for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these expenses. The following amounts were paid for the year ended August 31, 2011:

Fund	Fees Paid	Fund	Fees Paid
Large-Cap Value Fund	$14,588	International Stock Fund	$9,228
Large-Cap Growth Fund	22,456	Short-Term Income Fund	9,010
Large-Cap Focus Fund	4,907	Short-Intermediate Bond Fund	41,025
Mid-Cap Value Fund	41,866	Government Income Fund	35,845
Mid-Cap Growth Fund	90,816	Corporate Income Fund	10,260
Small-Cap Value Fund (1)	5,440	Aggregate Bond Fund	77,236
Small-Cap Growth Fund	308,433	Core Plus Bond Fund	9,558

(1)	Reflects operations for the period from March 1, 2011 (commencement of operations) to August 31, 2011.

Investments in Affiliated Entities—An affiliated entity is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a Marshall Fund. Entities which are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Transactions during the period with entities which are affiliates as of August 31, 2011 are as follows:

Fund/Security	Value Beginning of Period	Purchases	Sales Proceeds	Dividends Credited to Income	Value End of Period
Small-Cap Growth Fund Safeguard Scientifics, Inc.	$6,957,500	$10,630,199	$—	$—	$19,743,636
Ultra Short Tax-Free Fund Marshall Tax-Free Money Market Fund, Class I, 0.270%	8,142,745	432,473,032	407,249,690	75,227	33,366,087
Intermediate Tax-Free Fund Marshall Tax-Free Money Market Fund, Class I, 0.270%	28,468,389	273,755,128	259,294,459	91,173	42,929,058
Corporate Income Fund Marshall Prime Money Market Fund, Class I, 0.119%	1,964,977	70,621,389	68,567,476	5,293	4,018,890
Core Plus Bond Fund Marshall Prime Money Market Fund, Class I, 0.119%	3,662,916	70,348,545	67,107,609	7,373	6,903,852

Interfund Borrowing and Lending—The Funds participate in an interfund lending program. This program allows the Funds to lend cash to and/or borrow cash from other Funds for temporary purposes, although the Money Market Funds cannot participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Directors are responsible for the oversight of the interfund lending program. The Ultra Short Tax-Free Fund, Intermediate Tax-Free Fund and Corporate Income Fund utilized this program as borrower, and the Prime Money Market Fund as lender for the year ended August 31, 2011. No interfund borrowing or lending balances existed as of August 31, 2011. For the year ended August 31, 2011, the average daily lending balances were $1,603, $4,527 and $888, and the weighted average interest rates were 0.824%, 0.825%, and 0.801%, respectively.

Investment Transactions—The Funds, on occasion, may purchase or sell a security with another Fund or client of the Adviser pursuant to procedures approved by the Directors.

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receives any compensation from the Funds.

6.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $15,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.250% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (LIBOR). The LOC includes a commitment fee of 0.125% per annum on the daily unused portion which during the fiscal year was paid by the Adviser. The Emerging Markets Equity Fund and Tax-Free Money Market Fund utilized the LOC during the year ended August 31, 2011. No borrowings were outstanding under the LOC at August 31, 2011. For the year ended August 31, 2011, the Emerging Markets Equity Fund and Tax-Free Money Market Fund average daily loan balance outstanding were $14,123 and $15,024, and the weighted average interest rates were 1.495% and 1.378%, respectively.

Marshall Funds

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations and in-kind contributions, for the year ended August 31, 2011 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large-Cap Value Fund	$94,336,472	$145,149,823	$—	$—
Large-Cap Growth Fund	213,215,619	216,568,858	—	—
Large-Cap Focus Fund	87,393,745	38,710,269	—	—
Mid-Cap Value Fund	97,226,245	121,301,591	—	—
Mid-Cap Growth Fund	215,714,680	209,087,445	—	—
Small-Cap Value Fund (1)	31,357,916	5,608,551	—	—
Small-Cap Growth Fund	629,355,856	530,578,996	—	—
International Stock Fund	53,357,949	54,695,384	—	—
Emerging Markets Equity Fund	22,433,984	36,655,430	—	—
Ultra Short Tax-Free Fund	543,955,943	441,922,109	—	—
Short-Term Income Fund	77,666,315	76,573,204	71,502,490	55,297,355
Short-Intermediate Bond Fund	69,367,400	67,557,575	641,783,742	666,767,754
Intermediate Tax-Free Fund	387,490,876	247,452,405	—	—
Government Income Fund	32,200,213	49,084,765	2,448,789,461	2,548,468,237
Corporate Income Fund	55,822,129	33,610,412	987,541	—
Aggregate Bond Fund	237,225,380	143,152,631	2,172,841,434	2,105,758,278
Core Plus Bond Fund	54,198,806	29,716,789	16,983,330	9,010,462

(1)	Reflects operations for the period from March 1, 2011 (commencement of operations) to August 31, 2011.

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the net asset value of the Funds.

The Funds complied with the Financial Accounting Standards Board (“FASB”) Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Funds, have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2011. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the discount accretion/premium amortization of debt securities.

Notes to Financial Statements (continued)

Fund	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$161,355,344		$30,184,005	$(6,110,272)	$24,073,733
Large-Cap Growth Fund	241,844,302		24,801,259	(11,564,334)	13,236,925
Large-Cap Focus Fund	73,835,804		3,856,936	(3,171,079)	685,857
Mid-Cap Value Fund	297,973,105		43,610,880	(19,110,666)	24,500,214
Mid-Cap Growth Fund	320,752,237		56,532,997	(19,063,647)	37,469,350
Small-Cap Value Fund	37,491,827		1,258,179	(3,231,026)	(1,972,847)
Small-Cap Growth Fund	717,793,081		71,832,298	(43,536,204)	28,296,094
International Stock Fund	67,404,877		7,859,465	(5,821,776)	2,037,689
Emerging Markets Equity Fund	35,732,495		13,715,946	(2,224,846)	11,491,100
Ultra Short Tax-Free Fund	423,343,775		703,627	(159,190)	544,437
Short-Term Income Fund	189,286,252		1,797,923	(2,602,743)	(804,820)
Short-Intermediate Bond Fund	238,178,458		3,723,615	(3,172,867)	550,748
Intermediate Tax-Free Fund	555,587,991		15,645,999	(667,768)	14,978,231
Government Income Fund	378,075,361		6,845,502	(2,656,255)	4,189,247
Corporate Income Fund	99,839,237		5,416,586	(492,830)	4,923,756
Aggregate Bond Fund	720,920,279		11,500,696	(1,558,287)	9,942,409
Core Plus Bond Fund	114,200,030		7,248,926	(417,136)	6,831,790
Government Money Market Fund	487,915,317	*	—	—	—
Tax-Free Money Market Fund	861,558,552	*	—	—	—
Prime Money Market Fund	3,762,523,946	*	—	—	—
*	at amortized cost

The tax character of distributions reported on the Statement of Changes in Net Assets for the years ended August 31, 2011 and 2010 was as follows:

	2011			2010
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$1,064,385	$—	$—	$2,568,413	$—	$—
Large-Cap Growth Fund	421,542	—	—	549,573	—	—
Large-Cap Focus Fund	32,091	—	—	—	—	—
Mid-Cap Value Fund	1,472,665	—	—	1,722,756	—	—
Mid-Cap Growth Fund	—	—	—	172,984	—	—
Small-Cap Value Fund	—	—	—	—	—	—
Small-Cap Growth Fund	—	—	—	—	—	—
International Stock Fund	1,708,663	—	—	2,522,217	—	—
Emerging Markets Equity Fund	3,154,941	—	1,840,777	2,365,348	—	—
Ultra Short Tax-Free Fund	50,748	5,523,704	—	—	—	—
Short-Term Income Fund	3,082,641	—	—	3,388,668	—	—
Short-Intermediate Bond Fund	3,095,292	—	—	3,870,074	—	—
Intermediate Tax-Free Fund	850,582	15,768,406	373,740	172,214	9,351,586	91,379
Government Income Fund	17,176,935	—	—	12,899,501	—	—
Corporate Income Fund	4,290,267	—	625,190	1,957,183	—	—
Aggregate Bond Fund	20,750,409	—	277,313	7,511,491	—	—
Core Plus Bond	4,389,197	—	919,980	2,817,338	—	—
Government Money Market Fund	149,408	—	—	357,365	—	—
Tax-Free Money Market Fund	59,803	2,161,718	44,892	226,651	4,064,458	3,774
Prime Money Market Fund	4,265,991	—	—	6,812,325	—	—
(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

Marshall Funds

As of August 31, 2011, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$756,720	$—	$—	$(31,440,695)	$24,117,833
Large-Cap Growth Fund	—	—	—	(7,690,340)	13,236,925
Large-Cap Focus Fund	471,638	—	—	—	685,857
Mid-Cap Value Fund	556,761	—	—	(2,264,893)	24,500,214
Mid-Cap Growth Fund	—	—	—	(7,270,801)	37,469,350
Small-Cap Value Fund	—	—	—	(62,383)	(1,972,847)
Small-Cap Growth Fund	—	—	30,676,573	—	28,296,094
International Stock Fund	1,514,532	—	—	(123,440,774)	2,094,426
Emerging Markets Equity Fund	1,035,916	—	2,692,408	—	11,501,769
Ultra Short Tax-Free Fund	3,388	—	2,313	—	544,437
Short-Term Income Fund	132,775	—	—	(4,810,467)	(804,821)
Short-Intermediate Bond Fund	170,292	—	—	(31,614,991)	550,748
Intermediate Tax-Free Fund	157,708	24,784	240,411	—	14,978,231
Government Income Fund	4,146,154	—	5,678,312	—	4,201,915
Corporate Income Fund	116,894	—	412,202	—	4,923,756
Aggregate Bond Fund	4,218,674	—	1,422,393	—	9,947,625
Core Plus Bond Fund	204,656	—	477,290	—	6,831,790
Government Money Market Fund	—	—	—	—	—
Tax-Free Money Market Fund	—	53	—	—	—
Prime Money Market Fund	46,112	—	—	—	—

At August 31, 2011, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Capital Loss Carryforward to Expire In
Fund	2012	2013	2014	2015	2016	2017	2018	2019	Not Subject to Expiration	Total
Large-Cap Value Fund	—	—	—	—	—	1,657,979	29,782,716	—	—	31,440,695
Large-Cap Growth Fund	—	—	—	—	—	550,690	7,139,650	—	—	7,690,340
Mid-Cap Value Fund	—	—	—	—	—	—	2,264,893	—	—	2,264,893
Mid-Cap Growth Fund	—	—	—	—	—	1,472,796	5,798,005	—	—	7,270,801
Small-Cap Value Fund	—	—	—	—	—	—	—	—	62,383	62,383
International Stock Fund	—	—	—	—	—	62,319,763	61,121,011	—	—	123,440,774
Short-Term Income Fund	1,906,315	797,744	906,238	983,288	216,882	—	—	—	—	4,810,467
Short-Intermediate Bond Fund	—	—	5,042,619	4,819,127	—	—	20,798,157	952,005	—	31,611,908

For additional discussion of rule changes for capital loss carryforwards under The Regulated Investment Company Modernization Act of 2010, please go to Section 10 - Recently Issued Accounting Pronouncements and Tax Law Changes.

During the fiscal year ended August 31, 2011, the Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Growth, International Stock, Short-Term Income, and Prime Money Market Funds, respectively, utilized $11,646,857, $19,581,147, $19,708,444, $31,497,329, $27,419,429, $3,525,595, $405,563, and $157,633 of capital loss carryforwards.

The Short Intermediate Bond and Prime Money Market Funds had losses expiring during the fiscal year ended August 31, 2011, in the amount of $1,234,191 and $157,668, respectively.

As of August 31, 2011, the Short-Intermediate Bond has $3,083 of post-October losses, which are deferred until fiscal year 2012 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2011, the percentages which qualify for the dividend received deduction available to corporate shareholders were as follows:

Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Large-Cap Focus Fund	100.00
Mid-Cap Value Fund	100.00

Notes to Financial Statements (continued)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2011, the percentages which are designated as qualified dividend income were as follows:

Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Large-Cap Focus Fund	100.00
Mid-Cap Value Fund	100.00
International Stock Fund	100.00
Emerging Markets Equity Fund	55.96

For Federal income tax purposes, the Emerging Markets Equity, Intermediate Tax-Free, Corporate Income, Aggregate Bond, Core Plus Bond and Tax-Free Money Market Funds designate long-term capital gain dividends of $1,840,777, $373,740, $625,190, 277,313, $919,980 and $44,892, respectively, or the amounts determined to be necessary, for the year ended August 31, 2011.

For Federal income tax purposes, the Short-Term Income, Short-Intermediate Bond, Government Income, Corporate Income, Aggregate Bond, Core Plus Bond, Government Money Market, and Prime Money Market Funds designate qualified interest income dividends of $3,104,391, $3,127,865, $6,584,313, $3,242,088, $7,829,990, $3,712,358, $169,267 and $4,547,824, respectively, or the amounts determined to be necessary, for the year ended August 31, 2011.

For Federal income tax purposes, the Emerging Markets Equity, Ultra Short Tax-Free, Intermediate Tax-Free, Government Income, Corporate Income, Aggregate Bond, Core Plus Bond, Government Money Market, and Tax-Free Money Market Funds designate qualified short-term capital gain dividends of $1,361,013, $50,748, $850,582, $10,652,523, $1,001,244, $12,908,276, $673,681, $94 and $59,803, respectively, or the amounts determined to be necessary, for the year ended August 31, 2011.

For Federal income tax purposes, the Ultra Short Tax-Free, Intermediate Tax-Free and Tax-Free Money Market Funds designate tax-exempt dividends of $5,482,809, $15,631,182, and $2,232,126, respectively, or the amounts determined to be necessary, for the year ended August 31, 2011.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Stock and Emerging Markets Equity Funds, respectively, designate $1,379,947 and $1,038,556 of income derived from foreign sources and $214,686 and $213,133 of foreign taxes paid, or the amounts determined to be necessary, for the year ended August 31, 2011.

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2011, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Stock Fund	$0.1857	$0.0289
Emerging Markets Equity Fund	0.3364	0.0690

10.	Recently Issued Accounting Pronouncements and Tax Law Changes

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Although the Modernization Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management continues to evaluate the application of this pronouncement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Marshall Funds

11.	Change in the Independent Registered Public Accounting Firm (Unaudited)

On June 30, 2011, upon the recommendation of the Audit Committee, the Fund’s Board of Directors engaged KPMG LLP as independent accountants for the Funds for the fiscal year ending August 31, 2011.

For the past two most recent fiscal years in which PricewaterhouseCoopers LLP (“PwC”) was the Funds’ independent registered public accounting firm and through the date of the change in auditor, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC reports on the financial statements of such periods. On February 3, 2011, PwC advised the Audit Committee and the Board that it would no longer be able to serve as the Funds’ independent registered public accounting firm, if and when the Transaction was consummated, as it would not be in compliance with SEC independence requirements following the Transaction. Accordingly, PwC resigned as the Funds’ independent registered public accounting firm effective June 22, 2011.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of the Marshall Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Large-Cap Focus Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Value Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Ultra Short Tax-Free Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Government Income Fund, Marshall Corporate Income Fund, Marshall Aggregate Bond Fund, Marshall Core Plus Bond Fund, Marshall Government Money Market Fund, Marshall Tax-Free Money Market Fund, and Marshall Prime Money Market Fund (collectively referred to as the “Funds”) as of August 31, 2011 and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through August 31, 2010 were audited by other auditors whose report dated October 21, 2010 expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the Funds as of August 31, 2011 and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Milwaukee, WI

October 24, 2011

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds as of September 30, 2011. The address of each director, except Ms. Costello, is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. The address of Ms. Costello is c/o BMO Financial Corp., 111 West Monroe Street, Chicago, Illinois 60603. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served *	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 69	Independent Director	Indefinite; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	20	None
Ridge A. Braunschweig Age: 58	Independent Director	Indefinite; Since October 2009	Executive Vice President and Chief Financial Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since 2000.	20	None
Benjamin M. Cutler Age: 66	Independent Director	Indefinite; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer) from 1996 to 2002.	20	None
John A. Lubs Age: 63	Independent Director	Indefinite; since July 2004	Special Independent Consultant to Family Board Members Mason Companies, Inc., since 2010; Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004 to July 2010; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	20	None

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS (continued)
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served *	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
James Mitchell Age: 64	Independent Director	Indefinite; since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007.	20	None
Barbara J. Pope Age: 63	Independent Director	Indefinite; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	20	None
* If elected, each director will hold office for an indefinite term, until his or her successor is duly elected or until his or her death, resignation, retirement or removal.

Directors and Officers of the Funds (continued)

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 54	Director and President	Indefinite; since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (“M&I Trust”), since 1998.	20	None
Ellen M. Costello* Age: 56	Director	Indefinite; since September 2011	CEO of BMO Financial Corp. and U.S. Country Head, since July 2011; President and CEO of BMO Financial Corp., from 2006 to July 2011; Chair and CEO of Harris Bankcorp, Inc. and its wholly-owned subsidiary, Harris N.A., since 2006; director of Harris Investment Management, Inc., an indirect wholly-owned subsidiary of BMO Financial Corp., since 2006; prior to August 2006, Vice-Chair and Head of BMO Capital Markets NY.	20***	None
* Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust. Ms. Costello is an “interested person” of the Corporation due to the positions that she holds with BMO.
** If elected, each director will hold office for an indefinite term, until his or her successor is duly elected or until his or her death, resignation, retirement or removal.
*** Ms. Costello was elected to the Board effective September 1, 2011.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 38	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser since February 2006.
John D. Boritzke Age: 55	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.
Linda S. VanDenburgh Age: 54	Secretary	Elected by the Board annually; since August 2011	Senior Counsel and Vice President of BMO Harris Bank N.A. (formerly Harris National Association), since 2010; Senior Counsel at Northern Trust, 2004-2010.
Stephen R. Oliver Age: 60	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer since July 2008 and Anti-Money Laundering Officer since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President of M&I Trust and M&I Financial Advisors, Inc., since March 2006.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval	of Advisory Contract for Marshall Small-Cap Value Fund

On February 21, 2011, the Board of Directors (the “Board”) of Marshall Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), considered the approval of the Advisory Contract between the Corporation and M&I Investment Management Corp. (the “Adviser”) on behalf of Marshall Small-Cap Value Fund (the “Fund”).

The Independent Directors met separately in executive session with their independent legal counsel to review and consider the information provided by the Adviser regarding the Advisory Contract for the Fund. The Independent Directors considered, among other factors, the Adviser’s long-term relationship with the Corporation and the services the Adviser provides for other funds of the Corporation. The Independent Directors noted that in evaluating the Advisory Contract, they were taking into account their accumulated experience as Independent Directors in working with the Adviser on matters relating to the Corporation’s other funds. Based on their review, the Independent Directors concluded that it was in the best interests of the Fund to approve the Advisory Contract, and accordingly, recommended that the Board approve the Advisory Contract. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services to be provided by the Adviser to the Fund, the Board reviewed information describing the resources and key personnel of the Adviser, including the personnel who would provide investment management services to the Fund. The Board also considered the services Marshall & Ilsley Trust Company, N.A. (the “Administrator”) would provide for the Fund. The Board noted that at its August 2010 meeting, it had reviewed the advisory functions performed by the Adviser, as well as other services performed by the Adviser and Administrator for the Corporation’s other funds. The Board considered the Adviser’s experience in managing new funds.

As the Fund is a newly created series, the Board did not review performance information for the Fund since no track record was available.

Based upon this review, the Board concluded that the nature, quality and extent of the services to be provided to the Fund by the Adviser are expected to be satisfactory.

Costs of Services Provided and Profits Realized by the Adviser

The Board reviewed information comparing the Fund’s management fee and net expense ratio to the management fee and net expense ratio of a peer group of funds provided by the Adviser using data obtained from Strategic Insight for open-end, actively managed funds in the Small Cap Value Morningstar category. The Board considered that the Adviser has agreed to contractual expense limitations for the Fund through March 1, 2012 (the “Expense Limitation”), and that the net expense ratio for the Fund takes into account the effect of the Expense Limitation. In reviewing the information, the Board noted that the Fund’s management fee and net expense ratio were both below the median management fee and net expense ratio of the peer group.

The Board also noted that because the Fund was newly organized and had no assets, the Adviser did not provide profitability information. The Board considered the proposed Expense Limitation Agreement and concluded that profitability was not expected to be unreasonable.

On the basis of the information provided, the Board concluded that the Fund’s management fee was reasonable, taking into account the nature, quality and extent of services to be provided by the Adviser.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the Fund’s net expense ratio giving effect to the Expense Limitation and concluded that the Fund’s Expense Limitation was a reasonable way to provide the benefits of economies of scale to shareholders at this time.

Other Benefits to the Adviser

The Board also considered benefits that accrue to the Adviser and its affiliates from their contractual relationships with the Fund including administration and custody fees and revenues from securities lending. The Board concluded that, taking into account these benefits, the Fund’s management fee was reasonable.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Conclusion

After full consideration of the above factors as well as other factors that were instructive in evaluating the Advisory Contract, the Board concluded that the terms of the Advisory Contract are fair and reasonable and that approval of the Advisory Contract is in the best interests of the Fund.

Approval	of Continuation of Advisory and Sub-Advisory Agreements

On July 6 and August 3, 2011, the Board of Directors of Marshall Funds, Inc. (the “Corporation”), including the Directors who are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), met to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation and M&I Investment Management Corp. (the “Adviser”) on behalf of each portfolio of the Corporation (each, a “Fund” and collectively, the “Funds”) and the approval of the sub-advisory agreements with Taplin, Canida & Habacht, LLC (“TCH”) on behalf of Marshall Core Plus Bond Fund and Marshall Corporate Income Fund, with Trilogy Global Advisors, LP (“Trilogy”) on behalf of Marshall Emerging Markets Equity Fund and with each of Acadian Asset Management, LLC (“Acadian”) and Trilogy on behalf of Marshall International Stock Fund (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). TCH, Acadian and Trilogy are referred to herein as a “Sub-Adviser” and collectively as the “Sub-Advisers.”

The Board, including the Independent Directors, approved the Advisory and Sub-Advisory Agreements pursuant to a process that concluded at the Board’s August 3, 2011 in-person meeting. In connection with its consideration of the Advisory and Sub-Advisory Agreements, the Board received and reviewed extensive information provided by the Adviser and its affiliate, Marshall & Ilsley Trust Company N.A., which is the Funds’ administrator (the “Administrator”), and the Sub-Advisers in response to detailed requests of the Independent Directors and their independent legal counsel, including supplemental information that was provided by the Adviser. The Board also received a memorandum from legal counsel advising it of its duties and responsibilities in connection with the review of the Advisory and Sub-Advisory Agreements. The Board discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-Advisers, as applicable. The Board also noted its review of a broad range of information and its discussions with the Funds’ portfolio managers throughout the year at Board meetings and the information reviewed in connection with the Transaction. The Board members noted that in evaluating the Advisory and Sub-Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Adviser on matters related to the Funds.

On July 6 and August 3, 2011, the Independent Directors met in-person with management to consider the approval of the Advisory and Sub-Advisory Agreements, and they also met separately in executive session with their independent legal counsel. Based on their review, the Independent Directors concluded on August 3, 2011 that it was in the best interests of each Fund to approve the Advisory Agreement and in the best interests of each of Marshall International Stock Fund, Marshall Emerging Markets Equity Fund, Marshall Corporate Income Fund and Marshall Core Plus Bond Fund (collectively, the “Sub-Advised Funds”) to approve each applicable Sub-Advisory Agreement, and accordingly, recommended to the Board the approval of each Advisory and Sub-Advisory Agreement. In deciding to approve the Advisory and Sub-Advisory Agreements for each applicable Fund, the Board did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed separately below.

Advisory Agreement with Adviser

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser to the Funds, the Board reviewed information describing the resources and key personnel of the Adviser, including the personnel who provide investment management services to the Funds. The Board also considered that the Administrator would continue providing services to the Funds. The Board reviewed information concerning the advisory functions performed by the Adviser for the Funds, as well as other services performed by the Adviser and the Administrator, including managing the execution of portfolio transactions, monitoring adherence to the Funds’ investment restrictions, compliance with Fund policies and procedures and with applicable securities laws and regulations, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Review of Fund Performance

The Board reviewed each Fund’s (other than Marshall Large-Cap Focus Fund and Marshall Small-Cap Value Fund, both of which are new funds and had less than one year of performance as of April 30, 2011) percentile ranking within its Lipper Inc. (“Lipper”) universe for the year to date through April 30, 2011 period and for the one-, three- and five-year periods ended April 30, 2011, as provided by the Adviser. The Adviser also provided the Board supplemental information on the Lipper universe for the one-, three-, five- and ten-year performance reporting periods ended April 30, 2011. The Lipper universe for each Fund includes all funds with a similar investment objective as classified by Lipper. For the Sub-Advised Funds, the Board considered that the Adviser does not directly manage the investment portfolio, but had delegated those duties to the respective Sub-Advisers. The Board noted that the information provided indicated that the Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall Ultra Short Tax-Free Fund, Marshall Short-Term Income Fund, Marshall Short-Intermediate Bond Fund, Marshall Intermediate Tax-Free Fund, Marshall Government Income Fund, Marshall Corporate Income Fund, Marshall Core Plus Bond Fund, Marshall Government Money Market Fund, Marshall Tax-Free Money Market Fund and Marshall Prime Money Market Fund had generally performed satisfactorily on the whole relative to their respective Lipper universe during the periods reviewed.

With respect to the Marshall Aggregate Bond Fund, the Board considered that one-year performance reflects underperformance compared to the median return of the Fund’s Lipper universe but that longer term performance on the whole was satisfactory. The Board noted that the manager’s tactical shifts in the portfolio have generated excess returns over the index over time, although they have also increased short-term volatility. For the Marshall Emerging Markets Equity Fund, the Board considered that performance for the one-year period was below the median return of the Fund’s Lipper universe and considered the limited operating history of the Fund and considered the Adviser’s view that the Fund was managed with a more diversified approach than a number of competitive funds. The Board noted management’s comments regarding the long-term performance issues of the Marshall Large-Cap Value Fund and the Marshall International Stock Fund. With respect to the Marshall Large-Cap Value Fund, the Board considered the Adviser’s view that the portfolio manager consistently applied the stated investment process which had led to volatile returns in turbulent markets and also considered that recent performance had improved. The Board considered Marshall International Stock Fund’s recent performance improvement, including first quartile performance for the one-year period ended April 30, 2011 in comparison to its Lipper universe. The Board noted its ongoing discussions with management related to the Marshall International Stock Fund. The Board also noted the Adviser’s statements that it would continue to closely monitor the performance of the Marshall Large-Cap Value Fund, Marshall International Stock Fund and Marshall Emerging Markets Fund and the performance of each of Marshall International Stock Fund’s Sub-Advisers and the Sub-Adviser of the Marshall Emerging Markets Equity Fund.

Costs of Services Provided and Profits Realized by the Adviser

The Board reviewed information provided by the Adviser from Strategic Insight’s Simfund database comparing each Fund’s advisory fee and net expense ratio to the advisory fee and net expense ratio of the comparable Morningstar, Inc. peer group (for the equity and fixed-income Funds) or Strategic Insight peer group (for the money market Funds only). The Board considered that the Adviser has agreed to contractual expense limitations for the Funds until at least July 6, 2013 (the “Expense Limitations”), and that the net expense ratios for the Funds take into account the effect of the Expense Limitations.

The Board also reviewed the management fees charged by the Adviser to its separate account clients. Although the average separate account fees for certain investment strategies were lower than the advisory fees for Funds with similar investment strategies, the Board noted management’s statements that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including oversight of the Funds’ other service providers, Board support, regulatory compliance and additional efforts by the portfolio managers.

In reviewing the information, the Board noted that the advisory fees and net expense ratios (for each class) of each Fund were below or within an acceptable range of the median advisory fees and net expense ratios of their respective peer groups.

The Board considered the methodology used by the Adviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates.

The Board also considered the profitability to the Adviser and its affiliates of their relationships with each Fund.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered each Fund’s asset size and net expense ratio giving effect to each Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds, including revenue in the form of administration fees, custody fees, shareholder service fees, and securities lending revenue, and that the Adviser engages in soft dollar arrangements in connection with equity security brokerage transactions for the Funds and/or other clients of the Adviser. The Board noted that, other than the services provided by the Adviser pursuant to the Advisory Agreement and the fees to be paid by each Fund, therefore the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Sub-Advisory Agreements with the Sub-Advisers

Nature, Extent and Quality of Services

Similar to the review of the Adviser, the Board considered the nature, extent and quality of services provided under the Sub-Advisory Agreements. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach and philosophy of each Sub-Adviser and the experience and skills of the investment personnel responsible for the day-to-day management of the Sub-Advised Funds.

Review of Performance

The Board considered the in-person presentation by Acadian and Trilogy at the August 3, 2011 meeting with respect to their respective investment strategy and contribution to the performance of the Marshall International Stock Fund. With respect to the Emerging Markets Equity Fund performance, the Board considered that the one year total return was below the average of the Lipper universe and that the Fund had been operational for a limited period of time in a volatile market. As described above, the Board noted the Marshall International Stock Fund’s long-term performance issues, considered each Sub-Adviser’s analysis of its performance and noted the Fund’s recent performance improvements.

With respect to the performance of the Marshall Corporate Income Fund and the Marshall Core Plus Bond Fund, the Board considered that each Fund ranked in the top decile of its Lipper universe for the one-year period ended April 30, 2011.

Costs of Services Provided and Profits Realized by the Sub-Advisers

The Board noted that the sub-advisory fee charged by Acadian at Marshall International Stock Fund’s current asset levels is in line with the average fee it charges to separate accounts with similar investment strategies. The Board also noted that Trilogy’s sub-advisory fee for the Marshall International Stock Fund is less than Trilogy’s standard international equity fee schedule. The Board noted that the sub-advisory fee charged by Trilogy for the Marshall Emerging Markets Equity Fund is structured differently and its effective fee rate is currently less than the fee it charges to another emerging markets fund for which it provides services and is less than Trilogy’s standard emerging markets fee schedule. The Board noted that the sub-advisory fee charged by TCH at the current asset levels of each of Marshall Corporate Income Fund and Marshall Core Plus Bond Fund are in line with the average fee it charges to the other fixed-income fund for which it provides sub-advisory services.

With respect to profitability, the Board considered that the Adviser compensates each Sub-Adviser from its fee. The Board also considered that Acadian and Trilogy have each agreed to pay a portion of the Adviser’s obligation under the Marshall International Stock Fund’s Expense Limitation.

Economies of Scale

The Board considered the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders and considered the smaller size of the Sub-Advised Funds.

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

Other Benefits to the Sub-Adviser

The Board considered the use by Trilogy of commissions paid by the Marshall International Stock Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of Trilogy. The Board noted that no other material benefits were identified by any of the Sub-Advisers other than the sub-advisory fee and the potential marketability of performance of the applicable Sub-Advised Fund.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable and that the approval of the Advisory Agreement and each Sub-Advisory Agreement is in the best interests of each applicable Fund, taking into consideration the costs of services provided and profit realized, economies of scale and other benefits to the Adviser and the Sub-Advisers.

Results of the Special Meeting of Shareholders

The annual meeting of the shareholders of the Marshall Funds, Inc. was held on October 6, 2011.

The matters voted on by the shareholders of record as of August 10, 2011 and the results of the vote at the shareholder meetings held October 6, 2011 were as follows:

1. To approve a new investment advisory agreement between the Corporation and M&I Investment Management Corp. (the “Adviser”).

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,662,484	6,424	14,139
Large-Cap Growth Fund	10,558,519	24,271	13,874
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,469,138	12,234	37,875
Mid-Cap Growth Fund	11,188,411	14,578	5,868
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,560,627	28,710	96,779
International Stock Fund	6,664,020	7,224	2,402
Emerging Markets Equity Fund	2,927,690	—	796
Ultra Short Tax-Free Fund	36,070,535	—	3,745
Short-Term Income Fund	11,652,826	5,175	6,655
Short-Intermediate Bond Fund	10,563,007	8,054	4,474
Intermediate Tax-Free Fund	23,200,749	207,223	246,359
Government Income Fund	13,401,087	203,686	318,746
Corporate Bond Fund	6,352,467	1,644	614
Aggregate Bond Fund	39,148,086	3,267	2,330
Core Plus Bond Fund	8,624,618	—	—
Government Money Market Fund	251,145,834	8,238	—
Tax-Free Money Market Fund	512,238,728	49,490	281,196
Prime Money Market Fund	1,991,582,696	1,713,719	54,845,357

2. To approve a new subadvisory agreement between the Adviser and Taplin, Canida & Habacht, LLC (“TCH”).

	Affirmative	Against	Abstain
Corporate Bond Fund	6,349,495	4,616	614
Core Plus Bond Fund	8,624,618	—	—

3. To elect eight Board of Directors consisting of the following:

	Affirmative	Against	Abstain
Larry D. Armel	3,074,740,089	—	98,761,810
John M. Blaser	3,113,342,388	—	60,519,510
Ridge A. Braunschweig	3,108,353,065	—	65,148,834
Ellen M. Costello	3,116,148,343	—	57,353,556
Benjamin M. Cutler	3,108,317,307	—	65,184,592
John A. Lubs	3,108,187,915	—	65,313,984
James Mitchell	3,107,777,063	—	65,724,836
Barbara J. Pope	3,106,977,285	—	66,524,614

4. To approve the reclassification of each Fund’s fundamental investment limitation regarding selling short and buying on margin as non-fundamental.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,657,503	11,404	14,139
Large-Cap Growth Fund	10,527,625	44,638	24,402
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,428,002	47,269	44,049
Mid-Cap Growth Fund	11,180,006	22,376	6,475
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,453,289	106,916	125,911
International Stock Fund	6,645,944	25,300	2,402
Emerging Markets Equity Fund	2,927,519	96	871
Ultra Short Tax-Free Fund	35,992,104	82,177	—
Short-Term Income Fund	11,648,571	7,767	8,317
Short-Intermediate Bond Fund	10,555,304	15,071	5,160
Intermediate Tax-Free Fund	22,937,609	478,273	238,449
Government Income Fund	13,205,119	433,505	284,895
Corporate Bond Fund	6,352,467	4,616	614
Aggregate Bond Fund	39,145,749	4,421	3,513
Core Plus Bond Fund	8,624,618	—	—
Government Money Market Fund	251,128,663	25,409	—
Tax-Free Money Market Fund	511,577,937	686,233	305,245
Prime Money Market Fund	1,947,518,675	45,102,801	55,520,295

Results of the Special Meeting of Shareholders (continued)

5. To approve the modification of each Fund’s fundamental investment limitation regarding issuing senior securities and borrowing money.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,655,464	10,925	16,658
Large-Cap Growth Fund	10,541,444	36,345	18,876
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,432,236	43,183	43,901
Mid-Cap Growth Fund	11,179,936	25,022	3,899
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,437,396	121,655	127,066
International Stock Fund	6,646,469	24,666	2,511
Emerging Markets Equity Fund	2,927,615	—	871
Ultra Short Tax-Free Fund	36,010,526	60,010	3,745
Short-Term Income Fund	11,649,679	6,823	8,153
Short-Intermediate Bond Fund	10,551,861	14,633	9,041
Intermediate Tax-Free Fund	22,916,660	496,717	240,953
Government Income Fund	13,219,419	418,237	285,862
Corporate Bond Fund	6,352,467	1,644	614
Aggregate Bond Fund	39,146,300	3,870	3,513
Core Plus Bond Fund	8,624,378	240	—
Government Money Market Fund	251,145,834	8,238	—
Tax-Free Money Market Fund	511,533,278	730,892	305,245
Prime Money Market Fund	1,990,053,052	2,777,774	55,310,946

6. To approve the reclassification of each Fund’s fundamental investment limitation regarding pledging assets as non-fundamental.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,659,126	9,782	14,139
Large-Cap Growth Fund	10,519,555	35,769	41,341
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,426,519	47,956	44,846
Mid-Cap Growth Fund	11,176,100	24,416	8,341
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,427,200	133,345	125,572
International Stock Fund	6,646,233	25,011	2,402
Emerging Markets Equity Fund	2,927,519	96	871
Ultra Short Tax-Free Fund	35,992,104	78,431	3,745
Short-Term Income Fund	11,648,673	7,160	8,822
Short-Intermediate Bond Fund	10,558,261	10,144	7,130
Intermediate Tax-Free Fund	22,871,363	538,102	244,866
Government Income Fund	13,208,662	428,699	286,158
Corporate Bond Fund	6,349,495	4,616	614
Aggregate Bond Fund	39,149,515	654	3,513
Core Plus Bond Fund	8,624,618	—	—
Government Money Market Fund	251,136,746	17,326	—
Tax-Free Money Market Fund	511,526,665	692,122	350,627
Prime Money Market Fund	1,892,941,128	99,845,298	55,355,346

7. To approve the modification of each Fund’s fundamental investment limitation regarding investing in commodities.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,658,985	9,922	14,139
Large-Cap Growth Fund	10,516,891	36,247	43,527
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,434,670	42,064	42,587
Mid-Cap Growth Fund	11,177,133	27,646	4,078
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,483,144	88,541	114,431
International Stock Fund	6,643,538	27,629	2,479
Emerging Markets Equity Fund	2,927,690	—	796
Ultra Short Tax-Free Fund	36,010,782	59,753	3,745
Short-Term Income Fund	11,647,475	8,863	8,317
Short-Intermediate Bond Fund	10,560,637	9,226	5,672
Intermediate Tax-Free Fund	22,897,644	518,878	237,809
Government Income Fund	13,241,462	389,444	292,613
Corporate Bond Fund	6,352,467	1,644	614
Aggregate Bond Fund	39,143,291	7,137	3,255
Core Plus Bond Fund	8,624,618	—	—
Government Money Market Fund	251,153,917	155	—
Tax-Free Money Market Fund	511,257,473	685,115	626,827
Prime Money Market Fund	1,948,617,027	44,247,283	55,277,462

Results of the Special Meeting of Shareholders (continued)

8. To approve the modification of each Fund’s fundamental investment limitation regarding investing in real estate.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,655,379	13,529	14,139
Large-Cap Growth Fund	10,470,474	102,622	23,569
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,434,270	42,772	42,279
Mid-Cap Growth Fund	11,178,153	23,447	7,257
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,470,366	90,530	125,220
International Stock Fund	6,645,852	25,315	2,479
Emerging Markets Equity Fund	2,927,615	75	796
Ultra Short Tax-Free Fund	36,010,782	59,753	3,745
Short-Term Income Fund	11,646,686	9,495	8,473
Short-Intermediate Bond Fund	10,554,743	13,880	6,911
Intermediate Tax-Free Fund	22,917,273	508,291	228,768
Government Income Fund	13,198,169	414,096	311,254
Corporate Bond Fund	6,349,495	4,616	614
Aggregate Bond Fund	39,150,066	361	3,255
Core Plus Bond Fund	8,624,355	263	—
Government Money Market Fund	251,153,917	155	—
Tax-Free Money Market Fund	511,566,038	722,758	280,618
Prime Money Market Fund	1,948,745,253	44,106,972	55,289,547

9. To approve the modification of each Fund’s fundamental investment limitation regarding diversification of investments.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,658,013	10,985	14,049
Large-Cap Growth Fund	10,546,334	33,230	17,101
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,440,209	39,148	39,964
Mid-Cap Growth Fund	11,179,051	23,748	6,057
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,507,839	63,959	114,318
International Stock Fund	6,663,587	7,580	2,479
Emerging Markets Equity Fund	2,927,690	—	796
Ultra Short Tax-Free Fund	36,070,279	257	3,745
Short-Term Income Fund	11,647,853	6,707	10,095
Short-Intermediate Bond Fund	10,553,424	15,199	6,911
Intermediate Tax-Free Fund	22,967,527	446,583	240,221
Government Income Fund	13,287,967	320,154	315,398
Corporate Bond Fund	6,349,495	4,616	614
Aggregate Bond Fund	39,146,557	3,870	3,255
Core Plus Bond Fund	8,624,378	240	—
Government Money Market Fund	251,145,834	8,238	—
Tax-Free Money Market Fund	511,612,247	676,550	280,618
Prime Money Market Fund	1,949,369,430	43,432,615	55,339,727

10.To approve the modification of each Fund’s fundamental investment limitation regarding underwriting.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,658,307	10,601	14,139
Large-Cap Growth Fund	10,525,316	35,822	35,527
Large-Cap Focus Fund	5,149,673	—	—
Mid-Cap Value Fund	13,433,056	41,817	44,447
Mid-Cap Growth Fund	11,176,526	25,280	7,050
Small-Cap Value Fund	2,695,382	—	—
Small-Cap Growth Fund	17,494,089	78,456	113,571
International Stock Fund	6,661,873	10,196	1,577
Emerging Markets Equity Fund	2,927,690	—	796
Ultra Short Tax-Free Fund	36,010,526	60,010	3,745
Short-Term Income Fund	11,642,457	6,333	15,866
Short-Intermediate Bond Fund	10,554,421	15,101	6,012
Intermediate Tax-Free Fund	22,927,956	474,474	251,901
Government Income Fund	13,222,522	379,495	321,502
Corporate Bond Fund	6,352,467	2,100	158
Aggregate Bond Fund	39,143,291	7,137	3,255
Core Plus Bond Fund	8,624,378	240	—
Government Money Market Fund	251,153,917	155	—
Tax-Free Money Market Fund	511,566,763	722,034	280,618
Prime Money Market Fund	1,991,179,563	2,042,499	54,919,710

Results of the Special Meeting of Shareholders (continued)

11. To approve a manager of managers structure.

	Affirmative	Against	Abstain
Large-Cap Value Fund	10,654,346	14,870	13,831
Large-Cap Growth Fund	10,510,466	66,521	19,677
Mid-Cap Value Fund	13,433,740	46,978	38,602
Mid-Cap Growth Fund	11,182,698	21,231	4,928
Small-Cap Growth Fund	17,334,933	222,346	128,838
Short-Term Income Fund	11,542,157	107,540	14,958
Short-Intermediate Bond Fund	10,552,721	16,243	6,571
Intermediate Tax-Free Fund	22,929,165	480,019	245,147
Government Income Fund	12,927,620	663,925	331,975
Aggregate Bond Fund	39,147,058	3,867	2,758
Government Money Market Fund	249,185,994	1,968,077	—
Tax-Free Money Market Fund	508,407,484	3,880,734	281,196
Prime Money Market Fund	1,893,769,037	99,494,156	54,878,578

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.marshallfunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

PRSRT STD

U.S. POSTAGE

PAID

LANCASTER, PA

PERMIT NO. 1377

Marshall Investor Services

P.O. Box 55931

Boston, MA 02205-5931

1-800-236-FUND (3863)

414-287-8555

http://www.marshallfunds.com

M&I Distributors, LLC, Distributor

M&I Investment Management Corp., Investment Adviser

©2011 Marshall Funds, Inc.

Not FDIC Insured	No Bank Guarantee	May Lose Value

11-328-070 (10/11)

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code of Ethics are incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006. (SEC Accession No. 0001193125-06-227868)

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for professional services by KPMG LLP during the fiscal year 2011 and PricewaterhouseCoopers LLP during the fiscal year 2010 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2011	$295,000
Fiscal year ended August 31, 2010	$313,000

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2011	$48,000
Fiscal year ended August 31, 2010	$57,500

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended August 31, 2011	$57,000
Fiscal year ended August 31, 2010	$61,500

(d)	All Other Fees.

Fiscal year ended August 31, 2011	None

Fiscal year ended August 31, 2010	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)

Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)	None.

(g)

During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006. (SEC Accession No. 0001193125-06-227868)

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc.

/s/ John M. Blaser
By: John M. Blaser President October 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By: John M. Blaser President (Principal Executive Officer) October 21, 2011

/s/ Timothy M. Bonin
By: Timothy M. Bonin Treasurer (Principal Financial Officer) October 21, 2011